Registration No. 333-89488
& 811-21111

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 23	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 26	☒

THRIVENT VARIABLE ANNUITY ACCOUNT I
(Exact Name of Registrant)
Thrivent Financial for Lutherans
(Name of Depositor)
625 Fourth Avenue South,
Minneapolis, Minnesota 55415
(Address of Depositor's Principal Executive Offices)
Depositor’s Telephone Number, including Area Code: 920-628-2347
Cynthia K. Mueller

4321 North Ballard Road
Appleton, WI 54919
(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2018 pursuant to paragraph (b) (1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (Date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment
TITLE OF SECURITIES BEING REGISTERED
Interest in a separate account under flexible premium deferred variable annuity contracts

Thrivent Variable Annuity Account I
Prospectus For
Flexible Premium Deferred Variable Annuity Contract
Issued By Thrivent Financial for Lutherans
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: (800) 847-4836 E-mail: mail@thrivent.com	625 Fourth Avenue South Minneapolis, MN 55415-1665 Telephone: (800) 847-4836 E-mail: mail@thrivent.com
This Prospectus describes an individual flexible premium deferred variable annuity contract (the “Contract”) (form # W-BC-FPVA) offered by Thrivent Financial for Lutherans (“Thrivent Financial,” “we,” “us” or “our”), a fraternal benefit society organized under Wisconsin law. It also describes the flexible premium variable annuity contract we began offering in 2002 (the “Prior Contract”)(form# W-BB-FPVA) and which is being replaced by the Contract. Appendix B to the Prospectus describes the differences between the Contract and the Prior Contract.
This prospectus also describes certain optional features, not all of which may be available at the time you are interested in purchasing your Contract; we reserve the right to prospectively restrict availability of certain optional features. We reserve the right to reject any applications, subject to any applicable nondiscrimination laws and to our own standards and guidelines.
We allocate premiums based on your designation to one or more Subaccounts of Thrivent Variable Annuity Account I (the “Variable Account”) to Fixed Period Allocations or the Fixed Account.
The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (the “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each of the Portfolios of the Fund, although some of the Portfolios are managed by an investment subadviser. The accompanying Prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios:
Thrivent Aggressive Allocation Portfolio
Thrivent Balanced Income Plus Portfolio
Thrivent Diversified Income Plus Portfolio
Thrivent Government Bond Portfolio
Thrivent Growth and Income Plus Portfolio*
Thrivent High Yield Portfolio
Thrivent Income Portfolio
Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Low Volatility Equity Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Money Market Portfolio

Thrivent Multidimensional Income Portfolio
Thrivent Opportunity Income Plus Portfolio
Thrivent Partner All Cap Portfolio
(subadvised by FIAM LLC)
Thrivent Partner Emerging Markets Equity Portfolio
(subadvised by Aberdeen Asset Managers Limited)
Thrivent Partner Growth Stock Portfolio
(subadvised by T. Rowe Price Associates, Inc.)
Thrivent Partner Healthcare Portfolio
(subadvised by BlackRock Investment Management, LLC )
Thrivent Partner Worldwide Allocation Portfolio
(subadvised by Aberdeen Asset Managers Limited,
Goldman Sachs Asset Management, L.P. and
Principal Global Investors, LLC)
Thrivent Real Estate Securities Portfolio
Thrivent Small Cap Growth Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Small Cap Stock Portfolio

*The Thrivent Series Fund, Inc. Board of Directors has approved the merger of the Thrivent Growth and Income Plus Portfolio into the Thrivent Moderately Aggressive Allocation Portfolio pending approval by their respective shareholders of record at a special shareholder meeting to be held on or about June 21, 2018. The merger, if approved, would occur on or about June 28, 2018. The Portfolio will be closed to new investment elections after the close of business on April 27, 2018. If you already invest in the affected Subaccount, you can continue to invest in the Subaccount until the merger has been completed.
Additional information about us, the Contract and the Variable Account is contained in a Statement of Additional Information (“SAI”) dated April 30, 2018. That SAI was filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us at 1-800-847-4836, going online at thrivent.com, or by writing us at Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. In addition, the Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the SAI and all other documents required to be filed with the SEC. The Table of Contents for the SAI may be found on Page 59 of this Prospectus.
An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. We have not authorized anyone to provide you with information that is different.
The date of this Prospectus is April 30, 2018.

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Definitions
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Accumulated Value. The sum of the accumulated values for your Contract in Subaccounts, the Fixed Account, and Fixed Period Allocations on or before the Annuity Date.
Age. The Annuitant’s Issue Age increased by one on each Contract Anniversary. The second Covered Person’s Age on the GLWB Rider, is that person’s age on his or her birthday nearest the Date of Issue increased by one on each Contract Anniversary.
Annuitant. The person(s) named in the Contract whose life is used to determine the duration of annuity payments involving life contingencies.
Annuity Date. The date when annuity income payments will begin if an Annuitant is living on that date.
Annuity Unit. A unit of measure which is used in the calculation of the second and each subsequent variable annuity payment.
Contract. The flexible premium deferred variable annuity contract offered by Thrivent Financial and described in this Prospectus.
Contract Anniversary. The same date in each succeeding year as the Date of Issue.
Contract Owner. The person who controls all the rights under the Contract while the Annuitant is alive. The Annuitant is the Contract Owner, unless another owner is named in the Contract application or the Contract is assigned to another person.
Contract Year. The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue and ending on the first Contract Anniversary.
Covered Person. A person upon whose life the benefits of the Guaranteed Lifetime Withdrawal Benefit Rider are based.
Date of Issue. Generally the date on which the application is signed.
Fixed Period Allocation. An allocation to the MVA Account for a specified allocation period for which the interest rate is guaranteed. Surrenders or transfers from a Fixed Period Allocation may be subject to a Market Value Adjustment.
Fund. Thrivent Series Fund, Inc., which is described in the accompanying prospectus.
General Account. The General Account is the general account of Thrivent Financial, which consists of all assets of Thrivent Financial other than those allocated to a Separate Account.
Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider. An optional Rider that guarantees a minimum lifetime withdrawal amount even if the account is depleted.
Issue Age. The age of the Annuitant on his or her birthday nearest the Date of Issue.
Market Value Adjustment (MVA). A positive or negative adjustment to accumulated value in Fixed Period Allocations when amounts are surrendered from Fixed Period Allocations, except that no adjustments will be applied to surrenders from a Fixed Period Allocation within 30 days before the end of its allocation period.
Medallion Signature Guarantee. A stamp provided by a financial institution that verifies your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or a savings association participating in the Medallion Signature Guarantee Program provides that service.
MVA Account. Market Value Adjustment Account is the account to which an investment in the Fixed Period Allocation is made.
Portfolio. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

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Definitions
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Qualified Plan. A retirement plan that receives favorable tax treatment under Section 401, 403, 408, or 408A or similar provisions of the Internal Revenue Code.
Return Protection Allocation (RPA). An optional benefit that allows you to allocate a set amount to an RP subaccount that guarantees a minimum Accumulated Value as guaranteed in your Contract for a duration of 7 or 10 years. As of December 20, 2012, Return Protection Allocations (RPAs) are no longer available for election under this contract. If you currently have an RPA, the guarantees associated with your benefit will continue through the end of your allocation period.
RP Subaccount. A Subaccount that is chosen when implementing the Return Protection Allocation optional benefit.
Service Center. Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-847-4836, or such other office as we may specify in a notice to the Contract Owner.
Spouse. An individual lawfully married to another individual as defined by federal tax law. The marriage must be recognized by the state, possession, or territory of the United States in which the marriage is entered into, regardless of domicile. Individuals who enter into a marriage under the laws of a foreign jurisdiction are recognized as married for federal tax law purposes if the relationship would be recognized as marriage under the laws of at least one state, possession, or territory of the United States, regardless of domicile.
Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.
Treasury Rate. The weekly average of the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Bulletin Release H.15. If this report is not available for any week, we will use the most recently reported week. If Treasury Rates are no longer available, we will use similar rates as approved by the insurance supervisory officials in the state in which the Contract was delivered.
Valuation Day. Each day the New York Stock Exchange is open for trading. The Valuation Day ends at the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.
Valuation Period. The period of time from the determination of Accumulation and Annuity Unit Values on a Valuation Day to the determination of those values on the next Valuation Day.
Variable Account. Thrivent Variable Annuity Account I, which is a Separate Account of Thrivent Financial. The Subaccounts are subdivisions of the Variable Account.
Written Notice. A written request or notice provided by the Contract Owner and received in good order at our Service Center and satisfactory in form and content to Thrivent Financial.

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Fee and Expense Tables
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The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. For a complete discussion of Contract fees and expenses, see Charges and Deductions.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. You pay no sales load when you make additional investments in the Contract. No state premium taxes are deducted.
Contract Owner Transaction Expenses
Sales Load Imposed on Purchase (as a percentage of purchase payments)	0%
Maximum Deferred Sales Load (as a percentage of excess amount surrendered)	7.00% [1]
Transfer Charge (after 12 free transfers per Contract Year)	$25 [2]
The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.
Periodic Fees and Expenses other than Fund Expenses
Annual Administrative Charge	$30 [3]
Annual Separate Account Expenses as a percentage of average Contract value	Contract Years
Maximum Mortality & Expense Risk Charge[4]	1-7	8+
Basic Death Benefit	1.25%	1.15%
Maximum Charges for Optional Benefit (based on benefits chosen)
Maximum Anniversary Death Benefit (MADB)	0.20%	0.20%
Premium Accumulation Death Benefit (PADB)	0.40%	0.40%
Earnings Addition Death Benefit (EADB)	0.25%	0.25%
MADB and PADB	0.50%	0.50%
MADB and EADB	0.35%	0.35%
PADB and EADB	0.55%	0.55%
MADB and PADB and EADB	0.65%	0.65%
Return Protection Allocation (RPA)[5]	0.75%	0.75%
MADB and RPA[5]	0.95%	0.95%
GLWB Risk Charge[6]	1.25%	1.25%
Maximum Total Separate Account Expenses[7]	2.50%	2.40%
Charges after the Annuity Date
Mortality and Expense Risk Charge (after annuitization)	1.25%
Commuted Value Charge (for surrender of settlement option)	0.25% [8]
See Annuity Provisions in this prospectus for a discussion of these other charges.
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The next table shows the minimum and maximum Total Annual Portfolio Operating Expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by any of the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2017, for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new Portfolios, amounts are based on estimates for the current fiscal year. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.
Total Annual Portfolio Operating Expenses9
	Maximum	Minimum
(expenses that are deducted from Fund Assets, including management fees and other expenses)	3.61%	0.25%
Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.
If a Portfolio is structured as a “fund of funds,” the Portfolio will indirectly bear its proportionate share of any fees and expenses (like investment advisory fees and operating expenses) of the investment companies in which it invests. However, Thrivent Financial has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by an Asset Allocation Portfolio as a result of its investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. For a list of the “fund of funds” portfolios available through the Contract, see the chart of portfolios available in the prospectus for the Fund.
Examples
The following two examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Portfolio fees and expenses. The following two examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year and assumes both the minimum and the maximum fees and expenses of the Portfolios. Example 1 shows a Contract with a combination of features and portfolio ranges that yield the most expensive total cost. Example 2 shows the cost of a Contract with the most expensive optional feature and the corresponding range of portfolio options. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
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Example 1: Contract with the MADB, PADB, and EADB Optional Death Benefits10

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$1,176	$2,114	$3,073	$5,585
Minimum Portfolio Expenses:	$ 866	$1,193	$1,555	$2,686
If you annuitize your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$1,176	$2,114	$2,810	$5,585
Minimum Portfolio Expenses:	$ 866	$1,193	$1,244	$2,686
If you do not surrender your Contract at end of the applicable time period with
Maximum Portfolio Expenses:	$ 550	$1,700	$2,840	$5,615
Minimum Portfolio Expenses:	$ 218	$ 733	$1,274	$2,716

Example 2: Contract with the GLWB Rider11

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$987	$1,558	$2,170	$3,928
Minimum Portfolio Expenses:	$967	$1,499	$2,073	$3,738
If you annuitize your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$987	$1,558	$1,878	$3,928
Minimum Portfolio Expenses:	$967	$1,499	$1,778	$3,738
If you do not surrender your Contract at end of the applicable time period with
Maximum Portfolio Expenses:	$347	$1,116	$1,908	$3,958
Minimum Portfolio Expenses:	$326	$1,055	$1,808	$3,768

Notes to Fee and Expense Tables:
1 In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year; only the amount in excess of that amount (the “Excess Amount”) will be subject to a surrender charge. A surrender charge is deducted if a full or partial surrender occurs during the first seven Contract Years. The surrender charge is 7% during the first Contract Year and decreases by 1% each subsequent Contract Year. No surrender charge is deducted for surrenders occurring in Contract Years 8 and later. The surrender charge also will be deducted if the annuity payments begin during the first three Contract Years, except under certain circumstances as described in Surrender Charge (Contingent Deferred Sales Charge).
2 You are allowed 12 free transfers per Contract Year. Subsequent transfers (other than the Dollar Cost Averaging and Asset Rebalancing Programs) will incur a $25 transfer charge.
3 An annual administrative charge of up to $30 may apply to some Contracts. This charge is waived if (a) the Accumulated Value of the Contract on the Contract Anniversary is at least $15,000, (b) the sum of premiums paid on, less all surrenders made from, the Contract is at least $15,000, or (c) the sum of premiums paid less all surrenders made during the Contract Year just ended is at least $2,400. See Charges and Deductions—Annual Administrative Charge.
4 The table shows the guaranteed maximum risk charges for Contract Years 1-7 and later. We currently expect the risk charge for Contract Years 8 and later to be 0.15% less than the guaranteed charge shown in the table. On or after the Annuity Date, the risk charge will be 1.25%. See Charges and Deductions—Risk Charge. The risk charge for a Contract pending payout due to a death
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claim is based on the average daily net assets of the Variable Account and is equal to an annual rate of 0.95%.
5 The amount shown is based on the guaranteed charge for the Return Protection Allocation. The maximum expense charge is 0.75%. The current charge is 0.75%, except for a 10 year allocation period in the RP Moderately Conservative Allocation Subaccount which has a current charge of 0.50%. For a 10 year allocation period in the RP Moderately Conservative Allocation Subaccount made prior to January 9, 2012, the current charge is 0.75%. Return Protection Allocations (RPAs) are no longer available for election as of December 20, 2012. If you currently have an RPA, the guarantees associated with your benefit will continue through the end of your allocation period.
6 The amount shown is based on the guaranteed maximum charge for the GLWB Rider. The current charge is as follows: 1.25%, 1.25%, and 0.75% for the Moderately Aggressive, Moderate and Moderately Conservative Allocations, respectively.
7 The maximum total separate account expenses occur when the GLWB Rider is selected as an optional benefit.
8 If a payee under a settlement option elects to receive a lump sum instead of continuing payments, we will pay the commuted value of the future payments for the remaining guaranteed period. The commuted value is determined by using an interest rate that is 0.25% more than the interest rate used to determine the annuity payments.
9 Thrivent Financial has agreed to reimburse certain expenses other than the advisory fees for certain Portfolios. After taking these contractual and voluntary arrangements into account, the actual range (maximum and minimum) of total operating expenses charged by the Portfolios was between 1.20% to 0.25%. The reimbursements may be discontinued at any time. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2017, for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new Portfolios, amounts are based on estimates for the current fiscal year.
10 For this example, the following assumptions are used: 0.65% optional benefit charge, 1.25% mortality and expense risk charge (1.15% for years 8 through 10), and portfolio operating expenses ranging from 3.61% to 0.25%.
11 For this example, the following assumptions are used: 1.25% optional benefit charge, 1.25% mortality and expense risk charge (1.15% for years 8 through 10), and portfolio operating expenses ranging from 0.94% to 0.73%.
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Summary
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Please see Definitions at the beginning of this Prospectus for definitions of several technical terms, which can help you understand details about your Contract. The Summary is an introduction to various topics related to the Contract. For more detailed information on each subject, refer to the appropriate section of this Prospectus.
The Contract
The Contract along with any riders, endorsements, amendments, application, and our Articles of Incorporation and Bylaws constitutes your entire agreement. See The Contract.
This prospectus contains all material provisions of the Contract. Any variations are pursuant to state law. Provisions that vary by state law are specifically disclosed under applicable sections of The Contract.
We issue individual flexible premium deferred variable annuity contracts. In order to purchase a Contract, you must submit an application to us through one of our financial representatives who is also a registered representative of Thrivent Investment Management Inc. We only offer the Contract to a member or to a person eligible for membership who is also applying for membership. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special Federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until the Annuity Date.
The minimum acceptable initial premium is $5,000 unless your Contract is issued in connection with a Qualified Plan. If your Contract is issued in connection with a Qualified Plan, the minimum acceptable premium is $2,000 or $1,000 if electronic payments of $100/month are established. We may, at our discretion, waive this initial premium requirement. You may pay additional premiums under the Contracts, but we may choose not to accept any additional premium less than $50.
Allocation of Premiums. You may allocate premiums under the Contract to one or more of the Subaccounts of the Variable Account, the Fixed Account, or, if available, Fixed Period Allocations. Certain investment options may be unavailable in some states.
The Accumulated Value of the Contract in the Subaccounts and the amount of variable annuity payments will vary primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. The interest rate that applies to the Fixed Account or a Fixed Period Allocation depends upon the rate in effect on the date of the allocation and the allocation period chosen.
Optional Investment Programs. We offer optional Dollar Cost Averaging and Asset Rebalancing Programs. See The Contract—Dollar Cost Averaging and The Contract
—Asset Rebalancing.
Free Look Period. You have the right to return the Contract within 10 days after you receive it. (Some states require a longer free look period).
Return Protection Allocations. Return Protection Allocations (RPAs) are no longer available for election. If you currently have an RPA, the guarantees associated with your benefit continue through the end of your allocation period.
Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider. For an additional charge, a Rider is available that guarantees a minimum lifetime withdrawal amount even if the account is depleted. Once you begin receiving benefits under the GLWB, you may not make subsequent premium payments. No GLWB withdrawals can be made under the Rider until or after the Covered Person (or younger Covered Person, if applicable) is at least Age 62. The GLWB Withdrawal Period must begin on the Annuity Date if an election is not made on or before the Annuity Date.
Surrenders. If you request a surrender on or before the Annuity Date, we will pay to you all or part of the Accumulated Value of a Contract after making any Market Value Adjustment to amounts in Fixed Period Allocations and deducting any applicable surrender

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Summary
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charge or tax withholding. Partial surrenders must be for at least $200 and must not reduce the remaining Accumulated Value in the Contract to less than $1,000. Under certain circumstances the Contract Owner may make surrenders after the Annuity Date.
Transfers. On or before the Annuity Date, you may request the transfer of all or a part of your Contract’s Accumulated Value to or from the Subaccounts, the Fixed Account, or Fixed Period Allocations. Transfers to and from the RP Subaccounts are subject to the requirements for Return Protection Allocations. Transfers are restricted when the GLWB is present on the contract. You may request 12 free transfers per Contract Year. After the Annuity Date, you may change the percentage allocation of variable annuity payments among the available Subaccounts up to 12 times per Contract Year. However, you may no longer transfer out of the Fixed Account after the Annuity Date. Subsequent transfers (other than the Dollar Cost Averaging and Asset Rebalancing Programs) will incur a $25 transfer charge. We reserve the right to limit the number of transfers you make in any Contract Year. See The Contract—Transfers of Accumulated Value for more details, including the restrictions on transfers.
Death Benefits. The Contract offers a Basic Death Benefit if the Annuitant dies before the Annuity Date. After the Annuity Date, amounts payable, if any, depend upon the terms of the settlement option. In addition, for an additional charge, you may purchase any combination of three optional death benefits which may increase the death benefit if the Annuitant dies before the Annuity Date:
♦	the Maximum Anniversary Death Benefit;
♦	the Premium Accumulation Death Benefit; or
♦	the Earnings Addition Death Benefit.
These optional benefits are not available in all states. These optional benefits are not available with the GLWB.
A GLWB Survivor Benefit is available if you purchase the GLWB. Under this benefit, a surviving beneficiary may elect to receive the GLWB benefits or the standard death benefits. See The Contract—Guaranteed Lifetime Withdrawal Benefits (GLWB) Rider for more details.
See The Contract—Death Benefit Before the Annuity Date and The Contract—Death Benefit Options.
Annuity Provisions
You may select an annuity settlement option or options, and may select whether payments are to be made on a fixed or variable basis. See Annuity Provisions for more details.
Federal Tax Status
For a description of the federal income tax status of annuities, see Federal Tax Status—Taxation of Annuities in General. Generally, a distribution from a Contract before the taxpayer attains age 59 1⁄2 will result in a penalty tax of 10% of the amount of the distribution which is included in gross income. Death proceeds paid to beneficiaries are also subject to income tax.
Condensed Financial Information
Condensed financial information derived from the financial statements of the Variable Account is contained in Appendix A.
Exchange Program
From time to time, we may offer programs for certain variable annuities issued by Thrivent Financial or our affiliates, to be exchanged for the contract described in this prospectus. Such exchange offers will be made available only for contracts that have not yet started making annuity payments. Any new contract resulting from such exchange will have the same Issue Date as the Contract being exchanged only for purposes of calculating surrender charges, if applicable. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits and other guarantees that are provided by the contract you currently own to the benefits and guarantees provided by the new contract being offered. You should also compare the fees and charges of your current contract to the new contract being offered as they may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us and any such programs will comply with applicable law. We believe the exchanges should be

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Summary
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tax free for federal income tax purposes; however, you should consult your tax advisor before making any such exchange.
Thrivent Financial and the Variable Account
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Thrivent Financial
Thrivent Financial is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
For more information, visit Thrivent.com.
The Variable Account
The Variable Account is a separate account of ours, which became available on October 31, 2002. The Variable Account meets the definition of a “separate account” under the federal securities laws. We have caused the Variable Account to be registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.
Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

Investment Options
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Variable Investment Options and the Subaccounts
You may allocate the premiums paid under the Contract and transfer from the Contract’s Accumulated Value to the Subaccounts of the Variable Account. We invest the assets of each Subaccount in a corresponding Portfolio of the Fund. Note that the italicized Portfolios below are “fund of funds” which are comprised of investments in other Portfolios within the Fund. The Subaccounts and the corresponding Portfolios are listed below. If you chose the Return Protection Allocation, your investment options were limited based on the date the allocation period was selected. See The Contract-Return Protection Allocations
With the Guaranteed Lifetime Withdrawal Benefit Rider, you are limited in your investment options based on the timing of your Contract purchase. For new Riders and those issued on or
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Investment Options
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after July 24, 2014, the only investment option available is the Thrivent Moderately Conservative Allocation Subaccount.
For riders issued on or after January 16, 2014 and on or before July 23, 2014, you had the option to choose between the Thrivent Moderate Allocation Subaccount and the Thrivent Moderately Conservative Allocation Subaccount. Contracts with premiums allocated to the Thrivent Moderate Allocation Subaccount may continue to allocate premiums into that subaccount, as long as you do not transfer the Accumulated Value out of that Subaccount.
For riders issued prior to January 16, 2014, you could allocate to the Thrivent Moderately Aggressive Allocation Subaccount, the Thrivent Moderate Allocation Subaccount and the Thrivent Moderately Conservative Allocation Subaccount. Contracts with premiums allocated to the Thrivent Moderately Aggressive Allocation Subaccount or Thrivent Moderate Allocation Subaccount may continue to allocate premiums into the selected Subaccount as long as you do not transfer the Accumulated Value out of that Subaccount. If you transfer out of that Subaccount, the only option is the Thrivent Moderately Conservative Allocation Subaccount.
See The Contract--Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider.
Subaccount	Corresponding Portfolio
Thrivent Aggressive Allocation Subaccount	Thrivent Aggressive Allocation Portfolio
Thrivent Balanced Income Plus Subaccount	Thrivent Balanced Income Plus Portfolio
Thrivent Diversified Income Plus Subaccount	Thrivent Diversified Income Plus Portfolio
Thrivent Government Bond Subaccount	Thrivent Government Bond Portfolio
Thrivent Growth and Income Plus Subaccount*	Thrivent Growth and Income Plus Portfolio*
Thrivent High Yield Subaccount	Thrivent High Yield Portfolio
Thrivent Income Subaccount	Thrivent Income Portfolio
Thrivent Large Cap Growth Subaccount	Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Index Subaccount	Thrivent Large Cap Index Portfolio
Thrivent Large Cap Stock Subaccount	Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Value Subaccount	Thrivent Large Cap Value Portfolio
Thrivent Limited Maturity Bond Subaccount	Thrivent Limited Maturity Bond Portfolio
Thrivent Low Volatility Equity Subaccount	Thrivent Low Volatility Equity Portfolio
Thrivent Mid Cap Index Subaccount	Thrivent Mid Cap Index Portfolio
Thrivent Mid Cap Stock Subaccount	Thrivent Mid Cap Stock Portfolio
Thrivent Moderate Allocation Subaccount	Thrivent Moderate Allocation Portfolio
Thrivent Moderately Aggressive Allocation Subaccount	Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderately Conservative Allocation Subaccount	Thrivent Moderately Conservative Allocation Portfolio
Thrivent Money Market Subaccount	Thrivent Money Market Portfolio
Thrivent Multidimensional Income Subaccount	Thrivent Multidimensional Income Portfolio
Thrivent Opportunity Income Plus Subaccount	Thrivent Opportunity Income Plus Portfolio
Thrivent Partner All Cap Subaccount	Thrivent Partner All Cap Portfolio
Thrivent Partner Emerging Markets Equity Subaccount	Thrivent Partner Emerging Markets Equity Portfolio
Thrivent Partner Growth Stock Subaccount	Thrivent Partner Growth Stock Portfolio
Thrivent Partner Healthcare Subaccount	Thrivent Partner Healthcare Portfolio
Thrivent Partner Worldwide Allocation Subaccount	Thrivent Partner Worldwide Allocation Portfolio
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Investment Options
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Subaccount	Corresponding Portfolio
Thrivent Real Estate Securities Subaccount	Thrivent Real Estate Securities Portfolio
Thrivent Small Cap Growth Subaccount	Thrivent Small Cap Growth Portfolio
Thrivent Small Cap Index Subaccount	Thrivent Small Cap Index Portfolio
Thrivent Small Cap Stock Subaccount	Thrivent Small Cap Stock Portfolio
The following table summarizes each Portfolio’s investment objective:
Portfolio	Investment Objective
Thrivent Aggressive Allocation Portfolio	To seek long-term capital growth.
Thrivent Balanced Income Plus Portfolio	To seek long-term total return through a balance between income and the potential for long-term capital growth.
Thrivent Diversified Income Plus Portfolio	To seek to maximize income while maintaining prospects for capital appreciation.
Thrivent Government Bond Portfolio	To seek total return, consistent with preservation of capital.
Thrivent Growth and Income Plus Portfolio*	To seek long-term capital growth and income.
Thrivent High Yield Portfolio	To achieve a higher level of income, while also considering growth of capital as a secondary objective.
Thrivent Income Portfolio	To achieve a high level of income over the longer term while providing reasonable safety of capital.
Thrivent Large Cap Growth Portfolio	To achieve long-term growth of capital.
Thrivent Large Cap Index Portfolio	To seek total returns that track the performance of the S&P 500 Index**.
Thrivent Large Cap Stock Portfolio	To seek long-term capital growth.
Thrivent Large Cap Value Portfolio	To achieve long-term growth of capital.
Thrivent Limited Maturity Bond Portfolio	To seek a high level of current income consistent with stability of principal.
Thrivent Low Volatility Equity Portfolio	To seek long-term capital appreciation with lower volatility relative to the global equity markets.
Thrivent Mid Cap Index Portfolio	To seek total returns that track the performance of the S&P MidCap 400 Index**.
Thrivent Mid Cap Stock Portfolio	To seek long-term capital growth.
Thrivent Moderate Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal.
Thrivent Moderately Aggressive Allocation Portfolio	To seek long-term capital growth.
Thrivent Moderately Conservative Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal.
Thrivent Money Market Portfolio	To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.
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Investment Options
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Portfolio	Investment Objective
Thrivent Multidimensional Income Portfolio	To seek a high level of current income and, secondarily, growth of capital.
Thrivent Opportunity Income Plus Portfolio	To seek a combination of current income and long-term capital appreciation.
Thrivent Partner All Cap Portfolio	To seek long-term growth of capital.
Thrivent Partner Emerging Markets Equity Portfolio	To seek long-term capital growth.
Thrivent Partner Growth Stock Portfolio	To achieve long-term growth of capital and, secondarily, increase dividend income.
Thrivent Partner Healthcare Portfolio	To seek long-term capital growth.
Thrivent Partner Worldwide Allocation Portfolio	To seek long-term capital growth.
Thrivent Real Estate Securities Portfolio	To seek to provide long-term capital appreciation and high current income.
Thrivent Small Cap Growth Portfolio	To seek long-term capital growth.
Thrivent Small Cap Index Portfolio	To seek capital growth that tracks the performance of the S&P SmallCap 600 Index**.
Thrivent Small Cap Stock Portfolio	To seek long-term capital growth.
*The Thrivent Series Fund, Inc. Board of Directors has approved the merger of the Thrivent Growth and Income Plus Portfolio into the Thrivent Moderately Aggressive Allocation Portfolio pending approval by their respective shareholders of record at a special shareholder meeting to be held on or about June 21, 2018. The merger, if approved, would occur on or about June 28, 2018. The Portfolio will be closed to new investment elections after the close of business on April 27, 2018. If you already invest in the affected Subaccount, you can continue to invest in the Subaccount until the merger has been completed.
** The S&P 500, S& P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Thrivent Financial for Lutherans (“Thrivent Financial”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent Financial. Thrivent Financial variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S& P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Thrivent Financial variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent Financial variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent Financial with respect to the S& P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent Financial or the Thrivent Financial variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent Financial or the owners of the Thrivent Financial variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent Financial variable insurance products or the timing of the issuance or sale of the Thrivent Financial variable insurance contract or in the determination or calculation of the equation by which a Thrivent Financial variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent Financial variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT FINANCIAL, OWNERS OF THE THRIVENT FINANCIAL VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING
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Investment Options
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ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT FINANCIAL, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
Each Portfolio has its own investment objective, investment program, policies and restrictions. Although the investment objectives and policies of certain Portfolios may be similar to the investment objectives and policies of other Portfolios that we manage or sponsor or that an affiliate of ours may manage or sponsor, we do not represent or assure you that the investment results will be comparable to any other Portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in Portfolio performance. For all of these reasons, you should expect investment results to differ. In particular, certain Portfolios available only through the Contract may have names similar to portfolios not available through the Contract. The performance of a Portfolio not available through the Contract does not indicate performance of the similarly named Portfolio available through the Contract.
Before selecting any Subaccount, you should carefully read the accompanying prospectus for the Fund attached to this prospectus and found in the back of this book. You should periodically consider your allocation among Subaccounts in light of current market conditions and your investment goals, risk tolerance and financial circumstances. The Fund prospectus provides more complete information about the Portfolios of the Fund in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.
Shares of the Fund are sold to other Portfolios of the Fund, to other insurance company separate accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to other insurance company separate accounts not affiliated with us. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:
♦	Changes in state insurance laws;
♦	Changes in Federal income tax law;
♦	Changes in the investment management of the Fund; or
♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts.
If we believe the responses of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.
The Fund is a Minnesota corporation registered with the SEC under the 1940 Act as an open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.
The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another Subaccount, the Fixed Account, or a Fixed Period Allocation as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Funds will be reinvested immediately at

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Investment Options
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net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

Investment Management
Thrivent Financial is investment adviser to the Fund. Thrivent Financial is registered as an investment adviser under the Investment Advisers Act of 1940. Pursuant to the investment advisory agreement, Thrivent Financial is responsible for determining which securities to purchase and sell, arranges the purchases and sales and helps formulate the investment program for the Portfolios. Thrivent Financial implements the investment program for the Portfolios consistent with each Portfolio’s investment objectives, policies and restrictions. Thrivent Financial and the Fund have engaged the following investment subadvisers:
Subadviser	Portfolio Name
BlackRock Investment Management, LLC.	Thrivent Partner Healthcare Portfolio
Aberdeen Asset Managers Limited	Thrivent Partner Emerging Markets Equity Portfolio
Aberdeen Asset Managers Limited, Goldman Sachs Asset Management, L.P. and Principal Global Investors, LLC.	Thrivent Partner Worldwide Allocation Portfolio
FIAM LLC	Thrivent Partner All Cap Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Growth Stock Portfolio
We, as investment adviser, pay each of the above subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.
Addition, Deletion, Combination, or Substitution of Investments
Where permitted by applicable law and business need, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
♦	Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
♦	Substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion;
♦	Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;
♦	Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;
♦	Combine the Variable Account with other variable accounts, and/or create new variable accounts;
♦	Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
♦	Modify the provisions of the Contract to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.
The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our

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Investment Options
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other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.
If investment in the Fund or in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may close or combine any of the current Portfolios. We may close a Portfolio to new investment, but continue to allow current investors to add additional premium payments, or we may combine the Portfolio with another Portfolio. The substituted investment option may have different fees and expenses. We will not make any substitutions without receiving any necessary approval of the SEC and state insurance departments, if applicable. You will be notified of any substitutions. This notification will include the name of the Portfolio being modified, the approximate date of the shareholder vote, the date the combination will be completed (if approved and if applicable), the date that the Portfolio will be closed to new investment selections, the date that funds can no longer be applied to the Portfolio and the description of where the current value will move to (if applicable) and where future premium payments (if any) will be applied. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Owners. The Fund sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.
In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges under the Contract. You could lose some or all of your money.
Voting Privileges
To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.
Before the Annuity Date, the Contract Owner shall have the voting interest with respect to Fund’s shares attributable to the Contract. On and after the Annuity Date, the person entitled to receive annuity payments shall have the voting interest with respect to such shares, which voting interest will generally decrease during the annuity period.
The number of votes which a Contract Owner or person entitled to receive annuity payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes that each person entitled to receive annuity payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive annuity payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.
Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by

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Investment Options
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us or our affiliates in General Accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.
Fixed Account
On or before the Annuity Date, you may allocate the premiums paid under the Contract and transfers from the accumulated value in other investment options to the Fixed Account. After the Annuity Date, you may no longer transfer out of the Fixed Account. Any amounts allocated to the Fixed Account are invested with our General Account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The interest rate credited for a Contract with an optional death benefit will be 0.25% lower than the interest rate credited for a Contract without any optional death benefits. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than the Fixed Account Guaranteed Interest Rate shown in your Contract. The last-in, first-out accounting method will be used for partial surrenders, transfers, annual administrative charges, and transfer charges.
A Maintenance of Solvency provision is a legal requirement of a fraternal benefit society. Please see Maintenance of Solvency for more information.
The Maintenance of Solvency provision applies to the Fixed Account and MVA Account in this Contract. The provision is only invoked in the event the reserves of our fraternal benefit society become impaired. If our reserves become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a debt against the
Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the debt. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.
Fixed Period Allocations and the Market Value Adjustment Account
You may allocate the premiums paid under the Contract and transfers from the accumulated value in other investment options to the Fixed Period Allocations. Fixed Period Allocations are invested in a non-unitized separate investment account of ours, the Market Value Adjustment Account (“MVA Account”). Each such allocation or transfer must be at least $1,000 and will be a separate Fixed Period Allocation. For each amount allocated or transferred to a Fixed Period Allocation, you select an allocation period then offered by us. We may not offer any Fixed Period Allocations during some periods of time. The interest rate that applies to a Fixed Period Allocation depends upon the date of the allocation and the duration selected. Interest will be credited on Fixed Period Allocations from the date of allocation or transfer and will be guaranteed for the entire period. Interest will be compounded daily and the effective annual interest rate will never be less than the Fixed Period Allocation Minimum Guaranteed Interest Rate shown in your Contract. Accumulated Value which is surrendered from a Fixed Period Allocation more than 30 days before the end of its allocation period is subject to a Market Value Adjustment (“MVA”).
At the end of an allocation period for a Fixed Period Allocation, if the amount allocated to that Fixed Period Allocation is at least $1,000, it will be applied on the expiration date as a new Fixed Period Allocation, unless, prior to the expiration date, you give us Written Notice or notice by telephone (if we receive proper authorization from you) to surrender or transfer that amount. The allocation period will be the same as for the period just ended, provided that the period does not extend beyond the Annuity Date and that it is still offered by us. Otherwise, the allocation period will be the longest period then offered by us that does not extend beyond the Annuity Date. If the amount of the allocation is less than $1,000 or if all allocation periods

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Investment Options
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then offered would extend beyond the Annuity Date, the amount of that Fixed Period Allocation will be transferred to the Thrivent Money Market Subaccount. We will notify you at least 30 days before the end of an allocation period for a Fixed Period Allocation. The first-in first-out accounting method will be used for surrenders and transfers from Fixed Period Allocations.
Market Value Adjustment
A MVA will apply to any portion of an amount in a Fixed Period Allocation that is surrendered more than 30 days before the end of its allocation period. The adjustment may increase or decrease the amount surrendered. The adjustment is determined by multiplying the total amount surrendered times:
(n/12)
(1 + i)/(1 + j + .0025)	-1
where:
i is the Treasury Rate for the week prior to the date of allocation for a maturity equal to the Fixed Period Allocation from which the surrender is made;
j is the Treasury Rate for the week prior to the date of surrender for a maturity equal to the number of whole months remaining in that allocation period, but if fewer than 12 months remain, we will use the Treasury Rate for a maturity of one year; and
n is the whole number of months remaining in that allocation period.
If a Treasury Rate is not available for a maturity of “n” months, then “j” will be determined by linear interpolation of rates for maturity periods closest to “n” months. If Treasury Rates are no longer available, we will use similar rates as approved by the Insurance Department of the state in which your Contract was issued.
MVAs will be applied before any surrender charges. We guarantee that MVAs will not reduce interest earned on amounts allocated to Fixed Period Allocations to less than an effective annual rate, compounded daily, equal to the Fixed Period Allocation Minimum Guaranteed Interest Rate shown in your Contract. Any increase in accumulated value to effect this guarantee will be calculated upon a total transfer or surrender from all Fixed Period Allocations. This increase will be transferred to the Thrivent Money Market Subaccount for any such transfer or will be included in the surrender amount for any such surrender. For any surrender after which there remains accumulated value in any Fixed Period Allocation, the full MVA will be applied.
As an example to illustrate the operation of the MVA formula, assume that a net withdrawal of $20,000 is requested from a seven-year Fixed Period Allocation with 60 months remaining in the Fixed Period Allocation. Assume also that the seven-year Treasury Rate for the week prior to the date you made an allocation to that seven-year Fixed Period Allocation was 9% and the five-year Treasury Rate for the week prior to the date of surrender or transfer of that seven-year Fixed Allocation Period is 9.25%. Under the formula, “i” is equal to 9%, “j” is equal to 9.25%, and “n” is equal to 60. To calculate the MVA, we divide the sum of 1.00 and “i”, 1.09, by the sum of 1.00 and “j” and .0025, or 1.095. The resulting figure, .995434, is then taken to the fifth, or “n”/12th power. From this amount, .977377, 1 is subtracted and the resulting figure, -.022623, is multiplied by an amount ($20,463) that will net $20,000 after application of the MVA of -$463. Since this figure is a negative number, the amount is subtracted from the remaining Fixed Period Allocation value. If “j” had been 8% instead of 9.25%, the MVA would have been +$678, which amount would have been added to the remaining Fixed Period Allocation value.
For Indiana and New York contracts the Market Value Adjustment is determined by multiplying the amount surrendered by:
(n/12)
(1 + i)/(1 + j)	-1
Additional Information about the Fixed Account and the MVA Account
Because of exemptive and exclusionary provisions, interests in the Fixed Account and the MVA Account have not been registered under the Securities Act of 1933 (“1933 Act”), and neither the Fixed Account nor the MVA Account is registered as an investment

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Investment Options
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company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the Fixed Account, the MVA Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses. Contract Owners have no voting rights in the Variable Account with respect to Fixed Account or Fixed Period Allocations.

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Risks
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This annuity has some risks which may include the following:
♦	The investment options you choose may lose value, and the Accumulated Value of your contract can go down;
♦	Depending on the contract features you select, your investment options may be limited;
♦	This annuity has liquidity risk because a surrender charge may apply to full or partial surrenders made during the surrender charge period;
♦	In addition to taxes on gain, there may be a tax penalty if you withdraw money from the annuity prior to age 59 1⁄2;
♦	If you elect a Settlement Option, you will only receive periodic annuity payments as frequently as you selected. There is a risk that your annuity payments will not keep pace with your personal expenses. If you choose a life income with no guaranteed period, there is a risk that you will die prematurely and no death proceeds will be paid to your beneficiaries.

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The Contract
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Purchasing a Contract
You purchase a Contract by submitting an application to us through one of our financial representatives who is also a registered representative of Thrivent Investment Management Inc. Contracts are offered to members and people eligible for membership. This prospectus contains all material provisions of the Contract and any variations are pursuant to state law. In your application you select the features of your Contract, including:
♦	The amount of your initial premium. This premium must be at least $5,000 unless your Contract is issued in connection with a Qualified Plan. If your Contract is issued in connection with a Qualified Plan, the minimum acceptable premium is $2,000 or $1,000 if electronic payments of $100/month are established.
♦	How you want your premiums allocated among the Subaccount(s), the Fixed Account, and/or Fixed Period Allocations. We reserve the right to limit the number of allocations to subaccounts.
♦	Whether you want to add the Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider.
♦	Whether you want an optional death benefit.
♦	The beneficiary or beneficiaries you want to receive the benefit payable upon the death of the Annuitant.
♦	Premium amounts of $1 million or greater will require prior approval, and we reserve the right to limit the total amount of all premiums paid on the Contract to $1 million. We reserve the right to decline future applications if the premium on an owner’s and/or annuitant’s Contract is $1 million or greater.
From time to time, we may offer programs for certain variable annuities issued by Thrivent Financial or our affiliates, to be exchanged for the contract described in this prospectus. Such exchange offers will be made available only for contracts that have not yet started making annuity payments. Any new contract resulting from such exchange will have the same Issue Date as the Contract being exchanged only for purposes of calculating surrender charges, if applicable. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits and other guarantees that are provided by the contract you currently own to the benefits and guarantees provided by the new contract being offered. You should also compare the fees and charges of your current contract to the new contract being offered as they may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us and any such programs will comply with applicable law.
Processing Your Application
We will process your application when we receive it. Your Contract’s Date of Issue is generally the date you sign the application. If we determine that the application is not in good order, we will attempt to complete it within five business days. If the application is not complete at the end of this period, we will tell you the reason for the delay and we will return the initial premium unless you specifically consent to our keeping it until the application is complete.
Allocation of Premiums
At the end of the Valuation Period during which we approve your application, we will allocate your initial premium among the Subaccount(s), the Fixed Account, and/or Fixed Period Allocations according to your application. Any amount of your initial premium which you allocate to a Subaccount will be credited to your Contract with a number of Accumulation Units of that Subaccount based on the Subaccount’s Accumulation Unit Value at the end of that Valuation Period. Subsequent allocations to a Subaccount will be credited with a number of Accumulation Units of that Subaccount based on the Subaccount’s Accumulation Unit Value at the end of the Valuation Period when the allocation is made. See Subaccount Valuation.
The allocation percentages that you select must be in whole numbers and their sum must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. Premiums that you pay after the initial premium are allocated at the end of the Valuation Period in which we receive them using the allocation percentages specified in your application. You may change the allocation percentages for future premiums without charge and at any time by giving us Written Notice or by telephone if you have that

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The Contract
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authorization. Unless specifically designated otherwise, any change will apply to all future premiums unless you request another change.
If you add the GLWB Rider, you must allocate 100% of the Accumulated Value to one eligible Subaccount (see GLWB Rider). Premiums may only be paid during the GLWB Waiting period. The minimum Accumulated Value necessary to add the GLWB Rider is $25,000.
The minimum you may allocate to a Fixed Period Allocation is $1,000. If you allocate an amount less than $1,000 to a Fixed Period Allocation, we will allocate that amount to the Thrivent Money Market Subaccount.
The values in the Subaccounts of the Variable Account will vary with the investment experience of the corresponding Portfolios. You bear the entire investment risk of the amounts allocated to Subaccounts of the Variable Account. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.
Free Look Period
After you receive your Contract, you have a “free look” period of 10 calendar days (some states require a longer free look period, which will be indicated in your Contract) to decide if you want to keep it. If you decide to cancel the Contract within the free look period, you may do so by returning the Contract and providing Written Notice of cancellation to our Service Center or a financial representative. Once we receive the Contract and notice of cancellation, we will cancel the Contract and refund to you an amount equal to the Accumulated Value. The Accumulated Value may be more or less than your premium payment depending upon the investment performance. This means you bear the risk of any decline in your Accumulated Value until we receive your Contract and notice of cancellation. However, in certain states we must return your premium payment, if greater.
In addition to the “free look” period described, if your Contract is an IRA and you revoke it within 7 days after initially receiving the IRA disclosure, we will refund all premiums that you have paid regardless of the state in which the Contract was issued.
Accumulated Value of Your Contract
On or before the Annuity Date, your Contract’s value is expressed as its Accumulated Value. Your Contract’s Accumulated Value is the sum of the accumulated values in Subaccounts, the Fixed Account and the Fixed Period Allocations.
Your Contract’s Accumulated Value will reflect the investment experience of the chosen Subaccounts, any amount of value in the Fixed Account, any amount in Fixed Period Allocations, any premiums that you pay, any surrenders you make, and any charges we assess in connection with the Contract. There is no guaranteed minimum Accumulated Value, and, because a Contract’s Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.
Subaccount Valuation
On any Valuation Day, the Accumulated Value of your investment in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the Accumulation Unit Value for that Subaccount. On any day that is not a Valuation Day, the Accumulated Value for a Subaccount will be determined on the next Valuation Day.
Accumulation Units. Transactions in and out of a Subaccount are made by crediting or reducing the number of Accumulation Units of the Subaccount in your Contract.
We credit your Contract with Accumulation Units of a Subaccount when:
♦	You allocate premiums to that Subaccount;
♦	You transfer Accumulated Value into that Subaccount from another Subaccount, the Fixed Account, or a Fixed Period Allocation;

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The Contract
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♦	Your Spouse is the sole beneficiary and elects to continue the Contract after your death, and the excess of the death benefit over the Accumulated Value is allocated to the Subaccount; or
♦	The amount necessary to satisfy a return protection guarantee is added to the Subaccount.
We reduce the Accumulation Units in a Subaccount when:
♦	You transfer Accumulated Value out of that Subaccount into another Subaccount, the Fixed Account, or a Fixed Period Allocation;
♦	You make a surrender from that Subaccount;
♦	Transfer charges are applied against the Subaccount; or
♦	The annual administrative charge is applied to the Subaccount.
Accumulation Unit Value. For each Subaccount, there are multiple accumulation unit values, depending upon the different risk charges assessed against the Contracts participating in that Subaccount. A risk charge varies depending on the feature(s) selected. A Subaccount’s Accumulation Unit Value for your Contract is the unit price that is used whenever we credit or reduce Accumulation Units of the Subaccount. Accumulation Unit Values may increase or decrease at the end of each Valuation Period. We re-determine the Accumulation Unit Value for each Subaccount at the end of each Valuation Period. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (1) multiplied by (2) where:
(1)Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.
(2)Is the Net Investment Factor for that Subaccount for that period.
Net Investment Factor. The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (1) by (2) and then subtracting (3) where:
(1)Is the sum of:
(a)The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus
(b)The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus
(c)A per share charge or credit for any taxes reserved that we determine to be a result of the investment operation of the Portfolio.
(2)Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.
(3)Is the factor representing the risk charges deducted from the Subaccount on a daily basis for the annual product expenses. Total product expenses will vary based on the optional benefits, if any, selected by you for your Contract. See Fee and Expense Tables for specific charges.
Minimum Accumulated Value
We will terminate your Contract on any Contract Anniversary if the Accumulated Value before the deduction of any annual administrative charge is less than $600 and you have not paid a premium during the previous 36-month period. If you fail to pay at least that amount, we will terminate your Contract on the Contract Anniversary and pay you the remaining Accumulated Value.
Return Protection Allocations (RPA)
The RPA Benefit. Return Protection Allocations (RPAs) are no longer available for election under the Contract. If you currently have a Return Protection Allocation (RPA), the guarantees associated with your benefit will continue through the end of your allocation period.
RPA Benefits That Are No Longer Available. The prospectus Appendix C includes information on RPA allocation periods, subaccount options, and guarantees that we no longer offer to new allocations or renewals.

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The Contract
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Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider
The Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider (the “Rider”) is an optional benefit that allows you to withdraw up to a guaranteed withdrawal amount (GWA) each Contract Year for as long as the Rider is in force. GWA withdrawals are not subject to a surrender charge and may be withdrawn each Contract Year after the GLWB Calculation Date, described below. The GWA will vary based on the Age of the Covered Person (or, if there are two Covered Persons, the Age of the younger Covered Person), the amount of premium payments and when they are made, and the length of time the Contract Owner waits to elect the GLWB Calculation Date. These factors determine the applicable Withdrawal Percentage and Benefit Base, described below, that are used to compute the GWA. The second Covered Person must be your Spouse. In Oregon, it may be your Domestic Partner as defined under Oregon Law.
Generally, the longer the GLWB Rider is in place before you begin taking the GWA, the greater the GWA will be. The period of time before you begin taking the GWA is called the GLWB Waiting Period. See GLWB Waiting Period, below. The period of time after you begin taking the GWA is called the GLWB Withdrawal Period. See GLWB Withdrawal Period, below. The GWA will also be affected if you take Excess Partial Surrenders, which are surrender amounts in excess of the GWA in any Contract Year. See Effect of Excess Partial Surrenders, below.
The Rider also guarantees the return of the Accumulated Value on the Rider Date of Issue plus premiums added less adjustments for partial surrenders taken and charges deducted to the Contract Owner’s beneficiary if an Annuitant dies before the Annuity Date and before the foregoing guaranteed amount has been returned through guaranteed withdrawals. This guaranteed amount is called the GLWB Survivor Benefit and is subject to certain conditions. See GLWB Survivor Benefit, below.
We impose a GLWB Risk Charge for this benefit as a percentage of average daily Accumulated Value based on the Subaccount you choose. This charge will not exceed 1.25% and is in addition to the Contract’s Mortality and Expense Risk Charge. See GLWB Risk Charge, below. During the GLWB Withdrawal Period (described below), each Contract Year we will waive surrender charges provided your cumulative surrenders during a Contract Year do not exceed the maximum of the GWA for that Contract Year or 10% of the Accumulated Value at the time the first partial surrender is made in that Contract Year.
Effective January 16, 2014, the GLWB Rider is only available for purchase at the time of Contract application, if the GLWB Rider is still being offered. If your Contract was issued prior to January 16, 2014, you may add the GLWB Rider after your Contract is issued, if the GLWB Rider is still being offered. At the Date of Issue of the Rider, all Annuitants must be at least 50 years of age, and no more than 85 years of age. When the GLWB Rider is issued, the premium or the Accumulated Value of the Contract must be at least $25,000. We must provide prior approval before issuing a GLWB Rider if the premium or Contract’s Accumulated Value is equal to or greater than $1 million. The GLWB Rider is not available while any of the following optional benefits are in force:
♦	Maximum Anniversary Death Benefit;
♦	Premium Accumulation Death Benefit;
♦	Earnings Addition Death Benefit; or
♦	Return Protection Allocation.
If you do have any of the above benefits, they would have to be cancelled before we can issue the GLWB Rider. Neither Dollar Cost Averaging nor Asset Rebalancing is available if you have the GLWB Rider. You should carefully consider whether the absence or cancellation of these benefits is appropriate for you before electing the GLWB Rider.
If your Contract is used in a Qualified Plan or 403(b) Plan, you are subject to restrictions on withdrawals you may take prior to a triggering event and you should consult your tax or legal advisor prior to purchasing an optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see the Federal Tax Status section in the Prospectus. The GLWB

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The Contract
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Rider is not available within Inherited IRAs and certain employer-sponsored plans. We reserve the right to discontinue or modify our GLWB Rider offering at any time.
GLWB Waiting Period. The GLWB Waiting Period begins when the Rider is issued and continues until you establish your GLWB Calculation Date. During both the GLWB Waiting and Withdrawal Periods, we will compute the Benefit Base, which we use to calculate the amount of GWA. If the GLWB Rider is issued on the Contract’s Date of Issue, the Benefit Base will equal the initial premium into the Contract. Contracts issued prior to January 16, 2014, can add the GLWB Rider after the Contract is issued, if then available. The Benefit Base will equal the Accumulated Value on the Date the Rider is added. For GLWB Riders added on or after July 24, 2014, you must allocate all of your Accumulated Value to the following investment option:
♦	Thrivent Moderately Conservative Allocation Subaccount.
For GLWB Riders added on or after January 16, 2014, and on or before July 23, 2014, you must allocate all of your Accumulated Value to only one of the following investment options:
♦	Thrivent Moderate Allocation Subaccount (as long as you have elected to have premium allocated to this Subaccount on or before July 23, 2014, and do not transfer the Accumulated Value out of that Subaccount); or
♦	Thrivent Moderately Conservative Allocation Subaccount.
If the GLWB Rider was added on or before January 15, 2014, you must allocate all of your Accumulated Value to only one of the following investment options:
♦	Thrivent Moderately Aggressive Allocation Subaccount (as long as you have elected to have premium allocated to this Subaccount on or before January 15, 2014, and do not transfer the Accumulated Value out of that Subaccount); or
♦	Thrivent Moderate Allocation Subaccount (as long as you have elected to have premium allocated to this Subaccount on or before July 23, 2014, and do not transfer the Accumulated Value out of that Subaccount); or
♦	Thrivent Moderately Conservative Allocation Subaccount
If the Date of Issue of the GLWB Rider is after the Contract’s Date of Issue, the Accumulated Value will be transferred on the Date of Issue of the Rider to the Subaccount elected by you. A Market Value Adjustment will apply to the Accumulated Value that is transferred from a Fixed Period Allocation more than 30 days before the end of its allocation period. The Market Value Adjustment may increase or decrease the amount transferred. See Investment Options—Fixed Period Allocations and the Market Value Adjustment Account for a description of the Market Value Adjustment.
While the GLWB Rider is in force, transfer to another Subaccount is restricted. Restrictions include:
♦	Allocation transfer must be 100% to another Allocation Subaccount (as outlined above as a permissible investment option).
♦	Transfers may only be made if the Benefit Base is increased to equal the Accumulated Value on the Contract Anniversary in accordance with the Rider.
♦	The request to transfer must be made before the end of the valuation day by the 45th day after your Contract Anniversary.
Automatic transfers are not allowed while the GLWB Rider is in force.
Benefit Base during the GLWB Waiting Period. On each Contract Anniversary during the GLWB Waiting Period, the Benefit Base is adjusted to equal the Accumulated Value at the end of the prior day if such adjustment would increase the Benefit Base. If the Accumulated Value is less than the current Benefit Base, then there is no change to the Benefit Base. The Benefit Base is increased by any premiums that we receive before the GLWB Calculation Date. However, no premiums can be paid within one year from any partial surrender.

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The Contract
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During the GLWB Waiting Period, the Benefit Base is decreased in the event a partial surrender is taken or when the annual administrative charge is taken. The Benefit Base is decreased by the amount taken if the Benefit Base is less than or equal to the Accumulated Value. Otherwise, the Benefit Base is decreased by the same proportion that the Accumulated Value is decreased by the amount taken.
Example:
A $5,000 partial surrender is taken from a Contract in which the Accumulated Value is $90,000, but the Benefit Base is $100,000. The resulting Benefit Base would be calculated as follows:
[1- (5,000/90,000)] x 100,000 = $94,444.44
The Benefit Base on the Contract Anniversary that you elect to be the GLWB Calculation Date is adjusted as described above for any premiums allocated and partial surrenders made on or after that Contract Anniversary and before we receive notification of your election of the GLWB Calculation Date.
Covered Person. The person(s) upon whose life(lives) the benefits of this GLWB Rider are based. Each Annuitant is a Covered Person. If there is only one Covered Person at the time you elect the GLWB Calculation Date, you may name your Spouse as the second Covered Person. Your Spouse will then become a Covered Person on the GLWB Calculation Date if:
♦	You are the Annuitant on that date and were the sole Annuitant on the Contract’s Date of Issue; and
♦	Your Spouse is at least Age 62 on the GLWB Calculation Date.
Your Spouse will be this Contract’s sole primary beneficiary beginning on the GLWB Calculation Date. You may change the primary beneficiary only if the second Covered Person is no longer your Spouse or no longer living.
GLWB Withdrawal Period. The GLWB Waiting Period ends and the GLWB Withdrawal Period begins on the GLWB Calculation Date. To elect an eligible
Contract Anniversary as the GLWB Calculation Date, you must notify us. We must receive your election within the time period beginning 90 days before that Contract Anniversary and ending the day before the next Contract Anniversary. The Covered Person (or, if there are two Covered Persons, the younger Covered Person) must be at least Age 62 on the GLWB Calculation date and the Contract Anniversary must be on or before the Annuity Date. No further premiums will be accepted after you elect the GLWB Calculation Date. If you do not elect a GLWB Calculation Date before your Annuity Date, the GLWB Calculation Date will be the Annuity Date. Once the GLWB Calculation Date is set, the GWA is calculated. The calculation continues annually until the Rider terminates. No Annual Administrative Charge is deducted during this period.
Benefit Base during the GLWB Withdrawal Period. On any Contract Anniversary after we receive notice of your election of the GLWB Calculation Date and on or before the date that the older Annuitant reaches Age 90, the Benefit Base is adjusted to equal the Accumulated Value at the end of the prior day if the adjustment will increase the Benefit Base. After we receive notice of your election of the GLWB Calculation Date, the Benefit Base will be reduced for GLWB Excess Surrenders, defined below, but will not be reduced by the amount of the GWA. The amount of the reduction is described below under Effects of partial surrenders during the GLWB Withdrawal Period.
Withdrawal Percentage. The Withdrawal Percentage is the percentage that is applied to the Benefit Base to determine the GWA. The initial Withdrawal Percentage is determined on the GLWB Calculation Date. The Withdrawal Percentage is based on the Age of the younger Covered Person, the amount of the premium payments and when they are made, and the length of time the Contract Owner waits to elect the GLWB Calculation Date. The initial Withdrawal Percentage is equal to the weighted average of each adjusted premium multiplied by the applicable Percentage Applied from the table below, as follows:
1)the sum of adjusted premiums, each multiplied by its Percentage Applied shown in the table below; divided by

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The Contract
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2)the sum of adjusted premiums.
Percentage Applied
If One Covered Person on the GLWB Calculation Date
Age* on Date of Premium Allocation	Full Contract Years from Date of Premium Allocation to the GLWB Calculation Date
	0-4	5-9	10-14	15+
Less than 57	—	4.5%	5.0%	6.0%
57-61	4.0%	4.5	5.5	6.5
62-66	4.0	5.0	6.0	7.0
67-71	4.5	5.5	6.5	7.5
72-76	5.0	6.0	7.0	7.0
77-81	5.5	6.5	6.5	6.5
82+	6.0	6.0	6.0	6.0

If Two Covered Persons on the GLWB Calculation Date
Age** on Date of Premium Allocation	Full Contract Years from Date of Premium Allocation to the GLWB Calculation Date
	0-4	5-9	10-14	15+
Less than 57	—	4.0%	4.5%	5.5%
57-61	3.5%	4.0	5.0	6.0
62-66	3.5	4.5	5.5	6.5
67-71	4.0	5.0	6.0	7.0
72-76	4.5	5.5	6.5	6.5
77-81	5.0	6.0	6.0	6.0
82+	5.5	5.5	5.5	5.5
*If there is one Covered Person on the GLWB Calculation Date, that person’s Age on the date of premium allocation.
**If there are two Covered Persons on the GLWB Calculation Date, the younger Covered Person’s Age on the date of premium allocation.
Each premium payment will be assigned a Percentage Applied. The Withdrawal Percentage used to determine the GWA is calculated as the premium-weighted average of the Percentages Applied.
For example, assume the Accumulated Value at the time the Rider is added is $100,000 and the Covered Person is age 62. Two years later at the Covered Person’s age 64, the Covered Person makes an additional premium of $50,000. Then at age 68, the Covered Person adds another $50,000 premium payment. The Covered Person decides to begin taking the GWA at age 72. From the chart above, the weighted Withdrawal Percentage would be:
[(100,000 x 6%) + (50,000 x 5%) + (50,000 x 4.5%)]	= 5.375%
200,000
If the Covered Person adds a Spouse who is five years younger as the second Covered Person as of the Calculation Date, the weighted Withdrawal Percentage would be:
[(100,000 x 5%) + (50,000 x 4%) + (50,000 x 3.5%)]	= 4.375%
200,000
For purposes of calculating the Withdrawal Percentage, adjusted premiums are determined by subtracting the amount of partial surrenders taken from premiums paid on a last-in, first-out basis at the time the partial surrender is taken. Generally, the Withdrawal Percentage will be higher if premiums are paid earlier and if partial surrenders are made later.
For example, if the Covered Person in the first example above (for a single Covered Person) took a partial surrender of $10,000 at Age 63, and a partial surrender of $5,000 at age 69, the weighted Withdrawal Percentage would be:
[(90,000 x 6%) + (50,000 x 5%) + (45,000 x 4.5%)]	= 5.365%
185,000
In addition, premiums paid on or within three months after a Contract Anniversary will be treated as if they were allocated on that Contract Anniversary and at the Age on that Anniversary. All other premiums allocated during the GLWB Waiting Period will be treated as if they were allocated on the next Contract Anniversary

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The Contract
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after the date of allocation and at the Age on that Anniversary. Premiums allocated during the first Contract Year of the GLWB Withdrawal Period will be treated as if they were allocated on the GLWB Calculation Date. This treatment of premiums is only for purposes of assigning the Percentage Applied to the adjusted premium amount.
For example, assume an Annuitant’s Contract Anniversary falls on May 1 of each year. If the Annuitant pays a premium on August 1 of the current year (i.e., within 3 months of the May 1 Contract Anniversary), that premium will be treated as if it were allocated on May 1 of that year and at the Age on that Contract Anniversary. If the Annuitant pays a premium on September 1 of the current year (i.e., more than 3 months after the May 1 Contract Anniversary), that premium will be treated as if it were allocated on May 1 of the following year at the Age on May 1 of the following year.
Guaranteed Withdrawal Amount (GWA).You will need to notify us when you want to begin taking the GWA. The GWA can be withdrawn each Contract Year without a surrender charge. The GWA is determined on the GLWB Calculation Date and each Contract Anniversary thereafter.
If we receive your election of the GLWB Calculation Date more than 45 days after the Contract Anniversary that you elect as the GLWB Calculation Date, a partial-year adjustment of the Guaranteed Withdrawal Amount applies in the first Contract Year of the GLWB Withdrawal Period. The adjusted Guaranteed Withdrawal Amount for that Contract Year is equal to the initial Guaranteed Withdrawal Amount multiplied by the number of days remaining in that Contract Year divided by 365. The partial-year adjustment does not apply to the Guaranteed Withdrawal Amount in subsequent Contract Years. If we receive your election of the GLWB Calculation Date prior to or no more than 45 days after the Contract Anniversary, a partial-year adjustment does not apply in any Contract Year.
The GWA is equal to the Benefit Base (not to exceed $5 million) multiplied by the Withdrawal Percentage. The GWA may change from year to year depending on whether the Benefit Base was increased, as described above, or decreased as a result of GLWB Excess Surrenders. On any day that the Benefit Base is decreased during the GLWB Withdrawal Period, the GWA will be adjusted, effective as of the next Contract Anniversary, to equal (a) the lesser of the Benefit Base on that date or $5,000,000, multiplied by (b) the Withdrawal Percentage, and the GWA will decrease. On any Contract Anniversary that the Benefit Base has increased during the GLWB Withdrawal Period to equal the Accumulated Value in accordance with the Rider, the Withdrawal Percentage will be compared to the Withdrawal Percentages in the following tables based on the current Age of the Covered Person or the younger of the two Covered Persons. The larger of the two Withdrawal Percentages will become the new Withdrawal Percentage. The following tables are based on the Age of the younger Covered Person under your Contract.
If One Covered Person on the GLWB Calculation Date
Age on Contract Anniversary	Attained Age Percentage Applied
67-71	4.50%
72-76	5.00%
77-81	5.50%
82-90	6.00%

If Two Covered Persons on the GLWB Calculation Date
Age on Contract Anniversary*	Attained Age Percentage Applied
67-71	4.00%
72-76	4.50%
77-81	5.00%
82-90	5.50%
*If there were two Covered Persons on the GLWB Calculation Date, Age on Contract Anniversary is the Age of the younger Covered Person on the GLWB Calculation Date increased by one on each Contract Anniversary. If the younger Covered Person dies, for the purpose of determining the Attained Age Percentage Applied, that person’s Age on Contract Anniversary will continue to increase by one on each Contract Anniversary.
The lesser of the increased Benefit Base or $5 million will be multiplied by the new Withdrawal Percentage to determine your new GWA. If the Benefit Base increases, your GWA will increase. Your GWA will not decrease unless your Benefit Base decreases. Any decrease in your GWA is effective on the following Contract Anniversary. No surrender charges will apply when partial surrenders are made during the GLWB Withdrawal Period except to

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The Contract
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the extent that total surrenders in a Contract Year exceed the greater of (a) the GWA, or (b) 10% of the Accumulated Value at the time of the first partial surrender in that Contract Year. Withdrawals of the GWA are taxed in the same manner as partial surrenders under the Contract. See Taxation of Partial and Full Surrenders.
Withdrawals after your Annuity Date. While the GLWB Rider is in force, beginning on the Annuity Date, you will be required to withdraw a minimum amount from your Contract each year called a Required Withdrawal Amount. While the GLWB Rider is in force, instead of paying the Annuity Income beginning on the Annuity Date according to the Contract, we will pay you an amount equal to the excess, if any, of the Required Withdrawal Amount over the sum of any partial surrenders you have taken during that Contract Year. The Required Withdrawal Amount is the greater of (a) your GWA, and (b) the Accumulated Value at the end of the prior Contract Year multiplied by the Amortization Factor for the older Annuitant’s Age in the current Contract Year. Amortization Factors will not exceed the factors shown in the table below:
Amortization Table Used after the Annuity Date
Age	Factor	Age	Factor
90	6.04%	101	10.40%
91	6.24	102	11.28
92	6.47	103	12.36
93	6.71	104	13.70
94	7.00	105	15.43
95	7.31	106	17.72
96	7.66	107	20.93
97	8.06	108	22.63
98	8.52	109	33.30
99	9.05	110	47.14
100	9.67	111+	52.63
Based on your circumstances, you may want to consider annuitizing rather than continuing the GLWB. Before the Annuity Date, you will be informed of your options to continue with the GLWB or to annuitize your contract. If you want the flexibility to increase your partial surrenders or if you want access to the Accumulated Value at any time, you may want to continue the GLWB. If you do not need this flexibility, you should consider annuitizing by electing a settlement option instead. Settlement options may provide higher guaranteed payments and longer guaranteed periods, depending on the option you select.
If a Required Minimum Distribution (RMD) is defined for the Contract by Section 401(a)(9) of the Internal Revenue Code, then at the end of each calendar year, we will pay you an amount equal to the excess, if any, of the RMD determined by us for that calendar year over the sum of any partial surrenders you have taken during that calendar year.
Any amounts that we pay will be treated as partial surrenders under the Contract.
Effects of partial surrenders during the GLWB Withdrawal Period. If the sum of partial surrenders within a Contract Year, excluding any surrenders taken before you notify us of your election of the GLWB Calculation Date, exceeds the greatest of:
♦	the GWA for that Contract Year,
♦	the RMD for that calendar year, if any, as we determine for the Contract, or
♦	if that day is in a Contract Year that began in the prior calendar year, the RMD, if any, for the prior calendar year that we determine for this Contract;
this excess amount is a GLWB Excess Surrender. Any subsequent partial surrender taken within the same Contract Year in which a GLWB Excess Surrender is made will also be considered a GLWB Excess Surrender. A GLWB Excess Surrender affects the calculation of the Benefit Base. If the Benefit Base is less than or equal to the Accumulated Value, the Benefit Base is decreased by the amount of the GLWB Excess Surrender. If the Benefit Base is greater than the Accumulated Value, the Benefit Base is decreased by the same percentage as the Accumulated Value according to the following ratio:
a
b - (c-a)
Where:
a = GLWB Excess Surrender amount
b = Accumulated Value prior to surrender
c = partial surrender amount

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The Contract
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No surrender charges will apply to partial surrenders made during the GLWB Withdrawal Period to the extent partial surrenders in a Contract Year do not exceed the greater of the GWA for that Contract Year, or 10% of the Accumulated Value at the time of the first partial surrender in a Contract Year.
GLWB Survivor Benefit. If an Annuitant dies during the GLWB Withdrawal Period and before the Annuity Date, the beneficiary may elect to receive the GLWB Survivor Benefit, if any, in lieu of any death proceeds under the Contract. If an Annuitant dies after the Annuity Date, the beneficiary may elect to receive the GLWB Survivor Benefit, if any, in lieu of the Accumulated Value of the Contract. The beneficiary should work with a financial representative to determine whether to take a lump sum death benefit, the fixed amount settlement option offered as the Survivor Benefit, or the surrender value of the Survivor Benefit. The beneficiary must notify us of their election to receive the GLWB Survivor Benefit within 60 days after we receive proof of death of an Annuitant. On the date the GLWB Rider is issued, the GLWB Survivor Benefit equals the Accumulated Value. Thereafter, the GLWB Survivor Benefit increases on a day we apply a premium by the amount of the premium, and decreases on a day in which a partial surrender or annual administrative charge is deducted by the amount of the partial surrender or administrative charge. However, if a GLWB Excess Surrender is taken, the GLWB Survivor Benefit is decreased as follows: if the GLWB Survivor Benefit is less than or equal to the Accumulated Value, the Benefit is decreased by the amount of the surrender; or, if the GLWB Survivor Benefit is greater than the Accumulated Value, the benefit is first decreased by the amount of the partial surrender that does not represent the GLWB Excess Surrender. The remaining amount is then decreased by the following ratio:
a
b - (c-a)
Where:
a = GLWB Excess Surrender amount
b = Accumulated Value prior to surrender
c = partial surrender amount
We will pay the GLWB Survivor Benefit in equal amounts under a settlement agreement. Payments will continue until the sum of payments equals the GLWB Survivor Benefit. The payment period will not exceed the life expectancy of the beneficiary.
GLWB Spouse Election. If an Annuitant dies before the Annuity Date and the Spouse of the Annuitant is the sole primary beneficiary, the surviving Spouse may elect to continue the Contract as Annuitant and owner. The Rider will continue in force only if:
♦	The Exchange Date is before the GLWB Calculation Date; or
♦	The Exchange Date is during the GLWB Withdrawal Period and the surviving Spouse was a Covered Person on the date of death.
If the election to continue the Contract is not made within 60 days from the date we receive proof of death, the surviving Spouse will be deemed to have elected to continue the Contract effective on the Exchange Date.
For Contracts issued prior to January 16, 2014, after a surviving Spouse continues the Contract, the Spouse can add the GLWB Rider if desired and if available.
Termination of the GLWB Rider. You may terminate the GLWB Rider at any time provided it is at least two years after we issued the Rider. The termination will be effective on the date we receive Written Notice from you. The Rider also terminates at the earliest of any of the following events:
♦	the date of Contract termination;
♦	the date we receive satisfactory proof of the death of an Annuitant, except if that Annuitant’s Spouse continues this Contract and Rider;
♦	the date you elect to receive annuity income under the Contract;
♦	the date during the GLWB Waiting Period that the sum of partial surrenders made and annual administrative charges deducted for this Contract exceeds the sum of premiums paid; or
♦	the date during the GLWB Withdrawal Period that the Benefit Base is reduced to zero.

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The Contract
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If the Contract terminates because the GWA that is surrendered exceeds the Accumulated Value, we will continue to pay you the GWA each year for as long as at least one Covered Person is alive under a settlement agreement that we will issue.
If the GLWB Rider terminates for reasons other than the termination of the entire Contract, the Accumulated Value will remain in the same Subaccount but will no longer be subject to the GLWB Risk Charge, unless you request a different allocation. We account for this by crediting you with Subaccount accumulation units that are not subject to the GLWB Risk Charge in lieu of units that are subject to the Charge. Once the GLWB Rider terminates, the GLWB Risk Charge will also cease. If the Rider terminates after the Annuity Date and there is Accumulated Value remaining, we will begin paying Annuity Income according to the Contract.
Amended GLWB Rider Available for Waiting Period. If you purchased your Contract and Rider prior to April 30, 2018 and are still in the GLWB Waiting Period, you will be sent an amendatory agreement Rider that will offer the ability to add a second Covered Person at the time you elect to enter the GLWB Withdrawal Period. This second Covered Person must be your Spouse.
Amended GLWB Rider Available for Withdrawal Period. If you purchased your Contract and Rider prior to April 30, 2018, and you are in the GLWB Withdrawal Period, we will provide a limited time offer to add a second Covered Person under an amendatory agreement. This second Covered Person must be your Spouse. If you elect to add a second Covered Person, your Guaranteed Withdrawal Amount will be reduced. Additional details will be mailed to you with your amendatory agreement.
Death Benefit Before the Annuity Date
Your Contract provides for a death benefit if an Annuitant dies before the Annuity Date. After the Annuity Date, amounts payable, if any, depend upon the terms of the settlement option. The amount of the death benefit will be the sum of (1) and (2) where
(1)Is the greatest of:
(a)The Basic Death Benefit;
(b)The Maximum Anniversary Death Benefit, if any; and
(c)The Premium Accumulation Death Benefit, if any.
(2) Is the amount of the Earnings Addition Death Benefit, if any.
We calculate the death benefit at the end of the Valuation Period during which we receive at our Service Center due proof of the death of an Annuitant. Any amount of the death benefit in excess of the Accumulated Value will be allocated to the Subaccounts, the Fixed Account, and Fixed Period Allocations according to the ratio of the accumulated value in each to the Accumulated Value of the Contract, except that any portion of the excess based on amounts in Fixed Period Allocations will be allocated to Thrivent Money Market Subaccount, and any portion of the death proceeds based on an RP Subaccount will be allocated to the corresponding asset allocation Subaccount available without the return protection benefit that invests in the same Portfolio as the RP Subaccount. Once calculated, death proceeds may continue to be subject to the investment experience of the Variable Account. When based on the investment experience of the Variable Account, death proceeds may increase or decrease daily and are not guaranteed for a minimum dollar amount. Only when the beneficiary provides the claim form and all claim requirements in good order will that beneficiary’s share of the death proceeds be removed from the market so that claim payment can be made. In the case of multiple beneficiaries, we must receive a completed form from each beneficiary. We process each claim independently. Surrender charges do not apply to death proceeds.

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The Contract
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Example of calculation of death proceeds:
Mike died on June 20. Since the Contract’s issue date, Mike contributed a total of $300,000 of premium payments to his Contract and made no withdrawals. On June 25, we received due proof of death. The current Accumulated Value of Mike’s Contract on that day was $275,000. The basic death benefit provides for an infusion to the Contract if the total premiums payments adjusted for surrenders ever exceed the Accumulated Value when we receive satisfactory proof of death. We determined Mike’s basic death benefit by comparing the following:
Comparison Values
Total premiums paid	$300,000
Accumulated Value	$275,000
Basic Death Benefit	$300,000
Since the highest value is $300,000, an amount is infused into the Contract to bring the value of the contract up to $300,000 ($25,000 + $275,000 = $300,000). This amount equals the death proceeds.
Death Proceeds fluctuate daily and are not guaranteed as to minimum dollar amount. No proceeds are distributed until we receive all claim requirements in good order.
Example of Paying Death Proceeds to Beneficiaries:
On June 25, we received due proof of death; we determined that the death proceeds were $300,000 as of that day (30,000 accumulation units x $10 each). Mike’s two children are the beneficiaries and are entitled to  1⁄2 each (as a result, each one is entitled to 15,000 accumulation units). Beneficiaries submit their claim forms on different dates. As a result they receive the following:
Date	Beneficiary	Accumulation Unit Value	Death Claim Amount Received
July 10	Jennifer	$11	15,000 x $11= $165,000
July 20	David	$ 9	15,000 x $9= $135,000
Beneficiaries who are natural persons may elect to receive the death benefit in a lump sum or according to one of the settlement plans described in the Contract. See Annuity Provisions—Settlement Options.
Basic Death Benefit
A Basic Death Benefit is payable if the Annuitant dies before the Annuity Date. The Basic Death Benefit is equal to the greater of the Accumulated Value on that day and the adjusted sum of premiums determined as follows:
(1)As of the day a premium is received by us, the sum is increased by the amount of that premium.
(2)As of the day a partial surrender or annual administrative charge is taken, the sum is decreased by the same proportion as the Accumulated Value was decreased by that amount.
Death Benefit Options
Any additional death benefits options must be set up at the time of application. Additional death benefit options may not be added after the Contract is in force.
Additional Death Benefits are only payable if the Annuitant dies before the Annuity Date.
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The Contract
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Death Benefit Options are not available if any Annuitant(s) Issue Age (age nearest) is 75 or more.
Maximum Anniversary Death Benefit. If you purchase this option, the Maximum Anniversary Death Benefit on any day on or before the Contract Anniversary on which the Annuitant attains Age 80 (or, if there are two Annuitants, the Contract Anniversary on which the older Annuitant attains Age 80) is the greatest of the Anniversary Death Benefits determined as of that day for each Contract Anniversary. The Anniversary Death Benefit for a Contract Anniversary is the Accumulated Value on that anniversary adjusted as follows for any premiums paid or amounts taken after that date:
(1)As of the day a premium is received by us, the benefit is increased by the amount of that premium.
(2)As of the day that a partial surrender or annual administrative charge is taken, the benefit is decreased by the same proportion as the Accumulated Value was decreased by the amount taken.
On any day after any Annuitant attains Age 80, the Maximum Anniversary Death Benefit is equal to the amount calculated above on the Age 80 Contract Anniversary adjusted as in (1) and (2) above for any premiums paid or amounts taken after that anniversary.
Premium Accumulation Death Benefit. If you purchase this option, the Premium Accumulation Death Benefit on any day on or before the Contract Anniversary on which the Annuitant attains Age 80 (or, if there are two Annuitants, the Contract Anniversary on which the older Annuitant attains Age 80) is the lesser of:
(1)The accumulation at 5% effective annual interest (compounded daily) of the premiums received by us adjusted for any partial surrenders and annual administrative charges. As of the day that a partial surrender or annual administrative charge is taken, the accumulated premiums are decreased by the same proportion as the Accumulated Value was decreased by the amount taken; and
(2)Two times the adjusted sum of the premiums determined for the Basic Death Benefit.
The Premium Accumulation Death Benefit on any date after any Annuitant attains Age 80 is equal to the sum of the amount calculated above on the Age 80 Contract Anniversary and any premiums received by us after that anniversary, adjusted as in (1) above for any partial surrenders or annual administrative charges taken after that anniversary.
This optional death benefit is not available for New York and Washington contracts.
Earnings Addition Death Benefit. If you purchase this option, the Earnings Addition Death Benefit on any day on or before the Contract Anniversary on which the Annuitant attains Age 80 (or, if there are two Annuitants, the Contract Anniversary on which the older Annuitant attains Age 80) will be 40% of the lesser of:
(1)The adjusted sum of premiums determined for the Basic Death Benefit; and
(2)The amount by which the Accumulated Value on that date exceeds the amount determined in clause (1) above.
On any day after any Annuitant attains Age 80, the Earnings Addition Death Benefit is equal to the amount calculated above on the Age 80 Contract Anniversary adjusted for any partial surrenders or annual administrative charges taken after that anniversary. As of a day that a partial surrender or annual administrative charge is taken, the amount calculated on the Age 80 Contract Anniversary is decreased by the same proportion as the Accumulated Value was decreased by the amount taken.
This optional death benefit is not available for New York and Washington contracts.
Death of an Owner Before the Annuity Date
If you are an owner, but not the Annuitant, you may name a successor owner who will become an owner of this contract at your death. If an owner who is not the Annuitant dies before any Annuitant and before the

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The Contract
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Annuity Date, we will pay the Cash Surrender Value to the surviving owners in proportion to each owner’s percentage of ownership. The Cash Surrender Value must be paid within five years of the owner’s death. If your successor owner is a natural person, he or she may select an annuity payment option. Payments must begin within one year of your death and must be made over a period that does not extend beyond the life or life expectancy of the successor owner, as applicable. If your Spouse is the sole surviving owner, then the Spouse may elect, in lieu of receiving the Cash Surrender Value, to continue this contract in force as owner.
Spouse Election to Continue the Contract
If an Annuitant dies before annuity payments begin and that Annuitant’s Spouse is the sole primary beneficiary, he or she may, to the extent permitted by law, elect to continue the Contract in force, in which case the surviving Spouse will become and be treated as the Annuitant and owner effective on the date that the death proceeds are calculated (“Exchange Date”). Any amount of death proceeds in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts, the Fixed Account, and Fixed Period Allocations according to the ratio of the accumulated value in each to the Accumulated Value of the Contract, except that:
(1) any portion of the increase based on amounts in a Fixed Period Allocation will be allocated to the Thrivent Money Market Subaccount; and
(2) any portion of the increase based on an RP Subaccount will be applied to a corresponding asset allocation Subaccount available without the return protection benefit that invests in the same Portfolio as the RP Subaccount
(3) the Accumulated Value of the Contract on the Exchange Date and any excess of Death Proceeds over the Accumulated Value on that date will be transferred from the GLWB Subaccount to a Subaccount investing in the same underlying portfolio without the GLWB benefit. Please see GLWB Spouse Election if the Spouse continues the Contract and GLWB Rider.
If an election to receive death proceeds or to continue the Contract is not made within 60 days, the surviving Spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. The Spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract.
If the surviving Spouse elects to continue the Contract, the Basic Death Benefit and any optional death benefits will be determined according to your Contract based on the Accumulated Value on the Exchange Date. In addition, if there was Dollar Cost Averaging of the Fixed Account on the Contract, this feature will continue on the Contract of the surviving Spouse. For Contracts issued prior to January 16, 2014, after a surviving Spouse continues the Contract, the Spouse can add the GLWB Rider if desired and if available.
The term Spouse is defined by Federal Tax Law. Please see Definitions.
If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply. Any such restrictions will be stated in the Contract or the plan documents. Purchasers acquiring Contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.
Death of Annuitant After the Annuity Date
If the Annuitant dies while we are paying you an annuity income under a settlement option, any amounts payable will depend on the terms of the settlement option. See Annuity Provisions—Settlement Options.
Surrender
On or before the Annuity Date while the Annuitant is living, you may surrender your Contract for its Cash Surrender Value or you may request a partial surrender or systematic partial surrender by completing an approved surrender form and sending it to our Service Center. The surrender or partial surrender will not be processed until we receive your surrender request at our Service Center in good order. If we receive your

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The Contract
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surrender request before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time, it will receive that day’s valuation.
You may perform certain transactions online or over the telephone if we receive proper authorization from you. (Contracts used in a tax-sheltered annuity under Section 403(b) of the Internal Revenue Code will be subject to certain restrictions regarding surrenders and may require an employer signature. See Federal Tax Status—Qualified Plans.) Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made.
The Cash Surrender Value of your Contract will be equal to the Accumulated Value of your Contract increased or decreased by any MVA applied to Fixed Period Allocations and decreased by any surrender charge. See Charges and Deductions—Surrender Charge (Contingent Deferred Sales Charge).
When you request a partial surrender, you specify the amount that you want to receive as a result of the surrender. The partial surrender may be any amount which: (1) is at least $200 (except when used to pay premiums on a Thrivent Contract); (2) does not exceed the Accumulated Value; and (3) does not reduce the remaining Accumulated Value in the Contract to less than $1,000.
If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $1,000, we may contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $1,000 or whether instead you would like to make a full surrender of your Contract. If we are unable to contact you within seven days, we reserve the right to treat your request as a request for a full surrender.
If there is no MVA, surrender charge, or tax associated with the surrender, the amount surrendered will be the amount that you request to receive. Otherwise, the amount surrendered will be the amount necessary to provide the amount requested after we apply the MVA, surrender charge, and any tax.
When you request a partial surrender, we will allocate the partial surrender among the Subaccounts, the Fixed Account, and each Fixed Period Allocation according to the ratio for the Contract of the accumulated value (plus any MVA) in each Fixed Period Allocation, each Subaccount, and the Fixed Account to the Accumulated Value (plus any MVA) of the Contract. Amounts surrendered from a Subaccount will be done by reducing Accumulation Units of that Subaccount. Any amounts applied against Fixed Period Allocations will be taken in order from Fixed Period Allocations in first in, first out order.
After the Annuity Date, your Contract does not have an Accumulated Value that can be surrendered. However, surrender may be allowed under certain settlement options. See Annuity Provisions—Settlement Options.
You must have a Medallion Signature Guarantee if you want to surrender or withdraw a value of $500,000 or more. Certain surrender requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a Thrivent registered representative. These authentication procedures are designed to protect against fraud. Such an authentication procedure may be required for:
♦	Surrender of a value of $100,000 or more;
♦	Request to withdraw or surrender if there has been a change of address on the account within the preceding 15 days; and
♦	Certain other transactions as determined by us.
A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent Financial approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial representative requires the

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The Contract
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verification and witness of your signature by a Thrivent Financial representative. A partial surrender or surrender may result in adverse tax consequences, including the imposition of a 10% federal premature distribution penalty. For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Federal Tax Status.
For more complete instructions pertaining to your individual circumstances, please contact our Service Center at (800) 847-4836.
Transfers of Accumulated Value
On or before the Annuity Date while an Annuitant is still living, you may request the transfer of all or a part of your Contract’s Accumulated Value among the Subaccounts, the Fixed Account, and Fixed Period Allocations.
You can request a transfer in two ways:
(1)By giving us Written Notice; or
(2)Notice by telephone if we receive proper authorization from you.
We will process your transfer request prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Valuation Day. If you request a transfer to or from a Subaccount, we will credit or reduce your Accumulation Units of the chosen Subaccount. Transfers are subject to the following conditions:
♦	Transfers involving the GLWB are restricted as to the timing and the type of Subaccount choice. (See GLWB Waiting Period)
♦	The total amount transferred from a Subaccount, a Fixed Period Allocation, or the Fixed Account must be at least $200. However, if the total value in a Subaccount, a Fixed Period Allocation, or the Fixed Account is less than $200, the entire amount may be transferred. Transfers from a Fixed Period Allocation may be made only within 30 days before the end of its allocation period.
♦	Transfers involving the RPA are restricted as to the timing and Subaccount choices. (See Return Protection Allocations)
♦	The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 and 25% of the accumulated value in the Fixed Account at the time the first transfer is made in that Contract Year.
♦	The amount transferred to a Fixed Period Allocation cannot be less than $1,000.
♦	You may make 12 free transfers in any Contract Year. For each transfer in excess of 12 (excluding automatic transfers made through dollar cost averaging or asset rebalancing), we will charge you $25. We consider all amounts transferred in the same Valuation Period to be one transfer for purposes of this charge. It is not dependent upon the number of originating or destination Subaccounts. We reserve the right to limit the number of transfers you make in any Contract Year.
Transfers may also be subject to any conditions that the Portfolio whose shares are involved may impose.
Frequent Trading Policies
Because short-term or frequent transfers, purchases and redemptions of Contract value among Subaccounts pose risks to Contract Owners, we place limits on frequent trading practices. Such risks include potentially impaired investment performance due to disruption of portfolio management strategies, increased transactions costs, and dilution of fund shares (and therefore unit values) thereby negatively impacting the performance of the corresponding Subaccount.
We have policies and procedures to discourage frequent transfers of value among Subaccounts. We use reasonable efforts to apply the policies and procedures uniformly. Several different tactics are used to detect and prevent excessive trading within the Subaccounts.
As described in this section, we impose a fee if the transfers made within a given time period exceed a maximum contractual number. See Fee Tables.

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The Contract
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We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner transfers based on a history of frequent transfers among Subaccounts. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers and trading patterns. In making this evaluation, we may consider trading in multiple Contracts under common ownership or control.
Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.
If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request, without notice for any reason.
In addition, the underlying Portfolios may have adopted restrictions designed to discourage frequent trading practices, and we reserve the right to enforce these policies and procedures.
Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent Financial is unable to detect and deter abusive trading practices.
Dollar Cost Averaging
You may choose one of two different dollar cost averaging programs that allow you to have automatic periodic transfers made to one or more Subaccounts other than RP Subaccounts, the Fixed Account or a Fixed Period Allocation. Dollar cost averaging is generally suitable if you are making a substantial premium payment to your Contract and desire to control the risk of investing at the top of a market cycle. Either dollar cost averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that your Contract’s Accumulated Value will gain in value, nor will it protect against a decline in value if market prices fall. However, it can be an effective strategy to help meet your long-term goals. The dollar cost averaging programs you may participate in are described below.
Dollar Cost Averaging from the Fixed Account. At the time of Application only, you may dedicate a premium of at least $10,000 to be allocated to a one-year allocation in the Fixed Account (the “DCA Fixed Account”) for automatic monthly transfers to one or more Subaccounts. You may not transfer to the RP Subaccounts, the Fixed Account, or a Fixed Period Allocation in the dollar cost averaging program. The amount allocated to the DCA Fixed Account will be credited with an interest rate that will be determined when the payment is received and will be guaranteed for the duration of the one-year period. Dollar cost averaging from the Fixed Account may not be added after your Contract is issued.
One-twelfth of the amount you allocate to the DCA Fixed Account will be transferred to the designated Subaccounts when we allocate your initial premium, and subsequent transfers will be made on the same date each month for the next 11 months. If that date falls on a date at the end of the month, such as the 29th, 30th, or the 31st and the subsequent month does not have a comparable date, we will process the transfer on the last business day of the month. If the date falls on a weekend the transfer will be processed on the following business day. The amount of the transfer each month will be equal to the accumulated value in the DCA Fixed Account divided by the number of automatic transfers remaining. If you terminate the automatic transfers before the twelfth transfer is made, the accumulated value in the DCA Fixed Account will be transferred to the Thrivent Money Market Subaccount unless you request that it be transferred to a different Subaccount.

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The Contract
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Money Market Dollar Cost Averaging. You may establish a dollar cost averaging program to make periodic transfers of at least the minimum amount required from the Thrivent Money Market Subaccount to the Subaccounts except the RP Subaccounts, the Fixed Account, and a Fixed Period Allocation. If the remaining amount to be transferred drops below the amount you established, the entire remaining balance will be transferred on the next transfer date and the dollar cost averaging program will terminate. Transfers will be made automatically on the date you choose (except the 29th, 30th, or 31st of a month). Transfers will continue until the entire amount in the Money Market has been depleted or until you notify us to discontinue the program. In order to begin, terminate or resume the program, we must receive Written Notice or notice by telephone (if you have such authorization).
Asset Rebalancing
On or before the Annuity Date, you may participate in an optional asset rebalancing program that allows you to elect a specific asset allocation to maintain over time. You may not include RP Subaccounts, the Fixed Account, or a Fixed Period Allocation in the asset rebalancing program. If you make additional premium payments or transfers into a Subaccount that was not previously included in the asset rebalancing program, those amounts will not be subject to rebalancing unless you revise your asset rebalancing program. You may select any date to begin the asset rebalancing program (except the 29th, 30th, or 31st of a month) and whether to have your Subaccounts reallocated semiannually or annually. The sum of the rebalancing percentages must be 100% and each rebalancing allocation percentage must be a whole number not greater than 100%. The rebalancing will be done after all other transfers and allocations to or from the Subaccounts for the Valuation Day. To participate in the asset rebalancing program, complete the Asset Rebalancing Form at the time of your application or call 1-800-847-4836 to request an Asset Rebalancing Form. To terminate the asset rebalancing program, you must provide Written Notice to us. The program will not terminate automatically by transferring your allocations to another subaccount.
Telephone and Online Transactions
You may perform certain transactions online or over the telephone if we receive proper authorization from you.
We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Owner if an unauthorized person uses this service in the Owner’s name. Thrivent Financial disclaims any liability for losses resulting from such transactions by not having been properly authorized. However, if Thrivent Financial does not take reasonable steps to help ensure that such authorizations are valid, Thrivent Financial may be liable for such losses. Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with a written request. If due to malfunction or other circumstances, the recording of the Contract Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction. We reserve the right to suspend or limit telephone transactions.
Owners can go online at www.thrivent.com to conduct online transactions or call the Service Center at (800) 847-4836 for telephone transactions.
Timely Processing
We will process all requests in a timely fashion. Requests received in good order prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Day will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Day. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Day. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the

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The Contract
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transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.
Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.
Assignments
Assignment is the transfer of Contract ownership from one party to another. If the Contract was issued in a Qualified Plan, then before the Annuity Date:
You may transfer ownership to a trust, custodian, or employer, unless the plan is governed by Sections 408 or 408A of the Internal Revenue Code.
If the Contract Owner is a trust, custodian or employer, then the Contract Owner may transfer ownership to the Annuitant.
Except as described above, the Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for performance of an obligation or for any other purpose to any person other than us.
If the Contract is not used in a Qualified Plan, then, before the Annuity Date, ownership may be transferred subject to our approval, except that joint Annuitants who are also joint owners may not transfer ownership to a natural person, and the Contract may be assigned as collateral. If the Contract was applied for as a juvenile contract, then ownership may be transferred only after control has been transferred to the Annuitant.
We must receive and approve any assignment request before it is effective. We are not responsible for the validity or effect of any assignment.
You should consider the tax implications of an assignment. See Federal Tax Status.
Contract Owner, Beneficiaries and Annuitants
The Annuitant is the owner of the Contract unless another owner is named in the application or ownership is transferred or assigned to another person. While an Annuitant is living and before the Annuity Date, the owner may exercise all of the owner’s rights under the Contract. If there are multiple owners, all must act in concert to exercise ownership rights.
If the Contract was applied for as a juvenile contract, the Annuitant may not exercise ownership rights until control is transferred to the Annuitant. Before control is transferred, the person who applied for the Contract as applicant/controller may exercise ownership rights on behalf of the Annuitant.
The Contract Owner may (subject to the eligibility requirements in the bylaws of Thrivent Financial) name a beneficiary to receive the death benefit or the annuity proceeds payable under the Contract. If the beneficiary is not living on the date payment is due or if no beneficiary has been named, the death benefit will be paid to the Contract Owner, if living, or otherwise to the Contract Owner’s estate.
No beneficiary change shall take effect unless received by Thrivent Financial at its principal office or corporate headquarters. When it is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to Thrivent Financial while the insured was alive. Such beneficiary change shall be null and void where Thrivent Financial has made a good faith payment of the proceeds or has taken other action before receiving the change.

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Charges and Deductions
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Surrender Charge (Contingent Deferred Sales Charge)
We do not deduct a charge for sales expenses from premiums at the time premiums are paid. Instead, we deduct a charge at the time you surrender all or part of the Accumulated Value or begin receiving annuity proceeds, subject to certain exceptions noted below. This surrender charge applies only during the first seven Contract Years. During those years, we calculate the surrender charge as a percentage of the amount that you surrender. The amount surrendered to pay the surrender charge is subject to the surrender charge.
Surrender Charges
Contract Year	Percent Applied
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%

After Contract Year seven, there is no charge for making surrenders. In addition, during the first seven Contract Years we will limit or waive surrender charges as follows:
♦	Surrenders Paid Under Certain Settlement Options. For surrenders that you make after Contract Year three, there is no surrender charge applied to amounts you elect to have paid under:
(1) A settlement option for a fixed amount or a fixed period (including Option 3V described under Annuity Provisions—Settlement Options) if the accumulation period and the payment period equal or exceed the Surrender Charge period and the proceeds are not subsequently withdrawn.
(2) Options which involve a life income, including Option 4V or 5V described under Annuity Provisions
—Settlement Options.
For Florida contracts this provision applies after Contract year one.
♦	Ten Percent Free Each Contract Year. In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated
Value existing at the time of your first surrender made in that Contract Year. This “Ten Percent Free” is not cumulative. For example, if you make no surrenders during the first three Contract Years, the percentage of Accumulated Value that you may surrender without charge in the fourth Contract Year is 10%, not 40%.
♦	Total Disability of the Annuitant. There is no surrender charge during or within 90 days after the end of the Annuitant’s total disability (according to the limitations of your Contract), provided that the total disability begins after the Contract is issued and before the Annuitant attains Age 65. For Maryland contracts the Contract is not required to be in force at the time of disability. We will require proof of total disability satisfactory to us.
♦	Confinement of the Annuitant or the Annuitant’s Spouse in a Hospital, Nursing Home, or Hospice. There is no surrender charge during or within 90 days after the end of the confinement of the Annuitant or the Annuitant’s Spouse in a licensed hospital, nursing home, or hospice, provided that the confinement begins after the Contract has been issued and continues for at least 30 consecutive days. We will require proof of confinement satisfactory to us.
♦	Terminal Illness of the Annuitant or the Annuitant’s Spouse. There is no surrender charge if the Annuitant or the Annuitant’s Spouse has a life expectancy of 12 months or less. We will require certification by a physician acting within the scope of his or her license and may require independent medical verification.
♦	Loss of the Annuitant’s Job. There is no surrender charge if the Annuitant is unemployed for 90 consecutive days and receives state unemployment benefits and the surrender is made during unemployment or within 90 days after unemployment benefits cease. The unemployment must begin after the Contract is issued. We will require satisfactory proof of unemployment.
♦	Series of Substantially Equal Periodic Payments for Life. There is no surrender charge if you receive payments made as one of a series of substantially equal periodic payments for your life

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Charges and Deductions
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or your life expectancy or the joint life expectancies of you and your beneficiary made not less frequently than annually.
The limitations or waivers of surrender charges described above may not be available in all states. Certain surrenders are subject to a 10% Federal tax penalty on the amount of income withdrawn. See Federal Tax Status.
If surrender charges are not sufficient to cover our sales expenses, we will bear the loss; conversely, if the amount of such charges proves more than enough, we will retain the excess. See Sufficiency of Charges below. We do not currently believe that the surrender charges we impose will cover our expected costs of distributing the Contracts.
For Massachusetts contracts the only waiver allowed is Terminal Illness of the Annuitant or the Annuitant’s Spouse.
Risk Charge
We assume certain financial risks associated with the Contracts. Those risks are of three basic types:
♦	Mortality Risk. This includes our risk that (1) death benefits paid before the Annuity Date will be greater than the Accumulated Value available to pay those benefits, and (2) annuity payments involving life incomes will continue longer than we expected due to lower than expected death rates of the persons receiving them.
♦	Expense Risk. This is the risk that the expenses we incur with respect to the Contracts will exceed Contract charges.
♦	Investment Risk. This is the risk that we will need to pay the guarantee associated with an RPA.
As compensation for assuming these risks, we deduct a daily risk charge from the average daily net assets in the Variable Account. Prior to the Annuity Date, the amount of the risk charge depends upon whether your Contract has the Basic Death Benefit only or one or more optional benefits. The Fee and Expense Tables set forth above list the risk charges for various optional benefits for a Contract. Contracts pending payout due to a death claim are charged at an annual rate of 0.95%. We guarantee that the risk charge for your Contract will never exceed the annual rates shown in the Fee and Expense Tables. On or after the Annuity Date, the risk charge for Annuity Unit Values is 1.25% without the GLWB Rider in effect, or a maximum of 2.50% with the GLWB Rider in effect.
If the risk charge is insufficient to cover the actual cost of the risks assumed by us, we will bear the loss. We will not reduce annuity payments to compensate for the insufficiency. If the risk charge proves more than sufficient, the excess will be profit available to us for any appropriate corporate purpose including, among other things, payment of sales expenses. See Sufficiency of Charges below.
Notwithstanding this charge, Contract Owners may be asked to add money under the Maintenance of Solvency provision described in General Provisions – Maintenance of Solvency section.
RPA Charge. We impose a charge for the RPA benefit as a percentage of average daily accumulated value based on the RP Subaccount and allocation period you chose. The maximum charge is 0.75%. This is in addition to the Mortality and Expense Risk charge. The current charge is 0.75%, except for a 10 year allocation period in the RP Moderately Conservative Allocation Subaccount which has a current charge of 0.50%. For a 10 year allocation period in the RP Moderately Conservative Allocation Subaccount made prior to January 9, 2012, the current charge is 0.75%.
GLWB Risk Charge. We impose a charge for the GLWB Rider equal to a percentage of the average daily Accumulated Value invested in the Subaccount you chose. This charge is in addition to the Mortality and Expense Risk charge for the Contract. The current effective annual charge for the Rider is as follows, and may not be increased beyond the maximum of 1.25%. This charge is deducted from the Subaccount and reflected in the daily Accumulation Unit Value.

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Charges and Deductions
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Chosen Subaccount	Current Annual GLWB Risk Charge	Guaranteed Maximum Annual GLWB Risk Charge
Thrivent Moderately Aggressive Allocation Subaccount (only available if premiums were elected to be allocated on or before January 15, 2014, and you do not transfer the Accumulated Value out of that Subaccount)	1.25%	1.25%
Thrivent Moderate Allocation Subaccount (only available if premiums were elected to be allocated on or before July 23, 2014, and you do not transfer the Accumulated Value out of that Subaccount)	1.25%	1.25%
Thrivent Moderately Conservative Allocation Subaccount	0.75%	1.25%
The following are the maximum charges for a Contract with the GLWB:
	Guaranteed Maximum Mortality and Expense Risk Charge	Guaranteed Maximum Annual GLWB Risk Charge	Total Risk Charges
Contract Years 1-7	1.25%	1.25%	2.50%
Contract Years 8+	1.15%	1.25%	2.40%
In addition, charges may include the Annual Administrative Charge for Contracts with an Accumulated Value of $15,000 or less.
Annual Administrative Charge
On each Contract Anniversary, we will deduct an annual administrative charge from the Accumulated Value if:
(1)the Accumulated Value on that day is less than $15,000; and
(2)the sum of all premiums paid less all partial surrenders made on the Contract is less than $15,000; and
(3)the sum of premiums paid less partial surrenders made during that the Contract Year just ended is less than $2,400.
The administrative charge will be $30 or, if less, 2% of the Accumulated Value on that Contract Anniversary. It will be taken from the Contract’s interest in each of the Subaccounts, Fixed Period Allocations, and the Fixed Account in the proportion that the value of each bears to the Contract’s Accumulated Value. For purposes of determining the allocation of the charge, the amount of a Fixed Period Allocation and the amount of the Accumulated Value will include any applicable MVA. If a portion of the charge is to be assessed against Fixed Period Allocations, such allocations will be taken on a first-in, first-out basis.
Transfer Charge
You may make 12 free transfers in each Contract Year. On subsequent transfers (other than the dollar cost averaging and asset rebalancing programs), you will incur a $25 transfer charge.
Surrender of Life Income Settlement Option with a Guaranteed Period
If we are making payments under a life income settlement option, a payee may elect to receive a lump sum instead of continuing payments under the life income settlement option, unless the life income election was irrevocable. We calculate the commuted value of the payments remaining in the guaranteed period by using an interest rate that is 0.25% higher than the interest rate that is used to determine the income payable under the life income settlement option.

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Charges and Deductions
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Limited Exception to Surrender Charges
When the Contract is offered within a Qualified Plan in exchange for another variable annuity previously issued by us which is in a Qualified Plan, we may reduce or waive the surrender charge or the length of time that it applies.
Expenses of the Fund
Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See Fee and Expense Tables and the accompanying current prospectus of the Fund.
Taxes
Currently, no charge will be made against the Variable Account for Federal income taxes. We may, however, make such a charge in the future if income or gains within the Variable Account will result in any Federal income tax liability to us. Charges for other taxes, if any, attributable to the Variable Account may also be made. See Federal Tax Status.
Sufficiency of Charges
If the amount of all charges assessed in connection with the Contracts as described above is not enough to cover all expenses incurred in connection therewith, we will bear the loss. Any such expenses borne by us will be paid out of our General Account which may include, among other things, proceeds derived from risk charges deducted from the Variable Account. Conversely, if the amount of such charges proves more than enough, we will retain the excess.
If our reserves become impaired, Contract Owners may be asked to add money under the Maintenance of Solvency provision described in General Provisions – Maintenance of Solvency section.

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Annuity Provisions
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Annuity Date
The Annuity Date is the date on which we begin paying you an annuity income provided by your Contract’s Accumulated Value. The Annuity Date stated in your Contract is the latest date on which we will begin paying you an annuity income. In general, the Annuity Date stated in the Contract is the later of (1) the Contract Anniversary on which the Annuitant attains Age 95 (or, if there are two Annuitants, the Contract Anniversary on which the older Annuitant attains Age 95) or (2) seven years after the Issue Age. You may select a date after the Date of Issue as the Annuity Date by giving us Written Notice at least 10 days before both the Annuity Date currently in effect and the new Annuity Date. The new date is subject to our approval and any applicable surrender charge. See Charges and Deductions. At the Annuity Date stated in your contract, we may, at our discretion, allow you to extend the Annuity Date.
Your Contract provides for a death benefit if the Annuitant dies before the Annuity Date. After the Annuity Date, amounts payable, if any, depend on the terms of the settlement option.
Annuity Proceeds
The annuity proceeds will be the amount provided by the cash surrender value on the Annuity Date. If the Annuity Date occurs within the first seven Contract Years, surrender charges will be deducted from the Accumulated Value if they apply.
Unless you direct otherwise, the annuity proceeds will be allocated among the Subaccounts and the Fixed Account according to the ratio that each of the Subaccounts and the Fixed Account bears to the cash surrender value, and any amount of the cash surrender value attributable to a Fixed Period Allocation will be applied to the Fixed Account. You may change the allocation among the Subaccounts or make a transfer to a Fixed Annuity by providing us with Written Notice or notice by telephone (if we receive proper authorization from you). Any change in the allocation will be effective at the end of the Valuation Period that we receive your request, and it will affect the amount of future variable annuity payments.
We will pay you the annuity proceeds under a settlement agreement according to the annuity settlement option that you select. However, we will pay the proceeds in a single sum if the Accumulated Value on the Annuity Date is less than $2,000 or if you elect to receive the proceeds in a single sum. If we pay you proceeds in a single sum, your Contract will terminate on the Annuity Date.
If you have not selected either a settlement option or a single sum payment by the Annuity Date, we will pay proceeds of $2,000 or more using a variable annuity with (1) life income with 10-year guarantee period if one Annuitant is living on the Annuity Date, or (2) joint and survivor life income with a 10-year guarantee period if two Annuitants are living on the Annuity Date, with either variable annuity based on an assumed investment rate of 3%.
Settlement Options
You may elect to have your full proceeds ($2,000 or more) paid to you under an annuity settlement option or a combination of options. Under each option, you may choose whether annuity payments are to be made on a fixed or variable basis.
The fixed annuity settlement options available to you are described in your Contract but are not summarized here. The variable annuity settlement options that your Contract offers are as follows:
♦	Option 3V—Income for a Fixed Period. Under this option, we pay an annuity income for a fixed period up to 30 years or life expectancy, if greater.
♦	Option 4V—Life Income with Guaranteed Period. Under this option, we pay an annuity income for the lifetime of the payee. If the payee dies during the guaranteed period, payments will be continued to the end of that period and will be paid to the beneficiary. You may select a guaranteed period of up to 360 months.
♦	Option 5V—Joint and Survivor Life Income with Guaranteed Period. Under this option, we pay an annuity income for as long as at least one of two payees is alive. If both payees die during the guaranteed period, payments will be continued to

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Annuity Provisions
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the end of that period and will be paid to the beneficiary. You may select a guaranteed period of up to 360 months.
In addition to these settlement options, proceeds may be paid under any other settlement option that you suggest and to which we agree.
If we are making payments under a life income settlement option, a payee may elect to receive a lump sum instead of continuing payments under the life income settlement option, unless the life income election was irrevocable. The lump sum payable on any day is the present value of payments remaining in the guaranteed period, based on variable annuity unit values on the date the lump sum is elected and the interest rate used to determine the income payable plus 0.25%.
If an owner or payee dies on or after the Annuity Date and before all of the annuity proceeds have been paid, we must pay any remaining annuity proceeds under the settlement option at least as rapidly as payments were being paid under that settlement option on the date of death.
Partial Annuitization
Federal tax law permits taxpayers to annuitize a portion of their annuity while leaving the remaining balance tax deferred. You may elect to have a portion of your proceeds ($2,000 or more) paid to you under an annuity settlement option or a combination of options. The settlement option(s) must be for a fixed amount or fixed period payable for at least ten years, or a single or joint life income with or without a guaranteed period, or any other option agreeable to us. If this requirement is met, the settlement option and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. Your after-tax premiums in your contract will be allocated pro-rata between the settlement option and the portion that remains deferred.
Upon your election to have a partial surrender paid under a settlement option we will no longer accept any premium payments.
Frequency of Annuity Payments
Annuity payments under a settlement option will be paid at monthly intervals unless you and we agree to a different payment schedule. Payments under any settlement option must be in amounts at least as great as $50. If annuity payments would be or become less than $50, we may change the frequency of payments to intervals that will result in payments of at least $50.
Amount of Variable Annuity Payments
The amount of the first variable annuity payment is determined by applying the proceeds to be paid to the annuity table in the Contract for the option that you select. The table is based upon an Assumed Investment Rate (“AIR”) and shows the amount of the initial annuity payment for each $1,000 applied. The AIR is the interest rate used to determine the amount of the variable annuity payments. The AIR affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. You may select an AIR of 3%, 4%, or 5% when you choose a variable annuity settlement option. If you select an AIR of 5%, you will receive a higher initial payment, but subsequent payments will rise more slowly or fall more rapidly than if you select an AIR of 3% or 4%. If the actual investment experience is equal to the AIR that you choose, your annuity payments will remain level.
Subsequent variable annuity payments vary in amount according to the investment experience of the selected Subaccount(s). Assuming annuity payments are based on the unit values of a single Subaccount, the dollar amount of the first annuity payment (as determined above) is divided by the Annuity Unit Value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. This number of Annuity Units remains fixed during the annuity payment period unless you request a change in the allocation or you have selected a joint and survivor life income settlement option with a reduced payment after the first payee dies. The dollar amount of the second and subsequent variable annuity payments is not predetermined and may change from payment to payment. The dollar amount of the second and each subsequent variable annuity payment is determined by multiplying the fixed number of Annuity Units by the

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Annuity Provisions
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Annuity Unit Value. See Subaccount Annuity Unit Value below. If the payment is based upon the Annuity Unit Values of more than one Subaccount, the procedure described here is repeated for each applicable Subaccount and the sum of the payments based on each Subaccount is the amount of the annuity payment.
The annuity table in the Contract is based on the mortality table specified in the Contract. Under that table, the longer the life expectancy of the Annuitant under any life annuity option or the duration of any period for which payments are guaranteed under the option, the smaller will be the amount of the first monthly variable annuity payment. We guarantee that the dollar amount of each fixed and variable annuity payment after the first payment will not be affected by variations in expenses or in mortality experience from the mortality assumptions used to determine the first payment.
The Contract contains a formula for adjusting the Age of the Annuitant based on the date when the annuity payments begin for purposes of determining the monthly annuity payments. If the annuity payments began prior to 2010, there is no age adjustment. If the annuity payments began during the years 2010 through 2019, the Annuitant’s Age is reduced one year. For each decade thereafter, the Annuitant’s Age is reduced one additional year.
An age adjustment results in a reduction in the monthly annuity payments that would otherwise be made. Therefore, if the rates we are using are those shown in the annuity tables contained in the Contract, it may be advantageous for you to begin receiving annuity payments on a date that immediately precedes the date on which an age adjustment would occur under the Contract. For example, the annuity payment rates in the annuity tables for an Annuitant who begins receiving annuity payments in the year 2020 are the same as those for annuity payments which begin 12 months earlier, even though the Annuitant is one year older, because the new decade results in the Annuitant’s age being reduced an additional year. Our current annuity rates, unlike the guaranteed rates, do not involve any age adjustment.
Subaccount Annuity Unit Value
A Subaccount’s Annuity Unit Value is used to determine the dollar value of annuity payments based on Annuity Units of the Subaccount. Annuity Unit Values may increase or decrease during each Valuation Period. We re-determine the Annuity Unit Value for each Subaccount at the end of each Valuation Period. The initial Annuity Unit Value for a Subaccount was equal to the initial Accumulation Unit Value for that Subaccount. At the end of any subsequent Valuation Period, each Subaccount’s Annuity Unit Value is equal to (1) x (2) x (3) where:
(1)Is that Subaccount’s Annuity Unit Value at the end of the immediately preceding Valuation Period.
(2)Is that Subaccount’s Net Investment Factor for the current Valuation Period. See Net Investment Factor described earlier in this Prospectus.
(3)Is a discount factor equivalent to the assumed investment rate.
The risk charge assessed against Annuity Unit Values is 1.25%.

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General Provisions
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Entire Contract
Your entire insurance Contract is comprised of:
♦	the Contract including any attached rider(s),if any, endorsements or amendments;
♦	the application attached to the Contract; and
♦	the Thrivent Financial Articles of Incorporation and Bylaws which are in effect on the issue date of the Contract.
Postponement of Payments
We may delay payment of any surrender, death proceeds or annuity payment amounts that are in the Variable Account if:
(1)The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or
(2)An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.
Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.
Purchase Payments
Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card, courtesy checks or most third-party checks. If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.
Date of Receipt
Except as otherwise stated herein, the date of our receipt of any Written Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Service Center in proper form unless received (1) after the close of the New York Stock
Exchange (generally 4:00 p.m. Eastern Time), or (2) on a date which is not a Valuation Day. In either of these two cases, the date of receipt will be deemed to be the next Valuation Day.
Anti-Money Laundering
In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of federal law. Among other things, this program requires us, our financial representatives and customers to comply with certain procedures and standards that serve to ensure that our customers’ identities are properly verified and that premiums are not derived from improper sources. We reserve the right to verify any information received by accessing information maintained in databases internally or externally.
Applicable laws designed to prevent terrorist financing and money laundering might in certain circumstances, require us to block certain transactions until we receive authorization from the appropriate regulator.
Our anti-money laundering program is subject to change without notice to account for changes in applicable laws or regulations. We may also make changes as a result of our ongoing assessment of exposure to illegal activity.
Maintenance of Solvency
The maintenance of solvency provision is a legal requirement of a fraternal benefit society. The provision is only invoked in the event the reserves of a fraternal benefit society become impaired.
This provision applies only to values in the General Account and the MVA Account.
If our reserves become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a debt against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the debt. Any

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General Provisions
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indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.
Reports to Contract Owners
At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.
State Variations
Any state variations in the Contracts are covered in a special policy form for use in that state. This Prospectus provides a general description of the Contracts. Your actual Contract (including the application) and any endorsements, along with our Bylaws, are the controlling documents.
Gender Neutral Benefits
In 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the application of sex-distinct actuarial tables to employees based upon their gender in calculating the amount of retirement benefits violates Title VII of the Civil Rights Act of 1963. Because of this decision, employer-sponsored retirement plans may not use sex-distinct actuarial annuity rates in determining benefits.
Generally, annuity payments described in this Prospectus are determined using sex-distinct actuarial tables based on the Annuitant’s gender. However, annuity payments will be based on a gender neutral basis for the following:
♦	Contracts used in an employer sponsored retirement plan;
♦	Contracts issued in Massachusetts (beginning January 1, 2009); and
♦	Contracts issued in Montana (beginning October 1, 1985).

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How to Contact Us
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Telephone:
1-800-847-4836
Internet:
Thrivent.com
Fax:
1-800-225-2264
New Applications:
Thrivent Financial
P.O. Box 8075
Appleton, WI 54912-8061
Additional Premiums (variable products):
Thrivent Financial
P.O. Box 8061
Appleton, WI 54912-8061
Transfers, Surrenders, or Withdrawals:
Thrivent Financial
P.O. Box 8075
Appleton, WI 54912-8075
Express Mail:
Thrivent Financial
4321 N. Ballard Road
Appleton, WI 54919-3400
For Wire Transfer Instructions,
Please contact 1-800-847-4836

Federal Tax Status
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General
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.
Tax Status of the Variable Account
The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.
Taxation of Annuities in General
The following discussion assumes that the Contract is not used in connection with a Qualified Plan.

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Federal Tax Status
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Tax Deferral During Accumulation Period
In general, under current law, an increase in a Contract’s Accumulated Value is not taxable to the Contract Owner until received, either in the form of annuity income payments as contemplated by the Contract or in some other form of distribution. However, this rule applies only if: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; (3) the Contract Owner is an individual (or an individual is treated as the Contract Owner for tax purposes); and (4) the Contract’s Annuity Date is not unduly delayed.
Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity Contract for federal income tax purposes, and so the interest or earnings credited to the Contract’s Accumulated Value in any year will be includible in the Contract Owner’s income that year for federal tax purposes. We expect that the Variable Account, through the Fund, will comply with these rules.
Ownership Treatment. In certain circumstances, variable annuity Contract Owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their Contracts. In those circumstances, the account’s income and gains would be currently includible in the Contract Owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable Contract Owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.
The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the Contract Owners were determined not to be the owners of the assets of a segregated asset account. For example, the
Contract Owner has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in those rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.
Contracts Not Owned by Individuals. As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust, or other similar entity are not treated as annuity Contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain Contracts used in connection with structured settlement agreements; and (5) a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period.
The remainder of this discussion assumes that the Contract will be treated as an annuity Contract for federal income tax purposes.
Taxation of Partial and Full Surrenders
In the case of a partial surrender, the amount received is generally includible in income for federal tax purposes to the extent that the Accumulated Value of the Contract, before the partial surrender, exceeds the

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Federal Tax Status
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“investment in the Contract.” In the case of a full surrender, the amount received is includible in income to the extent that it exceeds the investment in the Contract. For these purposes, the investment in the Contract at any time equals the total of the premium payments made under the Contract up to that time less any amounts previously received from the Contract which were excludable from income. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends.
Taxation of Annuity Income Payments
Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of variable income payments, this exclusion amount is the investment in the Contract (defined above) allocated to the Variable Account when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the Contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For this purpose, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected.
Once the total amount of the investment in the Contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction.
Income from annuities will be subject to the Medicare Tax on Investment Income. This tax will be imposed on individuals with a modified adjusted gross income (MAGI) of more than $200,000 and joint filers with an
MAGI of more than $250,000. Generally, the tax rate will be 3.8% of the lesser of the net investment income or the amount the MAGI exceeds the threshold amount.
There may be special income tax issues present in situations where the Contract Owner and the Annuitant are not the same person and are not married to one another. In such situations a tax advisor should be consulted.
Tax Treatment of Death Benefit
Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of a Contract Owner or, in certain circumstances, the death of the Annuitant. If distributed in a lump sum, such death benefit proceeds are includible in income in the same manner as a full surrender, or if distributed under an annuity income option, such proceeds are includible in the same manner as annuity income payments.
After the Annuity Date, death proceeds are taxable and generally are included in the income of the recipient as follows:
♦	If payments from a life income with a guaranteed payment period are continued, they are taxed only after the remaining investment in the Contract has been recovered.
♦	Other payments are taxed as annuity income payments.
♦	If distributed in a lump sum, they are taxed in the same manner as a full surrender.
Assignments, Pledges, and Gratuitous Transfers
Any assignment or pledge of (or agreement to assign or pledge) any portion of the Accumulated Value of the Contract is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the Contract is increased by the amount includible in income with respect to such an assignment or pledge. If a Contract Owner transfers a Contract without adequate consideration to a person other than the Owner’s Spouse (or a former Spouse incident to divorce), the Owner must include in income the difference between the Contract’s Accumulated Value and the investment in the Contract at the time of the transfer. In such a

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Federal Tax Status
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case, the transferee’s investment in the Contract is increased to reflect the amount includible in the transferor’s income.
Penalty Tax on Premature Distributions
Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1⁄2; (2) attributable to the Contract Owner’s becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law); or, (5) made under a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period. For the purposes of substantially equal periodic payments, if there is a significant modification of the payment schedule before the later of the taxpayer reaching age 59 1⁄2 or the expiration of five years from the time the payment starts, the taxpayer’s income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.
Aggregation of Contracts
In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity contracts a person owns. For example, if a person purchases a contract and also purchases at approximately the same time another deferred annuity issued by us, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more contracts from us (or an affiliate) during any calendar year, all such contracts will be treated as one contract for purposes of determining the amount of any full or partial surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.
Exchanges of Annuity Contracts
We may issue the Contract in exchange for all or part of another annuity contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. If part of an existing contract is exchanged for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See “Aggregation of Contracts.”) You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract.
Qualified Plans
The Contracts also are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities like the Contracts do not offer additional tax-deferral benefits, but annuities offer other product benefits to investors in Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.
The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for full surrenders, partial surrenders, and annuity income payments under

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Federal Tax Status
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Contracts used in Qualified Plans, there may be no “investment in the contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.
The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.
Individual Retirement Accounts and Annuities. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence. Also, subject to certain requirements discussed below, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.
Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be directly moved to a Roth IRA. This movement is called a “qualified rollover contribution.”
Inherited IRAs. An inherited IRA (Traditional or Roth) is an IRA owned by a (i) nonspouse beneficiary of the original IRA owner or qualified retirement plan participant; (ii) a Spouse beneficiary who elects to receive distributions from the deceased Spouse’s IRA or qualified retirement plan as beneficiary rather than as owner; or (iii) any subsequent beneficiary. Contributions cannot be made to an inherited IRA. In addition, other funds cannot be co-mingled with an inherited IRA unless the funds are additional inherited IRA funds from the same original decedent and the same subsequent beneficiaries (if applicable). If there is a taxable portion of distributions, it is subject to ordinary income tax. There is no 10% penalty tax. Funds cannot be kept in an inherited IRA indefinitely. Distributions must occur under the Required Minimum Distribution rules, as they apply to inherited IRAs.
Section 403(b) Plans. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations to have their employers purchase annuity Contracts for them and, subject to certain limitations, to exclude the amount of premium payments from income for federal tax purposes. Subject to plan provisions, distributions from a Contract purchased under section 403(b) may be paid only when the employee reaches age 59 1⁄2, separates from service, dies, or becomes disabled, the 403(b) plan terminates, or in the case of financial hardship. As a result, the Contract Owner will not be entitled to exercise the surrender rights described under the heading The Contract—Surrender unless one of the above conditions is satisfied. For contracts maintained pursuant to an employer sponsored 403(b) plan, we may require the employer’s signature to process any requests for withdrawal, surrender, rollover or transfers to another contract.
Direct Rollovers
If your Contract is purchased under section 403(b) of the Code or is used in connection with certain other Qualified Plans, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from certain Qualified Plans (including from a Contract purchased under section 403(b)) excluding amounts such as minimum distributions required under the Code. Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Owner cannot elect out of withholding with respect

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Federal Tax Status
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to an eligible rollover distribution. However, this 20% withholding will not apply if the distribution is directly rolled over to an IRA or to another eligible retirement plan.
Federal Income Tax Withholding
We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the payee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including partial and full surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.

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Sales and Other Agreements
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Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.
The financial representative in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance producer of Thrivent Financial.
Our financial representatives sell almost exclusively insurance and annuity products of ours. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent Financial instead of a contract issued by another company. Sales of Thrivent Financial insurance products, which include variable annuity and variable life insurance contracts, help support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.
In addition, your financial representative may be paid differently depending on the product or service he or she recommends. As a result, your financial representative in this transaction may have a financial incentive to recommend that you purchase one product instead of another.
From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives. Additionally, Thrivent may provide Financial Representatives other economic benefits. In certain instances, Thrivent may provide for a cash bonus or other economic benefit to financial representatives based on the number of new clients that purchase certain eligible products and services, such as life insurance products. This additional compensation, whether in the form of bonuses, sales awards, or other economic benefits, may also be based on sales that result in a change to a client’s Thrivent Financial membership status. Sales of Contracts may help the financial representative in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. Commissions pay at a range of 0% to 4.30% of premiums paid into the contract. Commission rates are based on the source of funds used to pay the premium and the type of contract.
Your financial representative may receive asset-based compensation ranging from .13% to .68% of the account value if eligible. If you elect a settlement option, we pay commissions to the financial representative ranging from 0.25% to 0.50% of the premium applied to the settlement option, if eligible.
Financial representatives are eligible to be paid back a portion of what they spent on marketing their financial services to the public.

Legal Proceedings
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There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.

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Financial Statements
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The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.
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Statement of Additional Information
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♦	Introduction
♦	Principal Underwriter
♦	Standard and Poor’s Disclaimer
♦	Independent Registered Public Accounting Firm and Financial Statements
You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us at 1-800-847-4836, going online at thrivent.com, or by writing us at Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001.
You may obtain copies of the prospectus, SAI, annual report and all other documents required to be filed with the Securities and Exchange Commission at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 551-8090. Reports and other information about Thrivent Variable Annuity Account I are available on the Commission’s website at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, U.S. Securities & Exchange Commission, 100 F Street, N.E., Washington, DC 20549.
Thrivent Variable Annuity Account I
1933 Act Registration No. 333-89488
1940 Act Registration No. 811-21111
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Please send me the Statement of Additional Information (SAI) for the:
Flexible Premium Deferred Variable Annuity Contract
Thrivent Variable Annuity Account I

(Name)		(Date)

(Street Address)

(City)	(State)	(Zip Code)
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Appendix A—Condensed Financial Information
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The following tables show the historical performance of Accumulation Unit Values for each of the previous years ending December 31, for which the relevant Subaccount has been in existence. The date on which each operations commenced in each price level is noted in parentheses. This information is derived from the financial statements of the Variable Account and should be read in conjunction with the financial statements, related notes and other financial information of the Variable Account included in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by contacting us at 1-800-847-4836 or visiting our website at www.thrivent.com.
Series 2005 Contracts issued after April 29, 2005
Variable Account Charges of 1.25% of daily net assets of the Variable Account.
Representing the Basic Death Benefit.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Thrivent Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$18.87	$17.36	$17.65	$16.86	$13.44	$12.12	$12.78	$11.01	$8.53	$13.77
value at end of period	$22.65	$18.87	$17.36	$17.65	$16.86	$13.44	$12.12	$12.78	$11.01	$8.53
number outstanding at end of period (000 omitted)	11,579	11,248	11,206	9,637	8,453	8,354	8,475	7,706	6,935	5,807
Thrivent Balanced Income Plus Subaccount (April 29, 2005)[1]
Accumulation unit:
value at beginning of period	$17.24	$16.31	$16.54	$15.79	$13.55	$12.21	$11.87	$10.61	$8.82	$12.08
value at end of period	$19.02	$17.24	$16.31	$16.54	$15.79	$13.55	$12.21	$11.87	$10.61	$8.82
number outstanding at end of period (000 omitted)	3,874	3,461	2,414	1,503	725	327	301	263	257	297
Thrivent Diversified Income Plus Subaccount (April 29, 2005)[2]
Accumulation unit:
value at beginning of period	$17.80	$16.83	$17.03	$16.54	$15.06	$13.32	$13.19	$11.52	$8.77	$11.57
value at end of period	$19.22	$17.80	$16.83	$17.03	$16.54	$15.06	$13.32	$13.19	$11.52	$8.77
number outstanding at end of period (000 omitted)	12,592	11,384	9,594	8,087	6,538	3,779	1,568	1,070	656	717
Thrivent Government Bond Subaccount (April 29, 2005)[3]
Accumulation unit:
value at beginning of period	$13.67	$13.63	$13.70	$13.02	$13.52	$13.04	$12.20	$11.31	$10.56	$10.78
value at end of period	$13.90	$13.67	$13.63	$13.70	$13.02	$13.52	$13.04	$12.20	$11.31	$10.56
number outstanding at end of period (000 omitted)	4,029	3,723	2,004	1,529	1,593	2,167	1,456	1,079	812	738
Thrivent Growth and Income Plus Subaccount (April 30, 2008)[4]
Accumulation unit:
value at beginning of period	$12.40	$11.77	$12.02	$11.90	$9.94	$8.90	$9.24	$8.05	$6.98	$10.00
value at end of period	$13.96	$12.40	$11.77	$12.02	$11.90	$9.94	$8.90	$9.24	$8.05	$6.98
number outstanding at end of period (000 omitted)	2,192	2,204	2,167	2,251	1,715	956	835	349	45	11
Thrivent High Yield Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$19.62	$17.62	$18.33	$18.20	$17.24	$15.01	$14.52	$12.83	$9.05	$11.61
value at end of period	$20.82	$19.62	$17.62	$18.33	$18.20	$17.24	$15.01	$14.52	$12.83	$9.05
number outstanding at end of period (000 omitted)	3,718	3,225	2,693	2,590	2,469	2,197	1,115	963	796	596
1  Formerly known as Thrivent Balanced Subaccount.
2  Formerly known as Thrivent High Yield Subaccount II.
3  Formerly known as Bond Index Subaccount.
4  Formerly known as Thrivent Equity Income Plus Subaccount.
•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Appendix A—Condensed Financial Information
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Series 2005 Contracts issued after April 29, 2005 (continued)
Variable Account Charges of 1.25% of daily net assets of the Variable Account (continued).
Representing the Basic Death Benefit.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Thrivent Income Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$15.34	$14.64	$14.93	$14.17	$14.36	$13.10	$12.52	$11.36	$9.49	$10.77
value at end of period	$16.10	$15.34	$14.64	$14.93	$14.17	$14.36	$13.10	$12.52	$11.36	$9.49
number outstanding at end of period (000 omitted)	4,924	4,405	3,013	2,529	2,730	3,252	1,701	1,513	1,196	1,087
Thrivent Large Cap Growth Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$20.82	$21.40	$19.61	$17.89	$13.31	$11.31	$12.09	$11.50	$7.92	$13.82
value at end of period	$26.51	$20.82	$21.40	$19.61	$17.89	$13.31	$11.31	$12.09	$11.05	$7.92
number outstanding at end of period (000 omitted)	2,693	2,754	2,568	1,442	1,274	1,220	1,344	1,309	1,263	1,261
Thrivent Large Cap Index Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$20.61	$18.68	$18.71	$16.73	$12.85	$11.26	$11.21	$9.91	$7.95	$12.80
value at end of period	$24.72	$20.61	$18.68	$18.71	$16.73	$12.85	$11.26	$11.21	$9.91	$7.95
number outstanding at end of period (000 omitted)	10,621	7,812	4,322	2,060	1,356	808	710	727	739	829
Thrivent Large Cap Stock Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$16.37	$15.73	$15.44	$14.85	$11.60	$10.23	$10.85	$9.92	$7.87	$12.79
value at end of period	$19.59	$16.37	$15.73	$15.44	$14.85	$11.60	$10.23	$10.85	$9.92	$7.87
number outstanding at end of period (000 omitted)	1,505	1,509	1,691	1,021	1,017	436	634	663	714	704
Thrivent Large Cap Value Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$19.49	$16.81	$17.64	$16.38	$12.59	$10.84	$11.33	$10.18	$8.51	$13.13
value at end of period	$22.65	$19.49	$16.81	$17.64	$16.38	$12.59	$10.84	$11.33	$10.18	$8.51
number outstanding at end of period (000 omitted)	1,876	1,849	1,456	1,385	1,316	1,063	1,300	1,365	1,305	1,291
Thrivent Limited Maturity Bond Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$11.95	$11.76	$11.82	$11.78	$11.87	$11.52	$11.56	$11.12	$9.88	$10.69
value at end of period	$12.11	$11.95	$11.76	$11.82	$11.78	$11.87	$11.52	$11.56	$11.12	$9.88
number outstanding at end of period (000 omitted)	4,935	5,416	3,853	3,548	3,847	4,183	3,215	2,620	1,529	942
Thrivent Low Volatility Equity Subaccount (April 28, 2017)
Accumulation unit:
value at beginning of period	$—
value at end of period	$10.92
number outstanding at end of period (000 omitted)	386
Thrivent Mid Cap Index Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$25.74	$21.64	$22.48	$20.83	$15.87	$13.69	$14.18	$11.40	$8.45	$13.42
value at end of period	$29.48	$25.74	$21.64	$22.48	$20.83	$15.87	$13.69	$14.18	$11.40	$8.45
number outstanding at end of period (000 omitted)	4,532	3,441	1,951	1,004	667	383	325	333	308	334
Thrivent Mid Cap Stock Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$27.16	$21.37	$21.62	$19.56	$14.61	$12.95	$13.99	$11.28	$8.21	$14.03
value at end of period	$31.92	$27.16	$21.37	$21.62	$19.56	$14.61	$12.95	$13.99	$11.28	$8.21
number outstanding at end of period (000 omitted)	2,408	1,915	1,749	483	372	482	615	663	654	658
•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Appendix A—Condensed Financial Information
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Series 2005 Contracts issued after April 29, 2005 (continued)
Variable Account Charges of 1.25% of daily net assets of the Variable Account (continued).
Representing the Basic Death Benefit.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Thrivent Moderate Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$17.21	$16.01	$16.30	$15.59	$13.71	$12.43	$12.71	$11.32	$9.04	$12.66
value at end of period	$19.20	$17.21	$16.01	$16.30	$15.59	$13.71	$12.43	$12.71	$11.32	$9.04
number outstanding at end of period (000 omitted)	78,478	75,716	68,709	57,869	51,098	45,246	41,552	35,281	29,140	24,402
Thrivent Moderately Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$18.19	$16.71	$17.04	$16.27	$13.58	$12.19	$12.70	$11.14	$8.69	$13.22
value at end of period	$20.98	$18.19	$16.71	$17.04	$16.27	$13.58	$12.19	$12.70	$11.14	$8.69
number outstanding at end of period (000 omitted)	54,497	53,594	51,099	44,138	37,647	33,852	32,673	27,992	24,165	21,201
Thrivent Moderately Conservative Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$15.66	$14.78	$15.04	$14.46	$13.43	$12.41	$12.54	$11.40	$9.42	$12.01
value at end of period	$16.93	$15.66	$14.78	$15.04	$14.46	$13.43	$12.41	$12.54	$11.40	$9.42
number outstanding at end of period (000 omitted)	36,561	37,210	33,714	30,771	28,434	25,510	22,138	17,378	13,033	10,517
Thrivent Money Market Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$1.01	$1.02	$1.03	$1.04	$1.06	$1.07	$1.08	$1.10	$1.11	$1.09
value at end of period	$1.00	$1.01	$1.02	$1.03	$1.04	$1.06	$1.07	$1.08	$1.10	$1.11
number outstanding at end of period (000 omitted)	45,760	58,239	36,058	30,062	32,921	30,235	28,539	23,412	28,303	38,851
Thrivent Multidimensional Income Subaccount (April 28, 2017)
Accumulation unit:
value at beginning of period	$—
value at end of period	$10.26
number outstanding at end of period (000 omitted)	283
Thrivent Opportunity Income Plus Subaccount (April 29, 2005)[1]
Accumulation unit:
value at beginning of period	$13.95	$13.27	$13.45	$13.16	$13.51	$12.91	$12.50	$11.29	$10.12	$10.78
value at end of period	$14.41	$13.95	$13.27	$13.45	$13.16	$13.51	$12.91	$12.50	$11.29	$10.12
number outstanding at end of period (000 omitted)	4,883	4,151	2,747	1,645	661	429	279	214	164	168
Thrivent Partner All Cap Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$21.86	$20.93	$20.72	$18.69	$14.25	$12.57	$13.38	$11.64	$9.18	$16.27
value at end of period	$25.96	$21.86	$20.93	$20.72	$18.69	$14.25	$12.57	$13.38	$11.64	$9.18
number outstanding at end of period (000 omitted)	872	891	677	307	291	346	389	414	440	406
Thrivent Partner Emerging Markets Equity Subaccount (April 30, 2008)[2]
Accumulation unit:
value at beginning of period	$11.04	$10.02	$11.74	$12.17	$13.30	$10.69	$12.14	$9.65	$5.59	$10.00
value at end of period	$13.92	$11.04	$10.02	$11.74	$12.17	$13.30	$10.69	$12.14	$9.65	$5.59
number outstanding at end of period (000 omitted)	2,280	1,724	1,411	1,248	1,101	849	742	603	350	64
Thrivent Partner Growth Stock Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$23.19	$23.17	$21.20	$19.79	$14.43	$12.31	$12.60	$10.99	$7.77	$13.60
value at end of period	$30.60	$23.19	$23.17	$21.20	$19.79	$14.43	$12.31	$12.66	$10.99	$7.77
number outstanding at end of period (000 omitted)	1,564	1,293	880	410	349	342	262	300	271	337
1  Formerly known as Thrivent Mortgage Securities Subaccount.
2  Formerly known as Thrivent Partner Emerging Markets Subaccount.
•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Appendix A—Condensed Financial Information
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Series 2005 Contracts issued after April 29, 2005 (continued)
Variable Account Charges of 1.25% of daily net assets of the Variable Account (continued).
Representing the Basic Death Benefit.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Thrivent Partner Healthcare Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$18.36	$22.14	$21.43	$17.47	$13.49	$11.32	$11.91	$10.86	$8.88	$10.00
value at end of period	$21.66	$18.36	$22.14	$21.43	$17.47	$13.49	$11.32	$11.91	$10.86	$8.88
number outstanding at end of period (000 omitted)	2,919	2,985	2,757	1,499	912	489	378	322	218	114
Thrivent Partner Worldwide Allocation Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$9.61	$9.41	$9.61	$10.28	$8.95	$7.64	$8.80	$7.85	$6.04	$10.00
value at end of period	$11.75	$9.61	$9.41	$9.61	$10.28	$8.95	$7.64	$8.80	$7.85	$6.04
number outstanding at end of period (000 omitted)	7,028	5,171	4,189	2,918	2,499	2,300	1,097	953	600	277
Thrivent Real Estate Securities Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$21.84	$20.57	$20.27	$15.69	$15.55	$13.39	$12.46	$9.89	$7.76	$12.52
value at end of period	$22.85	$21.84	$20.57	$20.27	$15.69	$15.55	$13.39	$12.46	$9.89	$7.76
number outstanding at end of period (000 omitted)	1,704	1,706	1,337	958	724	590	543	512	484	501
Thrivent Small Cap Index Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$26.59	$21.35	$22.09	$21.23	$15.27	$13.33	$13.43	$10.80	$8.73	$12.83
value at end of period	$29.71	$26.59	$21.35	$22.09	$21.23	$15.27	$13.33	$13.43	$10.80	$8.73
number outstanding at end of period (000 omitted)	3,788	2,797	1,567	854	577	391	363	380	366	391
Thrivent Small Cap Stock Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$20.47	$16.46	$17.21	$16.63	$12.39	$11.47	$12.26	$9.93	$8.35	$13.53
value at end of period	$24.51	$20.47	$16.46	$17.21	$16.63	$12.39	$11.47	$12.26	$9.93	$8.35
number outstanding at end of period (000 omitted)	1,522	1,365	1,379	200	213	228	44	414	448	433
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••

Appendix A—Condensed Financial Information
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Series 2005 Contracts issued after April 29, 2005
Variable Account Charges of 1.90% of daily net assets of the Variable Account.
Representing all optional death benefits: MADB, PADB, and EADB.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Thrivent Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$17.50	$16.19	$16.58	$15.94	$12.78	$11.61	$12.31	$10.68	$8.33	$13.53
value at end of period	$20.86	$17.50	$16.19	$16.58	$15.94	$12.78	$11.61	$12.31	$10.68	$8.33
number outstanding at end of period (000 omitted)	2,957	2,512	2,108	1,189	935	829	872	853	817	765
Thrivent Balanced Income Plus Subaccount (April 29, 2005)[1]
Accumulation unit:
value at beginning of period	$15.98	$15.22	$15.53	$14.92	$12.89	$11.69	$11.44	$10.29	$8.61	$11.87
value at end of period	$17.52	$15.98	$15.22	$15.53	$14.92	$12.89	$11.69	$11.44	$10.29	$8.61
number outstanding at end of period (000 omitted)	708	529	369	258	93	89	92	67	40	41
Thrivent Diversified Income Plus Subaccount (April 29, 2005)[2]
Accumulation unit:
value at beginning of period	$16.50	$15.70	$15.99	$15.63	$14.33	$12.76	$12.71	$11.18	$8.56	$11.37
value at end of period	$17.70	$16.50	$15.70	$15.99	$15.63	$14.33	$12.76	$12.71	$11.18	$8.56
number outstanding at end of period (000 omitted)	1,357	1,102	775	565	376	190	89	42	39	37
Thrivent Government Bond Subaccount (April 29, 2005)[3]
Accumulation unit:
value at beginning of period	$12.67	$12.72	$12.86	$12.31	$12.86	$12.49	$11.76	$10.97	$10.31	$10.60
value at end of period	$12.80	$12.67	$12.72	$12.86	$12.31	$12.86	$12.49	$11.76	$10.97	$10.31
number outstanding at end of period (000 omitted)	423	511	241	106	76	90	75	85	49	58
Thrivent Growth and Income Plus Subaccount (April 30, 2008)[4]
Accumulation unit:
value at beginning of period	$11.72	$11.20	$11.51	$11.47	$9.65	$8.69	$9.08	$7.96	$6.95	$10.00
value at end of period	$13.11	$11.72	$11.20	$11.51	$11.47	$9.65	$8.69	$9.08	$7.96	$6.95
number outstanding at end of period (000 omitted)	273	218	182	183	121	48	29	13	6	3
Thrivent High Yield Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$18.19	$16.44	$17.21	$17.21	$16.40	$14.38	$13.99	$12.45	$8.84	$11.41
value at end of period	$19.18	$18.19	$16.44	$17.21	$17.21	$16.40	$14.38	$13.99	$12.45	$8.84
number outstanding at end of period (000 omitted)	498	362	218	176	126	84	43	46	36	27
Thrivent Income Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$14.22	$13.66	$14.02	$13.39	$13.66	$12.54	$12.07	$11.02	$9.26	$10.59
value at end of period	$14.83	$14.22	$13.66	$14.02	$13.39	$13.66	$12.54	$12.07	$11.02	$9.26
number outstanding at end of period (000 omitted)	563	460	252	128	91	83	47	61	52	55
Thrivent Large Cap Growth Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$19.30	$19.96	$18.42	$16.91	$12.66	$10.83	$11.65	$10.72	$7.73	$13.58
value at end of period	$24.42	$19.30	$19.96	$18.42	$16.91	$12.66	$10.83	$11.65	$10.72	$7.73
number outstanding at end of period (000 omitted)	398	348	270	117	100	108	143	124	115	108
1  Formerly known as Thrivent Balanced Subaccount.
2  Formerly known as Thrivent High Yield Subaccount II.
3  Formerly known as Bond Index Subaccount.
4  Formerly known as Thrivent Equity Income Plus Subaccount.
•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Appendix A—Condensed Financial Information
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Series 2005 Contracts issued after April 29, 2005 (continued)
Variable Account Charges of 1.90% of daily net assets of the Variable Account (continued).
Representing all optional death benefits: MADB, PADB, and EADB.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Thrivent Large Cap Index Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$19.10	$17.43	$17.57	$15.81	$12.23	$10.79	$10.81	$9.61	$7.76	$12.58
value at end of period	$22.77	$19.10	$17.43	$17.57	$15.81	$12.23	$10.79	$10.81	$9.61	$7.76
number outstanding at end of period (000 omitted)	1,259	939	518	169	85	72	43	35	20	22
Thrivent Large Cap Stock Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$15.18	$14.67	$14.50	$14.04	$11.04	$9.79	$10.46	$9.62	$7.68	$12.57
value at end of period	$18.04	$15.18	$14.67	$14.50	$14.04	$11.04	$9.79	$10.46	$9.62	$7.68
number outstanding at end of period (000 omitted)	306	235	211	121	138	105	132	106	99	103
Thrivent Large Cap Value Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$18.07	$15.68	$16.57	$15.49	$11.97	$10.38	$10.91	$9.88	$8.31	$12.90
value at end of period	$20.86	$18.07	$15.68	$16.57	$15.49	$11.97	$10.38	$10.91	$9.88	$8.31
number outstanding at end of period (000 omitted)	294	252	175	142	134	115	150	138	122	118
Thrivent Limited Maturity Bond Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$11.07	$10.97	$11.10	$11.13	$11.29	$11.03	$11.14	$10.79	$9.64	$10.51
value at end of period	$11.15	$11.07	$10.97	$11.10	$11.13	$11.29	$11.03	$11.14	$10.79	$9.64
number outstanding at end of period (000 omitted)	520	437	196	127	99	161	135	101	68	63
Thrivent Low Volatility Equity Subaccount (April 28, 2017)
value at beginning of period	$—
value at end of period	$10.87
number outstanding at end of period (000 omitted)	57
Thrivent Mid Cap Index Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$23.86	$20.19	$21.11	$19.69	$15.09	$13.11	$13.66	$11.06	$8.25	$13.19
value at end of period	$27.15	$23.86	$20.19	$21.11	$19.69	$15.09	$13.11	$13.66	$11.06	$8.25
number outstanding at end of period (000 omitted)	651	482	250	112	75	53	59	60	43	47
Thrivent Mid Cap Stock Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$25.17	$19.93	$20.30	$18.48	$13.90	$12.40	$13.48	$10.94	$8.02	$13.79
value at end of period	$29.39	$25.17	$19.93	$20.30	$18.48	$13.90	$12.40	$13.48	$10.94	$8.02
number outstanding at end of period (000 omitted)	433	283	243	71	66	79	95	79	72	81
Thrivent Moderate Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$15.96	$14.93	$15.31	$14.73	$13.04	$11.90	$12.25	$10.99	$8.82	$12.45
value at end of period	$17.68	$15.96	$14.93	$15.31	$14.73	$13.04	$11.90	$12.25	$10.99	$8.82
number outstanding at end of period (000 omitted)	12,843	10,683	8,274	5,568	4,006	2,985	2,613	2,347	2,112	2,067
Thrivent Moderately Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$16.86	$15.59	$16.00	$15.38	$12.92	$11.67	$12.24	$10.81	$8.49	$12.99
value at end of period	$19.32	$16.86	$15.59	$16.00	$15.38	$12.92	$11.67	$12.24	$10.81	$8.49
number outstanding at end of period (000 omitted)	11,094	9,514	7,392	5,182	3,302	2,170	2,247	2,106	1,955	1,812
•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Appendix A—Condensed Financial Information
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Series 2005 Contracts issued after April 29, 2005 (continued)
Variable Account Charges of 1.90% of daily net assets of the Variable Account (continued).
Representing all optional death benefits: MADB, PADB, and EADB.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Thrivent Moderately Conservative Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$14.51	$13.79	$14.12	$13.67	$12.78	$11.88	$12.09	$11.06	$9.20	$11.81
value at end of period	$15.59	$14.51	$13.79	$14.12	$13.67	$12.78	$11.88	$12.09	$11.06	$9.20
number outstanding at end of period (000 omitted)	4,562	4,015	3,030	2,248	1,781	1,271	953	790	720	675
Thrivent Money Market Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$0.93	$0.95	$0.97	$0.99	$1.01	$1.03	$1.05	$1.07	$1.08	$1.07
value at end of period	$0.92	$0.93	$0.95	$0.97	$0.99	$1.01	$1.03	$1.05	$1.07	$1.08
number outstanding at end of period (000 omitted)	10,821	11,656	5,975	2,994	2,952	1,386	1,194	785	1,291	2,264
Thrivent Multidimensional Income Subaccount (April 28, 2017)
value at beginning of period	$—
value at end of period	$10.22
number outstanding at end of period (000 omitted)	11
Thrivent Opportunity Income Plus Subaccount (April 29, 2005)[1]
Accumulation unit:
value at beginning of period	$12.93	$12.39	$12.63	$12.44	$12.85	$12.36	$12.05	$10.96	$9.88	$10.60
value at end of period	$13.27	$12.93	$12.39	$12.63	$12.44	$12.85	$12.36	$12.05	$10.96	$9.88
number outstanding at end of period (000 omitted)	565	381	208	111	22	15	10	11	9	8
Thrivent Partner All Cap Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$20.26	$19.52	$19.46	$17.67	$13.55	$12.04	$12.89	$11.29	$8.96	$15.99
value at end of period	$23.91	$20.26	$19.52	$19.46	$17.67	$13.55	$12.04	$12.89	$11.29	$8.96
number outstanding at end of period (000 omitted)	156	139	86	44	52	59	82	77	54	58
Thrivent Partner Emerging Markets Equity Subaccount (April 30, 2008)[2]
Accumulation unit:
value at beginning of period	$10.44	$9.53	$11.24	$11.73	$12.90	$10.44	$11.93	$9.55	$5.57	$10.00
value at end of period	$13.07	$10.44	$9.53	$11.24	$11.73	$12.90	$10.44	$11.93	$9.55	$5.57
number outstanding at end of period (000 omitted)	371	242	167	153	109	74	49	27	15	4
Thrivent Partner Growth Stock Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$21.50	$21.62	$19.91	$18.70	$13.73	$11.79	$12.20	$10.66	$7.59	$13.37
value at end of period	$28.19	$21.50	$21.62	$19.91	$18.70	$13.73	$11.79	$12.20	$10.66	$7.59
number outstanding at end of period (000 omitted)	322	245	118	60	49	50	35	32	29	33
Thrivent Partner Healthcare Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$17.36	$21.06	$20.52	$16.84	$13.09	$11.05	$11.71	$10.74	$8.84	$10.00
value at end of period	$20.34	$17.36	$21.06	$20.52	$16.84	$13.09	$11.05	$11.71	$10.74	$8.84
number outstanding at end of period (000 omitted)	537	503	425	144	81	38	27	12	8	3
Thrivent Partner Worldwide Allocation Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$9.08	$8.95	$9.20	$9.91	$8.68	$7.46	$8.65	$7.77	$6.01	$10.00
value at end of period	$11.04	$9.08	$8.95	$9.20	$9.91	$8.68	$7.46	$8.65	$7.77	$6.01
number outstanding at end of period (000 omitted)	906	706	516	274	230	257	107	71	37	23
1  Formerly known as Thrivent Mortgage Securities Subaccount.
2  Formerly known as Thrivent Partner Emerging Markets Subaccount.
•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Appendix A—Condensed Financial Information
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Series 2005 Contracts issued after April 29, 2005 (continued)
Variable Account Charges of 1.90% of daily net assets of the Variable Account (continued).
Representing all optional death benefits: MADB, PADB, and EADB.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Thrivent Real Estate Securities Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$20.24	$19.19	$19.03	$14.83	$14.79	$12.83	$12.01	$9.60	$7.58	$12.31
value at end of period	$21.04	$20.24	$19.19	$19.03	$14.83	$14.79	$12.83	$12.01	$9.60	$7.58
number outstanding at end of period (000 omitted)	280	231	110	54	51	55	72	78	74	76
Thrivent Small Cap Index Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$24.65	$19.92	$20.75	$20.07	$14.52	$12.77	$12.94	$10.48	$8.52	$12.60
value at end of period	$27.36	$24.65	$19.92	$20.75	$20.07	$14.52	$12.77	$12.94	$10.48	$8.52
number outstanding at end of period (000 omitted)	557	399	186	71	34	23	14	17	14	19
Thrivent Small Cap Stock Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$18.98	$15.36	$16.16	$15.72	$11.79	$10.98	$11.82	$9.63	$8.15	$13.30
value at end of period	$22.57	$18.98	$15.36	$16.16	$15.72	$11.79	$10.98	$11.82	$9.63	$8.15
number outstanding at end of period (000 omitted)	272	151	141	20	18	28	42	51	51	56
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••

Appendix A—Condensed Financial Information
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Series 2005 Contracts issued after April 29, 2005
Variable Account Charges of 2.50%, 2.50% and 2.00% respectively of the daily net assets of the Variable Account only.
Representing the GLWB Rider.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Thrivent Moderately Aggressive Allocation Subaccount (April 29, 2005)[1]
Accumulation unit:
value at beginning of period	$12.15	$11.30	$11.68	$11.29	$9.54	$8.67	$9.15	$8.12	$6.39	$9.79
value at end of period	$13.84	$12.15	$11.30	$11.68	$11.29	$9.54	$8.67	$9.15	$8.12	$6.39
number outstanding at end of period (000 omitted)	57,759	66,818	75,983	82,904	77,763	44,498	32,802	24,700	17,765	10,265
Thrivent Moderate Allocation Subaccount (April 29, 2005)[1]
Accumulation unit:
value at beginning of period	$12.46	$11.73	$12.09	$11.69	$10.37	$9.47	$9.77	$8.76	$7.03	$9.91
value at end of period	$13.72	$12.46	$11.73	$12.09	$11.69	$10.37	$9.47	$9.77	$8.76	$7.03
number outstanding at end of period (000 omitted)	185,948	217,690	241,250	256,190	186,390	112,562	75,117	50,001	30,479	16,169
Thrivent Moderately Conservative Allocation Subaccount (April 29, 2005)[1]
Accumulation unit:
value at beginning of period	$12.39	$11.79	$12.08	$11.70	$10.92	$10.15	$10.30	$9.41	$7.80	$9.98
value at end of period	$13.30	$12.39	$11.79	$12.08	$11.70	$10.92	$10.15	$10.30	$9.41	$7.80
number outstanding at end of period (000 omitted)	137,372	131,313	106,046	67,920	48,079	33,880	21,011	13,566	8,174	4,500
1  The GLWB Rider was first offered beginning July 9, 2007.
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••

Appendix A—Condensed Financial Information
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Series 2002 Contracts issued before April 29, 2005—See Appendix B
Variable Account charges of 1.10% of the daily net assets of the Variable Account.
Representing the Basic Death Benefit.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Thrivent Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$19.21	$17.64	$17.91	$17.08	$13.59	$12.24	$12.89	$11.09	$8.58	$13.82
value at end of period	$23.09	$19.21	$17.64	$17.91	$17.08	$13.59	$12.24	$12.89	$11.09	$8.58
number outstanding at end of period (000 omitted)	1,461	1,591	1,662	1,589	1,615	1,624	1,755	1,753	1,835	1,843
Thrivent Balanced Income Plus Subaccount (October 31, 2002)[1]
Accumulation unit:
value at beginning of period	$21.23	$20.05	$20.30	$19.35	$16.59	$14.92	$14.48	$12.92	$10.73	$14.67
value at end of period	$23.45	$21.23	$20.05	$20.30	$19.35	$16.59	$14.92	$14.48	$12.92	$10.73
number outstanding at end of period (000 omitted)	595	629	673	730	738	770	855	987	1,140	1,471
Thrivent Diversified Income Plus Subaccount (October 31, 2002)[2]
Accumulation unit:
value at beginning of period	$25.33	$23.92	$24.17	$23.43	$21.31	$18.82	$18.60	$16.23	$12.33	$16.24
value at end of period	$27.40	$25.33	$23.92	$24.17	$23.43	$21.31	$18.82	$18.60	$16.23	$12.33
number outstanding at end of period (000 omitted)	592	586	611	672	583	474	390	442	489	593
Thrivent Government Bond Subaccount (October 31, 2002)[3]
Accumulation unit:
value at beginning of period	$14.92	$14.86	$14.91	$14.15	$14.67	$14.13	$13.20	$12.22	$11.39	$11.61
value at end of period	$15.19	$14.92	$14.86	$14.91	$14.15	$14.67	$14.13	$13.20	$12.22	$11.39
number outstanding at end of period (000 omitted)	588	616	681	748	789	888	1,012	1,180	1,377	1,821
Thrivent Growth and Income Plus Subaccount (April 30, 2008)[4]
Accumulation unit:
value at beginning of period	$12.56	$11.91	$12.14	$12.01	$10.01	$8.95	$9.27	$8.07	$6.99	$10.00
value at end of period	$14.16	$12.56	$11.91	$12.14	$12.01	$10.01	$8.95	$9.27	$8.07	$6.99
number outstanding at end of period (000 omitted)	150	174	192	209	183	133	127	61	14	13
Thrivent High Yield Subaccount (October 31, 2002)
Accumulation unit:
value at beginning of period	$28.43	$25.49	$26.48	$26.26	$24.84	$21.59	$20.85	$18.40	$12.97	$16.61
value at end of period	$30.22	$28.43	$25.49	$26.48	$26.26	$24.84	$21.59	$20.85	$18.40	$12.97
number outstanding at end of period (000 omitted)	420	452	470	517	569	639	671	783	910	1,056
Thrivent Income Subaccount (October 31, 2002)
Accumulation unit:
value at beginning of period	$17.83	$16.99	$17.29	$16.39	$16.58	$15.11	$14.42	$13.07	$10.89	$12.35
value at end of period	$18.74	$17.83	$16.99	$17.29	$16.39	$16.58	$15.11	$14.42	$13.07	$10.89
number outstanding at end of period (000 omitted)	767	778	782	875	1,010	1,224	1,264	1,427	1,706	2,009
Thrivent Large Cap Growth Subaccount (October 31, 2002)
Accumulation unit:
value at beginning of period	$26.30	$26.99	$24.70	$22.50	$16.71	$14.18	$15.13	$13.82	$9.88	$17.22
value at end of period	$33.54	$26.30	$26.99	$24.70	$22.50	$16.71	$14.18	$15.13	$13.82	$9.88
number outstanding at end of period (000 omitted)	1,025	1,115	1,228	1,217	1,333	1,489	1,630	1,964	2,339	2,834
1  Formerly known as Thrivent Balanced Subaccount.
2  Formerly known as Thrivent High Yield Subaccount II.
3  Formerly known as Bond Index Subaccount.
4  Formerly known as Thrivent Equity Income Plus Subaccount.
•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Appendix A—Condensed Financial Information
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Series 2002 Contracts issued before April 29, 2005 (continued)
Variable Account charges of 1.10% of the daily net assets of the Variable Account (continued).
Representing the Basic Death Benefit.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Thrivent Large Cap Index Subaccount (October 31, 2002)
Accumulation unit:
value at beginning of period	$27.66	$25.04	$25.04	$22.35	$17.15	$15.01	$14.92	$13.16	$10.54	$16.95
value at end of period	$33.23	$27.66	$25.04	$25.04	$22.35	$17.15	$15.01	$14.92	$13.16	$10.54
number outstanding at end of period (000 omitted)	908	923	886	924	951	1,019	1,106	1,321	1,529	1,885
Thrivent Large Cap Stock Subaccount (October 31, 2002)
Accumulation unit:
value at beginning of period	$20.23	$19.40	$19.03	$18.27	$14.25	$12.54	$13.29	$14.14	$11.81	$18.18
value at end of period	$24.25	$20.23	$19.40	$19.03	$18.27	$14.25	$12.54	$13.29	$14.14	$11.81
number outstanding at end of period (000 omitted)	918	988	1,093	1,182	1,300	1,410	1,618	1,892	1,748	2,098
Thrivent Large Cap Value Subaccount (April 25, 2003)
Accumulation unit:
value at beginning of period	$27.36	$23.55	$24.68	$22.89	$17.56	$15.10	$15.75	$14.14	$11.81	$18.18
value at end of period	$31.83	$27.36	$23.55	$24.68	$22.89	$17.56	$15.10	$15.75	$14.14	$11.81
number outstanding at end of period (000 omitted)	655	715	781	871	943	1,019	1,242	1,486	1,748	2,098
Thrivent Limited Maturity Bond Subaccount (October 31, 2002)
Accumulation unit:
value at beginning of period	$12.77	$12.56	$12.61	$12.54	$12.62	$12.23	$12.25	$11.77	$10.44	$11.28
value at end of period	$12.97	$12.77	$12.56	$12.61	$12.54	$12.62	$12.23	$12.25	$11.77	$10.44
number outstanding at end of period (000 omitted)	906	983	1,026	1,186	1,238	1,485	1,630	1,993	2,184	2,622
Thrivent Low Volatility Equity Subaccount (April 28, 2017)
Accumulation unit:
value at beginning of period	$—
value at end of period	$10.93
number outstanding at end of period (000 omitted)	8
Thrivent Mid Cap Index Subaccount (October 31, 2002)
Accumulation unit:
value at beginning of period	$38.54	$32.36	$33.56	$31.05	$23.62	$20.35	$21.04	$16.90	$12.50	$19.83
value at end of period	$44.21	$38.54	$32.36	$33.56	$31.05	$23.62	$20.35	$21.04	$16.90	$12.50
number outstanding at end of period (000 omitted)	326	338	332	343	357	381	423	529	630	781
Thrivent Mid Cap Stock Subaccount (October 31, 2002)
Accumulation unit:
value at beginning of period	$40.41	$31.74	$32.07	$28.97	$21.61	$19.12	$20.63	$16.61	$12.07	$20.60
value at end of period	$47.56	$40.41	$31.74	$32.07	$28.97	$21.61	$19.12	$20.63	$16.61	$12.07
number outstanding at end of period (000 omitted)	663	705	763	295	313	347	405	511	614	697
Thrivent Moderate Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$17.52	$16.27	$16.54	$15.79	$13.87	$12.55	$12.82	$11.40	$9.09	$12.71
value at end of period	$19.57	$17.52	$16.27	$16.54	$15.79	$13.87	$12.55	$12.82	$11.40	$9.09
number outstanding at end of period (000 omitted)	6,834	7,102	7,327	7,456	7,336	7,142	7,616	7,582	7,390	7,470
Thrivent Moderately Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$18.51	$16.97	$17.29	$16.49	$13.74	$12.31	$12.81	$11.22	$8.74	$13.27
value at end of period	$21.38	$18.51	$16.97	$17.29	$16.49	$13.74	$12.31	$12.81	$11.22	$8.74
number outstanding at end of period (000 omitted)	5,297	5,505	5,970	6,049	5,847	5,571	5,866	5,732	5,839	5,725
•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Appendix A—Condensed Financial Information
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Series 2002 Contracts issued before April 29, 2005 (continued)
Variable Account charges of 1.10% of the daily net assets of the Variable Account (continued).
Representing the Basic Death Benefit.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Thrivent Moderately Conservative Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$15.93	$15.02	$15.26	$14.65	$13.58	$12.53	$12.65	$11.48	$9.47	$12.06
value at end of period	$17.26	$15.93	$15.02	$15.26	$14.65	$13.58	$12.53	$12.65	$11.48	$9.47
number outstanding at end of period (000 omitted)	3,145	3,249	3,529	3,536	3,650	3,885	3,792	3,671	3,605	3,127
Thrivent Money Market Subaccount (April 25, 2003)
Accumulation unit:
value at beginning of period	$1.02	$1.04	$1.05	$1.06	$1.07	$1.08	$1.09	$1.11	$1.11	$1.09
value at end of period	$1.02	$1.02	$1.04	$1.05	$1.06	$1.07	$1.08	$1.09	$1.11	$1.11
number outstanding at end of period (000 omitted)	3,216	4,836	4,490	4,427	4,765	6,166	6,848	8,499	12,101	21,319
Thrivent Multidimensional Income Subaccount (April 28, 2017)
Accumulation unit:
value at beginning of period	$—
value at end of period	$10.27
number outstanding at end of period (000 omitted)	5
Thrivent Opportunity Income Plus Subaccount (April 30, 2003)[1]
Accumulation unit:
value at beginning of period	$14.81	$14.08	$14.24	$13.91	$14.26	$13.60	$13.16	$11.87	$10.62	$11.30
value at end of period	$15.32	$14.81	$14.08	$14.24	$13.91	$14.26	$13.60	$13.16	$11.87	$10.62
number outstanding at end of period (000 omitted)	355	291	271	293	246	282	303	379	416	554
Thrivent Partner All Cap Subaccount (October 31, 2002)
Accumulation unit:
value at beginning of period	$29.35	$28.05	$27.74	$24.98	$19.01	$16.75	$17.80	$15.47	$12.17	$21.55
value at end of period	$34.90	$29.35	$28.05	$27.74	$24.98	$19.01	$16.75	$17.80	$15.47	$12.17
number outstanding at end of period (000 omitted)	143	148	160	164	174	195	240	297	350	460
Thrivent Partner Emerging Markets Equity Subaccount (April 30, 2008)[2]
Accumulation unit:
value at beginning of period	$11.19	$10.14	$11.86	$12.27	$13.39	$10.75	$12.19	$9.68	$5.60	$10.00
value at end of period	$14.12	$11.19	$10.14	$11.86	$12.27	$13.39	$10.75	$12.19	$9.68	$5.60
number outstanding at end of period (000 omitted)	185	165	159	165	168	175	190	189	147	32
Thrivent Partner Growth Stock Subaccount (October 31, 2002)
Accumulation unit:
value at beginning of period	$30.59	$30.52	$27.89	$25.98	$18.92	$16.12	$16.55	$14.34	$10.13	$17.70
value at end of period	$40.43	$30.59	$30.52	$27.89	$25.98	$18.92	$16.12	$16.55	$14.34	$10.13
number outstanding at end of period (000 omitted)	246	235	265	272	294	314	366	436	499	615
Thrivent Partner Healthcare Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$18.60	$22.40	$21.65	$17.62	$13.59	$11.38	$11.96	$10.88	$8.89	$10.00
value at end of period	$21.97	$18.60	$22.40	$21.65	$17.62	$13.59	$11.38	$11.96	$10.88	$8.89
number outstanding at end of period (000 omitted)	182	182	205	136	97	61	66	70	76	61
Thrivent Partner Worldwide Allocation Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$9.73	$9.52	$9.70	$10.37	$9.01	$7.68	$8.83	$7.87	$6.05	$10.00
value at end of period	$11.92	$9.73	$9.52	$9.70	$10.37	$9.01	$7.68	$8.83	$7.87	$6.05
number outstanding at end of period (000 omitted)	2,053	2,116	2,240	2,338	2,427	2,651	350	367	280	150
1  Formerly known as Thrivent Mortgage Securities Subaccount.
2  Formerly known as Thrivent Partner Emerging Markets Subaccount.
•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Appendix A—Condensed Financial Information
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Series 2002 Contracts issued before April 29, 2005 (continued)
Variable Account charges of 1.10% of the daily net assets of the Variable Account (continued).
Representing the Basic Death Benefit.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Thrivent Real Estate Securities Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$37.32	$35.10	$34.54	$26.69	$26.41	$22.72	$21.11	$16.73	$13.10	$21.11
value at end of period	$39.11	$37.32	$35.10	$34.54	$26.69	$26.41	$22.72	$21.11	$16.73	$13.10
number outstanding at end of period (000 omitted)	308	326	339	364	382	430	484	601	754	876
Thrivent Small Cap Index Subaccount (October 31, 2002)
Accumulation unit:
value at beginning of period	$41.68	$33.41	$34.53	$33.13	$23.79	$20.74	$20.86	$16.76	$13.52	$19.83
value at end of period	$46.64	$41.68	$33.41	$34.53	$33.13	$23.79	$20.74	$20.86	$16.76	$13.52
number outstanding at end of period (000 omitted)	315	322	308	310	330	364	403	495	586	724
Thrivent Small Cap Stock Subaccount (October 31, 2002)
Accumulation unit:
value at beginning of period	$32.44	$26.04	$27.18	$26.23	$19.52	$18.03	$19.26	$15.56	$13.07	$21.15
value at end of period	$38.89	$32.44	$26.04	$27.18	$26.23	$19.52	$18.03	$19.26	$15.56	$13.07
number outstanding at end of period (000 omitted)	529	584	642	270	298	339	389	470	569	646
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••

Appendix A—Condensed Financial Information
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Series 2002 Contracts issued before April 29, 2005—See Appendix B
Variable Account charges of 1.55% of the daily net assets of the Variable Account.
Representing all Optional Death Benefits: MADB, PADB and EADB.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Thrivent Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$18.22	$16.81	$17.15	$16.43	$13.13	$11.88	$12.56	$10.85	$8.44	$13.66
value at end of period	$21.81	$18.22	$16.81	$17.15	$16.43	$13.13	$11.88	$12.56	$10.85	$8.44
number outstanding at end of period (000 omitted)	670	700	761	743	767	797	850	930	1,001	971
Thrivent Balanced Income Plus Subaccount (October 31, 2002)[1]
Accumulation unit:
value at beginning of period	$19.92	$18.90	$19.22	$18.40	$15.85	$14.32	$13.96	$12.51	$10.44	$14.34
value at end of period	$21.91	$19.92	$18.90	$19.22	$18.40	$15.85	$14.32	$13.96	$12.51	$10.44
number outstanding at end of period (000 omitted)	316	326	330	329	340	355	405	468	471	528
Thrivent Diversified Income Plus Subaccount (October 31, 2002)[2]
Accumulation unit:
value at beginning of period	$23.77	$22.54	$22.88	$22.28	$20.36	$18.06	$17.93	$15.72	$11.99	$15.87
value at end of period	$25.59	$23.77	$22.54	$22.88	$22.28	$20.36	$18.06	$17.93	$15.72	$11.99
number outstanding at end of period (000 omitted)	245	263	281	288	277	249	204	217	215	255
Thrivent Government Bond Subaccount (October 31, 2002)[3]
Accumulation unit:
value at beginning of period	$14.00	$14.01	$14.11	$13.46	$14.01	$13.56	$12.73	$11.83	$11.08	$11.35
value at end of period	$14.19	$14.00	$14.01	$14.11	$13.46	$14.01	$13.56	$12.73	$11.83	$11.08
number outstanding at end of period (000 omitted)	282	285	288	303	337	368	371	413	507	601
Thrivent Growth and Income Plus Subaccount (April 30, 2008)[4]
Accumulation unit:
value at beginning of period	$12.08	$11.50	$11.78	$11.70	$9.80	$8.80	$9.16	$8.01	$6.97	$10.00
value at end of period	$13.56	$12.08	$11.50	$11.78	$11.70	$9.80	$8.80	$9.16	$8.01	$6.97
number outstanding at end of period (000 omitted)	34	42	42	45	33	27	29	17	8	13
Thrivent High Yield Subaccount (October 31, 2002)
Accumulation unit:
value at beginning of period	$26.67	$24.02	$25.07	$24.97	$23.73	$20.72	$20.10	$17.82	$12.61	$16.22
value at end of period	$28.22	$26.67	$24.02	$25.07	$24.97	$23.73	$20.72	$20.10	$17.82	$12.61
number outstanding at end of period (000 omitted)	125	134	143	157	174	198	194	216	250	287
Thrivent Income Subaccount (October 31, 2002)
Accumulation unit:
value at beginning of period	$16.73	$16.01	$16.37	$15.59	$15.84	$14.50	$13.90	$12.65	$10.59	$12.07
value at end of period	$17.50	$16.73	$16.01	$16.37	$15.59	$15.84	$14.50	$13.90	$12.65	$10.59
number outstanding at end of period (000 omitted)	223	236	256	272	322	378	377	419	497	573
Thrivent Large Cap Growth Subaccount (October 31, 2002)
Accumulation unit:
value at beginning of period	$24.68	$25.44	$23.39	$21.40	$15.96	$13.61	$14.59	$13.38	$9.61	$16.83
value at end of period	$31.33	$24.68	$25.44	$23.39	$21.40	$15.96	$13.61	$14.59	$13.38	$9.61
number outstanding at end of period (000 omitted)	306	344	378	331	381	430	451	546	636	743
1  Formerly known as Thrivent Balanced Subaccount.
2  Formerly known as Thrivent High Yield Subaccount II.
3  Formerly known as Bond Index Subaccount.
4  Formerly known as Thrivent Equity Income Plus Subaccount.
•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Appendix A—Condensed Financial Information
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Series 2002 Contracts issued before April 29, 2005 (continued)
Variable Account charges of 1.55% of the daily net assets of the Variable Account (continued).
Representing all Optional Death Benefits: MADB, PADB and EADB.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Thrivent Large Cap Index Subaccount (October 31, 2002)
Accumulation unit:
value at beginning of period	$25.95	$23.60	$23.70	$21.26	$16.38	$14.40	$14.38	$12.74	$10.25	$16.56
value at end of period	$31.04	$25.95	$23.60	$23.70	$21.26	$16.38	$14.40	$14.38	$12.74	$10.25
number outstanding at end of period (000 omitted)	326	300	279	259	271	287	337	401	458	547
Thrivent Large Cap Stock Subaccount (October 31, 2002)
Accumulation unit:
value at beginning of period	$18.98	$18.29	$18.01	$17.37	$13.62	$12.04	$12.81	$11.74	$9.34	$15.23
value at end of period	$22.65	$18.98	$18.29	$18.01	$17.37	$13.62	$12.04	$12.81	$11.74	$9.34
number outstanding at end of period (000 omitted)	577	633	698	726	808	878	994	1,151	1,312	1,514
Thrivent Large Cap Value Subaccount (April 25, 2003)
Accumulation unit:
value at beginning of period	$25.72	$22.24	$23.42	$21.81	$16.81	$14.52	$15.21	$13.72	$11.51	$17.80
value at end of period	$29.80	$25.72	$22.24	$23.42	$21.81	$16.81	$14.52	$15.21	$13.72	$11.51
number outstanding at end of period (000 omitted)	198	221	233	255	287	320	362	434	494	570
Thrivent Limited Maturity Bond Subaccount (October 31, 2002)
Accumulation unit:
value at beginning of period	$11.99	$11.84	$11.93	$11.92	$12.05	$11.73	$11.81	$11.40	$10.15	$11.02
value at end of period	$12.11	$11.99	$11.84	$11.93	$11.92	$12.05	$11.73	$11.81	$11.40	$10.15
number outstanding at end of period (000 omitted)	404	429	410	391	458	525	526	565	616	762
Thrivent Low Volatility Equity Subaccount (April 28, 2017)
value at beginning of period	$—
value at end of period	$10.90
number outstanding at end of period (000 omitted)	—
Thrivent Mid Cap Index Subaccount (October 31, 2002)
Accumulation unit:
value at beginning of period	$36.16	$30.50	$31.77	$29.53	$22.56	$19.52	$20.28	$16.36	$12.16	$19.38
value at end of period	$41.30	$36.16	$30.50	$31.77	$29.53	$22.56	$19.52	$20.28	$16.36	$12.16
number outstanding at end of period (000 omitted)	151	141	132	126	134	150	163	198	239	276
Thrivent Mid Cap Stock Subaccount (October 31, 2002)
Accumulation unit:
value at beginning of period	$37.91	$29.92	$30.36	$27.55	$20.65	$18.35	$19.88	$16.08	$11.74	$20.13
value at end of period	$44.42	$37.91	$29.92	$30.36	$27.55	$20.65	$18.35	$19.88	$16.08	$11.74
number outstanding at end of period (000 omitted)	305	339	380	171	186	219	255	312	364	413
Thrivent Moderate Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$16.62	$15.50	$15.83	$15.19	$13.40	$12.18	$12.50	$11.17	$8.94	$12.56
value at end of period	$18.49	$16.62	$15.50	$15.83	$15.19	$13.40	$12.18	$12.50	$11.17	$8.94
number outstanding at end of period (000 omitted)	1,941	2,034	2,194	2,310	2,416	2,469	2,573	2,639	2,707	2,675
Thrivent Moderately Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$17.56	$16.18	$16.55	$15.85	$13.27	$11.95	$12.49	$10.99	$8.60	$13.11
value at end of period	$20.19	$17.56	$16.18	$16.55	$15.85	$13.27	$11.95	$12.49	$10.99	$8.60
number outstanding at end of period (000 omitted)	1,408	1,485	1,683	1,855	1,897	2,002	2,266	2,315	2,590	2,727
•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Appendix A—Condensed Financial Information
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Series 2002 Contracts issued before April 29, 2005 (continued)
Variable Account charges of 1.55% of the daily net assets of the Variable Account (continued).
Representing all Optional Death Benefits: MADB, PADB and EADB.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Thrivent Moderately Conservative Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$15.12	$14.32	$14.61	$14.09	$13.12	$12.16	$12.33	$11.24	$9.31	$11.92
value at end of period	$16.30	$15.12	$14.32	$14.61	$14.09	$13.12	$12.16	$12.33	$11.24	$9.31
number outstanding at end of period (000 omitted)	1,064	1,141	1,215	1,287	1,317	1,356	1,273	1,156	1,029	889
Thrivent Money Market Subaccount (April 25, 2003)
Accumulation unit:
value at beginning of period	$0.96	$0.98	$0.99	$1.01	$1.02	$1.04	$1.06	$1.07	$1.09	$1.07
value at end of period	$0.95	$0.96	$0.98	$0.99	$1.01	$1.02	$1.04	$1.06	$1.07	$1.09
number outstanding at end of period (000 omitted)	1,426	1,738	1,063	1,173	1,483	1,850	2,198	2,584	5,126	8,103
Thrivent Multidimensional Income Subaccount (April 28, 2017)
value at beginning of period	$—
value at end of period	$10.24
number outstanding at end of period (000 omitted)	—
Thrivent Opportunity Income Plus Subaccount (April 30, 2003)[1]
Accumulation unit:
value at beginning of period	$13.92	$13.29	$13.51	$13.26	$13.65	$13.08	$12.71	$11.52	$10.35	#REF!
value at end of period	$14.34	$13.92	$13.29	$13.51	$13.26	$13.65	$13.08	$12.71	$11.52	$10.35
number outstanding at end of period (000 omitted)	111	105	95	95	89	92	99	107	111	150
Thrivent Partner All Cap Subaccount (October 31, 2002)
Accumulation unit:
value at beginning of period	$27.53	$26.44	$26.26	$23.75	$18.16	$16.08	$17.15	$14.97	$11.84	$21.06
value at end of period	$32.60	$27.53	$26.44	$26.26	$23.75	$18.16	$16.08	$17.15	$14.97	$11.84
number outstanding at end of period (000 omitted)	69	69	78	73	81	90	109	124	164	172
Thrivent Partner Emerging Markets Equity Subaccount (April 30, 2008)[2]
Accumulation unit:
value at beginning of period	$10.76	$9.79	$11.51	$11.96	$13.11	$10.57	$12.04	$9.60	$5.58	$10.00
value at end of period	$13.52	$10.76	$9.79	$11.51	$11.96	$13.11	$10.57	$12.04	$9.60	$5.58
number outstanding at end of period (000 omitted)	52	44	33	35	37	31	35	39	31	7
Thrivent Partner Growth Stock Subaccount (October 31, 2002)
Accumulation unit:
value at beginning of period	$28.70	$28.76	$26.40	$24.71	$18.07	$15.47	$15.95	$13.89	$9.85	$17.29
value at end of period	$37.76	$28.70	$28.76	$26.40	$24.71	$18.07	$15.47	$15.95	$13.89	$9.85
number outstanding at end of period (000 omitted)	69	67	81	86	100	114	128	161	187	204
Thrivent Partner Healthcare Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$17.89	$21.64	$21.01	$17.17	$13.30	$11.20	$11.82	$10.80	$8.86	$10.00
value at end of period	$21.04	$17.89	$21.64	$21.01	$17.17	$13.30	$11.20	$11.82	$10.80	$8.86
number outstanding at end of period (000 omitted)	62	53	61	39	29	18	21	19	20	15
Thrivent Partner Worldwide Allocation Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$9.36	$9.20	$9.42	$10.10	$8.82	$7.55	$8.73	$7.81	$6.03	$10.00
value at end of period	$11.41	$9.36	$9.20	$9.42	$10.10	$8.82	$7.55	$8.73	$7.81	$6.03
number outstanding at end of period (000 omitted)	642	687	708	739	779	848	71	73	57	33
1  Formerly known as Thrivent Mortgage Securities Subaccount.
2  Formerly known as Thrivent Partner Emerging Markets Subaccount.
•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Appendix A—Condensed Financial Information
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Series 2002 Contracts issued before April 29, 2005 (continued)
Variable Account charges of 1.55% of the daily net assets of the Variable Account (continued).
Representing all Optional Death Benefits: MADB, PADB and EADB.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Thrivent Real Estate Securities Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$35.09	$33.15	$32.77	$25.44	$25.28	$21.85	$20.39	$16.23	$12.77	$20.67
value at end of period	$36.61	$35.09	$33.15	$32.77	$25.44	$25.28	$21.85	$20.39	$16.23	$12.77
number outstanding at end of period (000 omitted)	100	110	115	126	135	146	167	196	240	292
Thrivent Small Cap Index Subaccount (October 31, 2002)
Accumulation unit:
value at beginning of period	$39.10	$31.49	$32.69	$31.51	$22.72	$19.91	$20.11	$16.22	$13.15	$19.38
value at end of period	$43.56	$39.10	$31.49	$32.69	$31.51	$22.72	$19.91	$20.11	$16.22	$13.15
number outstanding at end of period (000 omitted)	126	118	106	107	111	123	146	174	195	223
Thrivent Small Cap Stock Subaccount (October 31, 2002)
Accumulation unit:
value at beginning of period	$30.43	$24.54	$25.73	$24.95	$18.64	$17.30	$18.56	$15.07	$12.71	$20.67
value at end of period	$36.33	$30.43	$24.54	$25.73	$24.95	$18.64	$17.30	$18.56	$15.07	$12.71
number outstanding at end of period (000 omitted)	257	288	312	170	183	214	248	326	379	414
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••

Appendix A—Condensed Financial Information
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Series 2002 Contracts issued before April 29, 2005—See Appendix B
Variable Account charges of 1.95% of the daily net assets of the Variable Account.
Representing the RPA and MADB.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Thrivent Moderately Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$16.93	$15.66	$16.09	$15.47	$13.00	$11.75	$12.33	$10.89	$8.54	$13.04
value at end of period	$19.39	$16.93	$15.66	$16.09	$15.47	$13.00	$11.75	$12.33	$10.89	$8.54
number outstanding at end of period (000 omitted)	506	591	740	885	1,022	1,228	1,505	1,401	884	470
Thrivent Moderate Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$16.02	$15.00	$15.38	$14.82	$13.12	$11.98	$12.34	$11.06	$8.87	$12.49
value at end of period	$17.75	$16.02	$15.00	$15.38	$14.82	$13.12	$11.98	$12.34	$11.06	$8.87
number outstanding at end of period (000 omitted)	1,512	2,032	2,408	2,712	3,292	3,693	3,343	2,447	1,795	1,037
Thrivent Moderately Conservative Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$14.57	$13.86	$14.19	$13.74	$12.85	$11.96	$12.17	$11.13	$9.25	$11.85
value at end of period	$15.65	$14.57	$13.86	$14.19	$13.74	$12.85	$11.96	$12.17	$11.13	$9.25
number outstanding at end of period (000 omitted)	1,463	1,793	2,280	2,459	2,776	2,898	2,168	1,617	1,023	349
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Appendix B—Prior Contract
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We offered a flexible premium deferred variable annuity contract (the “Prior Contract”) (form # W-BB-FPVA) beginning in 2002. The Prior Contract is no longer being issued.
Principal Differences
The principal differences between the Contract offered by this Prospectus and the Prior Contract relate to the following charges:
♦	Surrender Charges
♦	Risk Charges
♦	Annual administrative charge
Other Differences
Other differences between the Contract offered by this Prospectus and the Prior Contract relate to the following:
♦	The minimum amount that must remain after a partial surrender
♦	The restriction on transfers from a Fixed Period Allocation
♦	The minimum amount required for the initial premium
♦	The interest rate credited for amounts allocated to the Fixed Account when the Contract has an optional death benefit
♦	The Return Protection Allocation is offered as an amendment instead of an optional provision of the Contract
♦	The Guaranteed Lifetime Withdrawal Benefit Rider is not offered with the Prior Contract
Surrender Charges
The maximum surrender charge for the Prior Contract is 6% and it applies for six years as follows:
Contract Year	1	2	3	4	5	6
Percent Applied	6%	5%	4%	3%	2%	1%
Risk Charges
The current risk charges for the Prior Contract are lower than the Risk Charges for the Contract offered by this Prospectus. The Fee and Expense Tables set forth below list the current and maximum risk charges for the Prior Contract. We may change the current risk charges for the Prior Contract in the future, but we guarantee that they will never exceed the maximum annual rates shown in the Fee and Expense Tables set forth below. On or after the Annuity Date, the risk charges for Annuity Unit Values are 1.25%.
Annual Administrative Charge
The Prior Contract has no annual administrative charge.
Other Differences
Under the Contract covered by this Prospectus, a partial surrender may not reduce the remaining Accumulated Value in the Contract to less than $1,000. Under the Prior Contract, a partial surrender may not reduce the remaining Accumulated Value in the Contract to less than $600.
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Appendix B—Prior Contract
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The Contract covered by this Prospectus does not allow transfers from a Fixed Period Allocation. The Prior Contract allows such transfers, which are subject to the Market Value Adjustment.
Under the Contract covered by this Prospectus, the initial premium must be at least $5,000 for a Contract that is not issued in connection with a Qualified Plan and $2,000 for a Contract that is issued in connection with a Qualified Plan. Under the Prior Contract, the initial premium must be at least $600 on an annual basis.
Under the Contract covered by this Prospectus, the interest rate credited for a Contract with an optional death benefit will be 0.25% lower than the interest amount credited for a contract without any optional death benefits. Under the Prior Contract, the interest rate for amounts credited to the Fixed Account will not be reduced if the contract has an optional death benefit.
Fee and Expense Tables for Prior Contract
The following tables describe the fees and expenses that you will pay when owning, making additional payments to, and surrendering the Prior Contract.
The first table describes the fees and expenses that you will pay at the time that you buy the Prior Contract, surrender the Prior Contract, or transfer cash value between investment options. You pay no sales charge when you make additional investments in the Prior Contract. No state premium taxes are deducted.
Contract Owner Transaction Expense
Sales Load Imposed on Purchase (as a percentage of purchase payments)	0%
Maximum Deferred Sales Load (as a percentage of excess amount surrendered)	6.00% [1]
Transfer Charge (after 12 free transfers)	$25 [2]
The next table describes the fees and expenses that you will pay periodically during the time that you own the Prior Contract, not including Fund fees and expenses.
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Appendix B—Prior Contract
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Periodic Fees and Expenses other than Fund Expenses
Annual Separate Account Expenses as a percentage of average Contract value
Mortality & Expense Risk Charge[3]	Maximum	Current
Basic Death Benefit	1.25%	1.10%
Charges for Optional Benefit (based on benefits chosen)
Maximum Anniversary Death Benefit (MADB)	0.10%	0.10%
Premium Accumulation Death Benefit (PADB)	0.25%	0.25%
Earnings Addition Death Benefit (EADB)	0.20%	0.20%
MADB and PADB	0.30%	0.30%
MADB and EADB	0.25%	0.25%
PADB and EADB	0.40%	0.40%
MADB and PADB and EADB	0.45%	0.45%
Return Protection Allocation (RPA)[4]	0.75%	0.75%
MADB and RPA[5]	0.85%	0.85%
Maximum Total Separate Account Expenses[6]	2.10%	1.95%
Charges after the Annuity Date
Mortality and Expense Risk Charge (after annuitization)	1.25%
Commuted Value Charge (for surrender of settlement option)	0.25% [7]
See Annuity Provisions in this prospectus for a discussion of these other charges.
The next table shows the minimum and maximum Total Annual Portfolio Operating Expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by any of the Portfolios, expressed as an annual percentage of average daily net assets. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.
Total Annual Portfolio Operating Expenses8
	Maximum	Minimum
(expenses that are deducted from the Fund assets, including management fees and other expenses):	3.61%	0.25%
Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.
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Appendix B—Prior Contract
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If a Portfolio is structured as a “fund of funds,” total gross annual Portfolio expenses also include the fees associated with the Portfolios in which it invests. Because of this a Portfolio that is structured as a “fund of funds” may have higher fees and expenses than a Portfolio that invests directly in debt and equity securities. For a list of the “fund of funds” Portfolios available through the Contract, see the chart of portfolios available in the prospectus for the Fund.
Examples
The following examples are intended to help you compare the cost of investing in the Prior Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Portfolio fees and expenses. The following two examples assume that you invest $10,000 in the Prior Contract for the time periods indicated and that your investment has a 5% return each year and assumes both the minimum and the maximum fees and expenses of the Portfolios. Example 1 shows a Contract with a combination of features and portfolio ranges that yield the most expensive total cost. Example 2 shows the cost of a Contract with the most expensive optional feature. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Example 1: Contract with the MADB, PADB, and EADB Optional Death Benefits9

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$1,069	$1,942	$2,812	$5,228
Minimum Portfolio Expenses:	$ 754	$1,006	$1,261	$2,275
If you annuitize your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$1,069	$1,942	$2,635	$5,228
Minimum Portfolio Expenses:	$ 754	$1,006	$1,052	$2,275
If you do not surrender your Contract at end of the applicable time period with
Maximum Portfolio Expenses:	$ 530	$1,586	$2,635	$5,228
Minimum Portfolio Expenses:	$ 198	$ 612	$1,052	$2,275

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Appendix B—Prior Contract
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Example 2: Contract with the MADB plus the RPA10

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$858	$1,321	$1,795	$3,355
Minimum Portfolio Expenses:	$838	$1,261	$1,694	$3,157
If you annuitize your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$858	$1,321	$1,596	$3,355
Minimum Portfolio Expenses:	$838	$1,261	$1,494	$3,157
If you do not surrender your Contract at end of the applicable time period with
Maximum Portfolio Expenses:	$307	$ 939	$1,596	$3,355
Minimum Portfolio Expenses:	$286	$ 877	$1,494	$3,157

For more information, See Charges and Deductions in this prospectus and the prospectus for the Fund.
Notes to Fee and Expense Tables:
1 In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year; only the amount in excess of that amount (the “Excess Amount”) will be subject to a surrender charge. A surrender charge is deducted if a full or partial surrender occurs during the first six Contract Years. The surrender charge is 6% during the first Contract Year and decreases by 1% each subsequent Contract Year. No surrender charge is deducted for surrenders occurring in Contract Years 7 and later. The surrender charge also will be deducted if the annuity payments begin during the first three Contract Years, except under certain circumstances as described in Surrender Charge (Contingent Deferred Sales Charge).
2 You are allowed 12 free transfers per Contract Year. Subsequent transfers (other than the Dollar Cost Averaging and Asset Rebalancing Programs) will incur a $25 transfer charge.
3 The table shows the current and maximum risk charges for the Prior Contract. On or after the Annuity Date, the risk charge will be 1.25%. See Charges and Deductions—Risk Charge. The risk charge for a Prior Contract pending payout due to a death claim is based on the average daily net assets of the Variable Account and is equal to an annual rate of 0.95%.
4 The current charge is 0.50% for a 10 year allocation period in the RP Moderately Conservative Allocation Subaccount. For a 10 year allocation period in the RP Moderately Conservative Allocation Subaccount made prior to January 9, 2012, the current charge is 0.75%.
5 The current charge is 0.50% for a 10 year allocation period in the RP Moderately Conservative Allocation Subaccount. For a 10 year allocation period in the RP Moderately Conservative Allocation Subaccount made prior to January 9, 2012, the current charge is 0.75%.
6 The maximum total separate account expenses occur when both the MADB and RPA are selected as optional benefits.
7 If a payee under a settlement option elects to receive a lump sum instead of continuing payments, we will pay the commuted value of the future payments for the remaining guaranteed period. The commuted value is determined by using an interest rate that is 0.25% more than the interest rate used to determine the annuity payments.
8 Thrivent Financial has agreed to reimburse certain expenses other than the advisory fees for certain of the Portfolios. After taking these contractual and voluntary arrangements into account, the actual range (maximum and minimum) of total operating expenses charged by the Portfolios was between 1.20% to 0.25%. The reimbursements may be discontinued at any time. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2017, for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new Portfolios, amounts are based on estimates for the current fiscal year
9 For this example, the following assumptions are used: 0.45% optional benefit charge, 1.25% mortality and expense risk charge, and portfolio operating expenses ranging from 3.61% to 0.25%.
10 For this example, the following assumptions are used: 0.85% optional benefit charge, 1.25% mortality and expense risk charge, and portfolio operating expenses ranging from 0.94% to 0.73%.
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Appendix C—Benefits No Longer Available
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Return Protection Allocations (RPA)
As of December 20, 2012, Return Protection Allocations (RPAs) are no longer available.
Prior to January 9, 2012, the following RPA Benefits were offered. Allocations to these RPA offerings will continue until their expiration date.
Options available prior to January 9, 2012.
Allocation Period	RP Moderately Conservative Allocation Subaccount	RP Moderate Allocation Subaccount	RP Moderately Aggressive Allocation Subaccount
7 years	1.5% guaranteed return	Guaranteed return of allocation amount	Not available
10 years	2.0% guaranteed return	1.0% guaranteed return	Guaranteed return of allocation amount
From January 9, 2012 to December 19, 2012, the following Return Protection Allocation (RPA) Benefits were offered. Allocations to these RPA offerings will continue until their expiration date.
Options available from January 9, 2012—December 19, 2012.
Allocation Period	RP Moderately Conservative Allocation Subaccount	RP Moderate Allocation Subaccount
7 years	Guaranteed return of allocation amount	Not available
10 years	Guaranteed return of allocation amount	Guaranteed return of allocation amount
The RPA Benefit. The Return Protection Allocation (RPA) was an optional living benefit available in your contract for an additional charge. The maximum charge is 0.75%. This is in addition to the Mortality and Expense Risk charge. The current charge is 0.75%, except for a 10 year allocation period in the RP Moderately Conservative Allocation Subaccount which has a current charge of 0.50%. For a 10 year allocation period in the RP Moderately Conservative Allocation Subaccount made prior to January 9, 2012, the current charge is 0.75%. This benefit guarantees that your contract will have a certain minimum amount of Accumulated Value at the end of either a seven-year or ten-year period (allocation period), regardless of market performance. At the end of the allocation period, if the Accumulated Value is less than the guaranteed benefit amount, then we will adjust your Contract so that the value is equal to the guaranteed benefit amount. This benefit is adjusted for withdrawals and administrative charges. If the accumulated value is greater than the guaranteed benefit amount, then no adjustment will be made to the Contract. Neither Dollar Cost Averaging nor Asset Rebalancing is available on amounts with the RPA benefit. No premiums may be made to the RPA benefit before the allocation period is due to expire.
Effect of Partial Surrender and Administrative Charges. Any partial surrender or administrative charge taken from the RPA during the allocation period will reduce the Accumulated Value and correspondingly the benefit as follows: As of the day that a partial surrender is taken, the accumulated allocation amount is decreased by the same proportion as the accumulated value of the RPA was decreased by that partial surrender. On any
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Appendix C—Benefits No Longer Available
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Contract Anniversary that we deduct an annual administrative charge, the accumulated allocation amount is decreased by the same proportion as the accumulated value of the RPA was decreased by the deduction for the annual administrative charge.
Expiration and Renewal. We will give you at least 45 days’ notice of the expiration date of each RPA and the options available at that time. Renewal of RPA options is currently unavailable.
If RPA options become available at a later date, unless we receive Written Notice before the expiration date to do otherwise, the accumulated value of the expired RPA will be applied to a new RPA on the expiration date. The new RPA will be applied to the same Subaccount and for the same period as the expired RPA (even if the guarantee has changed since the original RPA), subject to the following requirements. The new RPA must be at least $10,000 and the allocation period must not extend beyond the Annuity Date. If the amount of the RPA is less than $10,000 or if the allocation period would extend beyond the Annuity Date, the amount of that RPA will be transferred to the corresponding Subaccount available without the return protection benefit that invests in the same Portfolio as the RP subaccount.
If the same Subaccount and allocation period combination is no longer available for new allocations, the amount of that RPA will be transferred to the corresponding Subaccount available without the return protection benefit that invests in the same Portfolio as the RP subaccount. If that Subaccount is no longer available for new allocations, the accumulated value of the expired RPA will be allocated to the Thrivent Money Market Subaccount.
Additional premiums or Accumulated Value may be allocated or transferred to the new RPA, if available at that time, on its allocation date by giving Written Notice prior to that date. Additional premiums received prior to the allocation date will be allocated to the Thrivent Money Market Subaccount and transferred to the new RPA on its allocation date.
Termination. An RPA automatically terminates on the earlier of its expiration date or the date that death benefits are calculated. You may only terminate an RPA prior to its expiration date if you give us Written Notice or notice by telephone (if you have such authorization). An RPA will terminate on the date the death benefit is calculated at which time the RPA’s accumulated value will be transferred to the corresponding asset allocation Subaccount available without the return protection benefit that invests in the same Portfolio as the RP subaccount. An RPA may be terminated during its first two years, but only by requesting a surrender of the entire accumulated value of the RPA; and surrender charges may apply. An RPA may be terminated more than two years after the date of its allocation by requesting a surrender of the accumulated value of the RPA, for which a surrender charge may apply; or requesting that the RPA’s accumulated value be transferred to another investment option.
Other Restrictions. During the first two years of the RPA allocation period, transfers from the RP subaccount are not permitted. No additional premiums may be made to the RPA once an allocation is in force. However, you may add premium at the expiration date. At least twelve months must pass before an RPA benefit (with the same allocation period) can be re-added, if available at that time, after being discontinued by the owner. An RPA benefit will automatically terminate if the Contract Owner chooses to annuitize the Contract (elects a settlement option).
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THRIVENT VARIABLE ANNUITY ACCOUNT I
Statement of Additional Information
Dated April 30, 2018
For
Flexible Premium Deferred Variable Annuity Contract
Issued by
THRIVENT FINANCIAL FOR LUTHERANS
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-847-4836 E-mail: mail@thrivent.com	625 Fourth Avenue South Minneapolis, MN 55415-1665 Telephone: 800-847-4836 E-mail: mail@thrivent.com
This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus dated April 30, 2018, (the “Prospectus”) for Thrivent Variable Annuity Account I (the “Variable Account”) describing two individual flexible premium deferred variable annuity contracts (the “Contracts”) being offered by Thrivent Financial for Lutherans (“Thrivent Financial”) to persons eligible for membership in Thrivent Financial, along with a Prior Contract which is being replaced by the Contract.
Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, by calling 1-800-847-4836, or by accessing the Securities and Exchange Commission’s Web site at www.sec.gov.
Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.
1

INTRODUCTION
The Contract is issued by Thrivent Financial. Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.
Premiums will be allocated, as designated by the Contract Owner, to one or more Subaccounts of the Variable Account (a separate account of Thrivent Financial), Fixed Period Allocations, or to the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (a “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”), or the external Portfolios listed in the Prospectus. The prospectuses for the Fund that accompany the product Prospectus describe the investment objectives and attendant risks of the Portfolios of the Fund.
Additional Subaccounts (together with the related additional Portfolios) may be added in the future. The Accumulated Value of the Contract and, except to the extent fixed amount annuity payments are elected by the Contract Owner, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to Fixed Period Allocations or the Fixed Account will accumulate at fixed rates of interest declared by Thrivent Financial.
SERVICES
Service Agreements and Other Service Providers
Assurance and audit services are currently provided by PricewaterhouseCoopers LLP, whose address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.
PRINCIPAL UNDERWRITER
Thrivent Investment Management Inc., an indirect subsidiary of Thrivent Financial, acts as the principal underwriter of the Contracts pursuant to a Principal Underwriting Agreement to which Thrivent Financial and the Variable Account are also parties. The Contracts are sold through Thrivent Financial representatives who are licensed by state insurance officials to sell the Contracts. These representatives are also registered representatives of Thrivent Investment Management Inc. The Contracts are offered in all states where Thrivent Financial is authorized to sell variable annuities.
The offering of the Contracts is continuous.
From time to time, Thrivent Financial may offer to exchange old contracts offered by Thrivent Financial, Thrivent Life Insurance Company, AAL or Lutheran Brotherhood for the Contract offered in this Prospectus. No surrender charge will apply upon an exchange of Contracts pursuant to this exchange offer. In addition, as part of the exchange offer, the New Contracts will be deemed to have been issued on the same issue date as the Current Contract for purposes of computing the applicable surrender charge.
Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management retained $0.
2

2017	2016	2015
$73,817,536	$91,906,731	$102,938,348
STANDARD AND POOR’S DISCLAIMER
The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent Financial”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent Financial. Thrivent Financial variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S& P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent Financial variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent Financial variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent Financial with respect to the S& P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent Financial or the Thrivent Financial variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent Financial or the owners of the Thrivent Financial variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent Financial variable insurance products or the timing of the issuance or sale of the Thrivent Financial variable insurance contract or in the determination or calculation of the equation by which a Thrivent Financial variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent Financial variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S& P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT FINANCIAL, OWNERS OF THE THRIVENT FINANCIAL VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY
3

OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT FINANCIAL, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
4

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS
The statutory financial statements of Thrivent Financial for Lutherans as of December 31, 2017 and December 31, 2016 and for each of the three years in the period ended December 31, 2017 and the financial statements of each of the subaccounts of Thrivent Variable Annuity Account I as of December 31, 2017 and for the period then ended and the statement of changes in net assets for the period ended December 31, 2016 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on authority of said firm as experts in auditing and accounting.
5

Independent Auditor’s Report
To the Board of Directors of Thrivent Financial for Lutherans:
We have audited the accompanying statutory financial statements of Thrivent Financial for Lutherans, which comprise the statutory statements of assets, liabilities and surplus as of December 31, 2017 and 2016, and the related statutory statements of operations, surplus and cash flow for each of the three years then ended.
Management's Responsibility for the Statutory Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditor's Responsibility
Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 12 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the years then ended.

Independent Auditor’s Report, continued
Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2018

Thrivent Financial for Lutherans
Statutory-Basis Statements of Assets, Liabilities and Surplus
As of December 31, 2017 and 2016
(in millions)
	2017	2016
Admitted Assets
Bonds	$43,291	$41,908
Stocks	2,141	1,713
Mortgage loans	8,202	7,776
Real estate	59	55
Cash, cash equivalents and short-term investments	1,573	1,731
Contract loans	1,161	1,164
Receivables for securities	49	70
Limited partnerships	3,197	2,920
Other invested assets	204	179
Total cash and invested assets	59,877	57,516
Accrued investment income	432	430
Due premiums and considerations	121	125
Other assets	47	45
Assets held in separate accounts	30,492	26,718
Total Admitted Assets	$90,969	$84,834
Liabilities
Aggregate reserves for life, annuity and health contracts	$45,380	$44,026
Deposit liabilities	3,421	3,272
Contract claims	338	296
Dividends due in following calendar year	320	317
Interest maintenance reserve	491	416
Asset valuation reserve	1,217	1,099
Transfers due from separate account	(582)	(567)
Payable for securities	556	384
Securities lending obligation	365	523
Other liabilities	746	671
Liabilities related to separate accounts	30,448	26,671
Total Liabilities	82,700	77,108
Surplus
Unassigned funds	8,268	7,725
Other surplus	1	1
Total Surplus	8,269	7,726
Total Liabilities and Surplus	$90,969	$84,834
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Operations
For the Years Ended December 31, 2017, 2016 and 2015
(in millions)
	2017	2016	2015
Revenues
Premiums	$5,021	$5,451	$5,500
Considerations for supplementary contracts with life contingencies	113	78	66
Net investment income	2,709	2,768	2,805
Separate account fees	649	580	566
Amortization of interest maintenance reserve	130	118	128
Other revenues	46	48	56
Total Revenues	8,668	9,043	9,121
Benefits and Expenses
Death benefits	1,029	1,005	969
Surrender benefits	2,317	1,928	1,833
Change in reserves	1,441	1,712	1,339
Other benefits	1,504	1,414	1,327
Total benefits	6,291	6,059	5,468
Commissions	270	286	295
General insurance expenses	682	637	587
Fraternal benefits and expenses	180	173	186
Transfers to (from) separate accounts, net	483	902	1,457
Total expenses and net transfers	1,615	1,998	2,525
Total Benefits and Expenses	7,906	8,057	7,993
Gain from Operations before Dividends and Capital Gains and Losses	762	986	1,128
Dividends	319	315	316
Gain from Operations before Capital Gains and Losses	443	671	812
Realized capital gains (losses), net	74	(115)	(42)
Net Income	$ 517	$ 556	$ 770
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Surplus
For the Years Ended December 31, 2017, 2016 and 2015
(in millions)
	2017	2016	2015
Surplus, Beginning of Year	$7,726	$7,127	$6,493
Net income	517	556	770
Change in unrealized investment gains and losses	85	68	(164)
Change in non-admitted assets	(11)	(6)	—
Change in asset valuation reserve	(118)	(99)	(28)
Change in surplus of separate account	(3)	(6)	(20)
Reserve Adjustment	84	—	—
Pension liability adjustment	(11)	86	76
Surplus, End of Year	$8,269	$7,726	$7,127
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2017, 2016 and 2015
(in millions)
	2017	2016	2015
Cash from Operations
Premiums	$ 5,133	$ 5,523	$ 5,569
Net investment income	2,316	2,289	2,303
Other revenues	695	625	616
	8,144	8,437	8,488
Benefit- and loss-related payments	(4,696)	(4,214)	(4,006)
Transfers to separate account, net	(498)	(923)	(1,446)
Commissions and expenses	(1,118)	(1,065)	(1,094)
Dividends	(317)	(311)	(239)
Net Cash from Operations	1,515	1,924	1,703
Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	7,919	6,870	6,405
Stocks	1,027	923	753
Mortgage loans	823	809	921
Other	834	884	864
	10,603	9,486	8,943
Cost of investments acquired or originated:
Bonds	(8,939)	(8,841)	(7,950)
Stocks	(1,189)	(1,008)	(892)
Mortgage loans	(1,253)	(1,034)	(1,101)
Other	(764)	(745)	(486)
	(12,145)	(11,628)	(10,429)
Transactions under mortgage dollar roll program, net	(204)	598	83
Change in net amounts due to/from broker	193	(651)	27
Change in collateral held for securities lending	(158)	138	(26)
Change in contract loans	3	6	20
Net Cash from Investments	(1,708)	(2,051)	(1,382)
Cash from Financing and Miscellaneous Sources
Net deposits (payments) on deposit-type contracts	37	57	(19)
Other	(2)	(7)	3
Net Cash from Financing and Miscellaneous Sources	35	50	(16)
Net Change in Cash, Cash Equivalents and Short-Term Investments	(158)	(77)	305
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	1,731	1,808	1,503
Cash, Cash Equivalents and Short-Term Investments, End of Year	$ 1,573	$ 1,731	$ 1,808
Supplemental information:
Mortgage Loan Refinancing	$ 145	$ 143	$ 158
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements
For the Years Ended December 31, 2017, 2016 and 2015
1. Nature of Operations and Significant Accounting Policies
Nature of Operations
Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance, retirement products, disability income and long-term care insurance, as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members primarily through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as investment funds and trust services, through its subsidiaries and affiliates.
Significant Accounting Policies
The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed by the State of Wisconsin Office of the Commissioner of Insurance.
Use of Estimates
The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates involve those relating to fair values of investments, reserves for life, health and annuity contracts, and pension and other retirement benefit liabilities. Actual results could differ from those estimates.
The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:
Investments
Bonds:  Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by National Association of Insurance Commissioners (“NAIC”) guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the modified scientific method, adjusted to reflect anticipated pre-payment patterns. Interest income is recognized when earned.
Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent Financial sells an MBS to a counterparty and subsequently enters into a commitment to purchase another security at a later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $420 million and $216 million in the mortgage dollar roll program as of December 31, 2017 and 2016, respectively.
Stocks:  Preferred stocks are generally carried at amortized cost. Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries and affiliates are carried on their statutory equity basis.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature of Operations and Significant Accounting Policies, continued
Significant Accounting Policies, continued
Investments, continued
Mortgage loans:  Mortgage loans are generally carried at their unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.
Real estate:  Home office real estate is valued at original cost plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful lives of the properties. Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell.
Cash, cash equivalents and short-term investments:  Included in cash and cash equivalents are demand deposits and highly liquid investments purchased with an original maturity of three months or less, which are carried at amortized cost, and investments in money market mutual funds which are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are investments in commercial paper and agency notes, which are carried at amortized cost.
Contract loans:  Contract loans are generally carried at their aggregate unpaid balances. Policy loans are collateralized by the cash surrender value of the associated insurance contracts.
Limited partnerships:  Limited partnerships consist primarily of equity limited partnerships, which are valued on the underlying audited U.S. generally accepted accounting principles (“GAAP”) equity of the investee. Income is recognized on distributions received that are not in excess of undistributed earnings.
Other invested assets:  Other invested assets consist of derivative instruments, real estate joint ventures and surplus notes. Derivatives are primarily carried at fair value. Real estate joint ventures are valued on the underlying audited equity of the investee. Surplus notes are carried at amortized cost.
Securities lending:  Securities loaned under Thrivent Financial’s securities lending agreement are carried in the Statutory-Basis Statements of Assets, Liabilities and Surplus at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly-rated securities which are included in bonds and cash, cash equivalents and short-term investments on the Statutory-Basis Statements of Assets, Liabilities and Surplus. A liability is also recognized for the amount of the collateral. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent Financial requires a minimum level of collateral to be held for loaned securities.
Offsetting assets and liabilities:  Thrivent Financial presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.
Unrealized investment gains and losses:  Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, and other invested assets and are accounted for as a direct increase or decrease of surplus.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature of Operations and Significant Accounting Policies, continued
Significant Accounting Policies, continued
Investments, continued
Realized capital gains and losses:  Realized capital gains and losses on sales of investments are determined using specific identification for bonds and average cost method for stocks.
Thrivent Financial periodically reviews its security portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is an other-than-temporary impairment. This review includes an evaluation of each security issuer’s creditworthiness, such as its ability to generate operating cash flow and remain current on all debt obligations, as well as any changes in its credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent Financial’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent Financial’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.
The potential need to sell securities that are in an unrealized loss position but which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent Financial has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent Financial decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.
Certain realized capital gains and losses on bonds sold prior to their maturity are transferred to the interest maintenance reserve.
Interest maintenance reserve:  Thrivent Financial is required to maintain an interest maintenance reserve (“IMR”). The IMR is primarily used to defer realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.
Fair value of financial instruments:  In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on that evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets that are accessible. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant value driver inputs that are unobservable.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature of Operations and Significant Accounting Policies, continued
Significant Accounting Policies, continued
Separate Accounts
Separate account assets and liabilities reported in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus represent funds that are separately administered for variable annuity and variable life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits, which include mortality and expense charges, rider fees, and advisor fees, are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices. Separate account liability values are not guaranteed; however, general account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the section Aggregate Reserves for Life, Annuity and Health Contracts.
Aggregate Reserves for Life, Annuity and Health Contracts
Reserves for life insurance contracts are calculated using primarily the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on Contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating.
Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities are computed using the methods and assumptions specified in Actuarial Guideline 43, including assumptions for guaranteed minimum death benefits and living benefits.
Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.
The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent Financial waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
During 2017, Thrivent Financial recorded an adjustment to its reserve for life contracts totaling $84 million. The adjustment corrected an overstatement of the reserve connected with waivers on Term Life products. The adjustment was recorded directly to surplus and the impact on 2016 and 2015 gain from operations was not significant.
Deposit Liabilities
Deposit liabilities have been established on certain annuity and supplemental contracts that do not subject Thrivent Financial to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature of Operations and Significant Accounting Policies, continued
Significant Accounting Policies, continued
Contract Claims Liabilities
Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.
Asset Valuation Reserve
Thrivent Financial is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC. The AVR is intended to protect surplus against potential declines in the value of investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.
Premiums and Considerations
Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are earned pro rata over the terms of the policies.
Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its lodge system where members participate in locally sponsored fraternal activities.
Dividends to Members
Thrivent Financial’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. The majority of life insurance contracts, except for universal life contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most health insurance and annuity contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.
Income Taxes
Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent Financial is generally exempt from taxation; therefore, no provision for income taxes has been recorded.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature of Operations and Significant Accounting Policies, continued
Significant Accounting Policies, continued
New Accounting Guidance
In 2017, Thrivent Financial adopted changes to Statement of Statutory Accounting Principle (SSAP) No. 26 (Bonds, Excluding Loan-backed and Structured Securities) which requires income from bonds with callable features to be split between net investment income and realized gains and losses. The guidance requires additional footnotes disclosures regarding the callable features, number of securities and amounts included in net investment income. The new guidance is applied prospectively. The additional disclosures were added to footnote 2.
Subsequent Events
Thrivent Financial evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 19, 2018, the date the statutory-basis financial statements were available to be issued. There were no subsequent events or transactions which required recognition or disclosure.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments
Bonds
The admitted value and fair value of Thrivent Financial’s investment in bonds are summarized below (in millions).
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2017
U.S. government and agency securities	$ 2,458	$ 72	$ 7	$ 2,523
U.S. state and political subdivision securities	105	42	—	147
Securities issued by foreign governments	107	5	—	112
Corporate debt securities	30,976	2,361	167	33,170
Residential mortgage-backed securities	7,434	79	54	7,459
Commercial mortgage-backed securities	1,786	16	17	1,785
Collateralized debt obligations	3	11	—	14
Other debt obligations	422	3	3	422
Total bonds	$43,291	$2,589	$248	$45,632

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Bonds, continued
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2016
U.S. government and agency securities	$ 2,481	$ 73	$ 7	$ 2,547
U.S. state and political subdivision securities	134	33	—	167
Securities issued by foreign governments	107	7	1	113
Corporate debt securities	29,659	2,047	316	31,390
Residential mortgage-backed securities	7,264	91	56	7,299
Commercial mortgage-backed securities	1,845	16	27	1,834
Collateralized debt obligations	3	8	—	11
Other debt obligations	415	6	3	418
Total bonds	$41,908	$2,281	$410	$43,779
The admitted value of corporate debt securities issued in foreign currencies was $434 million and
$150 million as of December 31, 2017 and 2016, respectively.
The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
	Admitted Value	Fair Value
December 31, 2017
Due in one year or less	$ 2,757	$ 2,801
Due after one year through five years	9,464	9,816
Due after five years through ten years	13,294	13,626
Due after ten years	19,410	21,024
Total	$44,925	$47,267
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions):
	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2017
U.S. government and agency securities	20	$ 873	$ 5	3	$ 55	$ 2
Securities issued by foreign governments	2	24	—	—	—	—
Corporate debt securities	346	3,213	96	201	1,809	71
Residential mortgage-backed securities	80	2,571	15	79	1,767	39
Commercial mortgage-backed securities	52	489	4	46	408	13
Collateralized debt obligations	—	—	—	2	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Bonds, continued
	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Other debt obligations	72	285	2	25	87	1
Total bonds	572	$ 7,455	$122	356	$4,126	$126
December 31, 2016
U.S. government and agency securities	9	$ 345	$ 7	—	$ —	$—
Securities issued by foreign governments	2	24	1	—	—	—
Corporate debt securities	756	6,806	241	123	794	75
Residential mortgage-backed securities	111	4,146	44	34	144	12
Commercial mortgage-backed securities	102	977	27	—	—	—
Collateralized debt obligations	—	—	—	2	—	—
Other debt obligations	44	180	2	11	17	1
Total bonds	1,024	$12,478	$322	170	$ 955	$ 88
Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.
As of December 31, 2017, Thrivent Financial held the following structured notes (in millions) as defined by the NAIC Securities Valuation Office. The structured notes below are included in U.S. government and agency securities. No investments held as of December 31, 2017 are considered mortgage-referenced securities.
CUSIP	Actual Cost	Fair Value	Book/Adjusted Carrying Value
912810QF8	$ 5	$ 7	$ 6
912828B25	25	27	27
912828HN3	15	18	18
912828JE1	62	75	74
912828NM8	27	30	29
912828QV5	81	84	84
912828UH1	27	28	28
	$242	$269	$266
Stocks
The cost and fair value of Thrivent Financial’s investment in stocks as of December 31 are summarized as follows (in millions):
	2017	2016
Unaffiliated preferred stocks:
Cost/statement value	$ 157	125

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Stocks, continued
	2017	2016
Gross unrealized gains	130	12
Gross unrealized losses	(1)	(1)
Fair value	$ 286	136
Unaffiliated common stocks:
Cost	$1,046	1,008
Gross unrealized gains	329	225
Gross unrealized losses	(13)	(22)
Fair value/statement value	$1,362	1,211
Affiliated common stocks and mutual funds:
Cost	$ 532	325
Gross unrealized gains	90	52
Gross unrealized losses	—	—
Fair value/statement value	$ 622	377
Total statement value	$2,141	1,713
The following table shows the fair value and gross unrealized losses by length of time that individual stocks have been in a continuous unrealized loss position (dollars in millions):
	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2017
Stocks	141	$166	$12	3	$2	$2
December 31, 2016
Stocks	165	$204	$22	4	$2	$1
Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.
Mortgage Loans
Thrivent Financial invests in mortgage loans that principally involve commercial real estate consisting of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans as of December 31, 2017 and 2016 was $8.2 billion and $7.8 billion, respectively. There was no allowance for credit losses as of December 31, 2017, 2016 or 2015.
Thrivent Financial requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.
The carrying values of mortgage loans by credit quality as of December 31 were as follows (dollars in millions):

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Mortgage Loans, continued
	2017	2016
In good standing	$8,172	$7,731
In good standing, with restructured terms	26	40
Delinquent	2	—
In process of foreclosure	2	5
Total mortgage loans	$8,202	$7,776

	2017	2016
Loans with interest rates reduced during the year:
Weighted average interest rate reduction	1.2%	1.5%
Total principal	$ 59	$151
Number of loans	79	179
Interest rates for loans issued during the year:
Maximum	6.0%	5.5%
Minimum	2.7%	2.8%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	75%	75%
The age analysis of mortgage loans as of December 31 was as follows (in millions):
	2017	2016
Current	$8,193	$7,766
30 – 59 days past due	2	4
60 – 89 days past due	5	1
90 – 179 days past due	2	—
180+ days past due	—	5
Total mortgage loans	$8,202	$7,776
180+ Days Past Due and Accruing Interest:
Investment	$ —	$ 5
Interest accrued	—	1
90 -179 Days Past Due and Accruing Interest:
Investment	2	—
Interest Accrued	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Mortgage Loans, continued
The distribution of Thrivent Financial’s mortgage loans among various geographic regions of the United States as of December 31 was as follows:
	2017	2016
Geographic Region
Pacific	25%	25%
South Atlantic	19	19
East North Central	9	10
West North Central	14	14
Mountain	13	13
Mid-Atlantic	8	8
West South Central	7	7
Other	5	4
Total	100%	100%
The distribution of Thrivent Financial’s mortgage loans among various property types as of December 31 was as follows:
	2017	2016
Property Type
Industrial	26%	28%
Retail	26	24
Office	18	19
Church	11	11
Apartments	11	10
Other	8	8
Total	100%	100%
Impaired loans
A loan is determined to be impaired when Thrivent Financial considers it probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. At both December 31, 2017 and 2016, Thrivent Financial held impaired loans with a carrying value of $4 million and an unpaid principal balance of $4 million for which there was no related allowance for credit losses recorded.
Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans is recognized upon receipt.
After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring during the year was $0.0 million, $7.0 million and $0.5 million for the years ended December 31, 2017, 2016 and

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Mortgage Loans, continued
Impaired loans, continued
2015, respectively. The average recorded investment in impaired mortgage loans held on December 31, 2017 and 2016 was $2 million and $4 million, respectively. Interest income recognized on impaired mortgage loans totaled $0.1 million during all three years ended December 31, 2017, 2016 and 2015.
In certain circumstances, Thrivent Financial may modify the terms of a loan to maximize the collection of amounts due. During 2017, Thrivent Financial modified no loans under these circumstances. As of December 31, 2017, Thrivent Financial held 2 mortgage loans totaling $2 million where loan modifications had occurred. During 2017, there were no modified mortgage loans with a payment default.
During 2016, Thrivent Financial modified 2 loans totaling $2 million under these circumstances. As of December 31, 2016, Thrivent Financial held 2 mortgage loans totaling $2 million where loan modifications had occurred. During 2016, there were no modified mortgage loans with a payment default.
During 2017, there was one mortgage loan in the amount of $5 million derecognized as a result of foreclosure.
Real Estate
The components of real estate investments as of December 31 were as follows (in millions):
	2017	2016
Home office properties	$ 181	$ 183
Held-for-sale	14	2
Total before accumulated depreciation	195	185
Accumulated depreciation	(136)	(130)
Total real estate	$ 59	$ 55

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Derivative Financial Instruments
Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.
The following table summarizes the carrying values, which primarily equal fair values, included in other invested assets or other liabilities on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent Financial’s derivative financial instruments (in millions):
	Carrying Value	Notional Amount	Realized Gain/(Loss)
As of and for the year ended December 31, 2017
Assets:
Call spread options	$ 38	$339	$ 20
Futures	—	344	(41)
Foreign currency swaps	9	202	3
Covered written call options	—	—	4
Total assets	$ 47	$885	$ (14)
Liabilities:
Call spread options	$ 26	$381	$ (17)
Foreign currency swaps	27	227	2
Total liabilities	$ 53	$608	$ (15)
As of and for the year ended December 31, 2016
Assets:
Call spread options	$ 14	$171	$ (1)
Futures	—	—	(153)
Foreign currency swaps	22	146	4
Total assets	$ 36	$317	$(150)
Liabilities:
Call spread options	$ 10	$178	$ 1
Covered written call options	1	150	2
Foreign currency swaps	2	30	—
Total liabilities	$ 13	$358	$ 3
All gains and losses are reflected in realized capital gains and losses in the statutory-basis financial statements. Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Derivative Financial Instruments, continued
Call Spread Options
Thrivent Financial uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with its fixed indexed annuities. Purchased call spread options are reported at fair value in other invested assets and written call spread options are reported at fair value in other liabilities. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.
Covered Written Call Options
Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that it owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2017, 2016 and 2015, $8 million, $10 million and $12 million, respectively, was received in call premium.
Futures
Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of its variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in other invested assets. Contracts are settled on a daily basis and recognized in realized gains and losses. The futures contracts are valued at fair value at each reporting period, and the change in the fair value is recognized in unrealized gains and losses.
Foreign Currency Swaps
Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Securities Lending
Elements of the securities lending program are presented below as of December 31 (in millions):
	2017	2016
Loaned securities:
Carrying value	$346	$499
Fair value	357	512
Cash collateral reinvested at book and fair value:
Open	$ 45	$ 95
30 days or less	239	317
31 – 60 days	49	53
61 – 90 days	13	4
91 – 120 days	—	—
121 – 180 days	—	5
181 – 365 days	5	10
1 – 2 years	14	—
2 – 3 years	—	—
Greater than 3 years	—	29
Total	$365	$513
Cash collateral liabilities	$365	$523
The maturity dates of the cash collateral liabilities general match the maturity dates of the invested assets.
Pledged and Restricted Assets
Thrivent Financial owns assets which are pledged to others as collateral or are otherwise restricted totaling $430 million and $563 million at December 31, 2017 and 2016, respectively. Total pledged and restricted assets, which primarily include collateral held under futures transactions and securities lending agreements, are less than 1% of total admitted assets. Deposits with state insurance departments were $1 million for both years ended December 31, 2017 and 2016.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Collateral Received
Elements of the securities lending program are presented below as of December 31 (in millions):
	2017	2016
Bonds:
Carrying value	$ 19	$ 52
Fair value	19	52
Short-term Investments:
Carrying value	$ 18	$105
Fair value	18	105
Cash Equivalents
Carrying value	$328	$356
Fair value	328	356
All collateral received is less than one-percent of total admitted assets.
Net Investment Income
Net investment income by type of investment for the years ended December 31 is summarized as follows (in millions):
	2017	2016	2015
Bonds	$1,745	$1,671	$1,702
Preferred stock	7	7	6
Unaffiliated common stocks	21	21	17
Affiliated common stocks	11	3	34
Mortgage loans	391	399	411
Real estate	24	24	23
Contract loans	80	84	85
Cash, cash equivalents and short-term investments	20	13	5
Limited partnerships	450	585	557
Other invested assets	13	11	11
	2,762	2,818	2,851
Investment expenses	(47)	(43)	(39)
Depreciation on real estate	(6)	(7)	(7)
Net investment income	$2,709	$2,768	$2,805
For the year ended December 31, 2017 net investment income on bonds includes $41 million on 82 securities sold or redeemed resulting from a traditional callable feature.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Realized Capital Gains and Losses
Realized capital gains and losses for the years ended December 31 were as follows (in millions):
	2017	2016	2015
Net gains (losses) on sales:
Bonds:
Gross gains	226	$ 200	$ 186
Gross losses	(40)	(91)	(76)
Stocks:
Gross gains	143	116	87
Gross losses	(31)	(48)	(37)
Futures	(41)	(153)	(57)
Other	31	—	(1)
Net (losses) gains on sales	288	24	102
Provisions for losses:
Bonds	(10)	(21)	(19)
Stocks	—	—	—
Other	—	(7)	(2)
Total provisions for losses	(10)	(28)	(21)
Realized capital (losses) gains	278	(4)	81
Transfers to interest maintenance reserve	(204)	(111)	(123)
Realized capital losses, net	$ 74	$(115)	$ (42)
Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $7.0 billion, $5.5 billion and $5.5 billion for the years ended December 31, 2017, 2016 and 2015, respectively.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Realized Capital Gains and Losses, continued
Thrivent Financial recognized other-than-temporary impairments during the year ended
December 31, 2017 on the following loan-backed and structured securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security (in millions):
CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired
05948KVV8	$ 7	$—	$ 7	$ 7
05949AL99	1	—	1	1
05949AZT0	8	—	8	8
07389QAA6	6	—	6	6
863576AC8	3	—	3	3
949837AA6	2	—	2	2
75970OAJ9	3	1	2	2
02660YAX0	3	1	2	2
78477AAA5	3	2	1	1
52522QAN2	1	—	1	1
Total	$37	$ 4	$33	$33

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities
Many of the contracts issued by Thrivent Financial, primarily annuities, do not subject Thrivent Financial to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by their withdrawal characteristics (dollars in millions):
	General Account	Separate Account With Guarantees	Separate Account Without Guarantees	Total	% of Total
December 31, 2017
Subject to discretionary withdrawal:
With market value adjustment	$ —	$338	$ —	$ 338	1%
At book value less a surrender charge of 5% or more	4,963	—	—	4,963	10
At fair value	—	—	28,422	28,422	59
At book value without adjustment	12,911	—	—	12,911	27
Not subject to discretionary withdrawal	1,340	—	59	1,399	3
Total	$19,214	$338	$28,481	$48,033	100%
December 31, 2016
Subject to discretionary withdrawal:
With market value adjustment	$ —	$361	$ —	$ 361	1%
At book value less a surrender charge of 5% or more	4,943	—	—	4,943	11
At fair value	—	—	24,816	24,816	56
At book value without adjustment	12,518	—	—	12,518	29
Not subject to discretionary withdrawal	1,293	—	56	1,349	3
Total	$18,754	$361	$24,872	$43,987	100%
The above policyholder liabilities are recorded as components of the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):
	2017	2016
Aggregate reserves for life, annuity and health contracts	$15,793	$15,482
Deposit liabilities	3,421	3,272
Liabilities related to separate accounts	28,819	25,233
Total	$48,033	$43,987
Thrivent Financial holds premium deficiency reserves (PDR) on its closed block of long-term care insurance policies. The PDR was $567 million and $281 million as of December 31, 2017 and 2016, respectively. During 2017, Thrivent Financial updated the mortality, persistency, expense and net earned rate assumptions used in the determination of the PDR. These updated assumptions were the primary driver of the $286 million increase in PDR for the year ended December 31, 2017.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued
Thrivent Financial has insurance in force as of December 31, 2017 and 2016, totaling $16 billion and
$14 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin. Reserves associated with these policies as of December 31, 2017 and 2016, totaled $71 million and $63 million, respectively.
Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):
	Gross	Net of Loading
December 31, 2017
Ordinary new business	$ 7	$ 4
Ordinary renewal	49	104
Total	$56	$108
December 31, 2016
Ordinary new business	$ 5	$ 2
Ordinary renewal	62	121
Total	$67	$123
4. Separate Accounts
Thrivent Financial administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. Variable life and variable annuity separate accounts of Thrivent Financial are non-guaranteed, while Thrivent Financial’s multi-year guarantee separate account is a non-indexed guarantee account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The following table presents the explicit risk charges paid by separate account contractholders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):
	2017	2016	2015	2014	2013
Risk charge paid	$107	$99	$99	$86	$58
Payments for guaranteed benefits	4	5	4	3	3
The distribution of investments in the separate account assets as of December 31 was as follows:
	2017	2016
Equity funds	59%	56%
Bond funds	20	23
Balanced funds	19	18
Other	2	3
Total separate account assets	100%	100%

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
4. Separate Accounts, continued
The following tables summarize information for the separate accounts as of and for the years ended December 31 (in millions):
	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2017
Reserves:
For accounts with assets at fair value	$338	$29,527	$29,865
By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$338	$ —	$ 338
At fair value	—	29,468	29,468
Not subject to discretionary withdrawal	—	59	59
Total	$338	$29,527	$29,865
December 31, 2016
Reserves:
For accounts with assets at fair value	$361	$25,743	$26,104
By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$361	$ —	$ 361
At fair value	—	25,687	25,687
Not subject to discretionary withdrawal	—	56	56
Total	$361	$25,743	$26,104

	2017	2016	2015
Premiums, considerations and deposits:
Non-indexed guarantee	$ 1	$ 5	$ 2
Non-guaranteed	1,806	1,926	2,505
Total	$1,807	$1,931	$2,507

	2017	2016	2015
Transfers to separate accounts	$ 1,806	$ 1,930	$ 2,504
Transfers from separate accounts	(1,321)	(1,027)	(1,044)
Other items	(2)	(1)	(3)
Transfers to separate accounts, net	$ 483	$ 902	$ 1,457

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
5. Claims Liabilities
Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and health claims, is summarized below (in millions):
	2017	2016
Net balance at January 1	$1,022	$1,006
Incurred related to:
Current year	451	401
Prior years	(35)	(52)
Total incurred	416	349
Paid related to:
Current year	84	68
Prior years	265	265
Total paid	349	333
Net balance at December 31	$1,089	$1,022
Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claims experience.
6. Reinsurance
Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Generally, Thrivent Financial retains a maximum of $3 million of single or joint life coverage for any single mortality risk. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.
Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.
Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):
	2017	2016	2015
Direct premiums	$5,146	$5,570	$5,612
Reinsurance ceded	(125)	(119)	(112)
Net premiums	5,021	$5,451	$5,500
Reinsurance claims recovered	$ 65	$ 50	$ 38

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
6. Reinsurance, continued
Aggregate reserves and contract claims liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as follows (in millions):
	2017	2016
Life insurance	$758	$689
Accident and health	—	1
Total	$758	$690
Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.
Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances. One reinsurer accounts for approximately 52% of the reinsurance recoverable as of December 31, 2017.
Thrivent Financial has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with Actuarial Guideline 48 (Actuarial Opinion and Memorandum Requirements for the Reinsurance of Policies to be Valued Under Sections 6 and 7 of the NAIC Valuation of Life Insurance Policies Model Regulation).
7. Surplus
Thrivent Financial is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. Thrivent Financial exceeds the RBC requirements as of December 31, 2017 and 2016.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
7. Surplus, continued
Unassigned funds were represented or reduced by the following categories and amounts as of December 31 (in millions):
	2017	2016
Unrealized gains and losses	$ 554	$ 425
Non-admitted assets	(115)	(104)
Separate account business	45	48
Asset valuation reserve	(1,217)	(1,099)
8. Fair Value of Financial Instruments
The financial instruments of Thrivent Financial have been classified, for disclosure purposes, into one of three categories based on the evaluation of the amount of observable and unobservable inputs used to determine fair value.
Fair Value Descriptions
Level 1 Financial Instruments
Level 1 financial instruments reported at fair value include certain bonds, unaffiliated common stocks and short-term investments. Bonds and unaffiliated common stocks primarily are valued using quoted prices in active markets. Short-term investments consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.
Level 1 financial instruments not reported at fair value include bonds, which are priced based on quoted market prices, and primarily include U.S. Treasury bonds, cash and certain cash equivalents.
Level 2 Financial Instruments
Level 2 financial instruments reported at fair value include, certain unaffiliated common stocks, short-term investments and assets held in separate accounts. Unaffiliated common stocks are valued based on market quotes where the stocks are not considered actively traded. Short-term investments are valued using significant observable inputs. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.
Level 2 financial instruments not reported at fair value include bonds, unaffiliated preferred stocks, cash equivalents and short-term investments, other invested assets and liabilities related to separate accounts.
Bonds that are priced using a third party pricing vendor primarily include certain corporate debt securities and asset-backed securities. Pricing from a third party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent Financial is unable to obtain a price from a third party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data. Fair values of unaffiliated preferred stocks are based on market quotes where these securities are not considered actively traded.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Fair Value Descriptions, continued
Level 2 Financial Instruments, continued
Cash equivalents and short-term investments includes investments in commercial paper and agency notes. The carrying amounts for these investments approximate their fair values. Other invested assets include investments in surplus notes in which the fair values are based on quoted market prices. The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate their fair values.
Level 3 Financial Instruments
Level 3 financial instruments reported at fair value include other invested assets, which consist of certain derivatives. The fair value is determined using independent broker quotes.
Level 3 financial instruments not reported at fair value include bonds, mortgage loans, contract loans, limited partnerships, real estate, other invested assets, deferred annuities, other deposit contracts and other liabilities.
Level 3 bonds primarily include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 0% to 12% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent Financial may adjust the base discount rate or the modeled price by applying an illiquidity premium of 25 basis points, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.
Limited partnerships include private equity investments. The fair values of these investments are estimated based on assumptions in the absence of observable market data. In determining fair value the following valuation techniques are generally used: most recent capital balance adjusted for current cash flows; internal valuation methodologies designed for specific asset classes, primarily sponsor valuations or net asset value; discounted cash flow models; or applying current market multiples to earnings before interest, taxes, depreciation and amortization (EBITDA).
The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amounts for contract loans approximate their fair values. The fair value of real estate held-for-sale is based on current market price assessments on the properties. Other invested assets primarily include real estate joint ventures. The fair values of real estate joint venture investments are derived using GAAP audited financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Fair Value Descriptions, continued
Level 3 Financial Instruments, continued
The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. The fair values for other liabilities, which consist of certain derivatives, are derived from broker quotes.
Financial Instruments Carried at Fair Value
The fair values of Thrivent Financial’s financial instruments measured and reported at fair value were as follows (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2017
Assets
Bonds	$ 269	$ —	$—	$ 269
Unaffiliated common stocks	1,304	58	—	1,362
Cash, Cash equivalents and short-term investments	106	—	—	106
Other invested assets	—	10	38	48
Assets held in separate accounts	—	30,492	—	30,492
Total	$1,679	$30,560	$ 38	$32,277
Liabilities
Other liabilities	$ —	$ 27	$ 26	$ 53
December 31, 2016
Assets
Bonds	$ 267	$ —	$—	$ 267
Unaffiliated common stocks	1,134	77	—	1,211
Cash, cash equivalents and short-term investments	285	-	—	285
Other invested assets	-	22	14	36
Assets held in separate accounts	-	26,718	—	26,718
Total	$1,686	$26,817	$ 14	$28,517
Liabilities
Other liabilities	$ —	$ 2	$ 10	$ 12

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Financial Instruments Carried at Fair Value, continued
Additional Information on Level 3 Financial Instruments carried at Fair Value
There were no gains or losses recognized in net income during 2017, 2016 or 2015 attributable to the change in unrealized gains and losses related to Level 3 assets still held at December 31, 2017, 2016 or 2015.
The following table shows the changes in fair values for the investments categorized as Level 3 (in millions):
	2017	2016
Assets:
Balance, January 1	$ 14	$ 5
Purchases	20	10
Sales	(10)	(6)
Unrealized gains and losses	14	5
Balance, December 31	$ 38	$14
Liabilities:
Balance, January 1	$ 10	$ 3
Purchases	12	6
Sales	(7)	(3)
Unrealized gains and losses	11	4
Balance, December 31	$ 26	$10
Transfers
During 2017, Thrivent Financial had transfers of $102 million into Level 2 from Level 3 and transfers of $54 million into Level 3 from Level 2 for bonds which are not held at fair value. During 2016, Thrivent Financial had transfers of $261 million into Level 2 from Level 3 and transfers of $97 million into Level 3 from Level 2 for bonds which are not held at fair value. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Valuation Assumptions
The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Fair Value of All Financial Instruments
The carrying values and fair values of all financial instruments are presented below (in millions).
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2017
Financial assets:
Bonds	$43,291	2,311	34,584	8,737	45,632
Unaffiliated preferred stocks	157	—	79	207	286
Unaffiliated common stocks	1,362	1,304	58	—	1,362
Mortgage loans	8,202	—	—	8,611	8,611
Contract loans	1,161	—	—	1,161	1,161
Cash, cash equivalents and short-term investments	1,573	106	1,469	2	1,577
Limited partnerships	3,197	—	—	3,197	3,197
Real estate — held-for-sale	14	—	—	69	69
Assets held in separate accounts	30,492	—	30,492	—	30,492
Other invested assets	204	—	114	116	230
Financial liabilities:
Deferred annuities	13,616	—	—	13,405	13,405
Other deposit contracts	1,065	—	—	1,065	1,065
Other liabilities	53	—	31	26	57
Liabilities related to separate accounts	30,448	—	30,448	—	30,448
December 31, 2016
Financial assets:
Bonds	$41,908	2,409	33,952	7,418	43,779
Unaffiliated preferred stocks	125	—	106	29	135
Unaffiliated common stocks	1,211	1,134	77	—	1,211
Mortgage loans	7,776	—	—	8,179	8,179
Contract loans	1,164	—	—	1,164	1,164
Cash, cash equivalents and short-term investments	1,731	301	1,430	—	1,731
Limited partnerships	2,920	—	—	2,920	2,920
Real estate — held-for-sale	2	—	—	2	2
Assets held in separate accounts	26,718	—	26,718	—	26,718
Other invested assets	179	—	24	179	203
Financial liabilities:
Deferred annuities	13,232	—	—	13,071	13,071
Other deposit contracts	1,123	—	—	1,123	1,123
Other liabilities	13	—	2	10	12
Liabilities related to separate accounts	26,671	—	26,671	—	26,671

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans
Pension and Other Postretirement Benefits
Thrivent Financial has a qualified noncontributory defined benefit retirement plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.
The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):
	Retirement Plan			Other Plans
	2017	2016	2015	2017	2016	2015
Service cost	$ 23	$ 23	$ 23	$ 2	$ 2	$ 2
Interest cost	46	50	48	5	4	5
Expected return on plan assets	(69)	(68)	(69)	—	—	—
Other	18	26	32	6	6	7
Net periodic cost	$ 18	$ 31	$ 34	$ 13	$ 12	$ 14
The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):
	Retirement Plan		Other Plans
	2017	2016	2017	2016
Change in projected benefit obligation:
Benefit obligation, beginning of year	$1,083	$1,111	$111	$109
Service cost	23	23	2	2
Interest cost	46	50	5	4
Actuarial (gain) loss	82	(57)	10	1
Transfers from Defined Contribution Plan	—	—	—	—
Benefits paid	(47)	(44)	(8)	(5)
Benefit obligation, end of year	$1,187	$1,083	$120	$111
Change in plan assets:
Fair value of plan assets, beginning of year	$ 935	$ 892	$—	$—
Actual return on plan assets	127	67	—	—
Employer contribution	20	20	8	5
Transfers from Defined Contribution Plan	—	—	—	—
Benefits paid	(47)	(44)	(8)	(5)
Fair value of plan assets, end of year	$1,035	$ 935	$—	$—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
Pension and Other Postretirement Benefits, continued
The plans’ amounts recognized in the statutory-basis financial statements, funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):
	Retirement Plan		Other Plans
	2017	2016	2017	2016
Funded status:
Accrued benefit costs	$ —	$ —	$(127)	$(122)
Liability for pension benefits	(152)	(148)	7	11
Total unfunded liabilities	(152)	(148)	(120)	(111)
Items not yet recognized:
Net losses (gains)	306	301	(11)	(23)
Net prior service cost	—	(1)	4	12
Accumulated amounts recognized in periodic pension expenses	154	$ 152	(127)	$(122)
Accumulated benefit obligation	$1,137	$1,034	$ 120	$ 111
The unfunded liabilities for the retirement plan and other postretirement plans at December 31, 2017 and 2016, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus.
A summary of the amounts yet to be recognized in the Statutory-Basis Statement of Operations as of December 31 is as follows (in millions):
	Retirement Plan			Other Plans
	Net Prior Service Cost	Net Recognized (Gains) Losses	Total	Net Prior Service Cost	Net Recognized (Gains) Losses	Total
Items not yet recognized, January 1, 2016	$ (2)	$384	$382	$ 19	$ (25)	$ (6)
Net prior service cost recognized	1	—	1	(7)	—	(7)
Net (gain) loss arising during the period	—	(56)	(56)	—	1	1
Net gain (loss) recognized	—	(27)	(27)	—	1	1
Items not yet recognized, December 31, 2016	$ (1)	$301	$300	$ 12	$ (23)	$(11)
Net prior service cost recognized	1	—	1	(8)	—	(8)
Net (gain) loss arising during the period	—	24	24	—	10	10
Net gain (loss) recognized	—	(19)	(19)	—	2	2
Items not yet recognized, December 31, 2017	$—	$306	$306	$ 4	$ (11)	$ (7)

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
Pension and Other Postretirement Benefits, continued
The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):
	Retirement Plan		Other Plans
	2017	2016	2017	2016
Net prior service cost	$—	$ (1)	$ 4	$ 7
Net recognized (gains)/losses	19	19	—	(1)
Pension and Other Postretirement Benefit Factors
Thrivent Financial periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation.
	Retirement Plan		Other Plans
	2017	2016	2017	2016
Weighted average assumptions:
Discount rate	4.30%	4.30%	3.70%	4.30%
Expected return on plan assets	7.50	7.75	N/A	N/A
Rate of compensation increase	3.40	3.40	N/A	N/A
The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 7.80% and 7.70% in 2017 for pre-65 participants and post-65 participants, respectively, trending down to 4.50% in 2027. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage point increase or decrease in the rate would change the 2017 total service and interest cost by $1 million. A one-percentage point increase in the rate would change the postretirement health care benefit obligation by $13 million. A one-percentage point decrease in the rate would change the postretirement health care benefit obligation by $11 million. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy.
Estimated pension benefit payments for the next ten years are as follows: 2018 – $52 million; 2019 – $55 million; 2020 – $58 million; 2021 – $60 million; 2022– $63 million; and 2023 to 2027 – $350 million.
Estimated other post-retirement benefit payments for the next ten years are as follows: 2018 – $7 million; 2019 – $7 million; 2020 – $8 million; 2021 – $8 million; 2022– $9 million; and 2023 to 2027 – $44 million.
The minimum pension contribution required for 2016 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2018.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
Pension and Other Postretirement Benefits, continued
Pension Assets
The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.
The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:
	Target Allocation	Actual Allocation
		2017	2016
Equity securities	60%	66%	61%
Fixed income and other securities	40	34	39
Total	100%	100%	100%
Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future.
The fair values of the defined benefit plan assets by asset category are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2017
Fixed maturity securities:
U.S. government and agency securities	$ 62	$ 3	$—	$ 65
Securities issued by foreign governments	—	1	—	1
Corporate debt securities	—	199	1	200
Residential mortgage-backed securities	—	108	—	108
Commercial mortgage-backed securities	—	7	—	7
Other debt obligations	—	7	—	7
Common stocks	443	8	—	451
Preferred stock	—	—	—	—
Affiliated mutual funds — equity funds	—	106	—	106
Short-term investments	—	120	—	120
Limited partnerships	—	—	61	61
Derivatives	—	—	1	1
Total	$505	$559	$ 63	$1,127

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
Pension and Other Postretirement Benefits, continued
Pension Assets, continued
	Level 1	Level 2	Level 3	Total
December 31, 2016
Fixed maturity securities:
U.S. government and agency securities	$103	$—	$—	$ 103
Securities issued by foreign governments	—	1	—	1
Corporate debt securities	—	172	1	173
Residential mortgage-backed securities	—	104	—	104
Commercial mortgage-backed securities	—	5	—	5
Other debt obligations	—	12	—	12
Common stocks	361	8	—	369
Preferred stock	—	1	—	1
Affiliated mutual funds — equity funds	—	66	—	66
Short-term investments	—	155	—	155
Limited partnerships	—	—	35	35
Derivatives	—	—	—	—
Total	$464	$524	$ 36	$1,024
The fair value of defined benefit plan assets as presented in the table above does not include net accrued liabilities of $92 million and $89 million as of December 31, 2017 and 2016, respectively.
There were no significant transfers of defined benefit plan Level 1 and Level 2 fair value measurements during 2017 or 2016. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
The following table shows the changes in fair values of defined benefit plan assets categorized as Level 3 (in millions):
	Corporate debt securities	Limited Partnerships	Total
Balance, January 1, 2016	$—	$ 19	$ 19
Purchases	1	20	21
Sales	—	(7)	(7)
Transfers into Level 3	—	3	3
Balance, December 31, 2016	$ 1	$ 35	$ 36
Purchases	1	27	28
Unrealized gains and losses	1	8	9
Sales	(1)	(9)	(10)
Transfers into Level 3	—	—	—
Balance, December 31, 2017	$ 2	$ 61	$ 63
Defined Contribution Plans

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
Defined Contribution Plans, continued
Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent Financial will match participant contributions up to 6% of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2017, 2016 and 2015, Thrivent Financial contributed $35 million, $34 million and $32 million, respectively, to these plans.
As of December 31, 2017 and 2016, $86 million and $90 million, respectively, of the assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.
10. Commitments and Contingent Liabilities
Litigation and Other Proceedings
Thrivent Financial is involved in various lawsuits, contractual matters and other contingencies that have arisen from the normal course of business. Thrivent Financial assesses its exposure to these matters periodically and adjusts its provision accordingly. As of December 31, 2017, Thrivent Financial believes adequate provision has been made for any losses that may result from these matters.
Financial Instruments
Thrivent Financial is a party to financial instruments with on- and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent Financial’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.
Commitments to Extend Credit
Thrivent Financial has commitments to extend credit for mortgage loans and other lines of credit of $233 million and $290 million as of December 31, 2017 and 2016, respectively. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $3.5 billion and $2.2 billion as of December 31, 2017 and 2016, respectively.
Financial Guarantees
Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the assets of the third party.
Thrivent Financial has guaranteed that it will maintain the capital and surplus of its insurance and trust affiliates above certain levels required by the primary regulator of each company.
Leases
Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
10. Commitments and Contingent Liabilities, continued
Financial Instruments, continued
Leases, continued
these items totaled $17 million, $14 million and $12 million for each of the years ended December 31, 2017, 2016 and 2015 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2017 were $6 million for operating leases. The future minimum rental payments for the five succeeding years were as follows: 2018 — $6 million; 2019 — $4 million; 2020 — $3 million; 2021 — $2 million; 2022 and thereafter — $0 million.
Leasing is not a significant part of Thrivent Financial’s business activities as lessor.
11. Related Party Transactions
Investments in Subsidiaries and Affiliated Entities
Thrivent Financial’s directly-owned subsidiary, Thrivent Financial Holdings, Inc. (Holdings), is valued in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (SCAs). Annually, Thrivent Financial files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2016 values was completed on May 26, 2017 and Thrivent Financial received a response from the NAIC that did not disallow the valuation method.
As of December 31, 2017 and 2016, the gross and admitted values were $319 million and $261 million, respectively. Of those amounts, $157 million and $156 million, as of December 31, 2017 and 2016, respectively, related to Holdings’ ownership of an insurance entity. The remaining $162 million and $105 million as of December 31, 2017 and 2016, respectively, reflect Holdings’ ownership interest in non-insurance entities.
Other Related Party Transactions
Thrivent Financial also has invested $304 million and $116 million in mutual funds that are part of the Thrivent Financial mutual fund family as of December 31, 2017 and 2016, respectively.
Thrivent Financial provides administrative services on behalf of its subsidiaries in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $79 million, $104 million and $92 million for the years ended December 31, 2017, 2016 and 2015, respectively. The net receivables due from affiliates for the years ended December 31, 2017 and 2016 were $12 million and $15 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.
Thrivent Financial has an agreement with an affiliate who distributes its variable products. Under the terms of the agreement, Thrivent Financial paid commissions, bonuses and other benefits to the affiliate totaling $81 million, $99 million and $111 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Thrivent Financial is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $170 million, $151 million and $150 million for the years ended December 31, 2017, 2016 and 2015, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
12. Basis of Presentation
The preceding statutory-basis financial statements of Thrivent Financial have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from GAAP.
The following describes the more significant statutory accounting policies that are different from GAAP accounting policies.
Bonds and Preferred Stocks
For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.
Acquisition Costs
For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.
Contract Liabilities
For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.
Non-Admitted Assets
For GAAP purposes, certain assets, primarily furniture, equipment and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.
Interest Maintenance Reserve
For GAAP purposes, certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are not deferred and amortized into operating results over the remaining maturity of the sold security.
Asset Valuation Reserve
For GAAP purposes, an asset valuation reserve is not maintained.
Premiums
For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
12. Basis of Presentation, continued
Consolidation
For GAAP purposes, subsidiaries are consolidated into the results of their parent.
Differences between consolidated GAAP financial statements and statutory-basis financial statements as of December 31, 2017 and 2016 and for the three years ended December 31, 2017, have not been quantified but are presumed to be material.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Thrivent Financial for Lutherans and
Contract Owners of Thrivent Variable Annuity Account I
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Annuity Account I, as indicated in Note 1, offered through Flexible Premium Deferred Variable Annuity Contract sponsored by Thrivent Financial for Lutherans, as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, and the statements of changes in net assetsfor each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in Thrivent Variable Annuity Account I as of December 31, 2017, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the management of Thrivent Financial for Lutherans. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in Thrivent Variable Annuity Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to each of the subaccounts in Thrivent Variable Annuity Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 27, 2018
We have served as the auditor of one or more investment companies in THRIVENTVC since 2014.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2017
Subaccount	Investments at fair value	Receivable from Thrivent Financial for annuity reserve adjustment	Total Assets	Payable to Thrivent Financial for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
American Funds IS® Global Growth	$ 40,033	$—	$ 40,033	$—	$ 40,033	$ 40,033	$—	$ 40,033	$ 38,417	1,312
American Funds IS® Growth-Income	$419,170	$—	$419,170	$—	$419,170	$419,170	$—	$419,170	$403,321	8,347
American Funds IS® International	$341,411	$—	$341,411	$—	$341,411	$341,411	$—	$341,411	$333,703	15,726
BlackRock Total Return V.I.	$ 54,356	$—	$ 54,356	$—	$ 54,356	$ 54,356	$—	$ 54,356	$ 54,675	4,564
DFA VA International Small Portfolio	$295,587	$—	$295,587	$—	$295,587	$295,587	$—	$295,587	$296,569	21,023
DFA VA US Targeted Value	$195,844	$—	$195,844	$—	$195,844	$195,844	$—	$195,844	$200,376	9,946
Fidelity® VIP Emerging Markets	$323,776	$—	$323,776	$—	$323,776	$323,776	$—	$323,776	$306,931	26,474
Fidelity® VIP International Capital Appreciation	$ —	$—	$ —	$—	$ —	$ —	$—	$ —	$ —	—
Fidelity® VIP Value	$ 73,567	$—	$ 73,567	$—	$ 73,567	$ 73,567	$—	$ 73,567	$ 72,100	4,497
Janus Henderson Enterprise	$ 64,413	$—	$ 64,413	$—	$ 64,413	$ 64,413	$—	$ 64,413	$ 61,261	912
John Hancock Core Bond Trust	$133,554	$—	$133,554	$—	$133,554	$133,554	$—	$133,554	$135,394	10,258
John Hancock International Equity Index Trust B	$ —	$—	$ —	$—	$ —	$ —	$—	$ —	$ —	—
John Hancock Strategic Income Opportunities Trust	$ 52,594	$—	$ 52,594	$—	$ 52,594	$ 52,594	$—	$ 52,594	$ 53,302	3,845
MFS® VIT II - MFS® Blended Research Core Equity	$ 33,867	$—	$ 33,867	$—	$ 33,867	$ 33,867	$—	$ 33,867	$ 32,309	625
MFS® VIT II - MFS® Corporate Bond	$ 25,057	$—	$ 25,057	$—	$ 25,057	$ 25,057	$—	$ 25,057	$ 24,870	2,153
MFS® VIT III - MFS® Global Real Estate	$ 6,077	$—	$ 6,077	$—	$ 6,077	$ 6,077	$—	$ 6,077	$ 5,857	426
MFS® VIT II - MFS® International Value	$165,059	$—	$165,059	$—	$165,059	$165,059	$—	$165,059	$157,921	5,843
MFS® VIT III - MFS® Mid Cap Value	$349,297	$—	$349,297	$—	$349,297	$349,297	$—	$349,297	$335,068	38,768
MFS® VIT II - MFS® Technology	$ 43,881	$—	$ 43,881	$—	$ 43,881	$ 43,881	$—	$ 43,881	$ 42,096	2,443
MFS® VIT - MFS® Value	$134,789	$—	$134,789	$—	$134,789	$134,789	$—	$134,789	$129,332	6,443
PIMCO VIT Emerging Markets Bond	$ 16,143	$—	$ 16,143	$—	$ 16,143	$ 16,143	$—	$ 16,143	$ 16,245	1,229
PIMCO VIT Global Bond (Unhedged)	$ 61,007	$—	$ 61,007	$—	$ 61,007	$ 61,007	$—	$ 61,007	$ 61,398	4,964
PIMCO VIT Long-Term U.S. Government	$ 11,402	$—	$ 11,402	$—	$ 11,402	$ 11,402	$—	$ 11,402	$ 11,354	931
PIMCO VIT Real Return	$455,218	$—	$455,218	$—	$455,218	$455,218	$—	$455,218	$454,043	36,652
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF ASSETS AND LIABILITIES, continued
Subaccount	Investments at fair value	Receivable from Thrivent Financial for annuity reserve adjustment	Total Assets	Payable to Thrivent Financial for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
Principal Diversified International	$ 31,832	$ —	$ 31,832	$ —	$ 31,832	$ 31,832	$ —	$ 31,832	$ 30,345	1,871
Principal Government & High Quality Bond	$ 48,712	$ —	$ 48,712	$ —	$ 48,712	$ 48,712	$ —	$ 48,712	$ 48,702	4,991
Principal Small Cap	$ 356,468	$ —	$ 356,468	$ —	$ 356,468	$ 356,468	$ —	$ 356,468	$ 336,845	20,846
Templeton Global Bond VIP	$ 191,650	$ —	$ 191,650	$ —	$ 191,650	$ 191,650	$ —	$ 191,650	$ 193,904	11,168
Thrivent Aggressive Allocation	$ 955,296,582	$ 7,048	$ 955,303,630	$ —	$ 955,303,630	$ 954,809,880	$ 493,750	$ 955,303,630	$ 748,573,265	54,570,914
Thrivent Balanced Income Plus	$ 229,150,389	$ 3,920	$ 229,154,309	$ —	$ 229,154,309	$ 228,721,104	$ 433,205	$ 229,154,309	$ 218,620,719	14,910,394
Thrivent Diversified Income Plus	$ 588,826,144	$ 9,160	$ 588,835,304	$ —	$ 588,835,304	$ 587,692,215	$1,143,089	$ 588,835,304	$ 543,227,657	71,562,832
Thrivent Government Bond	$ 158,191,536	$ 3,144	$ 158,194,680	$ —	$ 158,194,680	$ 157,964,564	$ 230,116	$ 158,194,680	$ 158,368,806	14,450,278
Thrivent Growth and Income Plus	$ 84,598,302	$ 1,667	$ 84,599,969	$ —	$ 84,599,969	$ 84,484,861	$ 115,108	$ 84,599,969	$ 77,251,906	7,416,609
Thrivent High Yield	$ 226,127,252	$ —	$ 226,127,252	$ 13,469	$ 226,113,783	$ 225,361,286	$ 752,497	$ 226,113,783	$ 225,792,436	46,582,874
Thrivent Income	$ 227,431,080	$ —	$ 227,431,080	$ 6,105	$ 227,424,975	$ 227,017,884	$ 407,091	$ 227,424,975	$ 225,595,271	22,019,973
Thrivent Large Cap Growth	$ 318,160,110	$ —	$ 318,160,110	$ 18,034	$ 318,142,076	$ 317,104,452	$1,037,624	$ 318,142,076	$ 207,252,818	8,959,960
Thrivent Large Cap Index	$ 599,596,635	$ 13,667	$ 599,610,302	$ —	$ 599,610,302	$ 598,661,469	$ 948,833	$ 599,610,302	$ 457,409,466	16,224,432
Thrivent Large Cap Stock	$ 207,949,429	$ 4,855	$ 207,954,284	$ —	$ 207,954,284	$ 207,226,993	$ 727,291	$ 207,954,284	$ 149,286,911	14,466,649
Thrivent Large Cap Value	$ 200,103,147	$ 13,323	$ 200,116,470	$ —	$ 200,116,470	$ 199,462,497	$ 653,973	$ 200,116,470	$ 144,140,005	10,548,455
Thrivent Limited Maturity Bond	$ 209,161,925	$ —	$ 209,161,925	$ 1,251	$ 209,160,674	$ 208,942,213	$ 218,461	$ 209,160,674	$ 208,701,666	21,199,201
Thrivent Low Volatility Equity	$ 9,485,992	$ —	$ 9,485,992	$ —	$ 9,485,992	$ 9,485,992	$ —	$ 9,485,992	$ 9,125,622	870,817
Thrivent Mid Cap Index	$ 318,004,466	$ 4,857	$ 318,009,323	$ —	$ 318,009,323	$ 317,700,794	$ 308,529	$ 318,009,323	$ 262,315,896	16,749,772
Thrivent Mid Cap Stock	$ 345,515,524	$ —	$ 345,515,524	$ 34,253	$ 345,481,271	$ 344,016,422	$1,464,849	$ 345,481,271	$ 272,680,447	16,597,598
Thrivent Moderate Allocation	$9,081,280,439	$143,210	$9,081,423,649	$ —	$9,081,423,649	$9,072,652,701	$8,770,948	$9,081,423,649	$7,730,539,836	602,742,518
Thrivent Moderately Aggressive Allocation	$5,191,194,415	$121,631	$5,191,316,046	$ —	$5,191,316,046	$5,185,161,055	$6,154,991	$5,191,316,046	$4,194,465,200	316,567,129
Thrivent Moderately Conservative Allocation	$4,778,200,955	$ —	$4,778,200,955	$338,154	$4,777,862,801	$4,773,342,904	$4,519,897	$4,777,862,801	$4,311,907,057	350,909,989
Thrivent Money Market	$ 123,893,858	$ —	$ 123,893,858	$ 268	$ 123,893,590	$ 123,844,055	$ 49,535	$ 123,893,590	$ 123,893,854	123,893,854
Thrivent Multidimensional Income	$ 8,045,063	$ —	$ 8,045,063	$ —	$ 8,045,063	$ 8,045,063	$ —	$ 8,045,063	$ 8,113,791	798,114
Thrivent Opportunity Income Plus	$ 163,192,762	$ 580	$ 163,193,342	$ —	$ 163,193,342	$ 163,013,150	$ 180,192	$ 163,193,342	$ 162,391,686	15,998,350
Thrivent Partner All Cap	$ 79,454,199	$ —	$ 79,454,199	$ 16,728	$ 79,437,471	$ 79,237,645	$ 199,826	$ 79,437,471	$ 61,979,974	5,111,172
Thrivent Partner Emerging Markets Equity	$ 80,850,016	$ 2,505	$ 80,852,521	$ —	$ 80,852,521	$ 80,739,214	$ 113,307	$ 80,852,521	$ 68,494,538	5,599,380
Thrivent Partner Growth Stock	$ 141,740,183	$ 612	$ 141,740,795	$ —	$ 141,740,795	$ 141,527,571	$ 213,224	$ 141,740,795	$ 104,512,610	5,958,098
Thrivent Partner Healthcare	$ 166,185,088	$ 779	$ 166,185,867	$ —	$ 166,185,867	$ 166,123,940	$ 61,927	$ 166,185,867	$ 166,101,268	9,292,908
Thrivent Partner Worldwide Allocation	$ 283,856,933	$ 3,573	$ 283,860,506	$ —	$ 283,860,506	$ 283,461,271	$ 399,235	$ 283,860,506	$ 231,390,116	25,752,266
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF ASSETS AND LIABILITIES, continued
Subaccount	Investments at fair value	Receivable from Thrivent Financial for annuity reserve adjustment	Total Assets	Payable to Thrivent Financial for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
Thrivent Real Estate Securities	$142,037,398	$ 6,230	$142,043,628	$—	$142,043,628	$141,713,447	$330,181	$142,043,628	$116,833,779	5,868,563
Thrivent Small Cap Index	$282,655,542	$ 2,994	$282,658,536	$—	$282,658,536	$282,397,304	$261,232	$282,658,536	$243,530,809	14,724,634
Thrivent Small Cap Stock	$201,960,186	$41,375	$202,001,561	$—	$202,001,561	$201,173,134	$828,427	$202,001,561	$155,569,559	9,613,627
Vanguard® VIF Capital Growth	$ 540,212	$ —	$ 540,212	$—	$ 540,212	$ 540,212	$ —	$ 540,212	$ 505,249	15,382
Vanguard® VIF International	$ 108,404	$ —	$ 108,404	$—	$ 108,404	$ 108,404	$ —	$ 108,404	$ 105,958	3,965
Vanguard® VIF Short-Term Investment-Grade	$ 112,732	$ —	$ 112,732	$—	$ 112,732	$ 112,732	$ —	$ 112,732	$ 112,797	10,615
Vanguard® VIF Small Company Growth	$ 58,206	$ —	$ 58,206	$—	$ 58,206	$ 58,206	$ —	$ 58,206	$ 55,735	2,364
Vanguard® VIF Total Bond Market Index	$ 673,058	$ —	$ 673,058	$—	$ 673,058	$ 673,058	$ —	$ 673,058	$ 672,165	56,798
Vanguard® VIF Total Stock Market Index	$ 636,951	$ —	$ 636,951	$—	$ 636,951	$ 636,951	$ —	$ 636,951	$ 597,556	16,648
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017
Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
American Funds IS® Global Growth	$ 214	$ (37)	$ (32)	$ (11)	$ 134	$ 6	$ —	$ 1,616	$ 1,622
American Funds IS® Growth-Income	$ 5,314	$ (399)	$(349)	$ (7)	$ 4,559	$ 679	$ —	$ 15,849	$ 16,528
American Funds IS® International	$ 3,627	$ (287)	$(251)	$ (7)	$ 3,082	$ 7	$ —	$ 7,708	$ 7,715
BlackRock Total Return V.I.	$ 372	$ (71)	$ (62)	$ —	$ 239	$ —	$ —	$ (319)	$ (319)
DFA VA International Small Portfolio	$ 6,634	$ (239)	$(210)	$ (9)	$ 6,176	$ 6	$ 7,219	$ (982)	$ 6,243
DFA VA US Targeted Value	$ 1,898	$ (147)	$(129)	$ (7)	$ 1,615	$ 4	$ 11,262	$ (4,532)	$ 6,734
Fidelity® VIP Emerging Markets	$ 1,359	$ (263)	$(132)	$ (7)	$ 957	$ 15	$ 258	$ 16,844	$ 17,117
Fidelity® VIP International Capital Appreciation	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Fidelity® VIP Value	$ 726	$ (75)	$ (38)	$ (6)	$ 607	$ 2	$ 1,792	$ 1,467	$ 3,261
Janus Henderson Enterprise	$ —	$ (62)	$ (31)	$ (9)	$ (102)	$ 521	$ —	$ 3,152	$ 3,673
John Hancock Core Bond Trust	$ 1,961	$ (125)	$ (31)	$ (11)	$ 1,794	$ (81)	$ 139	$ (1,841)	$ (1,783)
John Hancock International Equity Index Trust B	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
John Hancock Strategic Income Opportunities Trust	$ 838	$ (49)	$ (12)	$ (7)	$ 770	$ 98	$ —	$ (708)	$ (610)
MFS® VIT II - MFS® Blended Research Core Equity	$ 166	$ (31)	$ (8)	$ (8)	$ 119	$ 2	$ 232	$ 1,559	$ 1,793
MFS® VIT II - MFS® Corporate Bond	$ —	$ (13)	$ (3)	$ —	$ (16)	$ —	$ —	$ 187	$ 187
MFS® VIT III - MFS® Global Real Estate	$ —	$ (12)	$ (3)	$ (3)	$ (18)	$ 137	$ —	$ 220	$ 357
MFS® VIT II - MFS® International Value	$ 350	$ (140)	$ (35)	$ (8)	$ 167	$ 11	$ 22	$ 7,138	$ 7,171
MFS® VIT III - MFS® Mid Cap Value	$ 696	$ (328)	$ (82)	$ (2)	$ 284	$ 11	$ 1,690	$ 14,230	$ 15,931
MFS® VIT II - MFS® Technology	$ —	$ (36)	$ (9)	$ (10)	$ (55)	$ 4	$ 150	$ 1,785	$ 1,939
MFS® VIT - MFS® Value	$ 647	$ (150)	$ (38)	$ (17)	$ 442	$ 299	$ 1,324	$ 5,457	$ 7,080
PIMCO VIT Emerging Markets Bond	$ 174	$ (13)	$ (12)	$ —	$ 149	$ —	$ —	$ (102)	$ (102)
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS, continued
Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
PIMCO VIT Global Bond (Unhedged)	$ 700	$ (51)	$ (45)	$ (12)	$ 592	$ (2)	$ —	$ (391)	$ (393)
PIMCO VIT Long-Term U.S. Government	$ 64	$ (10)	$ (9)	$ —	$ 45	$ —	$ —	$ 49	$ 49
PIMCO VIT Real Return	$ 2,720	$ (362)	$(317)	$ (1)	$ 2,040	$ (2)	$ —	$ 1,175	$ 1,173
Principal Diversified International	$ 538	$ (46)	$ (40)	$ —	$ 452	$ 5	$ —	$ 1,487	$ 1,492
Principal Government & High Quality Bond	$ —	$ (33)	$ (29)	$ —	$ (62)	$ —	$ —	$ 10	$ 10
Principal Small Cap	$ 235	$ (329)	$(288)	$ (7)	$ (389)	$ 38	$ —	$ 19,623	$ 19,661
Templeton Global Bond VIP	$ —	$ (146)	$ (73)	$ —	$ (219)	$ —	$ —	$ (2,254)	$ (2,254)
Thrivent Aggressive Allocation	$ 6,298,804	$ (11,178,917)	$ —	$ —	$ (4,880,113)	$ 13,952,086	$ 4,153,901	$142,363,462	$160,469,449
Thrivent Balanced Income Plus	$ 4,923,875	$ (2,761,299)	$ —	$ —	$ 2,162,576	$ 148,620	$ —	$ 18,031,912	$ 18,180,532
Thrivent Diversified Income Plus	$ 16,300,113	$ (7,003,158)	$ —	$ (1)	$ 9,296,954	$ 3,109,436	$ —	$ 28,126,209	$ 31,235,645
Thrivent Government Bond	$ 3,139,747	$ (2,021,285)	$ —	$ —	$ 1,118,462	$ (90,928)	$ —	$ 1,443,660	$ 1,352,732
Thrivent Growth and Income Plus	$ 1,494,491	$ (1,021,213)	$ —	$ —	$ 473,278	$ 636,231	$ —	$ 8,094,917	$ 8,731,148
Thrivent High Yield	$ 11,503,677	$ (2,722,952)	$ —	$ (18)	$ 8,780,707	$ 22,981	$ —	$ 3,377,140	$ 3,400,121
Thrivent Income	$ 7,041,861	$ (2,710,085)	$ —	$ (8)	$ 4,331,768	$ (21,351)	$ 481,922	$ 5,268,322	$ 5,728,893
Thrivent Large Cap Growth	$ 1,118,889	$ (3,659,203)	$ —	$ —	$ (2,540,314)	$ 10,748,964	$ 83,548	$ 60,356,055	$ 71,188,567
Thrivent Large Cap Index	$ 6,733,949	$ (6,533,192)	$ —	$ (8)	$ 200,749	$ 6,824,966	$ 3,125,867	$ 80,714,400	$ 90,665,233
Thrivent Large Cap Stock	$ 2,457,334	$ (2,434,744)	$ —	$ —	$ 22,590	$ 6,005,062	$ 1,197,217	$ 27,025,007	$ 34,227,286
Thrivent Large Cap Value	$ 2,578,560	$ (2,347,999)	$ —	$ (5)	$ 230,556	$ 6,232,847	$ 5,203,065	$ 16,511,090	$ 27,947,002
Thrivent Limited Maturity Bond	$ 4,041,719	$ (2,620,731)	$ —	$ (10)	$ 1,420,978	$ 152,037	$ —	$ 1,055,795	$ 1,207,832
Thrivent Low Volatility Equity	$ 61,124	$ (42,265)	$ —	$ —	$ 18,859	$ 20,016	$ 39,439	$ 360,370	$ 419,825
Thrivent Mid Cap Index	$ 2,408,546	$ (3,567,055)	$ —	$ —	$ (1,158,509)	$ 2,596,549	$ 8,637,691	$ 27,515,198	$ 38,749,438
Thrivent Mid Cap Stock	$ 1,055,728	$ (3,849,196)	$ —	$ (12)	$ (2,793,480)	$ 6,578,481	$23,796,427	$ 22,275,328	$ 52,650,236
Thrivent Moderate Allocation	$140,403,485	$(108,279,865)	$ —	$(48,465,183)	$(16,341,563)	$149,875,001	$48,326,294	$715,310,809	$913,512,104
Thrivent Moderately Aggressive Allocation	$ 58,391,487	$ (60,901,266)	$ —	$(16,172,004)	$(18,681,783)	$ 87,206,268	$34,080,512	$566,555,992	$687,842,772
Thrivent Moderately Conservative Allocation	$ 81,927,549	$ (57,194,951)	$ —	$(21,063,865)	$ 3,668,733	$ 57,896,850	$42,338,719	$233,340,718	$333,576,287
Thrivent Money Market	$ 693,270	$ (1,870,520)	$ —	$ —	$ (1,177,250)	$ —	$ —	$ —	$ —
Thrivent Multidimensional Income	$ 207,539	$ (38,925)	$ —	$ —	$ 168,614	$ 11,195	$ 2,245	$ (68,728)	$ (55,288)
Thrivent Opportunity Income Plus	$ 4,950,324	$ (1,898,885)	$ —	$ —	$ 3,051,439	$ 66,002	$ —	$ 1,444,521	$ 1,510,523
Thrivent Partner All Cap	$ 356,369	$ (944,742)	$ —	$ (5)	$ (588,378)	$ 1,795,515	$ —	$ 11,277,968	$ 13,073,483
Thrivent Partner Emerging Markets Equity	$ 429,525	$ (835,607)	$ —	$ —	$ (406,082)	$ 751,882	$ —	$ 13,429,174	$ 14,181,056
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS, continued
Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Thrivent Partner Growth Stock	$ 96,985	$ (1,481,465)	$ —	$ (5)	$ (1,384,485)	$ 2,886,622	$ 1,200,239	$ 27,283,871	$ 31,370,732
Thrivent Partner Healthcare	$ 423,701	$ (2,123,828)	$ —	$ (3)	$ (1,700,130)	$ (1,272,423)	$ —	$ 27,712,471	$ 26,440,048
Thrivent Partner Worldwide Allocation	$ 5,047,074	$ (3,060,715)	$ —	$ —	$ 1,986,359	$ 2,748,192	$ —	$ 42,132,008	$ 44,880,200
Thrivent Real Estate Securities	$ 2,264,841	$ (1,800,929)	$ —	$ —	$ 463,912	$ 3,434,804	$ 163,817	$ 2,270,298	$ 5,868,919
Thrivent Small Cap Index	$ 2,051,661	$ (3,144,852)	$ —	$ —	$ (1,093,191)	$ 1,993,187	$13,863,929	$ 13,577,523	$ 29,434,639
Thrivent Small Cap Stock	$ 625,252	$ (2,259,719)	$ —	$ (13)	$ (1,634,480)	$ 4,608,758	$10,563,801	$ 19,224,895	$ 34,397,454
Vanguard® VIF Capital Growth	$ —	$ (499)	$(436)	$ (12)	$ (947)	$ 54	$ —	$ 34,963	$ 35,017
Vanguard® VIF International	$ —	$ (89)	$ (78)	$ (29)	$ (196)	$ 803	$ —	$ 2,446	$ 3,249
Vanguard® VIF Short-Term Investment-Grade	$ —	$ (75)	$ (65)	$ (9)	$ (149)	$ —	$ —	$ (65)	$ (65)
Vanguard® VIF Small Company Growth	$ —	$ (42)	$ (37)	$ (6)	$ (85)	$ 376	$ —	$ 2,471	$ 2,847
Vanguard® VIF Total Bond Market Index	$ —	$ (614)	$(153)	$ (12)	$ (779)	$ (1)	$ —	$ 893	$ 892
Vanguard® VIF Total Stock Market Index	$ —	$ (634)	$(158)	$ (49)	$ (841)	$ 26	$ —	$ 39,395	$ 39,421
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2017
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
American Funds IS® Global Growth	$ 134	$ 6	$ 1,616	$ 1,756	$ 33,438	$ (97)	$—	$—	$ 4,936	$ 38,277	$ 40,033	$—	$ 40,033
American Funds IS® Growth-Income	$4,559	$ 679	$15,849	$21,087	$394,137	$(990)	$—	$—	$ 4,936	$398,083	$419,170	$—	$419,170
American Funds IS® International	$3,082	$ 7	$ 7,708	$10,797	$301,382	$(155)	$—	$—	$29,387	$330,614	$341,411	$—	$341,411
BlackRock Total Return V.I.	$ 239	$ —	$ (319)	$ (80)	$ 44,003	$ (85)	$—	$—	$10,518	$ 54,436	$ 54,356	$—	$ 54,356
DFA VA International Small Portfolio	$6,176	$ 7,225	$ (982)	$12,419	$275,334	$(356)	$—	$—	$ 8,190	$283,168	$295,587	$—	$295,587
DFA VA US Targeted Value	$1,615	$11,266	$ (4,532)	$ 8,349	$176,804	$(187)	$—	$—	$10,878	$187,495	$195,844	$—	$195,844
Fidelity® VIP Emerging Markets	$ 957	$ 273	$16,844	$18,074	$297,435	$(342)	$—	$—	$ 8,609	$305,702	$323,776	$—	$323,776
Fidelity® VIP International Capital Appreciation	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$—	$ —
Fidelity® VIP Value	$ 607	$ 1,794	$ 1,467	$ 3,868	$ 64,816	$ (53)	$—	$—	$ 4,936	$ 69,699	$ 73,567	$—	$ 73,567
Janus Henderson Enterprise	$ (102)	$ 521	$ 3,152	$ 3,571	$ 46,092	$(590)	$—	$—	$15,340	$ 60,842	$ 64,413	$—	$ 64,413
John Hancock Core Bond Trust	$1,794	$ 58	$ (1,841)	$ 11	$133,665	$(143)	$—	$—	$ 21	$133,543	$133,554	$—	$133,554
John Hancock International Equity Index Trust B	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$—	$ —
John Hancock Strategic Income Opportunities Trust	$ 770	$ 98	$ (708)	$ 160	$ 26,599	$(189)	$—	$—	$26,024	$ 52,434	$ 52,594	$—	$ 52,594
MFS® VIT II - MFS® Blended Research Core Equity	$ 119	$ 234	$ 1,559	$ 1,912	$ 32,042	$ (87)	$—	$—	$ —	$ 31,955	$ 33,867	$—	$ 33,867
MFS® VIT II - MFS® Corporate Bond	$ (16)	$ —	$ 187	$ 171	$ 13,403	$ (60)	$—	$—	$11,543	$ 24,886	$ 25,057	$—	$ 25,057
MFS® VIT III - MFS® Global Real Estate	$ (18)	$ 137	$ 220	$ 339	$ 5,001	$(113)	$—	$—	$ 850	$ 5,738	$ 6,077	$—	$ 6,077
MFS® VIT II - MFS® International Value	$ 167	$ 33	$ 7,138	$ 7,338	$157,631	$ 90	$—	$—	$ —	$157,721	$165,059	$—	$165,059
MFS® VIT III - MFS® Mid Cap Value	$ 284	$ 1,701	$14,230	$16,215	$333,482	$(400)	$—	$—	$ —	$333,082	$349,297	$—	$349,297
MFS® VIT II - MFS® Technology	$ (55)	$ 154	$ 1,785	$ 1,884	$ 29,616	$ (73)	$—	$—	$12,454	$ 41,997	$ 43,881	$—	$ 43,881
MFS® VIT - MFS® Value	$ 442	$ 1,623	$ 5,457	$ 7,522	$123,044	$(713)	$—	$—	$ 4,936	$127,267	$134,789	$—	$134,789
PIMCO VIT Emerging Markets Bond	$ 149	$ —	$ (102)	$ 47	$ 8,299	$ (31)	$—	$—	$ 7,828	$ 16,096	$ 16,143	$—	$ 16,143
PIMCO VIT Global Bond (Unhedged)	$ 592	$ (2)	$ (391)	$ 199	$ 46,429	$(201)	$—	$—	$14,580	$ 60,808	$ 61,007	$—	$ 61,007
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS, continued
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
PIMCO VIT Long-Term U.S. Government	$ 45	$ —	$ 49	$ 94	$ 11,299	$ —	$ —	$ —	$ 9	$ 11,308	$ 11,402	$ —	$ 11,402
PIMCO VIT Real Return	$ 2,040	$ (2)	$ 1,175	$ 3,213	$ 445,134	$ (1,140)	$ —	$ —	$ 8,011	$ 452,005	$ 455,218	$ —	$ 455,218
Principal Diversified International	$ 452	$ 5	$ 1,487	$ 1,944	$ 30,001	$ (113)	$ —	$ —	$ —	$ 29,888	$ 31,832	$ —	$ 31,832
Principal Government & High Quality Bond	$ (62)	$ —	$ 10	$ (52)	$ 45,724	$ (48)	$ —	$ —	$ 3,088	$ 48,764	$ 48,712	$ —	$ 48,712
Principal Small Cap	$ (389)	$ 38	$ 19,623	$ 19,272	$ 321,784	$ (498)	$ —	$ —	$ 15,910	$ 337,196	$ 356,468	$ —	$ 356,468
Templeton Global Bond VIP	$ (219)	$ —	$ (2,254)	$ (2,473)	$ 194,228	$ (149)	$ —	$ —	$ 44	$ 194,123	$ 191,650	$ —	$ 191,650
Thrivent Aggressive Allocation	$ (4,880,113)	$ 18,105,987	$142,363,462	$155,589,336	$ 72,466,145	$ (42,178,290)	$(155,546)	$ 2,150	$ 8,119,193	$ 38,253,652	$193,842,988	$ 761,460,642	$ 955,303,630
Thrivent Balanced Income Plus	$ 2,162,576	$ 148,620	$ 18,031,912	$ 20,343,108	$ 16,293,460	$ (11,502,219)	$ (6,798)	$ (21)	$ 16,118,200	$ 20,902,622	$ 41,245,730	$ 187,908,579	$ 229,154,309
Thrivent Diversified Income Plus	$ 9,296,954	$ 3,109,436	$ 28,126,209	$ 40,532,599	$ 48,269,402	$ (35,002,406)	$ (20,787)	$ 3,227	$ 55,397,695	$ 68,647,131	$109,179,730	$ 479,655,574	$ 588,835,304
Thrivent Government Bond	$ 1,118,462	$ (90,928)	$ 1,443,660	$ 2,471,194	$ 12,183,437	$ (10,017,426)	$ (5,813)	$ (917)	$ 2,993,602	$ 5,152,883	$ 7,624,077	$ 150,570,603	$ 158,194,680
Thrivent Growth and Income Plus	$ 473,278	$ 636,231	$ 8,094,917	$ 9,204,426	$ 5,385,845	$ (4,119,466)	$ (4,046)	$ 488	$ (37,140)	$ 1,225,681	$ 10,430,107	$ 74,169,862	$ 84,599,969
Thrivent High Yield	$ 8,780,707	$ 22,981	$ 3,377,140	$ 12,180,828	$ 19,330,065	$ (12,411,677)	$ (9,292)	$ (403)	$ 17,367,471	$ 24,276,164	$ 36,456,992	$ 189,656,791	$ 226,113,783
Thrivent Income	$ 4,331,768	$ 460,571	$ 5,268,322	$ 10,060,661	$ 17,504,119	$ (12,480,547)	$ (6,755)	$ (954)	$ 18,322,084	$ 23,337,947	$ 33,398,608	$ 194,026,367	$ 227,424,975
Thrivent Large Cap Growth	$ (2,540,314)	$ 10,832,512	$ 60,356,055	$ 68,648,253	$ 15,308,706	$ (17,114,063)	$ (11,655)	$ (4,009)	$ (2,356,279)	$ (4,177,300)	$ 64,470,953	$ 253,671,123	$ 318,142,076
Thrivent Large Cap Index	$ 200,749	$ 9,950,833	$ 80,714,400	$ 90,865,982	$ 68,522,861	$ (22,968,568)	$ (19,907)	$ 1,240	$ 67,079,922	$112,615,548	$203,481,530	$ 396,128,772	$ 599,610,302
Thrivent Large Cap Stock	$ 22,590	$ 7,202,279	$ 27,025,007	$ 34,249,876	$ 9,210,097	$ (11,671,023)	$ (7,074)	$ 574	$ (423,394)	$ (2,890,820)	$ 31,359,056	$ 176,595,228	$ 207,954,284
Thrivent Large Cap Value	$ 230,556	$ 11,435,912	$ 16,511,090	$ 28,177,558	$ 11,608,786	$ (12,239,116)	$ (5,218)	$ 2,296	$ (1,949,627)	$ (2,582,879)	$ 25,594,679	$ 174,521,791	$ 200,116,470
Thrivent Limited Maturity Bond	$ 1,420,978	$ 152,037	$ 1,055,795	$ 2,628,810	$ 24,456,017	$ (16,916,720)	$ (5,800)	$ 435	$ (1,205,552)	$ 6,328,380	$ 8,957,190	$ 200,203,484	$ 209,160,674
Thrivent Low Volatility Equity	$ 18,859	$ 59,455	$ 360,370	$ 438,684	$ 2,697,879	$ (370,440)	$ (14)	$ —	$ 6,719,883	$ 9,047,308	$ 9,485,992	$ —	$ 9,485,992
Thrivent Mid Cap Index	$ (1,158,509)	$ 11,234,240	$ 27,515,198	$ 37,590,929	$ 36,207,640	$ (12,367,887)	$ (11,714)	$ 193	$ 33,148,748	$ 56,976,980	$ 94,567,909	$ 223,441,414	$ 318,009,323
Thrivent Mid Cap Stock	$ (2,793,480)	$ 30,374,908	$ 22,275,328	$ 49,856,756	$ 27,853,999	$ (17,387,924)	$ (12,834)	$ (2,960)	$ 16,339,947	$ 26,790,228	$ 76,646,984	$ 268,834,287	$ 345,481,271
Thrivent Moderate Allocation	$(16,341,563)	$198,201,295	$715,310,809	$897,170,541	$393,512,298	$(481,013,202)	$(341,290)	$ (46,146)	$ 62,811,435	$ (25,076,905)	$872,093,636	$8,209,330,013	$9,081,423,649
Thrivent Moderately Aggressive Allocation	$(18,681,783)	$121,286,780	$566,555,992	$669,160,989	$307,438,152	$(237,066,729)	$(403,209)	$ 15,582	$ 13,137,640	$ 83,121,436	$752,282,425	$4,439,033,621	$5,191,316,046
Thrivent Moderately Conservative Allocation	$ 3,668,733	$100,235,569	$233,340,718	$337,245,020	$338,321,619	$(251,623,348)	$(118,848)	$(426,256)	$ 17,890,352	$104,043,519	$441,288,539	$4,336,574,262	$4,777,862,801
Thrivent Money Market	$ (1,177,250)	$ —	$ —	$ (1,177,250)	$ 60,951,191	$ (20,075,296)	$ (6,160)	$ 21	$(70,275,632)	$ (29,405,876)	$ (30,583,126)	$ 154,476,716	$ 123,893,590
Thrivent Multidimensional Income	$ 168,614	$ 13,440	$ (68,728)	$ 113,326	$ 2,775,650	$ (145,963)	$ (31)	$ —	$ 5,302,081	$ 7,931,737	$ 8,045,063	$ —	$ 8,045,063
Thrivent Opportunity Income Plus	$ 3,051,439	$ 66,002	$ 1,444,521	$ 4,561,962	$ 16,801,351	$ (8,810,155)	$ (2,811)	$ 323	$ 22,216,845	$ 30,205,553	$ 34,767,515	$ 128,425,827	$ 163,193,342
Thrivent Partner All Cap	$ (588,378)	$ 1,795,515	$ 11,277,968	$ 12,485,105	$ 4,991,819	$ (4,543,680)	$ (3,747)	$ (2,984)	$ 203,468	$ 644,876	$ 13,129,981	$ 66,307,490	$ 79,437,471
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS, continued
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Thrivent Partner Emerging Markets Equity	$ (406,082)	$ 751,882	$13,429,174	$13,774,974	$ 7,532,901	$ (3,088,399)	$ (3,878)	$ 619	$15,290,373	$19,731,616	$33,506,590	$ 47,345,931	$ 80,852,521
Thrivent Partner Growth Stock	$(1,384,485)	$ 4,086,861	$27,283,871	$29,986,247	$11,781,950	$ (5,392,766)	$ (4,322)	$ 337	$14,681,483	$21,066,682	$51,052,929	$ 90,687,866	$141,740,795
Thrivent Partner Healthcare	$(1,700,130)	$ (1,272,423)	$27,712,471	$24,739,918	$10,575,387	$ (7,629,381)	$(14,197)	$ 280	$ (964,902)	$ 1,967,187	$26,707,105	$139,478,762	$166,185,867
Thrivent Partner Worldwide Allocation	$ 1,986,359	$ 2,748,192	$42,132,008	$46,866,559	$21,400,501	$(13,578,635)	$ (7,835)	$ 580	$29,285,228	$37,099,839	$83,966,398	$199,894,108	$283,860,506
Thrivent Real Estate Securities	$ 463,912	$ 3,598,621	$ 2,270,298	$ 6,332,831	$ 8,193,832	$ (7,545,681)	$ (7,593)	$1,616	$ (1,034,271)	$ (392,097)	$ 5,940,734	$136,102,894	$142,043,628
Thrivent Small Cap Index	$(1,093,191)	$15,857,116	$13,577,523	$28,341,448	$33,891,165	$(10,615,231)	$ (9,998)	$ (863)	$29,458,412	$52,723,485	$81,064,933	$201,593,603	$282,658,536
Thrivent Small Cap Stock	$(1,634,480)	$15,172,559	$19,224,895	$32,762,974	$12,035,484	$(10,751,510)	$ (7,017)	$9,551	$ 4,192,999	$ 5,479,507	$38,242,481	$163,759,080	$202,001,561
Vanguard® VIF Capital Growth	$ (947)	$ 54	$ 34,963	$ 34,070	$ 476,211	$ (614)	$ —	$ —	$ 30,545	$ 506,142	$ 540,212	$ —	$ 540,212
Vanguard® VIF International	$ (196)	$ 803	$ 2,446	$ 3,053	$ 105,931	$ (792)	$ —	$ —	$ 212	$ 105,351	$ 108,404	$ —	$ 108,404
Vanguard® VIF Short-Term Investment-Grade	$ (149)	$ —	$ (65)	$ (214)	$ 63,020	$ (126)	$ —	$ —	$ 50,052	$ 112,946	$ 112,732	$ —	$ 112,732
Vanguard® VIF Small Company Growth	$ (85)	$ 376	$ 2,471	$ 2,762	$ 51,619	$ (583)	$ —	$ —	$ 4,408	$ 55,444	$ 58,206	$ —	$ 58,206
Vanguard® VIF Total Bond Market Index	$ (779)	$ (1)	$ 893	$ 113	$ 669,845	$ (266)	$ —	$ —	$ 3,366	$ 672,945	$ 673,058	$ —	$ 673,058
Vanguard® VIF Total Stock Market Index	$ (841)	$ 26	$ 39,395	$ 38,580	$ 578,722	$ (203)	$ —	$ —	$ 19,852	$ 598,371	$ 636,951	$ —	$ 636,951
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2016
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Thrivent Aggressive Allocation	$ (2,273,725)	$ 41,784,431	$ 22,154,047	$ 61,664,753	$ 62,725,700	$ (32,195,063)	$(147,439)	$ 1,889	$ (9,730,822)	$ 20,654,265	$ 82,319,018	$ 679,141,624	$ 761,460,642
Thrivent Balanced Income Plus	$ 1,915,609	$ 4,513,399	$ 2,270,342	$ 8,699,350	$ 18,005,074	$ (8,723,561)	$ (5,148)	$ 752	$ 28,163,134	$ 37,440,251	$ 46,139,601	$ 141,768,978	$ 187,908,579
Thrivent Diversified Income Plus	$ 9,101,667	$ 1,828,754	$ 12,964,213	$ 23,894,634	$ 41,396,582	$ (25,819,623)	$ (19,601)	$ 2,999	$ 42,538,459	$ 58,098,816	$ 81,993,450	$ 397,662,124	$ 479,655,574
Thrivent Government Bond	$ 515,738	$ 519,155	$ (2,086,738)	$ (1,051,845)	$ 19,795,115	$ (8,351,977)	$ (4,911)	$ 668	$ 28,855,653	$ 40,294,548	$ 39,242,703	$ 111,327,900	$ 150,570,603
Thrivent Growth and Income Plus	$ 626,905	$ 750,620	$ 2,057,779	$ 3,435,304	$ 6,712,685	$ (3,360,595)	$ (3,777)	$ 161	$ 2,815,079	$ 6,163,553	$ 9,598,857	$ 64,571,005	$ 74,169,862
Thrivent High Yield	$ 7,345,599	$ (1,080,392)	$ 11,362,900	$ 17,628,107	$ 14,308,670	$ (9,356,988)	$ (8,943)	$ 409	$ 13,862,010	$ 18,805,158	$ 36,433,265	$ 153,223,526	$ 189,656,791
Thrivent Income	$ 3,686,063	$ (135,202)	$ 2,966,637	$ 6,517,498	$ 20,822,404	$ (10,026,442)	$ (6,596)	$ 900	$ 26,451,879	$ 37,242,145	$ 43,759,643	$ 150,266,724	$ 194,026,367
Thrivent Large Cap Growth	$ (1,808,780)	$ 28,836,604	$ (33,873,024)	$ (6,845,200)	$ 18,737,422	$ (14,214,260)	$ (10,213)	$(13,852)	$ (6,983,032)	$ (2,483,935)	$ (9,329,135)	$ 263,000,258	$ 253,671,123
Thrivent Large Cap Index	$ 1,670,494	$ 5,044,986	$ 25,434,984	$ 32,150,464	$ 58,588,117	$ (13,785,315)	$ (9,972)	$ 8,508	$ 72,295,873	$117,097,211	$149,247,675	$ 246,881,097	$ 396,128,772
Thrivent Large Cap Stock	$ (469)	$ 2,946,735	$ 3,894,459	$ 6,840,725	$ 8,147,391	$ (9,635,477)	$ (7,121)	$ 5,337	$ (8,668,976)	$ (10,158,846)	$ (3,318,121)	$ 179,913,349	$ 176,595,228
Thrivent Large Cap Value	$ 160,938	$ 12,031,540	$ 10,873,613	$ 23,066,091	$ 11,259,436	$ (8,727,828)	$ (4,988)	$ 5,688	$ 8,487,547	$ 11,019,855	$ 34,085,946	$ 140,435,845	$ 174,521,791
Thrivent Limited Maturity Bond	$ 1,133,740	$ (168,509)	$ 1,432,428	$ 2,397,659	$ 25,216,862	$ (14,626,652)	$ (5,471)	$ 249	$ 31,182,109	$ 41,767,097	$ 44,164,756	$ 156,038,728	$ 200,203,484
Thrivent Mid Cap Index	$ (721,691)	$ 9,220,645	$ 22,072,722	$ 30,571,676	$ 31,403,318	$ (7,382,027)	$ (5,774)	$ 2,101	$ 39,355,014	$ 63,372,632	$ 93,944,308	$ 129,497,106	$ 223,441,414
Thrivent Mid Cap Stock	$ (1,976,792)	$ 25,767,261	$ 32,389,202	$ 56,179,671	$ 15,511,469	$ (12,116,071)	$ (11,314)	$ 7,546	$ (1,066,185)	$ 2,325,445	$ 58,505,116	$ 210,329,171	$ 268,834,287
Thrivent Moderate Allocation	$(13,725,044)	$253,697,220	$286,556,985	$526,529,161	$397,356,997	$(377,421,579)	$(333,883)	$ 57,312	$ 68,103,672	$ 87,762,519	$614,291,680	$7,595,038,333	$8,209,330,013
Thrivent Moderately Aggressive Allocation	$ (8,326,427)	$205,320,320	$148,326,862	$345,320,755	$290,923,009	$(186,729,182)	$(385,384)	$ 62,456	$(43,043,405)	$ 60,827,494	$406,148,249	$4,032,885,372	$4,439,033,621
Thrivent Moderately Conservative Allocation	$ (1,469,334)	$ 66,659,712	$145,858,741	$211,049,119	$520,183,832	$(192,666,658)	$(119,611)	$ 24,638	$ 64,785,466	$392,207,667	$603,256,786	$3,733,317,476	$4,336,574,262
Thrivent Money Market	$ (1,712,425)	$ —	$ —	$ (1,712,425)	$ 78,863,227	$ (15,114,800)	$ (6,002)	$ 25	$(17,879,448)	$ 45,863,002	$ 44,150,577	$ 110,326,139	$ 154,476,716
Thrivent Opportunity Income Plus	$ 2,156,811	$ (184,481)	$ 2,460,288	$ 4,432,618	$ 14,877,457	$ (6,267,850)	$ (1,949)	$ 218	$ 30,246,443	$ 38,854,319	$ 43,286,937	$ 85,138,890	$ 128,425,827
Thrivent Partner All Cap	$ (612,459)	$ 3,407,155	$ 160,698	$ 2,955,394	$ 6,307,744	$ (3,033,231)	$ (2,952)	$ 2,976	$ 3,043,713	$ 6,318,250	$ 9,273,644	$ 57,033,846	$ 66,307,490
Thrivent Partner Emerging Markets Equity	$ (129,588)	$ (246,856)	$ 3,873,372	$ 3,496,928	$ 4,632,299	$ (2,439,720)	$ (3,544)	$ (4,541)	$ 6,417,377	$ 8,601,871	$ 12,098,799	$ 35,247,132	$ 47,345,931
Thrivent Partner Growth Stock	$ (1,067,487)	$ 5,255,297	$ (3,181,063)	$ 1,006,747	$ 8,971,281	$ (4,479,212)	$ (2,604)	$ (5,721)	$ 8,491,072	$ 12,974,816	$ 13,981,563	$ 76,706,303	$ 90,687,866
Thrivent Partner Healthcare	$ 4,400,507	$ 3,600,361	$ (36,025,803)	$ (28,024,935)	$ 14,946,141	$ (6,702,711)	$ (10,460)	$ (41)	$ (630,883)	$ 7,602,046	$ (20,422,889)	$ 159,901,651	$ 139,478,762
Thrivent Partner Worldwide Allocation	$ 1,783,487	$ 804,181	$ 1,429,339	$ 4,017,007	$ 15,867,182	$ (10,126,609)	$ (7,115)	$ 2,334	$ 5,898,185	$ 11,633,977	$ 15,650,984	$ 184,243,124	$ 199,894,108
Thrivent Real Estate Securities	$ 221,716	$ 3,087,117	$ 3,260,041	$ 6,568,874	$ 14,051,150	$ (6,176,425)	$ (6,258)	$ (9,438)	$ 8,861,641	$ 16,720,670	$ 23,289,544	$ 112,813,350	$ 136,102,894
Thrivent Small Cap Index	$ (461,073)	$ 10,297,578	$ 25,380,720	$ 35,217,225	$ 26,642,244	$ (6,524,536)	$ (5,257)	$(29,926)	$ 34,939,547	$ 55,022,072	$ 90,239,297	$ 111,354,306	$ 201,593,603
Thrivent Small Cap Stock	$ (1,293,768)	$ 7,586,827	$ 25,671,173	$ 31,964,232	$ 7,909,873	$ (7,986,656)	$ (6,491)	$ 14,372	$ (3,188,826)	$ (3,257,728)	$ 28,706,504	$ 135,052,576	$ 163,759,080
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017
(1) ORGANIZATION
The Thrivent Variable Annuity Account I (the Variable Account), is registered as a unit investment trust under the Investment Company Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account, which commenced operations on October 31, 2002, contains 63 subaccounts as shown below. 29 of the subaccounts invest in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a fund and collectively the Funds.) For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2017, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.
Subaccount	Series
**American Funds IS® Global Growth (b)	American Funds Insurance Series — Global Growth Portfolio
**American Funds IS® Growth-Income (b)	American Funds Insurance Series — Growth-Income Portfolio
**American Funds IS® International (b)	American Funds Insurance Series — International Portfolio
**BlackRock Total Return V.I. (b)	Blackrock Variable Series Funds, Inc.- Total Return Portfolio
**DFA VA International Small Portfolio (b)	Dimensional Instutional Class- International Small Portfolio
**DFA VA US Targeted Value (b)	Dimensional Instutional Class- Targeted Value Portfolio
**Fidelity® VIP Emerging Markets (b)	Fidelity Variable Insurance Products — Emerging Markets Portfolio
**Fidelity® VIP International Capital Appreciation (b)	Fidelity Variable Insurance Products — International Capital Appreciation Portfolio
**Fidelity® VIP Value (b)	Fidelity Variable Insurance Products — Value Portfolio
**Janus Henderson Enterprise (b)	Janus Henderson Institutional Class — Enterprise Portfolio
**John Hancock Core Bond Trust (b)	John Hancock Variable Insurance Trust — Core Bond Trust Portfolio
**John Hancock International Equity Index Trust B (b)	John Hancock Variable Insurance Trust — International Equity Index Trust B Portfolio
**John Hancock Strategic Income Opportunities Trust (b)	John Hancock Variable Insurance Trust — Strategic Income Opportunities Trust Portfolio
**MFS® VIT II — **MFS® Blended Research Core Equity (b)	MFS Initial Class — Blended Research Core Equity Portfolio
**MFS® VIT II — **MFS® Corporate Bond (b)	MFS Initial Class — Corporate Bond Portfolio
**MFS® VIT III — **MFS® Global Real Estate (b)	MFS Initial Class — Global Real Estate Portfolio
**MFS® VIT II — **MFS® International Value (b)	MFS Initial Class — International Value Portfolio

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
Subaccount	Series
**MFS® VIT III — **MFS® Mid Cap Value (b)	MFS Initial Class — Mid Cap Value Portfolio
**MFS® VIT II — **MFS® Technology (b)	MFS Initial Class — Technology Portfolio
**MFS® VIT — **MFS® Value (b)	MFS Initial Class — Value Portfolio
**PIMCO VIT Emerging Markets Bond (b)	PVIT Institutional — Emerging Markets Bond Portfolio
**PIMCO VIT Global Bond (Unhedged) (b)	PVIT Institutional — Global Bond (Unhedged) Portfolio
**PIMCO VIT Long-Term U.S. Government (b)	PVIT Institutional — Long -Term U.S. Goverment Portfolio
**PIMCO VIT Real Return (b)	PVIT Institutional — Real Return Portfolio
**Principal Diversified International (b)	Principal Variable Contracts Funds, Inc. — Diversified International Portfolio
**Principal Government & High Quality Bond (b)	Principal Variable Contracts Funds, Inc. — Government & High Quality Bond Portfolio
**Principal Small Cap (b)	Principal Variable Contracts Funds, Inc. — Small Cap Portfolio
**Templeton Global Bond VIP (b)	Franklin Templeton Variable Insurance Trust — Class I — Global Bond Portfolio
*Thrivent Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
***Thrivent Balanced Income Plus (n)	Thrivent Series Fund, Inc. — Balanced Income Plus Portfolio
***Thrivent Diversified Income Plus	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
*Thrivent Government Bond (a)	Thrivent Series Fund, Inc. — Government Bond
***Thrivent Growth and Income Plus (m)	Thrivent Series Fund, Inc. — Growth and Income Plus Portfolio
***Thrivent High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
***Thrivent Income	Thrivent Series Fund, Inc. — Income Portfolio
***Thrivent Large Cap Growth (i)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
***Thrivent Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
***Thrivent Large Cap Stock (h, j, k, l)	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio
***Thrivent Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
***Thrivent Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
***Thrivent Low Volatility Equity (c)	Thrivent Series Fund, Inc. — Low Volatility Equity Portfolio
***Thrivent Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
***Thrivent Mid Cap Stock (f, g)	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
Subaccount	Series
*Thrivent Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
*Thrivent Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
*Thrivent Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
***Thrivent Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio
***Thrivent Mulitidimensional Income (c)	Thrivent Series Fund, Inc. — Multidimensional Income Portfolio
***Thrivent Opportunity Income Plus (o)	Thrivent Series Fund, Inc. — Opportunity Income Plus Portfolio
***Thrivent Partner All Cap	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
***Thrivent Partner Emerging Markets Equity	Thrivent Series Fund, Inc. — Partner Emerging Markets Equity Portfolio
***Thrivent Partner Growth Stock	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
***Thrivent Partner Healthcare	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
***Thrivent Partner Worldwide Allocation	Thrivent Series Fund, Inc. — Partner Worldwide Allocation Portfolio
***Thrivent Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
***Thrivent Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
***Thrivent Small Cap Stock (d, e)	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
**Vanguard® VIF Capital Growth (b)	Vanguard Variable Insurance Fund — Capital Growth Portfolio
**Vanguard® VIF International (b)	Vanguard Variable Insurance Fund — International Portfolio
**Vanguard® VIF Short-Term Investment-Grade (b)	Vanguard Variable Insurance Fund — Short-Term Investment Grade Portfolio
**Vanguard® VIF Small Company Growth (b)	Vanguard Variable Insurance Fund — Small Company Growth Portfolio
**Vanguard® VIF Total Bond Market Index (b)	Vanguard Variable Insurance Fund — Total Bond Market Index Portfolio
**Vanguard® VIF Total Stock Market Index (b)	Vanguard Variable Insurance Fund — Total Stock Market Index Portfolio

(a)	Formerly known as Bond Index, name change effective August 28, 2017.
(b)	Statement of operations and of changes in net assets for the period June 30, 2017 (commencement of operations) to December 31, 2017.
(c)	Statement of operations and of changes in net assets for the period April 28, 2017 (commencement of operations) to December 31, 2017.
(d)	Partner Small Cap Growth merged into the Small Cap Stock Portfolio as of August 21, 2015.
(e)	Partner Small Cap Value merged into the Small Cap Stock Portfolio as of August 21, 2015.
(f)	Mid Cap Growth merged into the Mid Cap Stock Portfolio as of August 21, 2015.
(g)	Partner Mid Cap Value merged into the Mid Cap Stock Portfolio as of August 21, 2015.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
(h)	Natural Resources merged into the Large Cap Stock Portfolio as of August 21, 2015.
(i)	Partner Technology merged into the Large Cap Growth Portfolio as of August 21, 2015.
(j)	Partner All Cap Value Portfolio merged into the Large Cap Stock Portfolio as of August 16, 2013.
(k)	Partner All Cap Growth Portfolio merged into the Large Cap Stock Portfolio as of August 16, 2013.
(l)	Partner Socially Responsible Stock Portfolio merged into the Large Cap Stock Portfolio as of August 16, 2013.
(m)	Formerly known as Equity Income Plus, name change effective August 16, 2013.
(n)	Formerly known as Balanced, name change effective August 16, 2013.
(o)	Formerly known as Mortgage Securities, name change effective August 16, 2013.
* Available in Thrivent Variable Annuity 2002 Series and 2005 Series only.
** Available in AdvisorFlex Variable Annuity only.
*** Available in Thrivent Variable Annuity 2002 Series, 2005 Series and AdvisorFlex.
The Variable Account is used to fund flexible premium deferred variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the insurance operations of Thrivent Financial.
A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.
(2) SIGNIFICANT ACCOUNTING POLICIES
The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.
Valuation of Investments
The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.
Federal Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued
Annuity Reserves
Annuity reserves, represented as reserves for contracts in annuity payout period in the statement of assets and liabilities, are computed for currently payable contracts according to the 2000 IAM mortality table and the 2012 IAR mortality table. The reserve rate is the maximum Single Premium Immediate Annuity (SPIA) valuation interest rate. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reflected as a payable to Thrivent Financial on the statement of assets and liabilities. If additional reserves are required, a receivable from Thrivent Financial is reflected on the statement of assets and liabilities.
Death Claims
Amounts payable under the contract for death benefits remain invested in the separate accounts until the beneficiaries provide instructions to disburse the benefits.
Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Fair Value of Financial Instruments
In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:
Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.
The fair values for the subaccount's investments are based on the quoted daily net asset values of the Funds in which the subaccounts are invested. These investments have been categorized as Level 2 assets.
Subsequent Events
Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.
(3) EXPENSE CHARGES
Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES - continued
A surrender charge is deducted from the accumulated value of the contract to compensate Thrivent Financial if a contract is surrendered in whole or in part during the first seven years the contract is in force. The surrender charge is 6% during the first Contract Year for the 2002 series and 7% for the 2005 series. This charge decreases by 1% each subsequent contract year. The surrender charge for the AdvisorFlex VA Series is 2% during the first Year from when a premium payment was applied and 1% for the second and third Years. A new surrender schedule is applied to each premium payment. No surrender charge is deducted for surrenders occurring more than 3 years since the premium payment was appplied. For purposes of the surrender charge calculation, up to 10% of a contract's accumulated value may be excluded from the calculation each year. This charge is deducted by redeeming units of the subaccounts of the Variable Account.
A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 1.10% — 2.50% of the average daily net assets of the Variable Account for the 2002 and 2005 series depending on the death benefit option of the contract as shown below. For AdvisorFlex VA series, a daily charge equivalent to an annual rate of 0.40% of the average daily net assets of the Variable Account is deducted for mortality and expense charges. A contract pending payout due to a death claim is charged based on the average daily net assets of the Variable Account and is equal to annual rate of 0.95% for the 2002 and 2005 series. For the AdvisorFlex VA series, this rate is 0.40%. An administrative charge equivalent to an annual rate of 0.75% is charged for contracts that have the return protection allocation (RPA) benefit.*
Mortality and Expense Risk Charge 2002 Series	Current	Maximum
With Basic Death Benefit only	1.10%	1.25%
With Maximum Anniversary Death Benefit (MADB)	1.20	1.35
With Premium Accumulation Death Benefit (PADB)	1.35	1.50
With Earnings Addition Death Benefit (EADB)	1.30	1.45
With MADB and PADB	1.40	1.55
With MADB and EADB	1.35	1.50
With PADB and EADB	1.50	1.65
With MADB, PADB and EADB	1.55	1.70
With Basic Death Benefit & Return Protection Allocation (RPA)	1.85	2.00
With MADB and RPA	1.95	2.10

Mortality and Expense Risk Charge 2005 Series	Years 1-7	After 7 years
With Basic Death Benefit only	1.25%	1.15%
With MADB	1.45	1.35
With PADB	1.65	1.55
With EADB	1.50	1.40
With MADB and PADB	1.75	1.65
With MADB and EADB	1.60	1.50
With PADB and EADB	1.80	1.70
With MADB, PADB and EADB	1.90	1.80
With Basic Death Benefit & RPA	2.00	1.90
With MADB and RPA	2.20	2.10
With GLWB	2.00-2.50	1.90-2.40

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES - continued
Mortality and Expense Risk Charge AdvisorFlex VA Series	Current	Maximum
With Basic Death Benefit only	0.40%	0.50%
With MADB**	0.60%	0.90%
*The current RPA charge is 0.75% except for the 10 year allocation period in the RP Moderately Conservative Allocation which has a current charge of 0.50%.** The MADB charge for AdvisorFlex Variable Annuity is deducted quarterly, beginning three months after the Date of Issue. The MADB charge is deducted from theFixed Account and the Subaccounts of the Variable Account on a pro rata basis.
Fund Facilitation Fees AdvisorFlex Variable Annuity
A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent for expenses assumed from contracts with the Variable Investment Trusts. The charge is based on the average daily net assets of the Variable Account.
Subaccount	Current	Maximum
American Funds IS® Global Growth	0.35%	0.40%
American Funds IS® Growth-Income	0.35%	0.40%
American Funds IS® International	0.35%	0.40%
BlackRock Total Return V.I.	0.35%	0.40%
DFA VA International Small Portfolio	0.35%	0.40%
DFA VA US Targeted Value	0.35%	0.40%
Fidelity VIP Emerging Markets	0.20%	0.40%
Fidelity VIP Intl Capital Appreciation	0.20%	0.40%
Fidelity VIP Value	0.20%	0.40%
Janus Henderson Enterprise	0.20%	0.40%
JHVIT Core Bond Trust	0.10%	0.40%
JHVIT International Equity Index	0.10%	0.40%
JHVIT Strategic Income Opportunities	0.10%	0.40%
MFS VIT II Blended Research Core Equity	0.10%	0.40%
MFS VIT II Corporate Bond	0.10%	0.40%
MFS VIT II International Value	0.10%	0.40%
MFS VIT II Technology	0.10%	0.40%
MFS VIT III Global Real Estate	0.10%	0.40%
MFS VIT III Mid Cap Value	0.10%	0.40%
MFS VIT Value Series	0.10%	0.40%
PIMCO VIT Emerging Markets Bond	0.35%	0.40%
PIMCO VIT Global Bond (Unhedged)	0.35%	0.40%
PIMCO VIT Long-Term U.S. Government	0.35%	0.40%
PIMCO VIT Real Return	0.35%	0.40%
Principal Diversified International	0.35%	0.40%
Principal Government & High Quality Bond	0.35%	0.40%
Principal SmallCap	0.35%	0.40%
Templeton Global Bond VIP	0.20%	0.40%
Vanguard VIF Capital Growth	0.35%	0.40%
Vanguard VIF International	0.35%	0.40%
Vanguard VIF Short-Term Investment-Grade	0.35%	0.40%
Vanguard VIF Small Company Growth	0.35%	0.40%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES - continued
Subaccount	Current	Maximum
Vanguard VIF Total Bond Market Index	0.10%	0.40%
Vanguard VIF Total Stock Market Index	0.10%	0.40%
Additionally, during the year ended December 31, 2017, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund. Additional details of these net asset based charges paid by the Funds can be found in the Fund's annual report.
(4) UNIT ACTIVITY
Transactions (including transfers among subaccounts) for accumulation and death claim units were as follows:
Subaccount	Units Outstanding at January 1, 2016	Units Issued	Units Redeemed	Units Outstanding at December 31, 2016	Units Issued	Units Redeemed	Units Outstanding at December 31, 2017
American Funds IS® Global Growth	—	—	—	—	4,495	(875)	3,620
American Funds IS® Growth-Income	—	—	—	—	40,891	(3,201)	37,690
American Funds IS® International	—	—	—	—	30,726	(15)	30,711
BlackRock Total Return V.I.	—	—	—	—	5,416	(21)	5,395
DFA VA International Small Portfolio	—	—	—	—	27,409	(909)	26,500
DFA VA US Targeted Value	—	—	—	—	18,468	(606)	17,862
Fidelity® VIP Emerging Markets	—	—	—	—	28,034	(581)	27,453
Fidelity® VIP International Capital Appreciation	—	—	—	—	—	—	—
Fidelity® VIP Value	—	—	—	—	7,270	(452)	6,818
Janus Henderson Enterprise	—	—	—	—	8,005	(2,208)	5,797
John Hancock Core Bond Trust	—	—	—	—	17,507	(4,260)	13,247
John Hancock International Equity Index Trust B	—	—	—	—	—	—	—
John Hancock Strategic Income Opportunities Trust	—	—	—	—	8,434	(3,265)	5,169
MFS® VIT II - MFS® Blended Research Core Equity	—	—	—	—	3,924	(870)	3,054
MFS® VIT II - MFS® Corporate Bond	—	—	—	—	2,463	(6)	2,457
MFS® VIT III - MFS® Global Real Estate	—	—	—	—	1,477	(903)	574
MFS® VIT II - MFS® International Value	—	—	—	—	16,019	(906)	15,113
MFS® VIT III - MFS® Mid Cap Value	—	—	—	—	33,001	(339)	32,662
MFS® VIT II - MFS® Technology	—	—	—	—	4,380	(558)	3,822
MFS® VIT - MFS® Value	—	—	—	—	16,196	(3,665)	12,531

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued
Subaccount	Units Outstanding at January 1, 2016	Units Issued	Units Redeemed	Units Outstanding at December 31, 2016	Units Issued	Units Redeemed	Units Outstanding at December 31, 2017
PIMCO VIT Emerging Markets Bond	—	—	—	—	1,566	(3)	1,563
PIMCO VIT Global Bond (Unhedged)	—	—	—	—	7,043	(1,112)	5,931
PIMCO VIT Long-Term U.S. Government	—	—	—	—	1,113	—	1,113
PIMCO VIT Real Return	—	—	—	—	44,743	(112)	44,631
Principal Diversified International	—	—	—	—	2,879	(10)	2,869
Principal Government & High Quality Bond	—	—	—	—	4,862	(5)	4,857
Principal Small Cap	—	—	—	—	33,267	(774)	32,493
Templeton Global Bond VIP	—	—	—	—	19,405	(15)	19,390
Thrivent Aggressive Allocation	39,332,516	8,848,955	(7,595,476)	40,585,995	8,780,781	(6,916,952)	42,449,824
Thrivent Balanced Income Plus	8,169,339	3,802,378	(1,540,745)	10,430,972	3,290,173	(2,113,966)	11,607,179
Thrivent Diversified Income Plus	22,659,249	7,642,546	(4,228,725)	26,073,070	9,156,765	(5,436,881)	29,792,954
Thrivent Government Bond	7,963,460	5,502,834	(2,599,727)	10,866,567	3,458,967	(3,080,784)	11,244,750
Thrivent Growth and Income Plus	5,502,804	1,805,479	(1,303,132)	6,005,151	1,728,474	(1,647,322)	6,086,303
Thrivent High Yield	7,941,578	2,638,637	(1,610,443)	8,969,772	3,059,836	(1,810,483)	10,219,125
Thrivent Income	9,833,763	4,588,424	(2,159,393)	12,262,794	4,046,236	(2,550,229)	13,758,801
Thrivent Large Cap Growth	11,134,957	2,483,580	(2,481,924)	11,136,613	2,101,294	(2,191,622)	11,046,285
Thrivent Large Cap Index	12,190,462	8,253,907	(2,204,567)	18,239,802	8,361,077	(3,237,643)	23,363,236
Thrivent Large Cap Stock	10,252,555	1,548,910	(2,112,832)	9,688,633	1,811,697	(1,895,616)	9,604,714
Thrivent Large Cap Value	7,146,186	2,065,412	(1,378,486)	7,833,112	1,812,645	(1,828,700)	7,817,057
Thrivent Limited Maturity Bond	13,065,554	8,507,398	(4,955,680)	16,617,272	7,337,653	(6,811,034)	17,143,891
Thrivent Low Volatility Equity	—	—	—	—	951,233	(81,929)	869,304
Thrivent Mid Cap Index	5,376,674	3,647,309	(926,616)	8,097,367	3,603,307	(1,431,975)	10,268,699
Thrivent Mid Cap Stock	8,286,438	1,756,251	(1,576,124)	8,466,565	2,917,364	(1,860,753)	9,523,176
Thrivent Moderate Allocation	551,976,630	92,275,591	(90,374,481)	553,877,740	102,151,013	(109,041,332)	546,987,421
Thrivent Moderately Aggressive Allocation	272,279,232	50,582,841	(48,440,978)	274,421,095	51,504,710	(48,866,871)	277,058,934
Thrivent Moderately Conservative Allocation	281,337,865	78,088,307	(47,076,959)	312,349,213	71,580,813	(64,384,759)	319,545,267
Thrivent Money Market	109,060,386	153,670,803	(107,777,417)	154,953,772	114,025,576	(143,696,562)	125,282,786
Thrivent Multidimensional Income	—	—	—	—	895,934	(111,862)	784,072
Thrivent Opportunity Income Plus	6,393,440	4,723,076	(1,901,291)	9,215,225	4,467,661	(2,350,891)	11,331,995
Thrivent Partner All Cap	2,492,049	877,474	(544,009)	2,825,514	656,494	(613,733)	2,868,275
Thrivent Partner Emerging Markets Equity	3,529,028	1,672,898	(895,635)	4,306,291	2,693,440	(1,163,393)	5,836,338
Thrivent Partner Growth Stock	3,016,569	1,503,643	(862,628)	3,657,584	1,539,735	(792,689)	4,404,630
Thrivent Partner Healthcare	7,268,204	2,556,371	(2,175,500)	7,649,075	1,979,166	(1,895,770)	7,732,471
Thrivent Partner Worldwide Allocation	19,554,964	4,636,292	(3,380,857)	20,810,399	6,933,625	(3,561,657)	24,182,367

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued
Subaccount	Units Outstanding at January 1, 2016	Units Issued	Units Redeemed	Units Outstanding at December 31, 2016	Units Issued	Units Redeemed	Units Outstanding at December 31, 2017
Thrivent Real Estate Securities	4,561,413	1,834,594	(1,022,084)	5,373,923	1,341,885	(1,302,863)	5,412,945
Thrivent Small Cap Index	4,573,765	3,207,758	(824,104)	6,957,419	3,388,473	(1,407,845)	8,938,047
Thrivent Small Cap Stock	6,603,747	1,288,830	(1,378,457)	6,514,120	1,827,267	(1,444,992)	6,896,395
Vanguard® VIF Capital Growth	—	—	—	—	48,513	(481)	48,032
Vanguard® VIF International	—	—	—	—	13,672	(4,204)	9,468
Vanguard® VIF Short-Term Investment-Grade	—	—	—	—	11,265	(13)	11,252
Vanguard® VIF Small Company Growth	—	—	—	—	6,918	(1,655)	5,263
Vanguard® VIF Total Bond Market Index	—	—	—	—	66,762	(28)	66,734
Vanguard® VIF Total Stock Market Index	—	—	—	—	57,505	(26)	57,479
(5) PURCHASES AND SALES OF INVESTMENTS
The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2017 were as follows:
Subaccount	Purchases	Sales
American Funds IS® Global Growth	$ 38,575	$ 164
American Funds IS® Growth-Income	437,235	34,592
American Funds IS® International	334,194	497
BlackRock Total Return V.I.	55,005	330
DFA VA International Small Portfolio	297,236	672
DFA VA US Targeted Value	200,762	390
Fidelity® VIP Emerging Markets	307,500	584
Fidelity® VIP International Capital Appreciation	—	—
Fidelity® VIP Value	72,251	153
Janus Henderson Enterprise	81,175	20,435
John Hancock Core Bond Trust	168,963	33,488
John Hancock International Equity Index Trust B	—	—
John Hancock Strategic Income Opportunities Trust	86,429	33,224
MFS® VIT II - MFS® Blended Research Core Equity	32,439	133
MFS® VIT II - MFS® Corporate Bond	24,945	75
MFS® VIT III - MFS® Global Real Estate	15,055	9,336
MFS® VIT II - MFS® International Value	158,332	423
MFS® VIT III - MFS® Mid Cap Value	335,820	764
MFS® VIT II - MFS® Technology	42,210	118
MFS® VIT - MFS® Value	156,311	27,278
PIMCO VIT Emerging Markets Bond	16,299	53
PIMCO VIT Global Bond (Unhedged)	61,700	301
PIMCO VIT Long-Term U.S. Government	11,373	19
PIMCO VIT Real Return	455,732	1,686

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS - continued
Subaccount	Purchases	Sales
Principal Diversified International	30,539	199
Principal Government & High Quality Bond	48,803	102
Principal Small Cap	337,816	1,009
Templeton Global Bond VIP	194,238	334
Thrivent Aggressive Allocation	122,625,289	85,099,998
Thrivent Balanced Income Plus	48,992,484	25,927,265
Thrivent Diversified Income Plus	128,505,083	50,564,224
Thrivent Government Bond	34,761,465	28,489,204
Thrivent Growth and Income Plus	18,235,594	16,537,122
Thrivent High Yield	53,405,400	20,348,128
Thrivent Income	51,636,866	23,484,277
Thrivent Large Cap Growth	32,072,393	38,702,448
Thrivent Large Cap Index	148,323,056	32,382,129
Thrivent Large Cap Stock	26,008,309	27,679,895
Thrivent Large Cap Value	32,162,775	29,314,328
Thrivent Limited Maturity Bond	67,462,235	59,713,314
Thrivent Low Volatility Equity	9,812,087	706,482
Thrivent Mid Cap Index	81,019,896	16,563,927
Thrivent Mid Cap Stock	83,405,151	35,609,017
Thrivent Moderate Allocation	1,132,123,161	1,125,169,187
Thrivent Moderately Aggressive Allocation	597,386,265	498,881,680
Thrivent Moderately Conservative Allocation	731,682,438	581,205,210
Thrivent Money Market	74,308,200	104,891,347
Thrivent Multidimensional Income	9,106,008	1,003,411
Thrivent Opportunity Income Plus	54,075,359	20,818,690
Thrivent Partner All Cap	12,038,322	11,978,841
Thrivent Partner Emerging Markets Equity	27,328,386	8,003,469
Thrivent Partner Growth Stock	35,552,691	14,670,591
Thrivent Partner Healthcare	24,931,556	24,664,779
Thrivent Partner Worldwide Allocation	58,914,924	19,829,306
Thrivent Real Estate Securities	21,975,181	21,741,162
Thrivent Small Cap Index	84,621,033	19,125,947
Thrivent Small Cap Stock	40,214,778	25,815,499
Vanguard® VIF Capital Growth	506,456	1,261
Vanguard® VIF International	152,757	47,601
Vanguard® VIF Short-Term Investment-Grade	113,034	237
Vanguard® VIF Small Company Growth	72,509	17,150
Vanguard® VIF Total Bond Market Index	673,072	906
Vanguard® VIF Total Stock Market Index	598,316	786
(6) FINANCIAL HIGHLIGHTS
A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2017, except as indicated in Note 1, follows:

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2017	2016	2015	2014	2013
American Funds IS® Global Growth
Units (a)	3,620	—	—	—	—
Unit value	$ 11.06	—	—	—	—
Net assets	$ 40,033	—	—	—	—
Ratio of expenses to net assets (b)	0.75%	—%	—%	—%	—%
Investment income ratio (c)	1.14%	—%	—%	—%	—%
Total return (d)	10.58%	—%	—%	—%	—%
American Funds IS® Growth-Income
Units (a)	37,690	—	—	—	—
Unit value	$ 11.12	—	—	—	—
Net assets	$419,170	—	—	—	—
Ratio of expenses to net assets (b)	0.75%	—%	—%	—%	—%
Investment income ratio (c)	2.61%	—%	—%	—%	—%
Total return (d)	11.22%	—%	—%	—%	—%
American Funds IS® International
Units (a)	30,711	—	—	—	—
Unit value	$ 11.12	—	—	—	—
Net assets	$341,411	—	—	—	—
Ratio of expenses to net assets (b)	0.75%	—%	—%	—%	—%
Investment income ratio (c)	2.46%	—%	—%	—%	—%
Total return (d)	11.17%	—%	—%	—%	—%
BlackRock Total Return V.I.
Units (a)	5,395	—	—	—	—
Unit value	$ 10.07	—	—	—	—
Net assets	$ 54,356	—	—	—	—
Ratio of expenses to net assets (b)	0.75%	—%	—%	—%	—%
Investment income ratio (c)	1.04%	—%	—%	—%	—%
Total return (d)	0.70%	—%	—%	—%	—%
DFA VA International Small Portfolio
Units (a)	26,500	—	—	—	—
Unit value	$ 11.15	—	—	—	—
Net assets	$295,587	—	—	—	—
Ratio of expenses to net assets (b)	0.75%	—%	—%	—%	—%
Investment income ratio (c)	5.40%	—%	—%	—%	—%
Total return (d)	11.54%	—%	—%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2017	2016	2015	2014	2013
DFA VA US Targeted Value
Units (a)	17,862	—	—	—	—
Unit value	$ 10.96	—	—	—	—
Net assets	$195,844	—	—	—	—
Ratio of expenses to net assets (b)	0.75%	—%	—%	—%	—%
Investment income ratio (c)	2.51%	—%	—%	—%	—%
Total return (d)	9.64%	—%	—%	—%	—%
Fidelity® VIP Emerging Markets
Units (a)	27,453	—	—	—	—
Unit value	$ 11.79	—	—	—	—
Net assets	$323,776	—	—	—	—
Ratio of expenses to net assets (b)	0.60%	—%	—%	—%	—%
Investment income ratio (c)	1.01%	—%	—%	—%	—%
Total return (d)	17.94%	—%	—%	—%	—%
Fidelity® VIP International Capital Appreciation
Units (a)	—	—	—	—	—
Unit value	$ 11.25	—	—	—	—
Net assets	—	—	—	—	—
Ratio of expenses to net assets (b)	0.60%	—%	—%	—%	—%
Investment income ratio (c)	—%	—%	—%	—%	—%
Total return (d)	12.49%	—%	—%	—%	—%
Fidelity® VIP Value
Units (a)	6,818	—	—	—	—
Unit value	$ 10.79	—	—	—	—
Net assets	$ 73,567	—	—	—	—
Ratio of expenses to net assets (b)	0.60%	—%	—%	—%	—%
Investment income ratio (c)	1.90%	—%	—%	—%	—%
Total return (d)	7.90%	—%	—%	—%	—%
Janus Henderson Enterprise
Units (a)	5,797	—	—	—	—
Unit value	$ 11.11	—	—	—	—
Net assets	$ 64,413	—	—	—	—
Ratio of expenses to net assets (b)	0.60%	—%	—%	—%	—%
Investment income ratio (c)	0.00%	—%	—%	—%	—%
Total return (d)	11.12%	—%	—%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2017	2016	2015	2014	2013
John Hancock Core Bond Trust
Units (a)	13,247	—	—	—	—
Unit value	$ 10.08	—	—	—	—
Net assets	$133,554	—	—	—	—
Ratio of expenses to net assets (b)	0.50%	—%	—%	—%	—%
Investment income ratio (c)	3.08%	—%	—%	—%	—%
Total return (d)	0.82%	—%	—%	—%	—%
John Hancock International Equity Index Trust B
Units (a)	—	—	—	—	—
Unit value	$ 11.06	—	—	—	—
Net assets	—	—	—	—	—
Ratio of expenses to net assets (b)	0.50%	—%	—%	—%	—%
Investment income ratio (c)	—%	—%	—%	—%	—%
Total return (d)	10.59%	—%	—%	—%	—%
John Hancock Strategic Income Opportunities Trust
Units (a)	5,169	—	—	—	—
Unit value	$ 10.17	—	—	—	—
Net assets	$ 52,594	—	—	—	—
Ratio of expenses to net assets (b)	0.50%	—%	—%	—%	—%
Investment income ratio (c)	3.33%	—%	—%	—%	—%
Total return (d)	1.74%	—%	—%	—%	—%
MFS® VIT II - MFS® Blended Research Core Equity
Units (a)	3,054	—	—	—	—
Unit value	$ 11.09	—	—	—	—
Net assets	$ 33,867	—	—	—	—
Ratio of expenses to net assets (b)	0.50%	—%	—%	—%	—%
Investment income ratio (c)	1.04%	—%	—%	—%	—%
Total return (d)	10.88%	—%	—%	—%	—%
MFS® VIT II - MFS® Corporate Bond
Units (a)	2,457	—	—	—	—
Unit value	$ 10.20	—	—	—	—
Net assets	$ 25,057	—	—	—	—
Ratio of expenses to net assets (b)	0.50%	—%	—%	—%	—%
Investment income ratio (c)	0.00%	—%	—%	—%	—%
Total return (d)	1.99%	—%	—%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2017	2016	2015	2014	2013
MFS® VIT III - MFS® Global Real Estate
Units (a)	574	—	—	—	—
Unit value	$ 10.58	—	—	—	—
Net assets	$ 6,077	—	—	—	—
Ratio of expenses to net assets (b)	0.50%	—%	—%	—%	—%
Investment income ratio (c)	0.00%	—%	—%	—%	—%
Total return (d)	5.80%	—%	—%	—%	—%
MFS® VIT II - MFS® International Value
Units (a)	15,113	—	—	—	—
Unit value	$ 10.92	—	—	—	—
Net assets	$165,059	—	—	—	—
Ratio of expenses to net assets (b)	0.50%	—%	—%	—%	—%
Investment income ratio (c)	0.49%	—%	—%	—%	—%
Total return (d)	9.21%	—%	—%	—%	—%
MFS® VIT III - MFS® Mid Cap Value
Units (a)	32,662	—	—	—	—
Unit value	$ 10.69	—	—	—	—
Net assets	$349,297	—	—	—	—
Ratio of expenses to net assets (b)	0.50%	—%	—%	—%	—%
Investment income ratio (c)	0.42%	—%	—%	—%	—%
Total return (d)	6.94%	—%	—%	—%	—%
MFS® VIT II - MFS® Technology
Units (a)	3,822	—	—	—	—
Unit value	$ 11.48	—	—	—	—
Net assets	$ 43,881	—	—	—	—
Ratio of expenses to net assets (b)	0.50%	—%	—%	—%	—%
Investment income ratio (c)	0.00%	—%	—%	—%	—%
Total return (d)	14.81%	—%	—%	—%	—%
MFS® VIT - MFS® Value
Units (a)	12,531	—	—	—	—
Unit value	$ 10.76	—	—	—	—
Net assets	$134,789	—	—	—	—
Ratio of expenses to net assets (b)	0.50%	—%	—%	—%	—%
Investment income ratio (c)	0.85%	—%	—%	—%	—%
Total return (d)	7.57%	—%	—%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2017	2016	2015	2014	2013
PIMCO VIT Emerging Markets Bond
Units (a)	1,563	—	—	—	—
Unit value	$ 10.33	—	—	—	—
Net assets	$ 16,143	—	—	—	—
Ratio of expenses to net assets (b)	0.75%	—%	—%	—%	—%
Investment income ratio (c)	2.54%	—%	—%	—%	—%
Total return (d)	3.30%	—%	—%	—%	—%
PIMCO VIT Global Bond (Unhedged)
Units (a)	5,931	—	—	—	—
Unit value	$ 10.29	—	—	—	—
Net assets	$ 61,007	—	—	—	—
Ratio of expenses to net assets (b)	0.75%	—%	—%	—%	—%
Investment income ratio (c)	2.68%	—%	—%	—%	—%
Total return (d)	2.90%	—%	—%	—%	—%
PIMCO VIT Long-Term U.S. Government
Units (a)	1,113	—	—	—	—
Unit value	$ 10.25	—	—	—	—
Net assets	$ 11,402	—	—	—	—
Ratio of expenses to net assets (b)	0.75%	—%	—%	—%	—%
Investment income ratio (c)	1.19%	—%	—%	—%	—%
Total return (d)	2.46%	—%	—%	—%	—%
PIMCO VIT Real Return
Units (a)	44,631	—	—	—	—
Unit value	$ 10.20	—	—	—	—
Net assets	$455,218	—	—	—	—
Ratio of expenses to net assets (b)	0.75%	—%	—%	—%	—%
Investment income ratio (c)	1.46%	—%	—%	—%	—%
Total return (d)	2.00%	—%	—%	—%	—%
Principal Diversified International
Units (a)	2,869	—	—	—	—
Unit value	$ 11.10	—	—	—	—
Net assets	$ 31,832	—	—	—	—
Ratio of expenses to net assets (b)	0.75%	—%	—%	—%	—%
Investment income ratio (c)	2.32%	—%	—%	—%	—%
Total return (d)	10.97%	—%	—%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2017	2016	2015	2014	2013
Principal Government & High Quality Bond
Units (a)	4,857	—	—	—	—
Unit value	$ 10.03	—	—	—	—
Net assets	$ 48,712	—	—	—	—
Ratio of expenses to net assets (b)	0.75%	— %	— %	— %	— %
Investment income ratio (c)	0.00%	— %	— %	— %	— %
Total return (d)	0.29%	— %	— %	— %	— %
Principal Small Cap
Units (a)	32,493	—	—	—	—
Unit value	$ 10.97	—	—	—	—
Net assets	$ 356,468	—	—	—	—
Ratio of expenses to net assets (b)	0.75%	— %	— %	— %	— %
Investment income ratio (c)	0.14%	— %	— %	— %	— %
Total return (d)	9.71%	— %	— %	— %	— %
Templeton Global Bond VIP
Units (a)	19,390	—	—	—	—
Unit value	$ 9.88	—	—	—	—
Net assets	$ 191,650	—	—	—	—
Ratio of expenses to net assets (b)	0.60%	— %	— %	— %	— %
Investment income ratio (c)	0.00%	— %	— %	— %	— %
Total return (d)	(1.16) %	— %	— %	— %	— %
Thrivent Aggressive Allocation
Units (a)	42,471,311	40,610,746	39,360,784	34,705,838	31,011,997
Unit value	$21.89-$20.86	$18.19-$17.50	$16.67-$16.19	$16.91-$16.58	$16.10-$15.94
Net assets	$ 955,303,630	$ 761,460,642	$ 679,141,624	$ 609,846,743	$ 520,861,375
Ratio of expenses to net assets (b)	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	0.73%	0.98%	1.04%	0.44%	1.24%
Total return (d)	19.23 - 20.37%	8.04 - 9.07%	(2.32) - (1.39)%	4.03 - 5.02%	24.66 - 25.85%
Thrivent Balanced Income Plus
Units (a)	11,625,904	10,447,339	8,187,946	6,364,897	4,644,468
Unit value	$19.27-$17.52	$17.42-$15.98	$16.42-$15.22	$16.60-$15.53	$15.80-$14.92
Net assets	$ 229,154,309	$ 187,908,579	$ 141,768,978	$ 114,282,676	$ 82,754,748
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	2.33%	2.51%	2.13%	1.57%	1.77%
Total return (d)	9.58 - 10.62%	5.05 - 6.05%	(2.02) - (1.09)%	4.08 - 5.07%	15.73 - 16.83%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2017	2016	2015	2014	2013
Thrivent Diversified Income Plus
Units (a)	29,835,295	26,114,301	22,704,027	19,575,417	15,897,654
Unit value	$10.38-$17.70	$17.79-$16.50	$16.77-$15.70	$16.92-$15.99	$16.38-$15.63
Net assets	$ 588,835,304	$ 479,655,574	$ 397,662,124	$ 350,585,574	$ 279,349,023
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	3.03%	3.41%	3.29%	2.95%	2.42%
Total return (d)	3.76 - 7.29%	5.06 - 6.07%	(1.81) - (0.87)%	2.31 - 3.29%	9.08 - 10.12%
Thrivent Government Bond
Units (a)	11,260,032	10,884,186	7,983,036	7,050,452	7,265,722
Unit value	$14.41-$12.80	$14.13-$12.67	$14.06-$12.72	$14.08-$12.86	$13.34-$12.31
Net assets	$ 158,194,680	$ 150,570,603	$ 111,327,900	$ 99,432,230	$ 97,854,638
Ratio of expenses to net assets (b)	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	2.01%	1.67%	1.77%	2.22%	1.95%
Total return (d)	1.03 - 1.99%	(0.42) - 0.53%	(1.10) - (0.16)%	4.52 - 5.52%	(4.30) - (3.39)%
Thrivent Growth and Income Plus
Units (a)	6,094,431	6,014,157	5,512,563	5,493,739	4,226,974
Unit value	$10.62-$13.11	$12.72-$11.72	$12.05-$11.20	$12.26-$11.51	$12.11-$11.47
Net assets	$ 84,599,969	$ 74,169,862	$ 64,571,005	$ 65,777,417	$ 50,235,385
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	1.91%	2.24%	2.12%	2.55%	1.90%
Total return (d)	6.19 - 11.87%	4.62 - 5.62%	(2.68) - (1.75)%	0.29 - 1.24%	18.96 - 20.09%
Thrivent High Yield
Units (a)	10,245,056	8,998,529	7,972,155	7,826,130	7,413,502
Unit value	$10.26-$19.18	$19.59-$18.19	$17.54-$16.44	$18.20-$17.21	$18.02-$17.21
Net assets	$ 226,113,783	$ 189,656,791	$ 153,223,526	$ 158,442,571	$ 151,679,870
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	5.45%	5.68%	5.73%	5.89%	6.29%
Total return (d)	2.64 - 5.45%	10.64 - 11.70%	(4.52) - (3.61)%	0.05 - 1.00%	4.89 - 5.90%
Thrivent Income
Units (a)	13,781,357	12,288,741	9,860,617	9,098,457	9,690,656
Unit value	$10.22-$14.83	$15.81-$14.22	$15.05-$13.66	$15.29-$14.02	$14.47-$13.39
Net assets	$ 227,424,975	$ 194,026,367	$ 150,266,724	$ 142,554,386	$ 144,924,393
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	3.32%	3.42%	3.67%	3.76%	3.76%
Total return (d)	2.16 - 4.29%	4.09 - 5.08%	(2.55) - (1.62)%	4.68 - 5.67%	(1.95) - (1.01)%
Thrivent Large Cap Growth
Units (a)	11,078,482	11,171,905	11,171,197	8,293,487	8,250,477
Unit value	$25.26-$24.42	$19.78-$19.30	$20.27-$19.96	$18.52-$18.42	$16.85-$16.91
Net assets	$ 318,142,076	$ 253,671,123	$ 263,000,258	$ 183,862,092	$ 169,809,383
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	0.39%	0.55%	0.48%	0.64%	0.65%
Total return (d)	26.52 - 27.72%	(3.33) - (2.41)%	8.40 - 9.43%	8.90 - 9.94%	33.58 - 34.85%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2017	2016	2015	2014	2013
Thrivent Large Cap Index
Units (a)	23,392,024	18,270,757	12,217,797	8,021,875	6,597,378
Unit value	$11.10-$22.77	$20.53-$19.10	$18.56-$17.43	$18.53-$17.57	$16.51-$15.81
Net assets	$ 599,610,302	$ 396,128,772	$ 246,881,097	$ 170,084,021	$ 130,068,265
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	1.34%	1.85%	1.36%	1.39%	1.64%
Total return (d)	11.03 - 19.19%	9.58 - 10.63%	(0.79) - 0.16%	11.12 - 12.18%	29.33 - 30.56%
Thrivent Large Cap Stock
Units (a)	9,635,196	9,723,264	10,290,216	8,884,698	9,465,074
Unit value	$10.91-$18.04	$16.16-$15.18	$15.47-$14.67	$15.15-$14.50	$14.53-$14.04
Net assets	$ 207,954,284	$ 176,595,228	$ 179,913,349	$ 156,215,892	$ 161,464,325
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	1.27%	1.27%	1.10%	0.88%	1.09%
Total return (d)	9.11 - 18.88%	3.44 - 4.43%	1.17 - 2.14%	3.31 - 4.29%	27.16 - 28.38%
Thrivent Large Cap Value
Units (a)	7,837,676	7,855,507	7,167,228	7,322,150	7,327,406
Unit value	$11.16-$20.86	$19.54-$18.07	$16.80-$15.68	$17.58-$16.57	$16.28-$15.49
Net assets	$ 200,116,470	$ 174,521,791	$ 140,435,845	$ 152,362,123	$ 143,958,550
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	1.38%	1.36%	1.28%	1.24%	1.48%
Total return (d)	11.57 - 15.44%	15.23 - 16.33%	(5.35) - (4.44)%	6.98 - 8.00%	29.34 - 30.58%
Thrivent Limited Maturity Bond
Units (a)	17,161,227	16,637,185	13,088,771	12,632,763	13,429,268
Unit value	$10.09-$11.15	$12.29-$11.07	$12.06-$10.97	$12.09-$11.10	$12.00-$11.13
Net assets	$ 209,160,674	$ 200,203,484	$ 156,038,728	$ 151,885,236	$ 161,108,829
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	1.98%	1.93%	1.67%	1.71%	1.52%
Total return (d)	0.69 - 0.87%	0.90 - 1.86%	(1.16) - (0.22)%	(0.23) - 0.72%	(1.44) - (0.50)%
Thrivent Low Volatility Equity
Units (a)	869,304	—	—	—	—
Unit value	$10.79-$10.87	—	—	—	—
Net assets	$ 9,485,992	—	—	—	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	— %	— %	— %	— %
Investment income ratio (c)	1.26%	— %	— %	— %	— %
Total return (d)	7.90 - 8.71%	— %	— %	— %	— %
Thrivent Mid Cap Index
Units (a)	10,275,725	8,105,097	5,385,212	3,617,014	3,011,532
Unit value	$10.93-$27.15	$24.23-$23.86	$20.31-$20.19	$21.04-$21.11	$19.44-$19.69
Net assets	$ 318,009,323	$ 223,441,414	$ 129,497,106	$ 95,579,765	$ 77,043,852
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	0.88%	0.87%	0.71%	0.75%	0.88%
Total return (d)	9.31 - 13.80%	18.17 - 19.29%	(4.36) - (3.44)%	7.22 - 8.24%	30.42 - 31.67%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2017	2016	2015	2014	2013
Thrivent Mid Cap Stock
Units (a)	9,555,420	8,501,849	8,317,617	3,090,648	2,927,717
Unit value	$ 11.07-$29.39	$ 24.80-$25.17	$ 19.45-$19.93	$ 19.62-$20.30	$ 17.70-$18.48
Net assets	$ 345,481,271	$ 268,834,287	$ 210,329,171	$ 81,057,534	$ 71,641,709
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	0.35%	0.38%	0.38%	0.31%	0.37%
Total return (d)	10.70 - 16.76%	26.29 - 27.50%	(1.80) - (0.86)%	9.82 - 10.87%	32.95 - 34.22%
Thrivent Moderate Allocation
Units (a)	547,436,729	554,366,789	552,500,989	535,273,466	443,608,142
Unit value	$ 19.06-$13.72	$ 17.04-$12.46	$ 15.79-$11.73	$ 16.03-$12.09	$ 15.29-$14.50
Net assets	$9,081,423,649	$8,209,330,013	$7,595,038,333	$7,480,922,939	$6,081,337,473
Ratio of expenses to net assets (b)	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.20%
Investment income ratio (c)	1.62%	1.69%	1.50%	1.12%	1.51%
Total return (d)	10.17 - 11.89%	6.20 - 7.86%	(3.02) - (1.50)%	3.42 - 4.88%	12.61 - 14.03%
Thrivent Moderately Aggressive Allocation
Units (a)	277,346,557	274,735,344	272,548,650	258,138,864	233,614,583
Unit value	$ 20.55-$13.84	$ 17.76-$12.15	$ 16.27-$11.30	$ 16.55-$11.68	$ 15.75-$11.29
Net assets	$5,191,316,046	$4,439,033,621	$4,032,885,372	$3,876,320,706	$3,364,444,688
Ratio of expenses to net assets (b)	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%
Investment income ratio (c)	1.21%	1.44%	1.28%	0.85%	1.47%
Total return (d)	13.92 - 15.69%	7.51 - 9.19%	(3.20) - (1.69)%	3.43 - 5.05%	18.34 - 20.15%
Thrivent Moderately Conservative Allocation
Units (a)	319,832,160	312,668,711	281,695,417	238,237,660	218,739,380
Unit value	$ 17.00-$15.16	$ 15.67-$14.15	$ 14.75-$13.49	$ 14.96-$13.85	$ 14.34-$13.45
Net assets	$4,777,862,801	$4,336,574,262	$3,733,317,476	$3,277,233,368	$2,939,370,979
Ratio of expenses to net assets (b)	0.95 - 2.20%	0.95 - 2.20%	0.95 - 2.20%	0.95 - 2.20%	0.95 - 2.20%
Investment income ratio (c)	1.79%	1.70%	1.75%	1.54%	1.51%
Total return (d)	7.14 - 8.48%	4.90 - 6.22%	(2.62) - (1.40)%	3.03 - 4.32%	6.65 - 7.99%
Thrivent Money Market
Units (a)	125,287,793	154,959,260	109,066,619	84,334,809	95,314,849
Unit value	$ 1.00-$.92	$ 1.03-$.93	$ 1.04-$.95	$ 1.05-$.97	$ 1.06-$.99
Net assets	$ 123,893,590	$ 154,476,716	$ 110,326,139	$ 86,564,356	$ 99,111,928
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	0.49%	0.00%	0.00%	0.00%	0.00%
Total return (d)	(1.38) - 0.15%	(1.88) - (0.95)%	(1.88) - (0.94)%	(1.88) - (0.95)%	(1.88) - (0.95)%
Thrivent Multidimensional Income
Units (a)	784,072	—	—	—	—
Unit value	$ 10.27-$10.22	—	—	—	—
Net assets	$ 8,045,063	—	—	—	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	— %	— %	— %	— %
Investment income ratio (c)	4.68%	— %	— %	— %	— %
Total return (d)	2.19 - 2.69%	— %	— %	— %	— %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2017	2016	2015	2014	2013
Thrivent Opportunity Income Plus
Units (a)	11,343,977	9,222,863	6,403,158	4,301,771	2,356,594
Unit value	$10.17-$13.27	$14.40-$12.93	$13.67-$12.39	$13.81-$12.63	$13.47-$12.44
Net assets	$ 163,193,342	$ 128,425,827	$ 85,138,890	$ 58,296,529	$ 31,674,441
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	3.39%	3.37%	3.39%	3.45%	2.56%
Total return (d)	1.69 - 2.66%	4.37 - 5.37%	(1.91) - (0.98)%	1.54 - 2.51%	(3.24) - (2.32)%
Thrivent Partner All Cap
Units (a)	2,874,622	2,832,625	2,500,150	1,766,460	1,694,837
Unit value	$10.87-$23.91	$20.16-$20.26	$19.24-$19.52	$18.99-$19.46	$17.08-$17.67
Net assets	$ 79,437,471	$ 66,307,490	$ 57,033,846	$ 41,453,510	$ 36,545,134
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	0.48%	0.27%	0.33%	0.60%	0.75%
Total return (d)	8.69 - 17.99%	3.78 - 4.78%	0.33 - 1.29%	10.15 - 11.20%	30.36 - 31.60%
Thrivent Partner Emerging Markets Equity
Units (a)	5,844,298	4,314,841	3,535,105	3,248,356	2,889,088
Unit value	$10.87-$13.07	$11.33-$10.44	$ 10.25-$9.53	$11.98-$11.24	$12.38-$11.73
Net assets	$ 80,852,521	$ 47,345,931	$ 35,247,132	$ 38,047,865	$ 35,058,481
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	0.67%	1.00%	1.21%	0.96%	1.04%
Total return (d)	8.66 - 25.25%	9.49 - 10.53%	(15.22) - (14.41)%	(4.13) - (3.21)%	(9.09) - (8.22)%
Thrivent Partner Growth Stock
Units (a)	4,410,010	3,663,469	3,023,229	2,173,864	2,072,124
Unit value	$11.16-$28.19	$22.39-$21.50	$22.30-$21.62	$20.35-$19.91	$18.93-$18.70
Net assets	$ 141,740,795	$ 90,687,866	$ 76,706,303	$ 52,554,726	$ 47,690,438
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	0.08%	0.00%	0.00%	0.00%	0.03%
Total return (d)	11.62 - 31.11%	(0.55) - 0.39%	8.57 - 9.61%	6.47 - 7.49%	36.23 - 37.53%
Thrivent Partner Healthcare
Units (a)	7,735,294	7,652,027	7,271,101	3,820,778	2,351,236
Unit value	$ 9.93-$20.34	$18.85-$17.36	$22.65-$21.06	$21.86-$20.52	$17.77-$16.84
Net assets	$ 166,185,867	$ 139,478,762	$ 159,901,651	$ 81,528,759	$ 40,988,150
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	0.26%	4.23%	0.01%	0.00%	0.32%
Total return (d)	(0.70) - 17.18%	(17.59) - (16.80)%	2.64 - 3.62%	21.89 - 23.06%	28.63 - 29.85%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2017	2016	2015	2014	2013
Thrivent Partner Worldwide Allocation
Units (a)	24,216,038	20,847,437	19,596,870	17,110,786	16,231,253
Unit value	$10.83-$11.04	$ 9.86-$9.08	$ 9.63-$8.95	$ 9.80-$9.20	$ 10.45-$9.91
Net assets	$ 283,860,506	$ 199,894,108	$ 184,243,124	$ 164,427,707	$ 167,256,555
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	2.09%	2.21%	2.50%	2.05%	0.03%
Total return (d)	8.28 - 21.52%	1.40 - 2.37%	(2.65) - (1.72)%	(7.13) - (6.25)%	14.12 - 15.21%
Thrivent Real Estate Securities
Units (a)	5,421,413	5,382,312	4,570,983	3,863,154	3,540,513
Unit value	$10.32-$21.04	$20.79-$20.24	$19.53-$19.19	$19.19-$19.03	$14.81-$14.83
Net assets	$ 142,043,628	$ 136,102,894	$ 112,813,350	$ 98,635,067	$ 72,783,484
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	1.62%	1.46%	1.46%	1.43%	1.43%
Total return (d)	3.23 - 3.97%	5.48 - 6.48%	0.81 - 1.77%	28.36 - 29.59%	0.26 - 1.22%
Thrivent Small Cap Index
Units (a)	8,943,712	6,963,619	4,579,807	3,194,457	2,695,035
Unit value	$10.98-$27.36	$24.67-$24.65	$19.75-$19.92	$20.38-$20.75	$19.52-$20.07
Net assets	$ 282,658,536	$ 201,593,603	$ 111,354,306	$ 85,196,426	$ 72,460,986
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	0.85%	0.97%	0.78%	0.74%	1.21%
Total return (d)	9.84 - 11.01%	23.75 - 24.93%	(4.01) - (3.10)%	3.38 - 4.37%	38.18 - 39.50%
Thrivent Small Cap Stock
Units (a)	6,917,097	6,536,710	6,622,749	2,351,890	2,460,545
Unit value	$11.17-$22.57	$19.21-$18.98	$15.40-$15.36	$16.05-$16.16	$15.47-$15.72
Net assets	$ 202,001,561	$ 163,759,080	$ 135,052,576	$ 53,851,556	$ 55,157,276
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	0.35%	0.33%	0.28%	0.22%	0.36%
Total return (d)	11.66 - 18.96%	23.57 - 24.75%	(4.95) - (4.05)%	2.78 - 3.76%	33.34 - 34.62%
Vanguard® VIF Capital Growth
Units (a)	48,032	—	—	—	—
Unit value	$ 11.25	—	—	—	—
Net assets	$ 540,212	—	—	—	—
Ratio of expenses to net assets (b)	0.75%	— %	— %	— %	— %
Investment income ratio (c)	0.00%	— %	— %	— %	— %
Total return (d)	12.47%	— %	— %	— %	— %
Vanguard® VIF International
Units (a)	9,468	—	—	—	—
Unit value	$ 11.45	—	—	—	—
Net assets	$ 108,404	—	—	—	—
Ratio of expenses to net assets (b)	0.75%	— %	— %	— %	— %
Investment income ratio (c)	0.00%	— %	— %	— %	— %
Total return (d)	14.49%	— %	— %	— %	— %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2017	2016	2015	2014	2013
Vanguard® VIF Short-Term Investment-Grade
Units (a)	11,252	—	—	—	—
Unit value	$ 10.02	—	—	—	—
Net assets	$112,732	—	—	—	—
Ratio of expenses to net assets (b)	0.75%	—%	—%	—%	—%
Investment income ratio (c)	0.00%	—%	—%	—%	—%
Total return (d)	0.19%	—%	—%	—%	—%
Vanguard® VIF Small Company Growth
Units (a)	5,263	—	—	—	—
Unit value	$ 11.06	—	—	—	—
Net assets	$ 58,206	—	—	—	—
Ratio of expenses to net assets (b)	0.75%	—%	—%	—%	—%
Investment income ratio (c)	0.00%	—%	—%	—%	—%
Total return (d)	10.59%	—%	—%	—%	—%
Vanguard® VIF Total Bond Market Index
Units (a)	66,734	—	—	—	—
Unit value	$ 10.09	—	—	—	—
Net assets	$673,058	—	—	—	—
Ratio of expenses to net assets (b)	0.50%	—%	—%	—%	—%
Investment income ratio (c)	0.00%	—%	—%	—%	—%
Total return (d)	0.86%	—%	—%	—%	—%
Vanguard® VIF Total Stock Market Index
Units (a)	57,479	—	—	—	—
Unit value	$ 11.08	—	—	—	—
Net assets	$636,951	—	—	—	—
Ratio of expenses to net assets (b)	0.50%	—%	—%	—%	—%
Investment income ratio (c)	0.00%	—%	—%	—%	—%
Total return (d)	10.82%	—%	—%	—%	—%

(a)	For 2014, 2015, 2016 and 2017, these amounts represent the units for contracts in accumulation, contracts in death claim, and contracts in payout. Units for contracts in accumulation and contracts in death claim are presented in 2013.
(b)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded. The RPA fee is not included.
(c)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
(d)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total returns and unit values are presented as a range of minimum to maximum values, based on the price level representing the minimum and maximum expense ratio amounts.
(7) UNIT FAIR VALUE
Thrivent Variable Annuity Account I contains three different products, which have unique combinations of features and fees that are charged against the contract owner's account balance. In addition, all three products offer the selection of additional death benefit options. Differences in the fee structure result in multiple different unit values, expense ratios and total returns. Units, unit values and asset balances for each subaccount are as follows:
There were no death claims in 2017 on any AdvisorFlex VA Series contracts.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
Flexible Premium Deferred Variable Annuity – 2002 Series
Basic Death Benefits only – 1.10% Expense Ratio
Thrivent Aggressive Allocation	1,461,139	$23.09	$ 33,731,756
Thrivent Balanced Income Plus	595,027	$23.45	$ 13,955,331
Thrivent Diversified Income Plus	591,873	$27.40	$ 16,216,009
Thrivent Government Bond	588,145	$15.19	$ 8,936,164
Thrivent Growth and Income Plus	149,866	$14.16	$ 2,122,213
Thrivent High Yield	419,920	$30.22	$ 12,689,699
Thrivent Income	766,523	$18.74	$ 14,364,708
Thrivent Large Cap Growth	1,024,594	$33.54	$ 34,366,855
Thrivent Large Cap Index	908,276	$33.23	$ 30,183,732
Thrivent Large Cap Stock	917,868	$24.25	$ 22,254,556
Thrivent Large Cap Value	654,676	$31.83	$ 20,840,832
Thrivent Limited Maturity Bond	906,359	$12.97	$ 11,751,441
Thrivent Low Volatility Equity	7,699	$10.93	$ 84,148
Thrivent Mid Cap Index	325,974	$44.21	$ 14,412,492
Thrivent Mid Cap Stock	662,825	$47.56	$ 31,525,756
Thrivent Moderate Allocation	6,833,796	$19.57	$133,743,394
Thrivent Moderately Aggressive Allocation	5,296,768	$21.38	$113,241,383
Thrivent Moderately Conservative Allocation	3,144,569	$17.26	$ 54,270,103
Thrivent Money Market	3,216,374	$ 1.02	$ 3,274,513
Thrivent Multidimensional Income	5,393	$10.27	$ 55,404
Thrivent Opportunity Income Plus	354,572	$15.32	$ 5,433,428
Thrivent Partner All Cap	143,477	$34.90	$ 5,007,784
Thrivent Partner Emerging Markets Equity	185,467	$14.12	$ 2,619,563
Thrivent Partner Growth Stock	246,472	$40.43	$ 9,964,865
Thrivent Partner Healthcare	181,623	$21.97	$ 3,991,045
Thrivent Partner Worldwide Allocation	2,052,999	$11.92	$ 24,477,070
Thrivent Real Estate Securities	308,398	$39.11	$ 12,061,083
Thrivent Small Cap Index	315,309	$46.64	$ 14,704,415
Thrivent Small Cap Stock	528,542	$38.89	$ 20,557,145
			$670,836,887

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
MADB – 1.20% Expense Ratio
Thrivent Aggressive Allocation	3,214,586	$22.80	$ 73,276,658
Thrivent Balanced Income Plus	1,317,338	$23.10	$ 30,430,534
Thrivent Diversified Income Plus	1,411,982	$26.99	$ 38,102,409
Thrivent Government Bond	1,607,078	$14.97	$ 24,049,921
Thrivent Growth and Income Plus	408,262	$14.02	$ 5,725,763
Thrivent High Yield	908,574	$29.76	$ 27,042,777
Thrivent Income	1,587,156	$18.46	$ 29,295,671
Thrivent Large Cap Growth	2,230,549	$33.04	$ 73,689,957
Thrivent Large Cap Index	1,842,722	$32.73	$ 60,315,364
Thrivent Large Cap Stock	2,832,294	$23.88	$ 67,637,829
Thrivent Large Cap Value	1,586,486	$31.37	$ 49,767,472
Thrivent Limited Maturity Bond	2,388,066	$12.77	$ 30,496,560
Thrivent Low Volatility Equity	21,521	$10.92	$ 235,060
Thrivent Mid Cap Index	755,075	$43.55	$ 32,882,779
Thrivent Mid Cap Stock	1,597,766	$46.85	$ 74,850,834
Thrivent Moderate Allocation	16,097,903	$19.32	$ 311,081,784
Thrivent Moderately Aggressive Allocation	11,723,670	$21.11	$ 247,486,511
Thrivent Moderately Conservative Allocation	6,007,243	$17.04	$ 102,369,149
Thrivent Money Market	8,912,554	$ 1.00	$ 8,940,675
Thrivent Multidimensional Income	30,626	$10.27	$ 314,438
Thrivent Opportunity Income Plus	831,588	$15.10	$ 12,557,533
Thrivent Partner All Cap	357,252	$34.38	$ 12,281,491
Thrivent Partner Emerging Markets Equity	350,631	$13.99	$ 4,904,575
Thrivent Partner Growth Stock	513,863	$39.82	$ 20,462,833
Thrivent Partner Healthcare	457,575	$21.76	$ 9,958,133
Thrivent Partner Worldwide Allocation	4,679,695	$11.81	$ 55,256,956
Thrivent Real Estate Securities	690,335	$38.54	$ 26,604,716
Thrivent Small Cap Index	682,352	$45.93	$ 31,342,427
Thrivent Small Cap Stock	1,391,835	$38.31	$ 53,318,856
			$1,514,679,665

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
PADB – 1.35% Expense Ratio
Thrivent Aggressive Allocation	32,393	$22.37	$ 724,489
Thrivent Balanced Income Plus	54,242	$22.58	$ 1,224,790
Thrivent Diversified Income Plus	44,501	$26.38	$ 1,173,854
Thrivent Government Bond	34,178	$14.63	$ 499,960
Thrivent Growth and Income Plus	15,117	$13.82	$ 208,959
Thrivent High Yield	28,221	$29.09	$ 821,065
Thrivent Income	74,434	$18.04	$ 1,342,982
Thrivent Large Cap Growth	58,461	$32.29	$ 1,887,577
Thrivent Large Cap Index	37,619	$32.00	$ 1,203,637
Thrivent Large Cap Stock	61,158	$23.34	$ 1,427,633
Thrivent Large Cap Value	44,055	$30.69	$ 1,351,857
Thrivent Limited Maturity Bond	52,891	$12.48	$ 660,221
Thrivent Low Volatility Equity	—	$10.91	$ —
Thrivent Mid Cap Index	13,916	$42.57	$ 592,388
Thrivent Mid Cap Stock	38,263	$45.79	$ 1,752,188
Thrivent Moderate Allocation	359,713	$18.96	$ 6,820,281
Thrivent Moderately Aggressive Allocation	210,232	$20.71	$ 4,354,399
Thrivent Moderately Conservative Allocation	278,166	$16.72	$ 4,650,933
Thrivent Money Market	137,038	$ 0.98	$ 134,508
Thrivent Multidimensional Income	720	$10.26	$ 7,389
Thrivent Opportunity Income Plus	12,362	$14.77	$ 182,612
Thrivent Partner All Cap	6,896	$33.60	$ 231,731
Thrivent Partner Emerging Markets Equity	3,921	$13.79	$ 54,059
Thrivent Partner Growth Stock	13,294	$38.93	$ 517,470
Thrivent Partner Healthcare	4,672	$21.45	$ 100,214
Thrivent Partner Worldwide Allocation	93,916	$11.64	$ 1,092,966
Thrivent Real Estate Securities	14,534	$37.70	$ 547,942
Thrivent Small Cap Index	12,354	$44.90	$ 554,667
Thrivent Small Cap Stock	38,878	$37.45	$ 1,455,815
			$35,576,586

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
EADB – 1.30% Expense Ratio
Thrivent Aggressive Allocation	29,723	$22.51	$ 668,998
Thrivent Balanced Income Plus	25,434	$22.75	$ 578,671
Thrivent Diversified Income Plus	27,370	$26.58	$ 727,455
Thrivent Government Bond	13,696	$14.74	$ 201,880
Thrivent Growth and Income Plus	4,600	$13.89	$ 63,890
Thrivent High Yield	13,678	$29.32	$ 400,981
Thrivent Income	13,921	$18.18	$ 253,089
Thrivent Large Cap Growth	33,793	$32.54	$ 1,099,624
Thrivent Large Cap Index	7,566	$32.24	$ 243,928
Thrivent Large Cap Stock	14,915	$23.52	$ 350,823
Thrivent Large Cap Value	16,820	$30.91	$ 519,948
Thrivent Limited Maturity Bond	16,362	$12.58	$ 205,810
Thrivent Low Volatility Equity	—	$10.92	$ —
Thrivent Mid Cap Index	2,405	$42.89	$ 103,148
Thrivent Mid Cap Stock	18,318	$46.14	$ 845,245
Thrivent Moderate Allocation	160,485	$19.08	$ 3,062,197
Thrivent Moderately Aggressive Allocation	86,393	$20.84	$ 1,800,785
Thrivent Moderately Conservative Allocation	58,234	$16.83	$ 979,867
Thrivent Money Market	160,717	$ 0.99	$ 158,862
Thrivent Multidimensional Income	—	$10.26	$ —
Thrivent Opportunity Income Plus	6,588	$14.88	$ 98,026
Thrivent Partner All Cap	4,827	$33.86	$ 163,448
Thrivent Partner Emerging Markets Equity	—	$13.85	$ —
Thrivent Partner Growth Stock	5,713	$39.22	$ 224,093
Thrivent Partner Healthcare	4,448	$21.55	$ 95,873
Thrivent Partner Worldwide Allocation	39,410	$11.69	$ 460,865
Thrivent Real Estate Securities	13,875	$37.98	$ 526,944
Thrivent Small Cap Index	3,643	$45.24	$ 164,826
Thrivent Small Cap Stock	11,592	$37.73	$ 437,368
			$14,436,644

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
MADB & PADB – 1.40% Expense Ratio
Thrivent Aggressive Allocation	336,495	$22.22	$ 7,478,374
Thrivent Balanced Income Plus	155,041	$22.41	$ 3,473,785
Thrivent Diversified Income Plus	115,144	$26.18	$ 3,013,850
Thrivent Government Bond	134,988	$14.52	$ 1,958,495
Thrivent Growth and Income Plus	34,943	$13.76	$ 480,671
Thrivent High Yield	83,695	$28.87	$ 2,416,660
Thrivent Income	156,770	$17.91	$ 2,806,097
Thrivent Large Cap Growth	195,405	$32.05	$ 6,262,564
Thrivent Large Cap Index	170,687	$31.75	$ 5,419,872
Thrivent Large Cap Stock	226,821	$23.17	$ 5,254,734
Thrivent Large Cap Value	112,722	$30.46	$ 3,433,655
Thrivent Limited Maturity Bond	187,300	$12.39	$ 2,320,346
Thrivent Low Volatility Equity	—	$10.91	$ —
Thrivent Mid Cap Index	64,347	$42.25	$ 2,718,506
Thrivent Mid Cap Stock	139,500	$45.45	$ 6,339,864
Thrivent Moderate Allocation	1,439,157	$18.84	$ 27,114,510
Thrivent Moderately Aggressive Allocation	989,202	$20.58	$ 20,359,234
Thrivent Moderately Conservative Allocation	562,688	$16.61	$ 9,348,687
Thrivent Money Market	534,880	$ 0.97	$ 521,120
Thrivent Multidimensional Income	274	$10.25	$ 2,812
Thrivent Opportunity Income Plus	76,387	$14.66	$ 1,119,875
Thrivent Partner All Cap	32,219	$33.35	$ 1,074,494
Thrivent Partner Emerging Markets Equity	21,163	$13.72	$ 290,353
Thrivent Partner Growth Stock	34,280	$38.63	$ 1,324,261
Thrivent Partner Healthcare	24,116	$21.35	$ 514,772
Thrivent Partner Worldwide Allocation	350,618	$11.58	$ 4,060,703
Thrivent Real Estate Securities	59,855	$37.42	$ 2,239,505
Thrivent Small Cap Index	62,117	$44.56	$ 2,767,932
Thrivent Small Cap Stock	118,556	$37.16	$ 4,405,893
			$128,521,624

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
MADB & EADB – 1.35% Expense Ratio
Thrivent Aggressive Allocation	100,369	$22.37	$ 2,244,816
Thrivent Balanced Income Plus	40,276	$22.58	$ 909,446
Thrivent Diversified Income Plus	71,569	$26.38	$ 1,887,829
Thrivent Government Bond	64,509	$14.63	$ 943,661
Thrivent Growth and Income Plus	3,279	$13.82	$ 45,323
Thrivent High Yield	40,636	$29.09	$ 1,182,272
Thrivent Income	77,674	$18.04	$ 1,401,443
Thrivent Large Cap Growth	120,140	$32.29	$ 3,879,767
Thrivent Large Cap Index	95,347	$32.00	$ 3,050,641
Thrivent Large Cap Stock	102,906	$23.34	$ 2,402,178
Thrivent Large Cap Value	67,868	$30.69	$ 2,082,585
Thrivent Limited Maturity Bond	58,544	$12.48	$ 730,821
Thrivent Low Volatility Equity	—	$10.91	$ —
Thrivent Mid Cap Index	24,746	$42.57	$ 1,053,413
Thrivent Mid Cap Stock	81,934	$45.79	$ 3,752,018
Thrivent Moderate Allocation	434,452	$18.96	$ 8,237,364
Thrivent Moderately Aggressive Allocation	407,499	$20.71	$ 8,440,254
Thrivent Moderately Conservative Allocation	289,857	$16.72	$ 4,846,404
Thrivent Money Market	360,990	$ 0.98	$ 354,259
Thrivent Multidimensional Income	182	$10.26	$ 1,863
Thrivent Opportunity Income Plus	36,385	$14.77	$ 537,470
Thrivent Partner All Cap	27,676	$33.60	$ 930,020
Thrivent Partner Emerging Markets Equity	11,890	$13.79	$ 163,919
Thrivent Partner Growth Stock	18,488	$38.93	$ 719,652
Thrivent Partner Healthcare	20,060	$21.45	$ 430,273
Thrivent Partner Worldwide Allocation	156,795	$11.64	$ 1,824,733
Thrivent Real Estate Securities	27,914	$37.70	$ 1,052,341
Thrivent Small Cap Index	22,359	$44.90	$ 1,003,907
Thrivent Small Cap Stock	58,170	$37.45	$ 2,178,228
			$56,286,900

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
PADB & EADB – 1.50% Expense Ratio
Thrivent Aggressive Allocation	2,908	$21.94	$ 63,813
Thrivent Balanced Income Plus	6,737	$22.07	$ 148,703
Thrivent Diversified Income Plus	7,066	$25.78	$ 182,183
Thrivent Government Bond	9,639	$14.30	$ 137,828
Thrivent Growth and Income Plus	2,792	$13.62	$ 38,037
Thrivent High Yield	3,434	$28.44	$ 97,675
Thrivent Income	2,294	$17.64	$ 40,456
Thrivent Large Cap Growth	7,419	$31.57	$ 234,198
Thrivent Large Cap Index	9,272	$31.28	$ 289,983
Thrivent Large Cap Stock	12,878	$22.82	$ 293,844
Thrivent Large Cap Value	3,076	$30.02	$ 92,333
Thrivent Limited Maturity Bond	16,963	$12.20	$ 206,989
Thrivent Low Volatility Equity	—	$10.90	$ —
Thrivent Mid Cap Index	1,353	$41.61	$ 56,313
Thrivent Mid Cap Stock	8,033	$44.76	$ 359,562
Thrivent Moderate Allocation	111,521	$18.60	$2,074,651
Thrivent Moderately Aggressive Allocation	23,507	$20.32	$ 477,716
Thrivent Moderately Conservative Allocation	31,824	$16.41	$ 522,069
Thrivent Money Market	12,074	$ 0.96	$ 11,600
Thrivent Multidimensional Income	—	$10.25	$ —
Thrivent Opportunity Income Plus	2,078	$14.45	$ 30,026
Thrivent Partner All Cap	54	$32.85	$ 1,783
Thrivent Partner Emerging Markets Equity	398	$13.59	$ 5,408
Thrivent Partner Growth Stock	2,673	$38.05	$ 101,692
Thrivent Partner Healthcare	551	$21.14	$ 11,644
Thrivent Partner Worldwide Allocation	15,050	$11.47	$ 172,629
Thrivent Real Estate Securities	2,332	$36.88	$ 86,017
Thrivent Small Cap Index	2,819	$43.89	$ 123,740
Thrivent Small Cap Stock	11,058	$36.60	$ 404,750
			$6,265,642

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
MADB, PADB & EADB – 1.55% Expense Ratio
Thrivent Aggressive Allocation	670,468	$21.81	$ 14,619,963
Thrivent Balanced Income Plus	316,411	$21.91	$ 6,931,109
Thrivent Diversified Income Plus	244,795	$25.59	$ 6,264,206
Thrivent Government Bond	281,503	$14.19	$ 3,994,821
Thrivent Growth and Income Plus	33,639	$13.56	$ 456,067
Thrivent High Yield	124,644	$28.22	$ 3,518,074
Thrivent Income	222,698	$17.50	$ 3,898,002
Thrivent Large Cap Growth	305,728	$31.33	$ 9,577,243
Thrivent Large Cap Index	326,336	$31.04	$ 10,129,054
Thrivent Large Cap Stock	577,466	$22.65	$ 13,077,066
Thrivent Large Cap Value	197,623	$29.80	$ 5,888,622
Thrivent Limited Maturity Bond	403,505	$12.11	$ 4,886,361
Thrivent Low Volatility Equity	187	$10.90	$ 2,043
Thrivent Mid Cap Index	150,694	$41.30	$ 6,223,142
Thrivent Mid Cap Stock	304,820	$44.42	$ 13,541,368
Thrivent Moderate Allocation	1,941,351	$18.49	$ 35,887,164
Thrivent Moderately Aggressive Allocation	1,407,804	$20.19	$ 28,428,857
Thrivent Moderately Conservative Allocation	1,064,390	$16.30	$ 17,351,036
Thrivent Money Market	1,425,666	$ 0.95	$ 1,358,643
Thrivent Multidimensional Income	191	$10.24	$ 1,961
Thrivent Opportunity Income Plus	110,812	$14.34	$ 1,589,540
Thrivent Partner All Cap	68,789	$32.60	$ 2,242,505
Thrivent Partner Emerging Markets Equity	52,213	$13.52	$ 706,030
Thrivent Partner Growth Stock	68,763	$37.76	$ 2,596,613
Thrivent Partner Healthcare	62,316	$21.04	$ 1,311,030
Thrivent Partner Worldwide Allocation	642,301	$11.41	$ 7,331,674
Thrivent Real Estate Securities	99,673	$36.61	$ 3,648,946
Thrivent Small Cap Index	126,169	$43.56	$ 5,495,549
Thrivent Small Cap Stock	257,108	$36.33	$ 9,339,883
			$220,296,572
Basic Death Benefits & RPA – 1.60% Expense Ratio
Thrivent Moderately Conservative Allocation	26,468	$13.29	$ 351,723
			$ 351,723
Basic Death Benefits & RPA – 1.85% Expense Ratio
Thrivent Moderate Allocation	722,450	$17.97	$ 12,985,885
Thrivent Moderately Aggressive Allocation	198,861	$19.64	$ 3,904,777
Thrivent Moderately Conservative Allocation	674,631	$15.85	$ 10,693,491
			$ 27,584,153
MADB & RPA – 1.70% Expense Ratio
Thrivent Moderately Conservative Allocation	136,958	$13.21	$ 1,809,119
			$ 1,809,119

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
MADB & RPA – 1.95% Expense Ratio
Thrivent Moderate Allocation	1,512,263	$17.75	$ 26,840,199
Thrivent Moderately Aggressive Allocation	506,411	$19.39	$ 9,818,444
Thrivent Moderately Conservative Allocation	1,463,233	$15.65	$ 22,901,353
			$ 59,559,996
Flexible Premium Deferred Variable Annuity – 2005 Series
Years 1-7 Basic Death Benefit only – 1.25% Expense Ratio
Thrivent Aggressive Allocation	11,578,971	$22.65	$ 262,275,650
Thrivent Balanced Income Plus	3,873,539	$19.02	$ 73,671,341
Thrivent Diversified Income Plus	12,592,009	$19.22	$ 242,087,118
Thrivent Government Bond	4,029,089	$13.90	$ 55,987,669
Thrivent Growth and Income Plus	2,192,321	$13.96	$ 30,601,551
Thrivent High Yield	3,717,592	$20.82	$ 77,446,293
Thrivent Income	4,924,157	$16.10	$ 79,298,637
Thrivent Large Cap Growth	2,693,236	$26.51	$ 71,401,468
Thrivent Large Cap Index	10,620,591	$24.72	$ 262,562,432
Thrivent Large Cap Stock	1,505,480	$19.59	$ 29,495,778
Thrivent Large Cap Value	1,875,573	$22.65	$ 42,482,153
Thrivent Limited Maturity Bond	4,935,239	$12.11	$ 59,748,871
Thrivent Low Volatility Equity	386,276	$10.92	$ 4,217,690
Thrivent Mid Cap Index	4,531,758	$29.48	$ 133,610,134
Thrivent Mid Cap Stock	2,407,547	$31.92	$ 76,845,281
Thrivent Moderate Allocation	78,478,497	$19.20	$1,507,047,460
Thrivent Moderately Aggressive Allocation	54,496,751	$20.98	$1,143,100,142
Thrivent Moderately Conservative Allocation	36,561,442	$16.93	$ 618,398,087
Thrivent Money Market	45,760,008	$ 1.00	$ 45,706,027
Thrivent Multidimensional Income	283,326	$10.26	$ 2,907,940
Thrivent Opportunity Income Plus	4,882,861	$14.41	$ 70,357,966
Thrivent Partner All Cap	872,407	$25.96	$ 22,648,135
Thrivent Partner Emerging Markets Equity	2,280,124	$13.92	$ 31,744,484
Thrivent Partner Growth Stock	1,563,964	$30.60	$ 47,867,396
Thrivent Partner Healthcare	2,919,165	$21.66	$ 63,223,596
Thrivent Partner Worldwide Allocation	7,028,445	$11.75	$ 82,592,647
Thrivent Real Estate Securities	1,704,323	$22.85	$ 38,945,013
Thrivent Small Cap Index	3,788,363	$29.71	$ 112,553,400
Thrivent Small Cap Stock	1,521,921	$24.51	$ 37,307,418
			$5,326,131,777

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB – 1.45% Expense Ratio
Thrivent Aggressive Allocation	7,700,921	$22.08	$ 170,066,148
Thrivent Balanced Income Plus	2,328,656	$18.54	$ 43,180,310
Thrivent Diversified Income Plus	6,005,875	$18.74	$ 112,555,402
Thrivent Government Bond	1,878,574	$13.55	$ 25,450,941
Thrivent Growth and Income Plus	1,372,090	$13.69	$ 18,783,432
Thrivent High Yield	1,877,588	$20.30	$ 38,116,892
Thrivent Income	2,214,647	$15.70	$ 34,771,657
Thrivent Large Cap Growth	1,521,500	$25.85	$ 39,327,164
Thrivent Large Cap Index	4,112,333	$24.10	$ 99,120,072
Thrivent Large Cap Stock	991,076	$19.10	$ 18,931,267
Thrivent Large Cap Value	1,077,719	$22.08	$ 23,799,406
Thrivent Limited Maturity Bond	3,280,244	$11.80	$ 38,697,792
Thrivent Low Volatility Equity	246,666	$10.90	$ 2,689,702
Thrivent Mid Cap Index	1,951,555	$28.74	$ 56,092,826
Thrivent Mid Cap Stock	1,418,523	$31.12	$ 44,142,306
Thrivent Moderate Allocation	48,593,858	$18.72	$ 909,751,785
Thrivent Moderately Aggressive Allocation	34,212,342	$20.45	$ 699,691,877
Thrivent Moderately Conservative Allocation	18,403,594	$16.51	$ 303,831,949
Thrivent Money Market	21,934,145	$ 0.97	$ 21,344,305
Thrivent Multidimensional Income	244,084	$10.25	$ 2,501,817
Thrivent Opportunity Income Plus	2,255,235	$14.05	$ 31,682,628
Thrivent Partner All Cap	389,252	$25.31	$ 9,852,200
Thrivent Partner Emerging Markets Equity	1,178,234	$13.65	$ 16,087,106
Thrivent Partner Growth Stock	695,625	$29.84	$ 20,756,569
Thrivent Partner Healthcare	1,684,250	$21.24	$ 35,778,502
Thrivent Partner Worldwide Allocation	3,131,490	$11.53	$ 36,092,533
Thrivent Real Estate Securities	920,388	$22.28	$ 20,505,740
Thrivent Small Cap Index	1,752,301	$28.96	$ 50,752,702
Thrivent Small Cap Stock	846,609	$23.90	$ 20,232,841
			$2,944,587,871

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
Years 1-7 PADB – 1.65% Expense Ratio
Thrivent Aggressive Allocation	426,028	$21.53	$ 9,172,777
Thrivent Balanced Income Plus	119,658	$18.08	$ 2,163,272
Thrivent Diversified Income Plus	448,842	$18.27	$ 8,201,095
Thrivent Government Bond	180,616	$13.21	$ 2,385,732
Thrivent Growth and Income Plus	83,934	$13.43	$ 1,127,004
Thrivent High Yield	162,954	$19.79	$ 3,225,333
Thrivent Income	197,410	$15.31	$ 3,021,891
Thrivent Large Cap Growth	84,498	$25.20	$ 2,129,396
Thrivent Large Cap Index	323,916	$23.50	$ 7,611,941
Thrivent Large Cap Stock	61,299	$18.62	$ 1,141,602
Thrivent Large Cap Value	57,618	$21.53	$ 1,240,524
Thrivent Limited Maturity Bond	101,843	$11.51	$ 1,172,006
Thrivent Low Volatility Equity	8,510	$10.89	$ 92,666
Thrivent Mid Cap Index	172,183	$28.02	$ 4,825,045
Thrivent Mid Cap Stock	72,807	$30.34	$ 2,208,902
Thrivent Moderate Allocation	3,552,464	$18.25	$ 64,842,441
Thrivent Moderately Aggressive Allocation	2,057,519	$19.94	$ 41,025,648
Thrivent Moderately Conservative Allocation	1,583,588	$16.10	$ 25,489,482
Thrivent Money Market	2,551,558	$ 0.95	$ 2,422,395
Thrivent Multidimensional Income	4,340	$10.24	$ 44,422
Thrivent Opportunity Income Plus	182,954	$13.70	$ 2,505,878
Thrivent Partner All Cap	31,690	$24.68	$ 782,002
Thrivent Partner Emerging Markets Equity	68,703	$13.39	$ 920,065
Thrivent Partner Growth Stock	46,097	$29.09	$ 1,341,030
Thrivent Partner Healthcare	141,482	$20.84	$ 2,947,918
Thrivent Partner Worldwide Allocation	196,679	$11.30	$ 2,223,417
Thrivent Real Estate Securities	84,585	$21.72	$ 1,837,234
Thrivent Small Cap Index	160,536	$28.24	$ 4,533,271
Thrivent Small Cap Stock	47,419	$23.30	$ 1,104,868
			$201,739,257

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
Years 1-7 EADB – 1.50% Expense Ratio
Thrivent Aggressive Allocation	88,377	$21.94	$ 1,939,443
Thrivent Balanced Income Plus	25,917	$18.43	$ 477,547
Thrivent Diversified Income Plus	168,929	$18.62	$ 3,145,876
Thrivent Government Bond	27,607	$13.46	$ 371,661
Thrivent Growth and Income Plus	10,631	$13.62	$ 144,829
Thrivent High Yield	46,946	$20.17	$ 947,033
Thrivent Income	25,730	$15.60	$ 401,431
Thrivent Large Cap Growth	31,066	$25.68	$ 797,908
Thrivent Large Cap Index	62,430	$23.95	$ 1,495,252
Thrivent Large Cap Stock	14,754	$18.98	$ 280,049
Thrivent Large Cap Value	19,682	$21.94	$ 431,898
Thrivent Limited Maturity Bond	14,462	$11.73	$ 169,620
Thrivent Low Volatility Equity	299	$10.90	$ 3,258
Thrivent Mid Cap Index	25,266	$28.56	$ 721,634
Thrivent Mid Cap Stock	25,202	$30.92	$ 779,306
Thrivent Moderate Allocation	785,831	$18.60	$14,618,989
Thrivent Moderately Aggressive Allocation	609,032	$20.32	$12,376,885
Thrivent Moderately Conservative Allocation	304,552	$16.41	$ 4,996,179
Thrivent Money Market	328,087	$ 0.97	$ 317,484
Thrivent Multidimensional Income	125	$10.25	$ 1,280
Thrivent Opportunity Income Plus	15,527	$13.96	$ 216,748
Thrivent Partner All Cap	11,999	$25.15	$ 301,787
Thrivent Partner Emerging Markets Equity	27,668	$13.59	$ 375,940
Thrivent Partner Growth Stock	8,047	$29.65	$ 238,583
Thrivent Partner Healthcare	22,920	$21.14	$ 484,548
Thrivent Partner Worldwide Allocation	58,951	$11.47	$ 676,175
Thrivent Real Estate Securities	15,945	$22.14	$ 352,979
Thrivent Small Cap Index	19,564	$28.78	$ 563,065
Thrivent Small Cap Stock	22,149	$23.75	$ 525,981
			$48,153,368

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB & PADB – 1.75% Expense Ratio
Thrivent Aggressive Allocation	370,978	$21.26	$ 7,886,860
Thrivent Balanced Income Plus	145,490	$17.85	$ 2,597,142
Thrivent Diversified Income Plus	382,961	$18.04	$ 6,909,240
Thrivent Government Bond	132,002	$13.04	$ 1,721,632
Thrivent Growth and Income Plus	80,621	$13.30	$ 1,072,103
Thrivent High Yield	153,654	$19.54	$ 3,002,951
Thrivent Income	132,337	$15.11	$ 2,000,258
Thrivent Large Cap Growth	112,272	$24.88	$ 2,793,657
Thrivent Large Cap Index	417,159	$23.20	$ 9,679,601
Thrivent Large Cap Stock	82,192	$18.39	$ 1,511,412
Thrivent Large Cap Value	53,394	$21.26	$ 1,135,103
Thrivent Limited Maturity Bond	347,295	$11.36	$ 3,946,326
Thrivent Low Volatility Equity	2,979	$10.88	$ 32,418
Thrivent Mid Cap Index	218,282	$27.67	$ 6,039,835
Thrivent Mid Cap Stock	92,371	$29.96	$ 2,767,184
Thrivent Moderate Allocation	3,720,283	$18.02	$ 67,050,196
Thrivent Moderately Aggressive Allocation	2,215,385	$19.69	$ 43,616,881
Thrivent Moderately Conservative Allocation	1,086,299	$15.89	$ 17,264,840
Thrivent Money Market	1,844,691	$ 0.94	$ 1,728,005
Thrivent Multidimensional Income	3,809	$10.23	$ 38,962
Thrivent Opportunity Income Plus	87,579	$13.52	$ 1,184,436
Thrivent Partner All Cap	51,659	$24.37	$ 1,258,723
Thrivent Partner Emerging Markets Equity	94,699	$13.26	$ 1,255,988
Thrivent Partner Growth Stock	70,323	$28.73	$ 2,020,036
Thrivent Partner Healthcare	155,818	$20.64	$ 3,215,370
Thrivent Partner Worldwide Allocation	229,775	$11.20	$ 2,572,557
Thrivent Real Estate Securities	62,322	$21.45	$ 1,336,623
Thrivent Small Cap Index	193,701	$27.88	$ 5,400,870
Thrivent Small Cap Stock	55,626	$23.01	$ 1,279,780
			$202,318,989

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB & EADB – 1.60% Expense Ratio
Thrivent Aggressive Allocation	212,175	$21.67	$ 4,597,376
Thrivent Balanced Income Plus	41,877	$18.19	$ 761,902
Thrivent Diversified Income Plus	163,587	$18.39	$ 3,008,028
Thrivent Government Bond	46,050	$13.29	$ 612,138
Thrivent Growth and Income Plus	29,238	$13.49	$ 394,490
Thrivent High Yield	55,267	$19.92	$ 1,100,842
Thrivent Income	60,087	$15.41	$ 925,638
Thrivent Large Cap Growth	31,387	$25.36	$ 795,989
Thrivent Large Cap Index	113,044	$23.65	$ 2,673,398
Thrivent Large Cap Stock	20,247	$18.74	$ 379,466
Thrivent Large Cap Value	33,238	$21.67	$ 720,176
Thrivent Limited Maturity Bond	44,563	$11.58	$ 516,089
Thrivent Low Volatility Equity	17,814	$10.89	$ 194,050
Thrivent Mid Cap Index	43,686	$28.20	$ 1,231,980
Thrivent Mid Cap Stock	36,010	$30.53	$ 1,099,472
Thrivent Moderate Allocation	1,090,018	$18.37	$20,022,400
Thrivent Moderately Aggressive Allocation	844,587	$20.07	$16,947,626
Thrivent Moderately Conservative Allocation	383,788	$16.20	$ 6,216,751
Thrivent Money Market	1,642,782	$ 0.96	$ 1,569,663
Thrivent Multidimensional Income	2,571	$10.24	$ 26,327
Thrivent Opportunity Income Plus	48,085	$13.78	$ 662,800
Thrivent Partner All Cap	17,906	$24.83	$ 444,663
Thrivent Partner Emerging Markets Equity	15,579	$13.46	$ 209,641
Thrivent Partner Growth Stock	17,109	$29.28	$ 500,897
Thrivent Partner Healthcare	46,175	$20.94	$ 966,774
Thrivent Partner Worldwide Allocation	110,853	$11.36	$ 1,259,254
Thrivent Real Estate Securities	30,806	$21.86	$ 673,393
Thrivent Small Cap Index	37,587	$28.42	$ 1,068,133
Thrivent Small Cap Stock	21,938	$23.45	$ 514,421
			$70,093,777

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
Years 1-7 PADB & EADB – 1.80% Expense Ratio
Thrivent Aggressive Allocation	24,100	$21.13	$ 509,115
Thrivent Balanced Income Plus	3,164	$17.74	$ 56,126
Thrivent Diversified Income Plus	19,149	$17.93	$ 343,289
Thrivent Government Bond	917	$12.96	$ 11,888
Thrivent Growth and Income Plus	12,223	$13.23	$ 161,758
Thrivent High Yield	10,632	$19.42	$ 206,471
Thrivent Income	10,507	$15.02	$ 157,815
Thrivent Large Cap Growth	4,794	$24.73	$ 118,535
Thrivent Large Cap Index	25,894	$23.06	$ 597,035
Thrivent Large Cap Stock	4,038	$18.27	$ 73,784
Thrivent Large Cap Value	1,036	$21.12	$ 21,889
Thrivent Limited Maturity Bond	6,506	$11.29	$ 73,459
Thrivent Low Volatility Equity	—	$10.88	$ —
Thrivent Mid Cap Index	9,873	$27.50	$ 271,465
Thrivent Mid Cap Stock	4,596	$29.77	$ 136,817
Thrivent Moderate Allocation	161,274	$17.91	$ 2,888,259
Thrivent Moderately Aggressive Allocation	163,935	$19.56	$ 3,207,188
Thrivent Moderately Conservative Allocation	55,219	$15.79	$ 872,069
Thrivent Money Market	74,036	$ 0.93	$ 68,968
Thrivent Multidimensional Income	—	$10.23	$ —
Thrivent Opportunity Income Plus	14,824	$13.44	$ 199,214
Thrivent Partner All Cap	4,950	$24.21	$ 119,840
Thrivent Partner Emerging Markets Equity	1,671	$13.20	$ 22,057
Thrivent Partner Growth Stock	6,563	$28.54	$ 187,341
Thrivent Partner Healthcare	10,607	$20.54	$ 217,823
Thrivent Partner Worldwide Allocation	5,294	$11.14	$ 58,985
Thrivent Real Estate Securities	5,910	$21.31	$ 125,948
Thrivent Small Cap Index	7,031	$27.71	$ 194,794
Thrivent Small Cap Stock	1,991	$22.86	$ 45,511
			$10,947,443

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB, PADB & EADB – 1.90% Expense Ratio
Thrivent Aggressive Allocation	2,956,789	$20.86	$ 61,678,814
Thrivent Balanced Income Plus	707,541	$17.52	$ 12,392,711
Thrivent Diversified Income Plus	1,357,470	$17.70	$ 24,030,672
Thrivent Government Bond	422,671	$12.80	$ 5,409,087
Thrivent Growth and Income Plus	272,528	$13.11	$ 3,572,017
Thrivent High Yield	497,623	$19.18	$ 9,542,534
Thrivent Income	563,355	$14.83	$ 8,355,205
Thrivent Large Cap Growth	398,267	$24.42	$ 9,723,837
Thrivent Large Cap Index	1,258,860	$22.77	$ 28,661,185
Thrivent Large Cap Stock	306,077	$18.04	$ 5,522,587
Thrivent Large Cap Value	293,644	$20.86	$ 6,125,223
Thrivent Limited Maturity Bond	520,008	$11.15	$ 5,797,831
Thrivent Low Volatility Equity	57,471	$10.87	$ 624,784
Thrivent Mid Cap Index	650,717	$27.15	$ 17,666,884
Thrivent Mid Cap Stock	433,496	$29.39	$ 12,742,229
Thrivent Moderate Allocation	12,842,988	$17.68	$227,117,709
Thrivent Moderately Aggressive Allocation	11,094,263	$19.32	$214,320,612
Thrivent Moderately Conservative Allocation	4,561,614	$15.59	$ 71,136,643
Thrivent Money Market	10,821,050	$ 0.92	$ 9,954,809
Thrivent Multidimensional Income	11,031	$10.22	$ 112,728
Thrivent Opportunity Income Plus	565,177	$13.27	$ 7,499,975
Thrivent Partner All Cap	156,266	$23.91	$ 3,736,018
Thrivent Partner Emerging Markets Equity	370,677	$13.07	$ 4,844,562
Thrivent Partner Growth Stock	321,945	$28.19	$ 9,074,138
Thrivent Partner Healthcare	537,456	$20.34	$ 10,931,289
Thrivent Partner Worldwide Allocation	905,728	$11.04	$ 9,994,748
Thrivent Real Estate Securities	280,098	$21.04	$ 5,894,378
Thrivent Small Cap Index	557,054	$27.36	$ 15,240,196
Thrivent Small Cap Stock	271,868	$22.57	$ 6,137,219
			$807,840,624
Years 1-7 Basic Death Benefit & RPA – 1.75% Expense Ratio
Thrivent Moderately Conservative Allocation	2,157,267	$13.17	$ 28,411,018
			$ 28,411,018
Years 1-7 Basic Death Benefit & RPA – 2.00% Expense Ratio
Thrivent Moderate Allocation	21,549,154	$17.64	$380,046,283
Thrivent Moderately Aggressive Allocation	5,988,705	$19.27	$115,376,925
Thrivent Moderately Conservative Allocation	24,127,747	$15.55	$375,242,428
			$870,665,636
Years 1-7 MADB & RPA – 1.95% Expense Ratio
Thrivent Moderately Conservative Allocation	862,841	$13.01	$ 11,228,540
			$ 11,228,540

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB & RPA – 2.20% Expense Ratio
Thrivent Moderate Allocation	9,845,926	$17.19	$ 169,297,631
Thrivent Moderately Aggressive Allocation	2,273,619	$18.78	$ 42,706,212
Thrivent Moderately Conservative Allocation	10,177,543	$15.16	$ 154,321,570
			$ 366,325,413
Years 8+ Basic Death Benefits – 1.00% Expense Ratio
Thrivent Aggressive Allocation	5,319,214	$23.38	$ 124,365,873
Thrivent Balanced Income Plus	858,665	$19.63	$ 16,856,884
Thrivent Diversified Income Plus	3,017,287	$19.84	$ 59,823,055
Thrivent Government Bond	767,375	$14.34	$ 11,006,638
Thrivent Growth and Income Plus	616,181	$14.30	$ 8,807,375
Thrivent High Yield	931,813	$21.49	$ 19,989,194
Thrivent Income	1,431,632	$16.62	$ 23,796,321
Thrivent Large Cap Growth	1,001,223	$27.37	$ 27,398,572
Thrivent Large Cap Index	1,443,256	$25.52	$ 36,829,024
Thrivent Large Cap Stock	736,416	$20.22	$ 14,892,706
Thrivent Large Cap Value	753,593	$23.38	$ 17,618,768
Thrivent Limited Maturity Bond	1,931,667	$12.50	$ 24,138,940
Thrivent Low Volatility Equity	61,880	$10.94	$ 676,797
Thrivent Mid Cap Index	599,540	$30.43	$ 18,232,781
Thrivent Mid Cap Stock	896,823	$32.95	$ 29,544,007
Thrivent Moderate Allocation	34,724,620	$19.82	$ 688,262,278
Thrivent Moderately Aggressive Allocation	22,552,549	$21.65	$ 488,285,282
Thrivent Moderately Conservative Allocation	18,587,073	$17.48	$ 324,874,923
Thrivent Money Market	12,533,085	$ 1.03	$ 12,921,208
Thrivent Multidimensional Income	81,290	$10.28	$ 835,724
Thrivent Opportunity Income Plus	1,054,735	$14.87	$ 15,687,149
Thrivent Partner All Cap	299,712	$26.80	$ 8,031,255
Thrivent Partner Emerging Markets Equity	562,839	$14.26	$ 8,022,388
Thrivent Partner Growth Stock	313,623	$31.59	$ 9,904,953
Thrivent Partner Healthcare	663,171	$22.19	$ 14,713,662
Thrivent Partner Worldwide Allocation	2,039,992	$12.04	$ 24,555,970
Thrivent Real Estate Securities	438,292	$23.59	$ 10,337,797
Thrivent Small Cap Index	557,685	$30.66	$ 17,089,584
Thrivent Small Cap Stock	711,459	$25.30	$ 18,000,063
			$2,075,499,171

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
Years 8+ Maximum Anniversary Death Benefit (Option A) – 1.20% Expense Ratio
Thrivent Aggressive Allocation	6,774,500	$22.80	$ 154,425,003
Thrivent Balanced Income Plus	883,738	$19.14	$ 16,914,785
Thrivent Diversified Income Plus	2,745,704	$19.34	$ 53,113,578
Thrivent Government Bond	906,918	$13.98	$ 12,682,551
Thrivent Growth and Income Plus	641,614	$14.02	$ 8,998,462
Thrivent High Yield	1,011,400	$20.95	$ 21,193,447
Thrivent Income	1,142,103	$16.21	$ 18,509,200
Thrivent Large Cap Growth	1,026,680	$26.68	$ 27,391,851
Thrivent Large Cap Index	1,382,226	$24.88	$ 34,388,746
Thrivent Large Cap Stock	996,461	$19.72	$ 19,647,085
Thrivent Large Cap Value	828,608	$22.79	$ 18,887,513
Thrivent Limited Maturity Bond	1,726,121	$12.18	$ 21,030,329
Thrivent Low Volatility Equity	56,895	$10.92	$ 621,434
Thrivent Mid Cap Index	625,108	$29.67	$ 18,545,815
Thrivent Mid Cap Stock	1,095,867	$32.12	$ 35,200,027
Thrivent Moderate Allocation	36,886,559	$19.32	$ 712,809,061
Thrivent Moderately Aggressive Allocation	27,047,393	$21.11	$ 570,970,595
Thrivent Moderately Conservative Allocation	16,441,756	$17.04	$ 280,183,312
Thrivent Money Market	11,887,552	$ 1.01	$ 11,948,233
Thrivent Multidimensional Income	109,386	$10.27	$ 1,123,071
Thrivent Opportunity Income Plus	723,624	$14.50	$ 10,493,118
Thrivent Partner All Cap	333,289	$26.13	$ 8,707,401
Thrivent Partner Emerging Markets Equity	543,831	$13.99	$ 7,607,037
Thrivent Partner Growth Stock	368,065	$30.80	$ 11,336,205
Thrivent Partner Healthcare	716,073	$21.76	$ 15,583,808
Thrivent Partner Worldwide Allocation	2,150,440	$11.81	$ 25,391,988
Thrivent Real Estate Securities	559,539	$23.00	$ 12,867,152
Thrivent Small Cap Index	573,022	$29.90	$ 17,131,173
Thrivent Small Cap Stock	844,924	$24.67	$ 20,842,884
			$2,168,544,864

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
Years 8+ Premium Accumulation Death Benefit (Option B) – 1.40% Expense Ratio
Thrivent Aggressive Allocation	109,012	$22.22	$ 2,422,706
Thrivent Balanced Income Plus	21,379	$18.66	$ 398,950
Thrivent Diversified Income Plus	48,104	$18.86	$ 907,251
Thrivent Government Bond	2,389	$13.63	$ 32,571
Thrivent Growth and Income Plus	7,808	$13.76	$ 107,408
Thrivent High Yield	12,121	$20.43	$ 247,643
Thrivent Income	9,653	$15.80	$ 152,529
Thrivent Large Cap Growth	14,144	$26.01	$ 367,912
Thrivent Large Cap Index	2,702	$24.26	$ 65,549
Thrivent Large Cap Stock	10,716	$19.22	$ 205,998
Thrivent Large Cap Value	12,751	$22.22	$ 283,374
Thrivent Limited Maturity Bond	10,694	$11.88	$ 127,030
Thrivent Low Volatility Equity	—	$10.91	$ —
Thrivent Mid Cap Index	820	$28.93	$ 23,714
Thrivent Mid Cap Stock	18,858	$31.32	$ 590,572
Thrivent Moderate Allocation	403,338	$18.84	$ 7,599,115
Thrivent Moderately Aggressive Allocation	231,739	$20.58	$ 4,769,527
Thrivent Moderately Conservative Allocation	232,762	$16.61	$ 3,867,189
Thrivent Money Market	154,705	$ 0.98	$ 151,606
Thrivent Multidimensional Income	—	$10.25	$ —
Thrivent Opportunity Income Plus	3,974	$14.14	$ 56,181
Thrivent Partner All Cap	4,328	$25.47	$ 110,239
Thrivent Partner Emerging Markets Equity	8,422	$13.72	$ 115,543
Thrivent Partner Growth Stock	3,790	$30.03	$ 113,802
Thrivent Partner Healthcare	4,246	$21.35	$ 90,634
Thrivent Partner Worldwide Allocation	35,240	$11.58	$ 408,139
Thrivent Real Estate Securities	5,318	$22.42	$ 119,232
Thrivent Small Cap Index	1,391	$29.15	$ 40,553
Thrivent Small Cap Stock	10,730	$24.05	$ 258,073
			$23,633,040

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
Years 8+ Earnings Additions Death Benefit (Option C) – 1.25% Expense Ratio
Thrivent Aggressive Allocation	22,918	$22.65	$ 519,108
Thrivent Balanced Income Plus	579	$19.02	$ 11,010
Thrivent Diversified Income Plus	13,792	$19.22	$ 265,115
Thrivent Government Bond	4,996	$13.90	$ 69,427
Thrivent Growth and Income Plus	25,694	$13.96	$ 358,612
Thrivent High Yield	2,322	$20.82	$ 48,345
Thrivent Income	1,125	$16.10	$ 18,121
Thrivent Large Cap Growth	3,174	$26.51	$ 84,149
Thrivent Large Cap Index	5,764	$24.72	$ 142,487
Thrivent Large Cap Stock	3,308	$19.59	$ 64,808
Thrivent Large Cap Value	5,263	$22.65	$ 119,216
Thrivent Limited Maturity Bond	553	$12.11	$ 6,689
Thrivent Low Volatility Equity	—	$10.92	$ —
Thrivent Mid Cap Index	2,622	$29.48	$ 77,295
Thrivent Mid Cap Stock	4,589	$31.92	$ 146,469
Thrivent Moderate Allocation	146,330	$19.20	$2,809,868
Thrivent Moderately Aggressive Allocation	134,106	$20.98	$2,813,086
Thrivent Moderately Conservative Allocation	41,361	$16.93	$ 700,378
Thrivent Money Market	8,195	$ 1.00	$ 8,188
Thrivent Multidimensional Income	—	$10.26	$ —
Thrivent Opportunity Income Plus	632	$14.41	$ 9,109
Thrivent Partner All Cap	6,075	$25.96	$ 157,722
Thrivent Partner Healthcare	6,493	$21.66	$ 140,634
Thrivent Partner Worldwide Allocation	5,150	$11.75	$ 60,518
Thrivent Real Estate Securities	10,836	$22.85	$ 247,621
Thrivent Small Cap Index	1,660	$29.71	$ 49,300
Thrivent Small Cap Stock	5,067	$24.51	$ 124,193
			$9,109,857

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A and B – 1.50% Expense Ratio
Thrivent Aggressive Allocation	419,429	$21.94	$ 9,204,068
Thrivent Balanced Income Plus	27,635	$18.43	$ 509,205
Thrivent Diversified Income Plus	94,464	$18.62	$ 1,759,160
Thrivent Government Bond	19,195	$13.46	$ 258,407
Thrivent Growth and Income Plus	49,105	$13.62	$ 668,985
Thrivent High Yield	43,018	$20.17	$ 867,801
Thrivent Income	47,830	$15.60	$ 746,226
Thrivent Large Cap Growth	38,714	$25.68	$ 994,338
Thrivent Large Cap Index	40,766	$23.95	$ 976,367
Thrivent Large Cap Stock	47,536	$18.98	$ 902,286
Thrivent Large Cap Value	35,627	$21.94	$ 781,781
Thrivent Limited Maturity Bond	109,987	$11.73	$ 1,290,032
Thrivent Low Volatility Equity	—	$10.90	$ —
Thrivent Mid Cap Index	16,751	$28.56	$ 478,410
Thrivent Mid Cap Stock	44,729	$30.92	$ 1,383,101
Thrivent Moderate Allocation	1,786,091	$18.60	$33,227,039
Thrivent Moderately Aggressive Allocation	806,226	$20.32	$16,384,303
Thrivent Moderately Conservative Allocation	454,758	$16.41	$ 7,460,322
Thrivent Money Market	276,001	$ 0.97	$ 267,067
Thrivent Multidimensional Income	5,428	$10.25	$ 55,618
Thrivent Opportunity Income Plus	33,312	$13.96	$ 465,022
Thrivent Partner All Cap	14,722	$25.15	$ 370,275
Thrivent Partner Emerging Markets Equity	9,872	$13.59	$ 134,137
Thrivent Partner Growth Stock	33,455	$29.65	$ 991,941
Thrivent Partner Healthcare	21,893	$21.14	$ 462,836
Thrivent Partner Worldwide Allocation	67,646	$11.47	$ 775,904
Thrivent Real Estate Securities	25,646	$22.14	$ 567,753
Thrivent Small Cap Index	15,966	$28.78	$ 459,506
Thrivent Small Cap Stock	36,188	$23.75	$ 859,377
			$83,301,267

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A and C – 1.35% Expense Ratio
Thrivent Aggressive Allocation	62,644	$22.37	$ 1,401,076
Thrivent Balanced Income Plus	9,138	$18.78	$ 171,600
Thrivent Diversified Income Plus	60,651	$18.98	$ 1,151,163
Thrivent Government Bond	18,594	$13.72	$ 255,128
Thrivent Growth and Income Plus	13,805	$13.82	$ 190,820
Thrivent High Yield	14,803	$20.56	$ 304,354
Thrivent Income	36,056	$15.90	$ 573,334
Thrivent Large Cap Growth	24,445	$26.18	$ 639,895
Thrivent Large Cap Index	16,639	$24.41	$ 406,171
Thrivent Large Cap Stock	14,721	$19.35	$ 284,783
Thrivent Large Cap Value	19,185	$22.36	$ 429,073
Thrivent Limited Maturity Bond	13,153	$11.95	$ 157,233
Thrivent Low Volatility Equity	—	$10.91	$ —
Thrivent Mid Cap Index	9,607	$29.11	$ 279,663
Thrivent Mid Cap Stock	21,638	$31.52	$ 681,935
Thrivent Moderate Allocation	528,478	$18.96	$10,020,100
Thrivent Moderately Aggressive Allocation	518,196	$20.71	$10,733,059
Thrivent Moderately Conservative Allocation	172,131	$16.72	$ 2,878,028
Thrivent Money Market	38,848	$ 0.99	$ 38,314
Thrivent Multidimensional Income	—	$10.26	$ —
Thrivent Opportunity Income Plus	11,714	$14.23	$ 166,661
Thrivent Partner All Cap	2,102	$25.63	$ 53,893
Thrivent Partner Emerging Markets Equity	4,465	$13.79	$ 61,553
Thrivent Partner Growth Stock	17,270	$30.22	$ 521,894
Thrivent Partner Healthcare	15,907	$21.45	$ 341,187
Thrivent Partner Worldwide Allocation	41,947	$11.64	$ 488,163
Thrivent Real Estate Securities	11,626	$22.56	$ 262,316
Thrivent Small Cap Index	5,550	$29.33	$ 162,810
Thrivent Small Cap Stock	12,295	$24.20	$ 297,576
			$32,951,782

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options B and C – 1.55% Expense Ratio
Thrivent Aggressive Allocation	4,056	$21.81	$ 88,443
Thrivent Balanced Income Plus	—	$18.31	$ —
Thrivent Diversified Income Plus	3,920	$18.50	$ 72,535
Thrivent Government Bond	2,622	$13.38	$ 35,074
Thrivent Growth and Income Plus	—	$13.56	$ —
Thrivent High Yield	33	$20.05	$ 669
Thrivent Income	5,024	$15.50	$ 77,888
Thrivent Large Cap Growth	13,140	$25.52	$ 335,363
Thrivent Large Cap Index	1,242	$23.80	$ 29,559
Thrivent Large Cap Stock	818	$18.86	$ 15,428
Thrivent Large Cap Value	—	$21.80	$ —
Thrivent Limited Maturity Bond	547	$11.65	$ 6,378
Thrivent Low Volatility Equity	—	$10.90	$ —
Thrivent Mid Cap Index	1,121	$28.38	$ 31,812
Thrivent Mid Cap Stock	—	$30.73	$ —
Thrivent Moderate Allocation	13,138	$18.49	$ 242,866
Thrivent Moderately Aggressive Allocation	45,469	$20.19	$ 918,195
Thrivent Moderately Conservative Allocation	8,675	$16.30	$ 141,414
Thrivent Money Market	18,886	$ 0.96	$ 18,159
Thrivent Multidimensional Income	—	$10.24	$ —
Thrivent Opportunity Income Plus	100	$13.87	$ 1,384
Thrivent Partner All Cap	—	$24.99	$ —
Thrivent Partner Emerging Markets Equity	410	$13.52	$ 5,540
Thrivent Partner Growth Stock	—	$29.46	$ —
Thrivent Partner Healthcare	209	$21.04	$ 4,402
Thrivent Partner Worldwide Allocation	5,323	$11.41	$ 60,757
Thrivent Real Estate Securities	1,403	$22.00	$ 30,861
Thrivent Small Cap Index	1,089	$28.60	$ 31,149
Thrivent Small Cap Stock	—	$23.60	$ —
			$2,147,876

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A, B and C – 1.65% Expense Ratio
Thrivent Aggressive Allocation	525,966	$21.53	$ 11,324,549
Thrivent Balanced Income Plus	43,399	$18.08	$ 784,598
Thrivent Diversified Income Plus	135,715	$18.27	$ 2,479,740
Thrivent Government Bond	64,595	$13.21	$ 853,222
Thrivent Growth and Income Plus	9,325	$13.43	$ 125,210
Thrivent High Yield	34,995	$19.79	$ 692,645
Thrivent Income	44,180	$15.31	$ 676,296
Thrivent Large Cap Growth	57,899	$25.20	$ 1,459,084
Thrivent Large Cap Index	65,452	$23.50	$ 1,538,102
Thrivent Large Cap Stock	58,832	$18.62	$ 1,095,644
Thrivent Large Cap Value	54,395	$21.53	$ 1,171,125
Thrivent Limited Maturity Bond	56,983	$11.51	$ 655,766
Thrivent Low Volatility Equity	—	$10.89	$ —
Thrivent Mid Cap Index	41,364	$28.02	$ 1,159,139
Thrivent Mid Cap Stock	79,839	$30.34	$ 2,422,273
Thrivent Moderate Allocation	1,721,666	$18.25	$ 31,425,221
Thrivent Moderately Aggressive Allocation	1,365,329	$19.94	$ 27,223,807
Thrivent Moderately Conservative Allocation	591,675	$16.10	$ 9,523,628
Thrivent Money Market	523,492	$ 0.95	$ 496,988
Thrivent Multidimensional Income	—	$10.24	$ —
Thrivent Opportunity Income Plus	16,308	$13.70	$ 223,371
Thrivent Partner All Cap	21,947	$24.68	$ 541,582
Thrivent Partner Emerging Markets Equity	33,335	$13.39	$ 446,415
Thrivent Partner Growth Stock	16,646	$29.09	$ 484,254
Thrivent Partner Healthcare	26,380	$20.84	$ 549,654
Thrivent Partner Worldwide Allocation	120,875	$11.30	$ 1,366,473
Thrivent Real Estate Securities	36,289	$21.72	$ 788,213
Thrivent Small Cap Index	30,830	$28.24	$ 870,589
Thrivent Small Cap Stock	54,870	$23.30	$ 1,278,480
			$101,656,068
Years 8+ Basic Death Benefits and Return Protection – 1.50% Expense Ratio
Thrivent Moderately Conservative Allocation	345,110	$13.37	$ 4,613,468
			$ 4,613,468
Years 8+ Basic Death Benefits and Return Protection – 1.75% Expense Ratio
Thrivent Moderate Allocation	8,428,285	$18.20	$153,429,546
Thrivent Moderately Aggressive Allocation	4,765,491	$19.89	$ 94,767,635
Thrivent Moderately Conservative Allocation	9,952,800	$16.05	$159,773,106
			$407,970,287

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
Years 8+ Maximum Anniversary Death Benefit and Return Protection – 1.70% Expense Ratio
Thrivent Moderately Conservative Allocation	370,099	$13.21	$ 4,888,757
			$ 4,888,757
Years 8+ Maximum Anniversary Death Benefit and Return Protection – 1.95% Expense Ratio
Thrivent Moderate Allocation	4,840,314	$17.75	$ 85,907,767
Thrivent Moderately Aggressive Allocation	2,645,564	$19.39	$ 51,293,060
Thrivent Moderately Conservative Allocation	5,725,382	$15.65	$ 89,609,117
			$ 226,809,944
Years 1-7 Guaranteed Lifetime Withdrawal Benefit – 2.00% Expense Ratio
Thrivent Moderately Conservative Allocation	137,371,653	$13.30	$1,828,075,035
			$1,828,075,035
Years 1-7 Guaranteed Lifetime Withdrawal Benefit – 2.50% Expense Ratio
Thrivent Moderate Allocation	185,948,398	$13.72	$2,551,631,127
			$2,551,631,127
Years 1-7 Guaranteed Lifetime Withdrawal Benefit – 2.50% Expense Ratio
Thrivent Moderately Aggressive Allocation	57,758,814	$13.84	$ 799,616,060
			$ 799,616,060
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 1.75% Expense Ratio
Thrivent Moderately Conservative Allocation	14,936,370	$13.66	$ 203,982,584
			$ 203,982,584
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 2.25% Expense Ratio
Thrivent Moderate Allocation	61,153,882	$14.09	$ 861,461,821
			$ 861,461,821
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 2.25% Expense Ratio
Thrivent Moderately Aggressive Allocation	24,345,074	$14.21	$ 345,954,037
			$ 345,954,037

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
AdvisorFlex VA Series
American Funds IS® Global Growth	3,620	$11.06	$ 40,033
American Funds IS® Growth-Income	37,690	$11.12	$419,170
American Funds IS® International	30,711	$11.12	$341,411
BlackRock Total Return V.I	5,395	$10.07	$ 54,356
DFA VA International Small Portfolio	26,500	$11.15	$295,587
DFA VA US Targeted Value	17,862	$10.96	$195,844
Fidelity® VIP Emerging Markets	27,453	$11.79	$323,776
Fidelity® VIP International Capital Appreciation	—	$11.25	$ —
Fidelity® VIP Value	6,818	$10.79	$ 73,567
Janus Henderson Enterprise	5,797	$11.11	$ 64,413
John Hancock Core Bond Trust	13,247	$10.08	$133,554
John Hancock International Equity Index Trust B	—	$11.06	$ —
John Hancock Strategic Income Opportunities Trust	5,169	$10.17	$ 52,594
MFS® VIT II – MFS® Blended Research Core Equity	3,054	$11.09	$ 33,867
MFS® VIT II – MFS® Corporate Bond	2,457	$10.20	$ 25,057
MFS® VIT III – MFS® Global Real Estate	574	$10.58	$ 6,077
MFS® VIT II – MFS® International Value	15,113	$10.92	$165,059
MFS® VIT III – MFS® Mid Cap Value	32,662	$10.69	$349,297
MFS® VIT II – MFS® Technology	3,822	$11.48	$ 43,881
MFS® VIT – MFS® Value	12,531	$10.76	$134,789
PIMCO VIT Emerging Markets Bond	1,563	$10.33	$ 16,143
PIMCO VIT Global Bond (Unhedged)	5,931	$10.29	$ 61,007
PIMCO VIT Long-Term U.S. Government	1,113	$10.25	$ 11,402
PIMCO VIT Real Return	44,631	$10.20	$455,218
Principal Diversified International	2,869	$11.10	$ 31,832
Principal Government & High Quality Bond	4,857	$10.03	$ 48,712
Principal Small Cap	32,493	$10.97	$356,468
Templeton Global Bond VIP	19,390	$ 9.88	$191,650
Thrivent Balanced Income Plus	—	$10.51	$ —
Thrivent Diversified Income Plus	13,164	$10.38	$136,596
Thrivent Growth and Income Plus	2,636	$10.62	$ 27,995
Thrivent High Yield	21,882	$10.26	$224,601
Thrivent Income	9,082	$10.22	$ 92,776
Thrivent Large Cap Growth	—	$11.16	$ —
Thrivent Large Cap Index	55,756	$11.10	$619,056
Thrivent Large Cap Stock	284	$10.91	$ 3,097
Thrivent Large Cap Value	3,835	$11.16	$ 42,782
Thrivent Limited Maturity Bond	10,835	$10.09	$109,295
Thrivent Low Volatility Equity	1,107	$10.79	$ 11,942
Thrivent Mid Cap Index	27,395	$10.93	$299,459
Thrivent Mid Cap Stock	10,489	$11.07	$116,110
Thrivent Money Market	13,714	$ 1.00	$ 13,734
Thrivent Multidimensional Income	1,296	$10.27	$ 13,307
Thrivent Opportunity Income Plus	3,234	$10.17	$ 32,884

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
Thrivent Partner All Cap	1,686	$10.87	$ 18,320
Thrivent Partner Emerging Markets Equity	444	$10.87	$ 4,825
Thrivent Partner Growth Stock	14,837	$11.16	$ 165,614
Thrivent Partner Healthcare	4,057	$ 9.93	$ 40,290
Thrivent Partner Worldwide Allocation	7,351	$10.83	$ 79,595
Thrivent Real Estate Securities	460	$10.32	$ 4,749
Thrivent Small Cap Index	6,675	$10.98	$ 73,318
Thrivent Small Cap Stock	7,852	$11.17	$ 87,681
Vanguard® VIF Capital Growth	48,032	$11.25	$ 540,212
Vanguard® VIF International	9,468	$11.45	$ 108,404
Vanguard® VIF Short-Term Investment-Grade	11,252	$10.02	$ 112,732
Vanguard® VIF Small Company Growth	5,263	$11.06	$ 58,206
Vanguard® VIF Total Bond Market Index	66,734	$10.09	$ 673,058
Vanguard® VIF Total Stock Market Index	57,479	$11.08	$ 636,951
			$8,272,353

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
Death Claims – 2002 Series
Thrivent Aggressive Allocation	—	$21.89	$ —
Thrivent Balanced Income Plus	5,561	$19.27	$ 107,151
Thrivent Diversified Income Plus	1,940	$19.27	$ 37,392
Thrivent Government Bond	4,233	$14.41	$ 61,010
Thrivent Growth and Income Plus	1,825	$14.37	$ 26,220
Thrivent High Yield	665	$20.86	$ 13,866
Thrivent Income	1,647	$16.65	$ 27,417
Thrivent Large Cap Growth	3,425	$25.26	$ 86,532
Thrivent Large Cap Index	967	$24.70	$ 23,889
Thrivent Large Cap Stock	3,132	$19.39	$ 60,750
Thrivent Large Cap Value	2,171	$22.77	$ 49,454
Thrivent Limited Maturity Bond	2,841	$12.49	$ 35,482
Thrivent Low Volatility Equity	—	$10.94	$ —
Thrivent Mid Cap Index	2,305	$27.84	$ 64,165
Thrivent Mid Cap Stock	5,130	$29.23	$ 149,972
Thrivent Moderate Allocation	37,707	$19.06	$ 718,726
Thrivent Moderately Aggressive Allocation	15,576	$20.55	$ 320,085
Thrivent Moderately Conservative Allocation	10,612	$17.00	$ 180,401
Thrivent Money Market	54,300	$ 1.03	$ 55,790
Thrivent Multidimensional Income	—	$10.28	$ —
Thrivent Opportunity Income Plus	1,348	$14.93	$ 20,116
Thrivent Partner All Cap	2,036	$24.01	$ 48,881
Thrivent Partner Emerging Markets Equity	1,317	$14.33	$ 18,877
Thrivent Partner Growth Stock	2,367	$29.63	$ 70,143
Thrivent Partner Healthcare	91	$22.30	$ 2,039
Thrivent Partner Worldwide Allocation	8,703	$12.10	$ 105,281
Thrivent Real Estate Securities	1,668	$21.82	$ 36,394
Thrivent Small Cap Index	682	$27.64	$ 18,863
Thrivent Small Cap Stock	6,186	$23.07	$ 142,735
			$2,481,631

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
Death Claims – 2005 Series
Thrivent Aggressive Allocation	5,665	$21.89	$ 124,004
Thrivent Balanced Income Plus	737	$19.27	$ 14,201
Thrivent Diversified Income Plus	5,091	$19.27	$ 98,115
Thrivent Government Bond	2,571	$14.41	$ 37,058
Thrivent Growth and Income Plus	12,226	$14.37	$ 175,667
Thrivent High Yield	1,015	$20.86	$ 21,169
Thrivent Income	769	$16.65	$ 12,796
Thrivent Large Cap Growth	10,332	$25.26	$ 261,017
Thrivent Large Cap Index	16,414	$24.70	$ 405,392
Thrivent Large Cap Stock	1,021	$19.39	$ 19,800
Thrivent Large Cap Value	6,399	$22.77	$ 145,735
Thrivent Limited Maturity Bond	360	$12.49	$ 4,496
Thrivent Low Volatility Equity	—	$10.94	$ —
Thrivent Mid Cap Index	236	$27.84	$ 6,557
Thrivent Mid Cap Stock	3,203	$29.23	$ 93,624
Thrivent Moderate Allocation	135,231	$19.06	$2,577,584
Thrivent Moderately Aggressive Allocation	20,923	$20.55	$ 429,968
Thrivent Moderately Conservative Allocation	299,295	$17.00	$5,087,752
Thrivent Money Market	57,358	$ 1.03	$ 58,932
Thrivent Multidimensional Income	—	$10.28	$ —
Thrivent Opportunity Income Plus	—	$14.93	$ —
Thrivent Partner All Cap	5,059	$24.01	$ 121,453
Thrivent Partner Emerging Markets Equity	6,571	$14.33	$ 94,171
Thrivent Partner Growth Stock	266	$29.63	$ 7,885
Thrivent Partner Healthcare	717	$22.30	$ 15,990
Thrivent Partner Worldwide Allocation	1,701	$12.10	$ 20,571
Thrivent Real Estate Securities	575	$21.82	$ 12,557
Thrivent Small Cap Index	238	$27.64	$ 6,565
Thrivent Small Cap Stock	1,564	$23.07	$ 36,095
			$9,889,154

PART C.    OTHER INFORMATION
Item 24.     Financial Statements and Exhibits
(a)	Financial Statements
	PART A:	None
(b)	PART B:	Financial Statements of Depositor. (*) Financial Statements of Thrivent Variable Annuity Account I (*)

Exhibit (b)	Description	Filed Herewith / Incorporated by reference from
1	Resolution of the Board of Directors of Thrivent Financial for Lutherans authorizing the establishment of Thrivent Variable Annuity Account I (“Registrant”)	Initial registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on May 31, 2002
2	Not Applicable
3(a)	Form of Distribution Agreement with Registered Representatives	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on February 17, 2017
(b)	Principal Underwriting Agreement By and Between Depositor and Thrivent Investment Management Inc.	Post-Effective Amendment No. 5 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 20, 2006
4(a)	Contract	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on October 1, 2002
Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 24, 2005
(b)	Amendatory Agreement (Unisex Endorsement)	Initial registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on May 31, 2002
Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 24, 2005
(c)	403(b) Tax Sheltered Annuity Endorsement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on October 1, 2002
Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 24, 2005
Post-Effective Amendment No. 13 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 19, 2010

Exhibit (b)	Description	Filed Herewith / Incorporated by reference from
(d)	Individual Retirement Annuity Endorsement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on October 1, 2002
Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 24, 2005
Post-Effective Amendment No. 13 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 19, 2010
(e)	Roth Individual Retirement Annuity Endorsement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on October 1, 2002
Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 24, 2005
Post-Effective Amendment No. 13 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 19, 2010
(f)	SIMPLE Individual Retirement Annuity Endorsement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on October 1, 2002
Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 24, 2005
Post-Effective Amendment No. 13 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 19, 2010
(g)	Variable Settlement Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on October 1, 2002
(h)	Amendatory Agreement (In force-Return Protection Allocations)	Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 24, 2005
(i)	Guaranteed Lifetime Withdrawal Benefit	Post-Effective Amendment No. 7 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on May 4, 2007
(j)	Amendatory Agreement ICC13 WM-ZB-FPVA (Partial Annuitization Variable Annuity Account I 2002)	Post-Effective Amendment No. 17 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 14, 2014.
(k)	Amendatory Agreement ICC13 WM-ZC-FPVA (Partial Annuitization Variable Annuity Account I 2005)	Post-Effective Amendment No. 17 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 14, 2014.
(l)	Joint Guaranteed Lifetime Withdrawal Benefit Election Application	Post-Effective Amendment No. 22 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 9, 2018.
(m)	Joint Guaranteed Lifetime Withdrawal Benefit Withdrawal Period	Post-Effective Amendment No. 22 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 9, 2018.

Exhibit (b)	Description	Filed Herewith / Incorporated by reference from
(n)	Joint Guaranteed Lifetime Withdrawal Benefit New and In Force	Post-Effective Amendment No. 22 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 9, 2018.
5(a)	Contract Application Form	Initial registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on May 31, 2002
Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 24, 2005
(b)	Application for Variable Settlement Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on October 1, 2002
(c)	New Account Suitability Form	Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 24, 2005
6	Articles of Incorporation and Bylaws of Depositor	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on February 17, 2017
7	Not Applicable
8	Participation Agreement between the Depositor and the Fund as of December 15, 2003	Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004
9	Opinion of Counsel as to the legality of the securities being registered (including written consent)	Filed herewith
10	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP	Filed herewith
11	Not Applicable
12	Not Applicable
13	Power of Attorney for Bradford N. Creswell	Filed herewith
14	Description of Offers To Exchange Variable Annuity Contracts	Post-Effective Amendment No. 13 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 19, 2010
(a)	Description of Offers To Exchange Variable Annuity Contracts (Revised February 14, 2014)	Post-Effective Amendment No. 17 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 14, 2014
(b)	Description of Offers To Exchange Variable Annuity Contracts (Revised April, 2014)	Post-Effective Amendment No. 18 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 28, 2014
(c)	Description of Offers To Exchange Variable Annuity Contracts (W-BC-FPVA-05 only)	Post-Effective Amendment No. 18 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 28, 2014
(*)	Filed herewith

Item 25.    Directors and Officers of the Depositor
The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below, unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, MN 55415.
Name and Principal Business Address	Positions and Offices with Depositor
N. Cornell Boggs, III 412 W. Loomis Street Ludington, MI 49431	Director
Kenneth A. Carow Kelley School of Business BS 3024F 801 W. Michigan Street Indianapolis, Indiana 46142	Director
Bradford N. Creswell 1200 Westlake Avenue N Suite 600 Seattle, WA 98109	Director
Lynn Crump-Caine 23 Ball Mill Place Sandy Springs, Georgia 30350	Director
Eric J. Draut 524 S. Banbury Road Arlington Heights, Illinois 60005	Director
Kirk D. Farney Wheaton College 501 College Avenue Wheaton, Illinois 60187	Director
Rev. Mark A. Jeske St. Marcus Lutheran Church 2215 North Palmer Street Milwaukee, Wisconsin 55312-3299	Director
Frederick G. Kraegel Parham Partners LLC 1225 Hyde Lane Henrico, Virginia 23229-6064	Director
F. Mark Kuhlmann 1711 Stone Ridge Trails Drive Kirkwood, Missouri 63122	Director
Kathryn V. Marinello 107 Hispaniola Lane Bonita Springs, Florida 34134	Director
Bonnie E. Raquet 412 Rivers Edge Williamsburg, Virginia 23185-8945	Chair of the Board of Directors
Alice M. Richter 2774 Wilds Lane NW Prior Lake, Minnesota 55372	Director
Bradford L. Hewitt	Chief Executive Officer, Director
Randall L. Boushek	Chief Financial Officer and Treasurer
Teresa J. Rasmussen	President, Thrivent Financial
David S. Royal	Chief Investment Officer
James A. Thomsen	President, Thrivent Holdings
Terry W. Timm 4321 North Ballard Road Appleton, Wisconsin 54919	Chief Administrative Officer
Paul R. Johnston	General Counsel & Secretary

Name and Principal Business Address	Positions and Offices with Depositor
Christopher J. Kopka	President, Thrivent Church Solutions
James M. Odland	Vice President and Chief Compliance Officer
Mary S. Nease	Chief Human Resources Officer
Susan Oberman Smith	Chief Actuary
Item 26.    Persons Controlled by or Under Common Control with Depositor or Registrant
Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the relationship of each wholly owned direct and indirect subsidiary to Thrivent Financial, except as indicated below. Financial statements of Thrivent Financial will be presented on a consolidated basis.
Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin
Thrivent Financial Holdings, Inc.	Holding company with no independent operations	Delaware
Thrivent Trust Company	Federally chartered limited purpose trust bank	Federal Charter
Thrivent Investment Management Inc.	Broker-dealer and investment adviser	Delaware
North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin
Thrivent Financial Investor Services Inc.	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.	Licensed life and health agency	Minnesota
Newman Financial Services, LLC	Limited Liability Company	Minnesota
NewLife Insurance Agency, LLC[5]	Limited Liability Company	Minnesota
Thrivent Life Insurance Company	Life insurance company	Wisconsin
cuLearn, LLC[6]	Limited Liability Company	Delaware
PREPARE/ENRICH, LLC	Limited Liability Company	Delware
Thrivent Asset Management, LLC[1]	Investment adviser	Delaware
Thrivent Distributors, LLC	Limited Liability Company	Delaware
White Rose GP I, LLC[2]	General partner	Delaware
White Rose Fund I Equity Direct, L.P.[3]	Private equity fund	Delaware
White Rose Fund I Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP II, LLC[2]	General partner	Delaware
Thrivent White Rose Fund II Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund II Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP III, LLC[2]	General partner	Delaware
Thrivent White Rose Fund III Mezzanine Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund III Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP IV, LLC[2]	General partner	Delaware
Thrivent White Rose Fund IV Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP V, LLC[2]	General partner	Delaware
Thrivent White Rose Fund V Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP VI, LLC[2]	General partner	Delaware
Thrivent White Rose Fund VI Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent White Rose Fund GP VII, LLC[2]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[3]	Private equity fund	Delaware
White Rose Fund VII Equity Direct Corporation[3]	Private equity fund	Deleware
Thrivent White Rose Fund VII Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP VIII, LLC[2]	General partner	Delaware
Thrivent White Rose Fund VIII Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP IX, LLC[2]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[3]	Private equity fund	Delaware
White Rose Fund IX Equity Direct Corporation[3]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP X, LLC[2]	General partner	Delaware
Thrivent White Rose Fund X, Equity Direct, L.P.[3]	Private equity fund	Delaware
White Rose X Equity Direct Corporation I3	Private equity fund	Delaware
White Rose X Equity Direct Corporation II3	Private equity fund	Delaware
Thrivent White Rose Fund X, Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP XI, LLC[2]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Fund, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Real Estate GP I, LLC[2]	General Partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.[3]	Private equity fund	Delaware
Gold Ring Holdings, LLC	Investment subsidiary	Delaware
Thrivent White Rose Opportunity Fund, GP, LLC[2]	General Partner	Delware
Thrivent White Rose Opportunity Fund, GP, L.P.[3]	Private equity fund	Delware
Twin Bridge Capital Partner, LLC[4]	Managing Member	Delaware
Thrivent Education Funding, LLC	Limited Liability Company	Delaware
Thrivent Education Finance Group, LLC	Limited Liability Company	Delaware

[1]	Thrivent Asset Management, LLC (“TAM”) is a subsidiary of Thrivent Financial Holdings, Inc., (“TFH”) which is a wholly owned subsidiary of Thrivent Financial. TFH owns 100% of TAM’s membership interests.
[2]	Thrivent Financial owns a majority interest in the limited liability company and is also its managing member.
[3]	The Fund is organized for the purpose of holding investments in Thrivent Financial’s general account.
[4]	Thrivent Financial owns 49% of the managing member’s membership interests. Twin Bridge Capital Partners, LLC is the managing member of a general partner of limited partnerships.
[5]	Newman Financial Services, LLC owns a 50% membership interest in NewLife Insurance Agency, LLC.
6
Thrivent Financial Holdings Inc. owns 90% membership interest in cuLearn, LLC.
The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial and Thrivent Life Insurance Company in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.
1.	Thrivent Variable Life Account I
2.	Thrivent Variable Insurance Account A
3.	Thrivent Variable Annuity Account I
4.	Thrivent Variable Annuity Account II
5.	Thrivent Variable Annuity Account A
6.	Thrivent Variable Annuity Account B
7.	TLIC Variable Insurance Account A
8.	TLIC Variable Insurance Account B
9.	TLIC Variable Annuity Account A

Item 27.    Number of Contract Owners
Number of Contracts as of March 31, 2018:
	Non-Qualified	Qualified	Totals
Contracts (2005)	45,698	199,054	244,752
Prior Contracts (2002)	7,673	41,129	48,802
Item 28.    Indemnification
Section 33 of Depositor’s Bylaws; Article VIII the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.
Section 8 of the Participation Agreement between Depositor, the Accounts and the Fund contains a provision in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29.    Principal Underwriter
(a) Other activity.    Thrivent Investment Management Inc. is the principal underwriter of the Contracts.
(b) Management.    The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.
Name and Principal Business Address	Position and Offices with Underwriter
Karen L. Larson	Director and President
Randall L. Boushek	Director
Thomas L.Young	Director

Name and Principal Business Address	Position and Offices with Underwriter
Thomas J. Birr 4321 North Ballard Road Appleton WI 54919	Vice President
Christopher J. Osborne	Vice President of Supervision
David J. Kloster	Vice President
Timothy S. Meehan	Secretary and Chief Legal Officer
Andrea C. Golis	Chief Compliance Officer
Kurt S. Tureson	Director Affiliate Finance, CFO and Treasurer
Tracy A. Salwei	Assistant Secretary
Bruce Kornaus 4321 North Ballard Road Appleton, WI 54919	Vice President, Service Operations
Susan Plamann 4321 North Ballard Road Appleton, WI 54919	Vice President, Corporate Administration
(c) Compensation from Registrant.    Not Applicable.
Item 30.    Location of Accounts and Records
The accounts and records of Registrant are located at the offices of Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 and 4321 North Ballard Road, Appleton, Wisconsin 54919.
Item 31.    Management Services
Not Applicable.
Item 32.    Undertakings
Registrant will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted.
Registrant will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.
Registrant understands that the restrictions imposed by Section 403(b)(11) of the Internal Revenue Code conflict with certain sections of the Investment Company Act of 1940 that are applicable to the Contracts. In this regard, Registrant is relying on a no-action letter issued on November 28, 1988 by the Office of Insurance Product and Legal Compliance of the SEC, and the requirements for such reliance have been complied with by Registrant.
Depositor hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 333-89488, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Thrivent Financial.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Minneapolis and the state of Minnesota on the 27th day of April, 2018.
Thrivent Variable Annuity Account I (Registrant)
By:	Thrivent Financial for Lutherans (Depositor)
By:	/s/ Bradford L. Hewitt
Bradford L. Hewitt Chief Executive Officer and Director (Principal Executive Officer)
Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below.
/s/ Bradford L. Hewitt	Chief Executive Officer and Director (Principal Executive Officer)	April 27, 2018
Bradford L. Hewitt		Date

/s/ Randall L. Boushek	Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)	April 27, 2018
Randall L. Boushek		Date
A majority of the Board of Directors:*
N. Cornell Boggs, III	Kenneth A. Carow	Lynn Crump-Caine
Eric J. Draut	Kirk D. Farney	Mark A. Jeske
Frederick G. Kraegel	F. Mark Kuhlmann	Kathryn V. Marinello
Bradford N. Creswell	Bonnie E. Raquet	Alice M. Richter
Bradford L. Hewitt
*	James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ James M. Odland	April 27, 2018
James M. Odland Attorney-in-Fact

INDEX TO EXHIBITS
THRIVENT VARIABLE ANNUITY ACCOUNT I
The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 24 of Part C for exhibits not listed below.
EXHIBIT NO.
EX 99.24(b)9	Opinion of Counsel as to the legality of the securities being registered (including written consent)
EX 99.24(b)10	Consent of Independent Registered Public Accounting firm, PricewaterhouseCoopers, LLP
EX 99.24(b)13	Power of Attorney for Bradford N. Creswell